                               IDEX MUTUAL FUNDS

                               WWW.IDEXFUNDS.COM


                                     ANNUAL
                                     REPORT
                                OCTOBER 31, 2000

TABLE OF CONTENTS



FUND MANAGERS' COMMENTARY,                           COMMENTARY/                        SCHEDULE
FUND PERFORMANCE, STATISTICS AND                     PERFORMANCE/                          OF
SCHEDULE OF INVESTMENTS                               STATISTICS                       INVESTMENTS
-----------------------                               ----------                       -----------

- Preface to the Schedules of Investments ..................................................54
- IDEX JCC Growth .........................................2................................56
- IDEX JCC Global .........................................4................................58
- IDEX JCC Balanced .......................................6................................60
- IDEX JCC Capital Appreciation............................8................................63
- IDEX JCC Flexible Income ...............................10................................64
- IDEX Alger Aggressive Growth ...........................12................................66
- IDEX T. Rowe Price Dividend Growth......................14................................68
- IDEX T. Rowe Price Small Cap ...........................16................................70
- IDEX Pilgrim Baxter Mid Cap Growth .....................18................................74
- IDEX Pilgrim Baxter Technology..........................20................................75
- IDEX Gabelli Global Growth..............................22................................76
- IDEX Goldman Sachs Growth ..............................24................................78
- IDEX Transamerica Equity ...............................26................................80
- IDEX Transamerica Small Company ........................28................................81
- IDEX Salomon All Cap ...................................30................................82
- IDEX Great Companies - America (SM).....................32................................84
- IDEX Great Companies - Technology (SM)..................34................................85
- IDEX Great Companies - Global (2) ......................36................................86
- IDEX AEGON Income Plus .................................38................................87
- IDEX Federated Tax Exempt...............................40................................88
- IDEX GE International Equity............................42................................90
- IDEX GE U.S. Equity.....................................44................................92
- IDEX Dean Asset Allocation..............................46................................96
- IDEX LKCM Strategic Total Return........................48................................98
- IDEX NWQ Value Equity ..................................50 ..............................100
- IDEX C.A.S.E. Growth ...................................52 ..............................102

FINANCIAL STATEMENTS
- Preface to the Financial Statements .....................................................104
- Statements of Assets and Liabilities.....................................................106
- Statements of Operations ................................................................112
- Statements of Changes in Net Assets .....................................................118
- Financial Highlights.....................................................................126

NOTES TO FINANCIAL STATEMENTS .............................................................142
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ........................................157
RESULTS OF SHAREHOLDER PROXY VOTING .......................................................158
SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION ...............................................161
TO CONTACT US .............................................................................165

                                    [PHOTO]
                                 JOHN R. KENNEY
                           Chairman of the Board and
                            Chief Executive Officer


                                    [PHOTO]
                                PATRICK S. BAIRD
                                   President


FELLOW SHAREHOLDERS,

Tough love.

With the benefit of hindsight, this year's market shakeout was inevitable. Folks in and around the investment world were simply living too close to the financial edge--borrowing money to buy stocks they didn't know, bidding up money-losing companies they didn't understand, day trading Internet stocks they didn't recognize, online, of course. From where we sit, correcting such undisciplined behavior, hurtful as it is in the short run, is necessary for the long-term well being of the market.

Still, we doubt many expected the punishment that's been inflicted on stocks lately, especially those of the technology stripe. That's because we tend to lose short-term perspective as we move towards the far end of the risk curve--things like greed, optimism, and the fear of being left out--blind us to chance. The resulting "bad" behavior, then, and the urgency for its ultimate redress, become apparent only after the fact.

This transformation in market conduct--from unrestrained confidence to nervous uncertainty--has been challenging to all investors, even those of the professional sort. We urge you to take the time to examine the comments of the IDEX Mutual Fund managers contained in this Report. Understanding how these experts dealt with this difficult market can only make it easier for you to stick to your own investment strategy. And take the time--make the time--to sit down with your financial advisor and review your financial plan, remembering, of course, the best way to increase returns in the long term is to forget about it in the short term.

If it's true that the events of this period are part of a "righting" process, then it wouldn't surprise us at all if some of the old-style investment saws--familiar axioms like spreading exposure to reduce risk or buying cheap rather than chasing growth--may become fashionable again. And we wouldn't be surprised at all if stocks of great companies resumed their upward track--not the nearly vertical track of 1999 and early 2000, but upward nonetheless. Throughout it all, we promise to deliver to you solid investment products and superior investment service. Though your task of financial planning right now is formidable, so too is your potential for reward. We appreciate the opportunity to help you with both.


Sincerely yours,

/s/ JOHN R. KENNEY

December 15, 2000

IDEX JCC GROWTH

                                OBJECTIVE/FOCUS

      Long-term growth of capital through investments in common stocks of companies selected solely for their earnings and growth potential.

                                    [GRAPH]

MARKET ENVIRONMENT

Volatility pressured stocks throughout the period. Initially, fears that the U.S. economy was growing too quickly generated a substantial amount of uncertainty surrounding the direction of interest rates. By the end of the year, however, higher oil prices, currency turmoil, and a series of four separate rate increases by the Federal Reserve had clouded the corporate earnings outlook considerably and investors reacted by sending a wide range of stocks lower. The result was an extremely unsettled market in which most major market indices were able to post only moderate gains.

PERFORMANCE

For the year ended October 31, 2000, IDEX JCC Growth produced relative returns, outpacing that of its benchmark, the S&P 500. Please refer to the Performance Table for additional information.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
   Nokia Corp. OY ADR           7.0%
   General Electric Company     5.9%
   Cisco Systems, Inc.          5.7%
   America Online, Inc.         4.9%
   Time Warner, Inc.            3.9%

STRATEGY REVIEW

While volatility was particularly severe in high-growth sectors like technology, media, and telecommunications, several of our holdings overcame the downdraft to post gains. Leading semiconductor maker Xilinx, Inc. was a case in point. Xilinx makes complex programmable logic chips, which are integrated circuits that customers can program to perform specific functions in electronic devices like computer workstations and cellular radio base stations. The company recently introduced two new product families--the Virtex and Virtex E--used for communications, networking, video and image processing, and other applications requiring a large amount of bandwidth. Acceptance of these highly specialized chips has been nothing short of phenomenal, enabling Xilinx to expand into new and larger markets.

Despite a tailspin in technology stocks, e-commerce transactions company BEA Systems was a winner. BEA's products allow businesses with older mainframe computer systems to build reliable e-commerce infrastructures utilizing their existing equipment. What's more, some of the world's most innovative companies rely on BEA's flagship TUXEDO software to help them process millions of transactions daily. Also boosting our confidence in BEA during the period was the company's progress in developing proprietary leading-edge software and expanding its product line through acquisitions.

TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------
   Software                 16.4%
   Communications           16.0%
   Diversified Technology   11.6%
   Broadcasting              9.4%
   Computers                 7.9%

Check Point Software Technologies also helped fuel our performance. This Internet security firm builds firewalls to keep hackers out of internal networks while allowing off-site workers in. Check Point is one of the leaders in the Internet security industry and is growing its top-line revenues at an impressive rate.

Working against us was top software maker Microsoft, whose shares suffered a free fall as it became apparent that the federal court adjudicating the U.S. Department of Justice's antitrust case against the software giant was leaning toward breaking up the company. Additionally, leading e-tailer Amazon.com's stock price tumbled after a Wall Street analyst's negative assessment of the company's credit quality and cash reserves. Nevertheless, we elected to maintain the positions as we monitor both situations closely.

OUTLOOK

Going forward, we expect the recent market volatility to be the rule rather than the exception. That being the case, our long-term investment strategy is to closely align the fund with the leaders in a number of forward-thinking industries, thereby enabling us to weather the ups and downs of the market successfully.

/S/ EDWARD KEELY
--------------------------
EDWARD KEELY
Fund Manager
Janus Capital Corporation


   IDEX MUTUAL FUNDS
2  ANNUAL REPORT 2000

                               COMPARATIVE INDEX

      A comparative index is a general broad-based index, representative of the objective of the fund, to which to compare a fund's performance.


                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

------------------------------------------------------------------------------
                                                          From      Inception
                      1 year      5 year     10 year   Inception       Date
------------------------------------------------------------------------------
Class A (NAV)         10.82%      27.40%      23.19%     19.94%       5/8/86
Class A (POP)          4.73%      25.96%      22.50%     19.47%       5/8/86
S&P 500(1)             6.09%      21.67%      19.44%     16.27%       5/8/86
------------------------------------------------------------------------------
Class B (NAV)         10.11%      26.94%         --      26.71%      10/1/95
Class B (POP)          5.11%      26.94%         --      26.64%      10/1/95
------------------------------------------------------------------------------
Class C (NAV)(2)      10.11%         --          --      10.11%      11/1/99
------------------------------------------------------------------------------
Class M (NAV)         10.22%      27.01%         --      22.60%      10/1/93
Class M (POP)          8.12%      26.76%         --      22.42%      10/1/93
------------------------------------------------------------------------------
Class T (NAV)         11.20%      27.75%      23.59%     20.34%       6/4/85
Class T (POP)          1.75%      25.50%      22.50%     19.65%       6/4/85
------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares, 1% for M shares and 8.5% for T shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class T shares are not available to new investors.

This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                             OCTOBER 31, 2000  OCTOBER 31, 1999
                             ----------------  ----------------

Consumer Cyclical                  16.3             19.6
Consumer Non-Cyclical                --              3.5
Energy                              1.6              2.1
Financial                           2.7              2.8
Industrial                          6.7              5.5
Technology                         63.2             54.7
Short-term                          9.7             12.0

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                             IDEX MUTUAL FUNDS
                                                            ANNUAL REPORT 2000 3

                                IDEX JCC GLOBAL

                                OBJECTIVE/FOCUS

       Long-term growth and preservation of capital through investments primarily in common stocks of foreign and domestic issuers.

                                    [GRAPH]

MARKET ENVIRONMENT

Developments in the U.S. largely set the tone for worldwide markets during the year, with major markets in Europe and Asia generally following U.S. stocks higher during the first four months of the period. Worldwide markets retreated in mid-March when sentiment turned against fast-growing stocks of the NASDAQ Composite. Rising energy prices, higher interest rates, and fears that a slowdown in the U.S. economy would pressure corporate earnings then took over, keeping a lid on equities and forcing most major benchmarks into negative territory for the year. While most European markets ended the period mixed, dollar-based returns were lower due to the decline of the euro during the year. Japanese stocks mirrored the still-sluggish economy, with the Nikkei Index finishing near 18-month lows. In the emerging markets, Asian stocks were notably poor performers with others, Korea for example, trading near lows touched during the 1998 Asian crisis.

PERFORMANCE

For the fiscal year ended October 31, 2000, IDEX JCC Global's strong performance significantly outpaced that of its benchmark, the MSCI World Index. Please refer to the Performance Table for additional information.

      FIVE LARGEST HOLDINGS (% OF NET ASSETS)
      ---------------------------------------
    Cisco Systems, Inc.                      4.0%
    NTT Docomo, Inc.                         3.6%
    China Mobile, Ltd. ADR                   2.9%
    Nokia Corp. OY                           2.6%
    Telefonos de Mexico SA de C.V. ADR       2.6%

STRATEGY REVIEW

While many of the fast-growing sectors in which we participate were hit hard, a number of our companies held up well. Examples included JDS Uniphase, which manufactures capacity-enhancing optical equipment for telecommunications companies worldwide. Other successes in the optical space included fiber-optic cable maker Corning, Inc. of the U.S., and optical component manufacturer Furukawa Electric of Japan. Although volatility in these stocks has increased recently, all three companies managed to hold onto advances won earlier in the year and finished higher.

   TOP FIVE COUNTRIES (% OF NET ASSETS)
   ------------------------------------
         United States    43.5%
         Japan             9.5%
         United Kingdom    7.2%
         Finland           5.0%
         France            4.9%

Israel's Check Point Software, which is rapidly emerging as a leader in Internet security software, also finished higher. A steep decline in technology-related shares that began in March made investors much more selective in deciding which Internet companies deserve funding and which do not. Some of the market's more speculative and overpriced companies fell substantially as a result, and many have yet to regain their footing. Companies such as Check Point, however, with its proven market leadership, solid profitability and improving fundamentals, emerged from the correction intact.

At the same time, our wireless positions traded to a mixed finish. Many of our wireless-related companies gained substantially during the first few months of the period only to be hit hard by concerns that the industry's outstanding growth rate was slowing. Vodafone Group was one of our most notable disappointments for the year. The stock declined after the high prices paid for licenses to operate next-generation networks gave rise to concerns that mobile operators in Europe and elsewhere will have trouble recouping the cost of their investment. Handset manufacturer Nokia Corp. injected further uncertainty by announcing that a temporary glitch related to product transition cycles would pressure third-quarter earnings, and wireless stocks declined nearly across the board as a result.

OUTLOOK

We believe our success during what proved to be an extremely volatile year stands as evidence of the validity of our research-intense, company-by-company approach. Also, we remain confident that many of the secular trends in the global economy--rapidly increasing demand for bandwidth and data storage needs and the increasing ubiquity of wireless communications, for example--remain intact. During periods of extreme market volatility our strategy will be to remain highly selective in choosing stocks while paying increasingly close attention to valuation and the underlying business fundamentals of our investments.

/S/ HELEN YOUNG HAYES
--------------------------
HELEN YOUNG HAYES

/S/ LAURENCE CHANG
--------------------------
LAURENCE CHANG
Co-Fund Managers
Janus Capital Corporation

NOTE: Effective September 1, 2000, IDEX JCC Global is not available to new investors.

   IDEX MUTUAL FUNDS
4  ANNUAL REPORT 2000

                                     REGION

         A region represents countries within a given geographic area.
          Regional analysis is provided for global and international investors to illustrate the regions in which the fund is invested.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

------------------------------------------------------------------------
                                                   From        Inception
                       1 year        5 year      Inception       Date
------------------------------------------------------------------------
Class A (NAV)          22.26%        24.80%        23.17%       10/1/92
Class A (POP)          15.56%        23.39%        22.32%       10/1/92
MSCIW(1)                1.54%        15.06%        14.47%       10/1/92
------------------------------------------------------------------------
Class B (NAV)          21.62%        24.38%        23.10%       10/1/95
Class B (POP)          16.62%        24.38%        23.00%       10/1/95
------------------------------------------------------------------------
Class C (NAV)(2)       21.62%           --         21.62%       11/1/99
------------------------------------------------------------------------
Class M (NAV)          21.72%        24.53%        21.32%       10/1/93
Class M (POP)          19.51%        24.28%        21.15%       10/1/93
------------------------------------------------------------------------

NOTES

(1) The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

INVESTMENTS BY REGION AS A PERCENTAGE OF NET ASSETS

                       OCTOBER 31, 2000      OCTOBER 31, 1999
                       ----------------      ----------------

Asia/Pacific Rim           15.3                     17.3
Europe                     28.9                     36.1
Latin America               5.7                      2.6
Middle East                 2.5                       --
North America              40.5                     34.5
Short-term                  6.8                      9.4

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                             IDEX MUTUAL FUNDS
                                                            ANNUAL REPORT 2000 5

IDEX JCC BALANCED

     CREDIT QUALITY OF BONDS
     (% OF NET ASSETS)
     ---------------------------
         AAA            22.7%
         AA              3.2%
         A               2.8%
         BBB             3.5%
         BB              0.9%
         B               2.3%
         All C's         0.3%
         NA              6.4%
         Not Rated        --


                                OBJECTIVE/FOCUS

      Long-term growth and preservation of capital balanced with current income through investments in stocks and income producing securities.

                                    [GRAPH]


MARKET ENVIRONMENT

My inauguration as Fund Manager of IDEX JCC Balanced can best be described as "baptism by fire" as a market characterized by unprecedented volatility challenged us for most of the year. Rather than being intimidated by this uncertainty, we instead stuck to our knitting, if you will. We've adhered to our research-driven stock-picking approach, looking for companies led by outstanding management teams committed to consistent earnings growth and improving returns on capital. To enhance the fund's yield, we slightly lengthened the duration of our government agency and Treasury securities. We also reallocated our fixed-income assets to reflect a more even blend of government agency, Treasury, and corporate bonds and decreased our exposure to high-yield investments.

   FIVE LARGEST HOLDINGS (% OF NET ASSETS)
   ---------------------------------------
  U.S. Treasury Notes 8-15-2009       12.8%
  U.S. Treasury Notes 11-15-2004       4.1%
  Federal National Mortgage
   Association 6-15-2010               3.7%
  General Electric Company             3.3%
  EMC Corp.                            2.4%


PERFORMANCE

For the fiscal year ended October 31, 2000, IDEX JCC Balanced outpaced the performance of its benchmark, the S&P 500. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

One of the fund's more important holdings, General Electric, supported performance. Under the inspired leadership of CEO Jack Welch, GE has transformed itself from an established industrial business into a forward-thinking, fast-growing corporation. As GE has enthusiastically embraced Web technology, productivity gains related to e-commerce have played a larger role in helping the company consistently boost its earnings 15% to 20% a year. GE's power-systems division has recently emerged as its primary growth driver as the corporation sells more gas-powered turbines to meet surging energy demands across the country.

         TOP FIVE INDUSTRIES (% OF NET ASSETS)
         -------------------------------------
         U.S. Government Securities     19.4%
         Diversified Financial           8.8%
         Communications                  6.7%
         U.S. Government Agencies        5.9%
         Broadcasting                    5.5%


EMC Corp. and Cisco Systems also posted stellar results. The top maker of data-storage equipment, EMC's phenomenal success has paralleled that of the Internet. Indeed, our rigorous analysis has convinced us that growth in the storage industry can be sustained at close to 50% annually for the next five years. EMC further solidified its dominant position by announcing plans to introduce products to support both network-attached storage and small- and mid-sized corporate networks. Cisco, the leading Internet equipment manufacturer, is also benefiting from the explosion in Web traffic. Powering Cisco's revenue gains were robust sales of switches, routers, and fiber-optic network gear to telecommunications companies and increased spending by large corporations to upgrade their computer networks.

Hindering results was Wal-Mart, the world's largest discount retailer. While its overseas stores have been a drag on return on capital, Wal-Mart's push into the grocery business has started to capture market share from the competition. We're willing, therefore, to ride out some pain, because we view Wal-Mart as one of the best-run retailers in the industry. Elsewhere, heavy expenditures to upgrade its cable systems to digital technology, concerns that the economic slowdown would lead to cutbacks in advertising spending, and increased competition all converged to push Comcast Corp. lower. Nevertheless, the cable operator is executing on all fronts, so we elected to trim our position as we keep a close eye on the situation.

OUTLOOK

With earnings misses and higher energy prices keeping the markets jittery, we believe it's more important than ever to stay focused on the fundamentals, employing our in-depth, hands-on investment strategy to seek out resilient businesses able to perform in any economic environment. In fact, we are taking it to the next level by making more company visits, attending more conferences, and talking to more people. In short, we're doing whatever it takes to find opportunities worthy of your investment.

/S/ KAREN L. REIDY
--------------------------
KAREN L. REIDY
Fund Manager
Janus Capital Corporation


  IDEX MUTUAL FUNDS
6 ANNUAL REPORT 2000

                               BALANCED INVESTING

     The balanced style investor is one that keeps a consistent portion of their investments in equity securities such as stocks, as well as income producing securities such as bonds.


                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

-------------------------------------------------------------------------
                                                      From      Inception
                          1 year        5 year      Inception      Date
-------------------------------------------------------------------------
Class A (NAV)              7.23%        19.18%        19.00%     12/2/94
Class A (POP)              1.33%        17.84%        17.87%     12/2/94
S&P 500(1)                 6.09%        21.67%        23.58%     12/2/94
LBGC(1)                    7.11%         6.12%         7.88%     12/2/94
-------------------------------------------------------------------------
Class B (NAV)              6.58%        18.45%        18.33%     10/1/95
Class B (POP)              1.58%        18.45%        18.24%     10/1/95
-------------------------------------------------------------------------
Class C (NAV)(2)           6.58%           --          6.58%     11/1/99
-------------------------------------------------------------------------
Class M (NAV)              6.68%        18.56%        18.38%     12/2/94
Class M (POP)              4.62%        18.32%        18.18%     12/2/94
-------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index (formerly Lehman Brothers Government/Corporate Bond Index) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS


                            OCTOBER 31, 2000           OCTOBER 31, 1999
                            ----------------           ----------------
Basic Materials                     2.1                         --
Consumer Cyclical                  13.4                       30.1
Consumer Non-Cyclical               4.5                        2.8
Energy                              3.3                        1.8
Financial                          12.0                       13.7
Industrial                          5.4                        3.8
Technology                         20.2                       25.1
Utilities                           2.2                        6.8
Long-term U.S. Gov't               25.3                       11.8
Short-term                         10.3                        1.9



This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                             IDEX MUTUAL FUNDS
                                                            ANNUAL REPORT 2000 7

IDEX JCC CAPITAL APPRECIATION

                                OBJECTIVE/FOCUS

  Long-term growth of capital by normally investing at least 50% of assets in medium-sized companies.

                                    [GRAPH]

MARKET ENVIRONMENT

Volatility maintained a tight grip on markets for virtually the entire period. Interest rate uncertainty weighed heavily on the minds of investors during the opening months of the year. By March, however, the focus shifted when it became clear the valuations of several of the technology sector's most visible companies were overextended. This sent the stocks of the tech-heavy NASDAQ Composite into a tailspin from which many have yet to recover. The wave of selling was so powerful that the median NASDAQ stock was more than 50% off of its 52-week high before the correction finally stalled in late April.

PERFORMANCE

IDEX JCC Capital Appreciation underperformed its benchmark, the S&P MidCap 400 Index, for the year ending October 31, 2000. Please refer to the Performance Table for additional information.

          FIVE LARGEST HOLDINGS (% OF NET ASSETS)
          ---------------------------------------
         Paychex, Inc.                       6.3%
         Millennium Pharmaceuticals, Inc.    4.7%
         Exodus Communications               4.0%
         SDL, Inc.                           4.0%
         VeriSign, Inc.                      3.8%

STRATEGY REVIEW

We seek to build a portfolio that is substantially different from our benchmark by focusing on fast-growing companies in some of the market's most dynamic areas, most notably technology, media, and telecommunications. For this reason, our returns are often quite different than those of our benchmark. Across the latter half of the year, many of the stocks that worked well have been in industries such as utilities, financial services, and energy. While we generally try to avoid these sectors, they are very well-represented in our benchmark--a fact that is primarily responsible for the difference between the fund's 12-month performance and that of its benchmark.

       TOP FIVE INDUSTRIES (% OF NET ASSETS)
       -------------------------------------
         Communications             19.3%
         Semiconductors             17.7%
         Biotechnology              14.3%
         Computers                  10.1%
         Broadcasting                5.8%

One area that worked well for us was the Internet. Our holdings in companies such as Web hosting leader Exodus Communications, and Internet security standout VeriSign defied an extremely difficult environment for technology stocks to finish the year dramatically higher. We have always chosen our Web-related investments carefully, adding only those companies with solid and sustainable franchises, tangible business models, and clearly defined prospects for growth. There is little doubt that both Exodus and VeriSign possess each of these traits, a fact that almost certainly allowed them to sidestep much of the volatility that sent other technology stocks reeling. Several of our telecommunications positions were also able to overcome a difficult environment to post advances. While a number of holdings gave ground during the last half of the period, companies like McLeodUSA and Powertel resisted the downdraft to trade higher.

Disappointments included our media holdings, which declined when it became apparent that advertising spending had peaked. Radio operators like Clear Channel Communications and Hispanic Broadcasting Corp. were hit particularly hard as the pool of funds available to Internet companies, which had been big buyers of radio time when things were good, dried up. In addition, marketers scrambling to take advantage of the Summer Olympics temporarily redirected advertising dollars away from radio and toward television, a fact that placed further pressure on our radio positions.

OUTLOOK

Overall, I am somewhat disappointed with our results, particularly during the latter half of the period. Long-term performance remains strong, however, and there is some comfort in the realization that volatility is the price of admission to the world of high-growth, high-return investing in which we participate. With that in mind, we remain committed to our aggressive, high-growth style despite the short-term volatility that pressured performance during the last half of the year.

/S/ JAMES P. GOFF
-------------------------
JAMES P. GOFF

Fund Manager
Janus Capital Corporation


  IDEX MUTUAL FUNDS
8 ANNUAL REPORT 2000

                           CYCLICAL VS. NON-CYCLICAL

  Cyclical products are sensitive to business cycles and price changes, while non-cyclical products are generally purchased at regular intervals, regardless of economic conditions.


                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

-----------------------------------------------------------------------------
                                                      From          Inception
                  1 year            5 year          Inception          Date
-----------------------------------------------------------------------------
Class A (NAV)      9.14%            25.77%            27.32%         12/2/94
Class A (POP)      3.14%            24.35%            26.11%         12/2/94
S&P 400(1)        31.65%            21.44%            22.67%         12/2/94
-----------------------------------------------------------------------------
Class B (NAV)      8.45%            25.17%            24.19%         10/1/95
Class B (POP)      3.45%            25.17%            24.10%         10/1/95
-----------------------------------------------------------------------------
Class C (NAV)(2)   8.45%                --             8.45%         11/1/99
-----------------------------------------------------------------------------
Class M (NAV)      8.55%            25.26%            26.80%         12/2/94
Class M (POP)      6.47%            25.01%            26.59%         12/2/94
-----------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's MidCap 400 (S&P 400) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                             OCTOBER 31, 2000    OCTOBER 31, 1999
                             ----------------    ----------------

Consumer Cyclical                   10.6              20.5
Consumer Non-Cyclical                6.4              10.8
Energy                               2.7                --
Financial                             --               1.0
Industrial                           1.1                --
Technology                          70.1              58.7
Utilities                            4.9               5.1
Short-term                           4.7               5.1


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                             IDEX MUTUAL FUNDS
                                                            ANNUAL REPORT 2000 9

IDEX JCC FLEXIBLE INCOME


Credit Quality of Bonds
(% of Net Assets)


AAA                21.4%
AA                  4.1%
A                   9.4%
BBB                23.7%
BB                  7.8%
B                   5.9%
All C's             0.4%
NA                 12.4%
Not Rated           1.8%

                                OBJECTIVE/FOCUS

 Maximum total return, consistent with preservation of capital, by investing in income producing securities of any grade.

                                    [GRAPH]

MARKET ENVIRONMENT

The period was a time of transition for both the bond market and the fund. An ambitious campaign by the Federal Government to reduce the national debt allowed Treasury securities to emerge as perhaps the year's single best performing asset class. Meanwhile, fears of inflation, stock market volatility, and rising default rates pressured the corporate bond market, where the premium paid by lower-rated borrowers grew to its widest level in years. The result was a wholesale reassessment of risk on behalf of investors that created an extraordinarily difficult market for all but the highest quality bonds.

PERFORMANCE

IDEX JCC Flexible Income returned less than its benchmark, the Lehman Brothers U.S. Government/Credit Index, for the fiscal year ended October 31, 2000. Please refer to the Performance Table for additional information.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

U.S. Treasury Notes 8-15-2010       13.3%
Federal National Mortgage
  Association 6-15-2010              6.9%
U.S. Treasury Notes 2-15-2010        4.7%
Federal National Mortgage
  Association 4-15-2002              4.5%
Tenet Healthcare Corp. 1-15-2003     3.5%

STRATEGY REVIEW

We mirrored the market's shift from higher-risk securities to low-risk bonds by steadily reducing the fund's exposure to the high-yield market. We achieved this by taking profits from some of our most successful high-yield investments and selling others that had, quite frankly, disappointed us. For the most part, the proceeds of these sales were put back to work in higher-quality segments of the market, like government bonds and agency credits. Over the year, our exposure to this sector of the market has grown from roughly 10% of assets at the beginning of the year to nearly 32% today. Our exposure to this segment of the market, however, had an overall negative impact on performance.

Successes included our Treasury positions, which benefited from strong demand related to the Federal Government's debt reduction program. Our relative overweighting in short-term corporate debt also worked to our advantage as bonds with maturities ranging from one to three years were somewhat less affected by the change in investors' appetite for risk that pressured other segments of the market.

TOP FIVE INDUSTRIES (% NET ASSETS)

United States Government Securities          20.3%
United States Government Agencies            11.3%
Diversified Financial                         8.5%
Communications                                7.3%
Broadcasting                                  7.3%

Individual standouts in the investment-grade arena included media and spirits company Seagram. The bonds have been consistent performers for us since our purchase in late 1998, but gained substantially after the French media and utility conglomerate Vivendi announced plans to acquire the company in June. The terms of the deal required Seagram to call our bonds at a sizable premium, providing the fund with an immediate windfall.

While several of our high-yield positions gave ground, not all were disappointments. Venetian Hotel and Casino was able to overcome the extremely difficult environment to post advances. Sentiment had worked against the bonds for months as investors questioned the ability of the 1.5 million square foot casino and convention center to attract the traffic necessary to become profitable. After a number of visits to the site, we saw firsthand that visitor numbers were even better than expected and took advantage of the market's misunderstanding by building a position at opportunistic prices. Even though we no longer hold this security, the fund was rewarded when other investors caught wind of the same trends and bid the bonds higher.

OUTLOOK

This has proven to be an extremely difficult year for fixed-income investors. We view the fund's ability to post even moderate performance in such a challenging environment as evidence of the validity of the research-intense, company-by-company approach that has allowed us to post strong results over the long term. We have maintained that approach and now enter 2001 with a more focused, higher-quality fund than before.

/s/ RONALD V. SPEAKER
-------------------------
RONALD V. SPEAKER
Fund Manager
Janus Capital Corporation


   IDEX MUTUAL FUNDS
10 ANNUAL REPORT 2000

                                 CREDIT RATINGS

   A credit rating implies the potential for default of interest payments or principal at maturity by a bond issuer. Ratings are provided by a number of agencies such as Standard & Poor's and Moody's.

                                    [GRAPH]

  This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past
                                10-year period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

--------------------------------------------------------------------------------------------
                                                                         From      Inception
                                        1 year      5 year     10 year   Inception      Date
--------------------------------------------------------------------------------------------

Class A (NAV)                             4.10%      6.34%      9.49%      7.60%     6/29/87
Class A (POP)                            (0.85)%     5.31%      8.96%      7.21%     6/29/87
LBGC(1)                                   7.11%      6.12%      8.00%      8.21%     6/29/87
--------------------------------------------------------------------------------------------
Class B (NAV)                             3.46%      5.65%        --       5.87%     10/1/95
Class B (POP)                            (1.54)%     5.65%        --       5.71%     10/1/95
--------------------------------------------------------------------------------------------
Class C (NAV)(2)                          3.46%        --         --       3.46%     11/1/99
--------------------------------------------------------------------------------------------
Class M (NAV)                             3.56%      5.76%        --       5.45%     10/1/93
Class M (POP)                             1.52%      5.54%        --       5.30%     10/1/93
--------------------------------------------------------------------------------------------

NOTES

(1) The Lehman Brothers U.S. Government/Credit (LBGC) Index (formerly Lehman Brothers Government/Corporate Bond Index) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.


The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                    October 31, 2000           October 31, 1999
                                    ----------------           ----------------
Consumer Cyclical                         15.2                       25.5
Consumer Non-Cyclical                     12.5                       15.6
Energy                                     1.1                        0.9
Financial                                 11.5                       14.7
Industrial                                 3.0                        3.3
Technology                                10.9                       20.9
Utilities                                  1.4                        3.1
Long-term U.S. Gov't                      31.6                        7.1
Short-term                                13.4                        7.0

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                        IDEX MUTUAL FUNDS
                                                       ANNUAL REPORT 2000   11

IDEX ALGER AGGRESSIVE GROWTH

                                OBJECTIVE/FOCUS

         Long-term capital appreciation through investments in domestic equities of developing companies or companies with promising growth potential.

                                    [GRAPH]

MARKET ENVIRONMENT

The period began in the midst of a strong market rally. Equity indices climbed steadily higher, led by growth stocks and technology stocks of all market capitalizations, reaching all-time highs during the final week of 1999. Stocks struggled during January, however, as profit-taking and interest rate fears weighed on most sectors of the market. Equity markets continued to be extraordinarily volatile, with most indices fluctuating wildly. The NASDAQ Composite finally bottomed at 3,043 on May 24th, 2000. The total drop in the technology heavy index amounted to 41%.

A series of economic reports that indicated a slowing of the economy buoyed the markets across May and June, the NASDAQ recovering in excess of 33%. But as the calendar shifted into September, most equities began to sell off. Fearing the potential economic repercussions of continued increases in energy costs and the earnings impact of weak European markets, investors shied away from putting fresh money into equities. This trend continued into October, as most prices drifted downward and value stocks outperformed growth stocks. As the period drew to a close, many indices struggled to remain positive on a year-to-date basis.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Sun Microsystems, Inc.     4.3%
Citigroup, Inc.            3.5%
Ariba, Inc.                3.1%
Cisco Systems, Inc.        3.1%
Pfizer, Inc.               2.9%

PERFORMANCE

What was a gratifying 12 months for some investors was an extremely frustrating period for others. On the whole, large-cap growth fared worse than large-cap value, though small- and mid-cap growth performed relatively well. Growth managers generally fared quite well investing in smaller companies, and quite poorly investing in larger companies. For our part, we fared just slightly worse than our benchmark, the S&P 500. Please refer to the Performance Table for additional information.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Software                   11.5%
Computers                  11.3%
Communications              9.3%
Diversified Financial       6.2%
Semiconductors              5.9%

STRATEGY REVIEW

Unfortunately, IDEX Alger Aggressive Growth was not entirely well-positioned to benefit from the strong performance of certain segments of the market. First, our growth stock philosophy was not always of great benefit during a year in which value often outperformed growth. Secondly, the fund maintained a large-cap bias throughout the year, beginning the period with a weighted average market capitalization of $85.4 billion and ending the period at $105.6 billion. Finally, the fund was heavily weighted in technology companies throughout. In sum, the fund's growth stock bias, large-cap bias, and technology bias all served to hurt performance over the past 12 months.

OUTLOOK

We continue to be optimistic about the direction of the market. We believe the oil price problem will be partially improved by increased Saudi production. The euro problem will certainly nag, but not deflect the overall direction of the market. We appear to be at the waxing stage of the interest rate cycle, as the Fed has now left interest rates unchanged for three consecutive meetings. This bodes well for the stock market. We are still looking for a sharp rally in the Dow in the fourth quarter; our target remains 13,000. Our hope had been for the NASDAQ to get back to 5,000. That may be a bit of a stretch, but 4,000 seems attainable. Should the market rally and growth stocks recover some of their recent losses, we expect IDEX Alger Aggressive Growth to perform admirably.

/s/ DAVID D. ALGER
---------------------------
DAVID D. ALGER

/s/ SEILAI KHOO
---------------------------
SEILAI KHOO
Co-Fund Managers
Fred Alger Management, Inc.


   IDEX MUTUAL FUNDS
12 ANNUAL REPORT 2000

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

 A hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

------------------------------------------------------------------------------------------
                                                                      From       Inception
                                         1 year         5 year       Inception        Date
------------------------------------------------------------------------------------------

Class A (NAV)                              4.81%         20.82%       28.30%       12/2/94
Class A (POP)                             (0.95)%        19.46%       27.08%       12/2/94
S&P 500(1)                                 6.09%         21.67%       23.58%       12/2/94
------------------------------------------------------------------------------------------
Class B (NAV)                              4.13%         19.23%       17.91%       10/1/95
Class B (POP)                             (0.87)%        19.23%       17.82%       10/1/95
------------------------------------------------------------------------------------------
Class C (NAV)(2)                           4.13%            --         4.13%       11/1/99
------------------------------------------------------------------------------------------
Class M (NAV)                              4.24%         20.42%       27.88%       12/2/94
Class M (POP)                              2.20%         20.18%       27.67%       12/2/94
------------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                    October 31, 2000           October 31, 1999
                                    ----------------           ----------------

Consumer Cyclical                         8.6                        19.1
Consumer Non-Cyclical                    10.3                         0.4
Energy                                    1.2                         3.1
Financial                                10.9                         5.9
Independent                                                           1.7
Industrial                                2.9                         2.3
Technology                               46.9                        59.4
Utilities                                 1.5                         4.9
Short-term                               17.0                         3.5

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 13

IDEX T. ROWE PRICE DIVIDEND GROWTH

                                OBJECTIVE/FOCUS

            Increasing level of dividend income, long-term capital appreciation, and reasonable current income through investments primarily in dividend-paying common stocks, foreign securities and futures.

                                    [GRAPH]

MARKET ENVIRONMENT

For the period, large-cap stocks finished in positive territory, but their overall gains mask the market's volatility across the 12 months. Stocks surged for most of the first quarter of 2000, fueled by investor enthusiasm for shares of technology companies, especially those involved with the Internet. But beginning mid-March, as investors finally reacted to the sky-high tech valuations and the series of short-term interest rate hikes by the Federal Reserve, prices suffered. Stocks rallied again in August on hopes that the Fed had finished raising rates, but gave back those gains in September on concerns that a slowing economy and high energy costs would hurt corporate revenues. Technology stocks were especially volatile as earnings from such tech bellwethers as Intel caused money to flow into more defensive areas, especially financial and consumer nondurable stocks. Energy stocks were lifted by higher oil and natural gas prices.

PERFORMANCE

For the fiscal year ended October 31, 2000, IDEX T. Rowe Price Dividend Growth performed just slightly under its benchmark, the S&P 500. Please refer to the Performance Table for additional information.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)


Pfizer, Inc.                        2.9%
Citigroup, Inc.                     2.8%
Exxon Mobil Corp.                   2.3%
Federal Home Loan Mortgage Corp.    2.3%
Waddell & Reed Financial, Inc.
  Class B                           2.3%

STRATEGY REVIEW

Overweighting financial services stocks and underweighting technology issues aided results following the spring technology sell-off, although tech holdings still hurt returns. Most of our top contributors came from the financial sector--the fund's largest sector--with names like midwestern money manager Waddell & Reed Financial, insurers XL Capital and ACE, Ltd., and mortgage financers Freddie Mac and Fannie Mae contributing nicely to results. Negative contributors included Tribune, which was slowed by its purchase of Times Mirror.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Diversified Financial               10.2%
Pharmaceuticals                      7.7%
Real Estate                          7.7%
Oil Companies - Major                7.4%
Communications                       5.7%

The correction in tech and telecom stocks gave us the opportunity to increase exposure to some well-run companies in this dynamic sector, including Microsoft and Nortel Networks. Even with these additions, the tech sector accounts for less than 18% of assets versus nearly 30% for the S&P 500 Index. The fund made no major changes in sector allocation late in the period. We purchased First Data Corp., a leading credit card processor that we think offers good value; we expect more than 15% annual earnings per share growth going forward. We eliminated holdings in companies with weakening earnings, including Black & Decker and Great Lakes Chemical.

OUTLOOK

The economy continues to slow and inflation seems to be tamed. Higher energy costs are also reining in consumer spending. Accordingly, we believe the Federal Reserve is probably finished with its current round of rate hikes. The downturn that began in the spring eliminated some excesses in the market and refocused attention on fundamentally sound companies. With our emphasis on defensive growth stocks, we believe the fund is well positioned to benefit from a slowing economy.

/s/ THOMAS J. HUBER
------------------------------
THOMAS J. HUBER
Fund Manager(*)
T. Rowe Price Associates, Inc.
(*) Through March 29, 2000, the fund was managed by William J. Stromberg.


   IDEX MUTUAL FUNDS
14 ANNUAL REPORT 2000

                                     YIELD

 The percentage rate of return attributed to dividends or interest earned on an investment.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

-----------------------------------------------------------------------------------------
                                                                     From       Inception
                                                     1 year         Inception        Date
-----------------------------------------------------------------------------------------

Class A (NAV)                                         5.14%           4.51%        3/1/99
Class A (POP)                                        (0.65)%          1.03%        3/1/99
S&P 500(1)                                            6.09%          10.30%        3/1/99
-----------------------------------------------------------------------------------------
Class B (NAV)                                         4.49%           3.86%        3/1/99
Class B (POP)                                        (0.51)%          1.51%        3/1/99
-----------------------------------------------------------------------------------------
Class C (NAV)(2)                                      4.49%           4.49%       11/1/99
-----------------------------------------------------------------------------------------
Class M (NAV)                                         4.59%           3.96%        3/1/99
Class M (POP)                                         2.54%           3.34%        3/1/99
-----------------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                             October 31, 2000           October 31, 1999
                                             ----------------           ----------------
Basic Materials                                     2.0                         3.0
Consumer Cyclical                                   9.4                        10.5
Consumer Non-Cyclical                              17.8                        19.8
Energy                                              8.4                         7.1
Financial                                          29.7                        26.0
Independent                                         1.2                         2.2
Industrial                                          6.2                         5.6
Technology                                         17.4                         7.5
Utilities                                           2.4                         5.5
Short-term                                          5.2                        12.1

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 15

IDEX T. ROWE PRICE SMALL CAP

                                 OBJECTIVE/FOCUS

  Long-term growth of capital by investing in common stocks of small-cap growth companies and stock index futures.

                                    [GRAPH]

MARKET ENVIRONMENT

Building on a powerful fourth quarter 1999, U.S. markets surged across the first two and a half months of 2000, fueled by investor enthusiasm for shares of technology companies. Stocks fell sharply beginning in mid-March, however, as investors finally reacted to the sky-high tech valuations and the series of short-term interest rate hikes by the Federal Reserve. Market volatility continued throughout the summer and fall--the tech-dominated NASDAQ Composite rose 14% in August but fell 13% in September--as investors were alternately buoyed by signs that the Fed's anti-inflationary medicine was working, and worried that a slowing economy would hurt corporate revenues. Financial stocks led the way late in the period, boosted by interest rate hopes and industry consolidation. Energy stocks were also strong performers as the prices of oil and natural gas remained at lofty levels. Technology stocks struggled, and Web consulting firms were particularly hard hit late in the period. Overall, the Russell 2000 Index finished the 12 months ended October 31, 2000 with a gain of 17.40%, while the S&P 500 Composite Stock Index rose 6.09%.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Polycom, Inc.                                0.9%
Plexus Corp.                                 0.8%
L-3 Communications Holdings, Inc.            0.8%
Techne Corp.                                 0.8%
Proxim, Inc.                                 0.8%

PERFORMANCE

Despite the spring tech sell-off and continued volatility, the fund posted strong returns. For the year ended October 31, 2000, IDEX T. Rowe Price Small Cap was well ahead of its benchmark, the Russell 2000 Index. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

Throughout the year, we maintained our well-diversified approach, emphasizing companies with sound business plans that are meeting or exceeding their financial targets. Our broad diversification--both in the number of stocks we own and across industries--helped us catch the strength of the best-performing sectors while reducing the risk that any one company or industry would unduly hamper returns.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Software                            11.9%
Electronic Components
   and Equipment                     8.7%
Communications                       7.2%
Semiconductors                       5.9%
Biotechnology                        5.9%

Top-performing sectors included financial services, healthcare services, and pharmaceuticals. Our largest sector allocation has been technology, which covers a wide range of industries. Although many individual tech stocks struggled, some provided the best returns for the fund. These included TranSwitch, a maker of semiconductors for communications, and Polycom, Inc., a developer of communications equipment. Not surprisingly, Internet-related companies suffered. Negative contributors to returns included Allaire Corp., a provider of Web site development tools. We took some profits in our successful banking and semiconductor stocks and funded purchases in biotechnology and software.

OUTLOOK

History shows that over long periods of time, stock market performance moves with fundamental company performance. We believe that over time our diversified approach, coupled with an emphasis on companies with strong fundamentals, should provide strong investment results. When a company disappoints investors and looks as though it cannot grow as fast as had been anticipated, we sell and invest the proceeds into more promising firms. Although valuations still seem stretched in some segments of the market, the recent pullback in the most highflying sectors has created many compelling opportunities in our market.


/s/ Richard T. Whitney
------------------------------
RICHARD T. WHITNEY
Fund Manager
T. Rowe Price Associates, Inc.


   IDEX MUTUAL FUNDS
16 ANNUAL REPORT 2000

                                 CAPITALIZATION

  Capitalization, usually referred to as "cap", is the total market value of a company's outstanding shares. Small cap is typically less than $1.5 billion, mid cap is $1.5 - $10 billion and large cap is more than $10 billion.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

---------------------------------------------------------
                                        From    Inception
                           1 year    Inception     Date
---------------------------------------------------------
Class A (NAV)              22.31%      19.49%     3/1/99
Class A (POP)              15.58%      15.52%     3/1/99
Russell 2000(1)            17.40%      16.86%     3/1/99
---------------------------------------------------------
Class B (NAV)              21.63%      18.81%     3/1/99
Class B (POP)              16.63%      16.67%     3/1/99
---------------------------------------------------------
Class C (NAV)(2)           21.63%      21.63%    11/1/99
---------------------------------------------------------
Class M (NAV)              21.73%      18.92%     3/1/99
Class M (POP)              19.51%      18.21%     3/1/99
---------------------------------------------------------

NOTES

(1) The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risks and volatility. This fund is currently heavily weighted in technology stocks, which also involve greater risks and volatility, so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                             October 31, 2000    October 31, 1999
                             ----------------    ----------------
Basic Materials                     1.2                 0.3
Consumer Cyclical                  11.5                16.5
Consumer Non-Cyclical              15.0                17.3
Energy                              4.0                 1.4
Financial                           6.9                 6.5
Industrial                         11.2                 7.2
Technology                         47.1                44.8
Utilities                           0.5                  --
Short-term                          2.5                 6.6

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 17

IDEX PILGRIM BAXTER MID CAP GROWTH

                                OBJECTIVE/FOCUS

   Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.

                                    [GRAPH]

MARKET ENVIRONMENT

The most significant aspect of the stock market this period was its volatility, as investors grappled with a number of economic factors. Recently, 10-year highs in oil prices fueled soaring energy costs and inflation concerns. The dollar's relative strength against several foreign currencies--most notably the euro--resulted in lower profits and weaker exports, contributing to earnings disappointments for many large U.S. companies. Investors also remained anxious over the slowing growth rate of the economy and the possibility that the Federal Reserve might not be able to engineer the desired "soft" landing.

I would say, though, it turned out to be a very good period, but not so much because of performance. First, fundamentals of many aggressive growth companies remained strong and actually improved throughout the year. Second, rational thinking returned to the market. We are now past the days when companies attained stratospheric valuations with only a semblance of a business strategy, no real track record, and no visible path to profitability. We believe this is not only healthy for the stock market but necessary in order for those companies that have executed on their business plans to come to the forefront.

Over the last six months, growth stocks struggled as investors sought safe haven from the market's volatility. More traditional value sectors, instead, such as financials and energy, fared well. This is in direct contrast to the first six months of the fiscal year when growth was strongly in favor. Technology detracted considerably from the performance of the Russell Mid Cap Growth Index over the last few months, as the sector suffered from a chain reaction of bad news. Beginning with evidence suggesting that demand for semiconductors was waning, the weakness then spread to the telecommunications subsector. The year ended with negative earnings pre-announcements from a handful of bellwether technology companies, including Intel, Dell, and Apple, that put pressure on the entire sector.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Applied Micro Circuits Corp.                 4.3%
Celgene Corp.                                2.8%
Brocade Communications
   Systems, Inc.                             2.7%
Teva Pharmaceutical Industries,
   Ltd. ADS                                  2.7%
Mettler-Toledo International, Inc.           2.6%

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Software                   14.2%
Computers                  12.5%
Semiconductors              9.6%
Pharmaceuticals             9.3%
Communications              7.6%

PERFORMANCE

For the fiscal year ended October 31, 2000, IDEX Pilgrim Baxter Mid Cap Growth compared favorably with its benchmark, the Russell Mid Cap Growth Index. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

The fund's favorable results for the period can be attributed to a few factors. It was significantly overweighted in technology stocks and had favorable technology stock selection during a year when that sector did particularly well. In addition, we had favorable stock selection in the healthcare sector and were underexposed in many underperforming sectors including basic materials, consumer cyclicals, consumer non-cyclicals, and financials.

OUTLOOK

Despite the Federal Reserve Bank's neutral stance on interest rates, many economic concerns remain. We hope that earnings jitters will dissipate as visibility into fourth quarter results become clearer. A reduced level of earnings apprehension, combined with more reasonable valuations and the continuation of a positive interest rate and inflation environment, could provide the impetus for a more favorable market for equity investors. We would like to see sufficient evidence of the earnings and revenue growth necessary to calm the market's anxiety and possibly return some stability to the technology sector. Amidst this difficult environment, research and selectivity have become increasingly important.


/s/ Jeffrey A. Wrona
---------------------------------
JEFFREY A. WRONA
Fund Manager
Pilgrim Baxter & Associates, Ltd.


   IDEX MUTUAL FUNDS
18 ANNUAL REPORT 2000

                                INVESTMENT STYLE

 Growth reflects companies with the potential to increase earnings faster than other companies. Value reflects companies that are thought to be undervalued
      (low P/E) relative to their stock price. Blend is a mixture of both philosophies.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

--------------------------------------------------------------
                                           From      Inception
                            1 year      Inception      Date
--------------------------------------------------------------
Class A (NAV)               43.78%        57.12%       3/1/99
Class A (POP)               35.90%        51.89%       3/1/99
Russell MCG(1)              38.67%        35.25%       3/1/99
--------------------------------------------------------------
Class B (NAV)               43.07%        56.36%       3/1/99
Class B (POP)               38.07%        54.58%       3/1/99
--------------------------------------------------------------
Class C (NAV)(2)            43.07%        43.07%      11/1/99
--------------------------------------------------------------
Class M (NAV)               43.17%        56.47%       3/1/99
Class M (POP)               40.74%        55.53%       3/1/99
--------------------------------------------------------------

NOTES

(1) The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                 October 31, 2000        October 31, 1999
                                 ----------------        ----------------
Consumer Cyclical                        8.6                   15.3
Consumer Non-Cyclical                    9.9                    7.3
Energy                                   8.3                    6.6
Financial                                1.9                    2.3
Industrial                               6.4                    3.2
Technology                              54.3                   46.4
Short-term                              19.1                   17.3

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 19

IDEX PILGRIM BAXTER TECHNOLOGY

                                OBJECTIVE/FOCUS

Growth of capital through investments in common stocks of small, medium or large capitalization companies that rely extensively on doing business in the technology or communications sectors of the market.

                                    [GRAPH]

MARKET ENVIRONMENT

IDEX Pilgrim Baxter Technology commenced operations on March 1, 2000. This period was one of the most frustrating we have experienced in recent years due to a fundamental correction. First, July started with anecdotal evidence that growth was waning in some commodity-oriented semiconductors. The weakness then turned to the telecom services group, where the emerging carriers faced a tightening and unreceptive capital market environment that has taken more of a "show me" stance with respect to their business models. These issues ultimately put a cloud over the equipment suppliers, as capital expenditure growth is in question. At the same time, the meltdown of the dot-coms continued. Questions ranging from growth of online advertising to viability of business models continue to haunt this sub-sector. These problems subsequently raised concerns over the software enabling companies who, to varying degrees, have the dot-com companies as customers. Finally, the personal computer market imploded recently with negative pre-announcements by Intel, Apple Computer, and Dell Computer. This was the most significant evidence suggesting a much weaker semiconductor market.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Ciena Corp.                         6.3%
Palm, Inc.                          6.0%
Ariba, Inc.                         5.9%
Redback Networks, Inc.              4.3%
Juniper Networks, Inc.              4.3%

PERFORMANCE

For the eight-month period from inception to October 31, 2000, IDEX Pilgrim Baxter Technology underperformed both the Soundview Technology Index and the Pacific Stock Exchange High Technology Index. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

The fund was not immune to many of these concerns. We were fortunate, though, not to be involved in any earnings misses or have much exposure to commodity semiconductors, dot-com names, and telecommunications service providers. The biggest reason for the fund's underperformance since inception--a period when the technology group suffered a valuation correction--is the high valuation of its holdings. One holding that was especially affected was InfoSpace. While we view InfoSpace as a wireless and broadband Internet enabler, the company does provide online content and merchant services, although not directly to an end user. The company recently acquired Go2Net, which expands it into broadband as well as including value-added content and gaming capabilities. In addition, the acquisition adds bench strength to the management team. Although the market has chosen to view the company as a dot-com Internet play, we believe that our initial investment thesis remains intact.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Computers                           29.3%
Software                            21.8%
Diversified Technology               9.4%
Communications                       9.0%
Semiconductors                       7.4%

OUTLOOK

We break apart the technology world into seven subsectors: semiconductors, semiconductor capital equipment, Internet, telecommunications equipment, services, software, and hardware/systems. For the first time in the last two years, all seven subsectors are experiencing negative business momentum. In other words, business conditions are getting more difficult across all major areas of technology. Despite this, we can still find particular companies or niche industries within subsectors that are not experiencing these headwinds. But, because there are no subsector "themes" to play, the technology market has become much more of an individual stock pickers market. What has resulted is a fund that has both fewer stocks (around 50) and is more diversified across different areas of technology than has normally been the case. These comments are not meant to be negative regarding future performance. They only highlight the current environment as being a more difficult one than we have seen in quite a while, and where selectivity is key.


/s/ Jeffrey A. Wrona
---------------------------------
JEFFREY A. WRONA
Fund Manager
Pilgrim Baxter & Associates, Ltd.


   IDEX MUTUAL FUNDS
20 ANNUAL REPORT 2000

                              DOLLAR COST AVERAGING

An investment strategy whereby a specific amount of money is invested regularly regardless of market conditions. This allows accumulation of shares gradually, at an average price that often is lower over the long-term than if purchased at one time.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

---------------------------------------------------------
                                     From       Inception
                                  Inception        Date
---------------------------------------------------------
Class A (NAV)                      (32.21)%       3/1/00
Class A (POP)                      (35.94)%       3/1/00
Soundview(1)                       (20.30)%       3/1/00
PSEHT(1)                           (16.81)%       3/1/00
---------------------------------------------------------
Class B (NAV)                      (32.65)%       3/1/00
Class B (POP)                      (36.01)%       3/1/00
---------------------------------------------------------
Class C (NAV)                      (32.65)%       3/1/00
---------------------------------------------------------
Class M (NAV)                      (32.58)%       3/1/00
Class M (POP)                      (33.25)%       3/1/00
---------------------------------------------------------

NOTES

(1) The Soundview Technology (Soundview) Index and Pacific Stock Exchange High Technology (PSEHT) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                          October 31, 2000
                          ----------------
Consumer Cyclical                4.2
Industrial                       3.5
Technology                      83.1
Short-term                      11.4

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 21

IDEX GABELLI GLOBAL GROWTH

                                OBJECTIVE/FOCUS

   Appreciation of capital through investments in common stocks of companies involved in the global market place.

                                    [GRAPH]

MARKET ENVIRONMENT

IDEX Gabelli Global Growth commenced operations September 15, 2000, so we are in the process of adding positions to the fund. Across this short period, profit taking, concern over valuations, a slowdown in headline making deals, and pricing pressure in the most competitive sectors of the media and telecommunications industry plagued our markets. With rising oil prices and the plummeting euro threatening economic growth on the continent, European stocks were hit particularly hard. Overall, the period was not very profitable for those investing outside the United States. In dollar terms, most of the larger European markets declined sharply. Asian markets we utilize were off as well. No solace could be found in the emerging markets either.

PERFORMANCE

IDEX Gabelli Global Growth will be measured against the Morgan Stanley Capital International World Free Index. Please refer to the Performance Table for additional information to see how the fund performed for the six-week period ended October 31, 2000.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

SBC Communications, Inc.                     1.3%
Bellsouth Corp.                              1.3%
Furukawa Electric Company, Ltd.              1.3%
Nextel Communications, Inc.
   Class A                                   1.3%
USA Networks, Inc.                           1.2%

STRATEGY REVIEW

The fund intends to invest at least 65% of its total assets in common stocks of companies involved in the global marketplace, including both foreign and domestic companies. There is no limit to the size of a company in which we could invest--it may be small-, mid-, or large- cap. We're simply looking for companies that have solid franchises, unique copyrights, and the potential for accelerated growth.

The fund seeks to reach its objective through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. We like growth and therefore look to businesses involved in the ever-evolving communications revolution.

TOP FIVE COUNTRIES (% OF NET ASSETS)

United States              109.2%
United Kingdom               3.5%
Japan                        3.3%
Italy                        1.8%
Germany                      0.9%

OUTLOOK

The prospects for Europe and Japan remain good in our opinion. Growth is picking up in both regions, and we expect the restructuring process to continue. This should involve governments playing lesser roles in the economy and corporations becoming more focused and building scale in their core competencies. The likely result will be an improvement in profitability, especially in Japan, and a continuance of the torrid pace of merger and acquisition activity in Europe.

We continue to believe that the dominant companies of tomorrow will be conducting a major portion of their businesses via the Internet within the next five years. Of course, with the rise of momentum investing--buying stocks because they are going up in price--stocks in spotlight industries like technology and multimedia will periodically become overvalued and vulnerable to a correction. We want to own good businesses with the potential to grow in value over the long term. As long as our fund holdings live up to our fundamental expectations, we are willing to tolerate short-term market turbulence.


/s/ Marc J. Gabelli
--------------------------------
MARC J. GABELLI
Fund Manager
Gabelli Asset Management Company


   IDEX MUTUAL FUNDS
22 ANNUAL REPORT 2000

                           DIVIDEND REINVESTMENT PLAN

An automatic reinvestment of dividends and/or capital gain distributions into a shareholder's account whereby additional shares are purchased.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

--------------------------------------------------------------
                                     From            Inception
                                   Inception           Date
--------------------------------------------------------------
Class A (NAV)                        0.61%            9/15/00
Class A (POP)                       (4.93)%           9/15/00
MSCIWF(1)                           (4.06)%           9/15/00
--------------------------------------------------------------
Class B (NAV)                        0.52%            9/15/00
Class B (POP)                       (4.48)%           9/15/00
--------------------------------------------------------------
Class C (NAV)                        0.52%            9/15/00
--------------------------------------------------------------
Class M (NAV)                        0.54%            9/15/00
Class M (POP)                       (0.47)%           9/15/00
--------------------------------------------------------------

NOTES

(1) The Morgan Stanley Capital International World Free (MSCIWF) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

Securities of global entertainment and communications companies are strongly affected by worldwide scientific and technological developments and governmental policies, and therefore, are generally more volatile than securities of companies not dependent upon or associated with such issues.

INVESTMENTS BY REGION AS A PERCENTAGE OF NET ASSETS

                       October 31, 2000
                       ----------------
Asia/Pacific Rim              4.1
Europe                        8.0
North America                21.0
Short-term                   88.2

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 23

IDEX GOLDMAN SACHS GROWTH

                            OBJECTIVE/FOCUS

 Long-term growth of capital by investing principally in stocks with long-term capital appreciation and foreign equity securities.

                               [GRAPH]

MARKET ENVIRONMENT

The U.S. markets experienced heavy volatility throughout this period, particularly in the technology sector. The Federal Reserve Board left interest rates unchanged in early October, suggesting that the six previous hikes had diminished the threat of inflation. The Fed warned, however, that the tight labor market and rising fuel costs could lead to future rate hikes. We expect the Fed to keep its current policy stance unchanged for the rest of 2000. And we continue to believe that some market participants are overly optimistic in discounting lower rates next year.

Overall, the broad equity market posted positive results for the year. For its part, the S&P 500 gained 6.1%. Small-capitalization and mid-capitalization stocks did even better, with the Russell Mid Cap Growth and the Russell 2000 Indices posting returns of 38.7% and 17.4%, respectively.

PERFORMANCE

IDEX Goldman Sachs Growth performed well in this market environment, outperforming its benchmark, the S&P 500, for the fiscal year ended October 31, 2000. Please refer to the Performance Table for additional information.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

         General Electric Company            4.0%
         Microsoft Corp.                     3.6%
         Standard & Poor's 500
            Depository Receipts              3.5%
         Cisco Systems, Inc.                 3.1%
         Pfizer, Inc.                        2.8%

STRATEGY REVIEW

Over the past year, we slightly overweighted the finance sector, which helped the fund achieve excess returns over the benchmark. A similar situation occurred in the consumer staples sector where our overweighted position and superior stock selection led to outperformance. In addition, strong performance from AES Corp. provided outsized returns for the utilities sector. Other strong contributors to performance included EMC Corp., Oracle Corp., General Electric Company, and State Street Corp. In contrast, returns attributable to the healthcare sector, while positive, underperformed relative to the benchmark.

It is apparent that as investors shifted money away from the technology sector into more value-oriented areas, several of our stocks were negatively influenced by the reallocation. Several of the fund holdings contributed negatively to performance. These included Lucent Technologies, Microsoft Corp., WorldCom, Inc., Wal-Mart Stores, Inc., and America Online, Inc.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

         Communications                      11.0%
         Pharmaceuticals                      9.2%
         Diversified Financial                9.0%
         Software                             6.7%
         Diversified Industrial               6.0%

OUTLOOK

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased due to significant technological advances and a generally peaceful world political environment. We believe that this trend combined with favorable demographic trends will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics that provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow. We believe that the enduring competitive advantage of the companies we own will even withstand an uncertain market environment.


/s/ Herbert E. Ehlers
------------------------------
HERBERT E. EHLERS
Fund Manager
Goldman Sachs Asset Management


   IDEX MUTUAL FUNDS
24 ANNUAL REPORT 2000

                                      CDSC

 Contingent Deferred Sales Charge ("CDSC"), also known as a back-end load, is a fee charged at redemption of certain fund share classes. The charge declines to zero over a specified time, encouraging the buy and hold approach.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

-----------------------------------------------------------
                                        From      Inception
                           1 year     Inception      Date
-----------------------------------------------------------
Class A (NAV)              10.29%       14.65%      3/1/99
Class A (POP)               4.22%       10.84%      3/1/99
S&P 500(1)                  6.09%       10.30%      3/1/99
-----------------------------------------------------------
Class B (NAV)               9.54%       13.93%      3/1/99
Class B (POP)               4.54%       11.72%      3/1/99
-----------------------------------------------------------
Class C (NAV)(2)            9.54%        9.54%     11/1/99
-----------------------------------------------------------
Class M (NAV)               9.65%       14.04%      3/1/99
Class M (POP)               7.56%       13.35%      3/1/99
-----------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                October 31, 2000     October 31, 1999
                                ----------------     ----------------
Basic Materials                        1.7                  0.6
Consumer Cyclical                     14.9                 17.6
Consumer Non-Cyclical                 16.7                 20.3
Energy                                 5.9                  5.1
Financial                             19.0                 16.1
Independent                            1.0                  0.4
Industrial                             6.2                  3.9
Technology                            28.5                 23.8
Utilities                              1.7                  4.0
Short-term                            25.2                  7.8

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 25

IDEX TRANSAMERICA EQUITY

                                 OBJECTIVE/FOCUS

 Long-term growth by investing in domestic common stocks of companies which are considered to be under-valued in the stock market.

                                    [GRAPH]

MARKET ENVIRONMENT

The negative tone in the stock market has persisted into early October with a large number of companies posting earnings warnings. The range of industries affected and the severity of warnings suggest that economic slowing is widespread. With the economy slowing, earnings growth is unlikely to be in the double-digit range of recent years. As a result of this financial market uncertainty, "safe haven" sectors such as energy, financial, and utilities have done particularly well in recent months.

PERFORMANCE

IDEX Transamerica Equity commenced operations on March 1, 2000. For the eight months ended October 31, 2000, the fund underperformed its benchmark, the S&P 500, as a tough market for technology stocks negatively impacted our performance. Please refer to the Performance Table for additional information.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)


Charles Schwab Corp.                                   4.5%
Palm, Inc.                                             4.4%
First Data Corp.                                       4.2%
EMC Corp.                                              4.1%
Northern Trust Corp.                                   3.9%

STRATEGY REVIEW

As long-term investors, we are interested in owning businesses that create value for their customers and shareholders. Oil companies and public utilities are not the kinds of businesses in which we are usually interested. We continue to believe that leading technology creators and deployers are the most fertile areas for investment. Top-performing stocks were Palm, Inc., CVS Corp., Safeway, Inc., Northern Trust, and EMC Corp. Underperforming stocks were Applied Materials, Dell Computer, Microsoft, and Agilent Technologies. Our favorite technology creators reside in the enterprise data storage and the wireless industries. Key investments here are EMC Corp. and QLogic in enterprise storage, and QUALCOMM and RF Micro Devices in wireless technology. We also believe that the currently out-of-favor PC-related stocks such as Intel, Microsoft, Dell Computer, and Applied Materials are excellent investments. On the technology-deployer side, we like steady retailers such as Safeway, Inc. and CVS Corp. and financial services companies like Charles Schwab and Northern Trust. A recent focus for us has been the cable TV industry where we think the advent of high-bandwidth and digital services will re-ignite the industry's growth rate. Our particular favorites are Comcast Corp. and Cox Communications.

TOP FIVE INDUSTRIES (% OF NET ASSETS)


Computers                                             14.5%
Semiconductors                                        11.9%
Broadcasting                                          10.9%
Communications                                        10.3%
Diversified Financial                                  7.6%

Our mantra has always been to stick with high-quality, "masterpiece-type" businesses--those that simply cannot be replicated by other industry competitors. We think these kinds of companies are capable of weathering difficult economic environments and, in fact, take advantage of these environments to increase their competitive advantage.

OUTLOOK

With the Federal Reserve at the end of its tightening cycle, oil prices stabilizing, and central banks willing to intervene on behalf of the euro, many of the negative market influences should have less of an impact during the next year. And while overall capital spending is expected to slow, technology spending is expected to remain relatively strong. Economic growth, both domestically and abroad, is likely to slow in response to higher interest rates and oil prices. The only component of gross domestic product not affected by these factors is government spending, which accounts for less than 20% of the total. This is unlikely to change the outlook for slower economic growth.

With an increased risk of a hard landing, the Federal Reserve is at the end of its tightening cycle. As a result of economic uncertainty, financial markets are likely to experience some volatility until the Federal Reserve shifts to a neutral bias, which should increase liquidity and support for the market.



/s/ Jeffrey S. Van Harte
-----------------------------------------
JEFFREY S. VAN HARTE


/s/ Gary U. Roll
-----------------------------------------
GARY U. ROLL
Co-Fund Managers
Transamerica Investment Management, LLC


   IDEX MUTUAL FUNDS
26 ANNUAL REPORT 2000

                                    AUTOMATIC
                                 INVESTMENT PLAN

     With the Automatic Investment Plan, money is regularly invested into a shareholder's fund account electronically from their bank account, taking advantage of dollar cost averaging.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

-----------------------------------------------------------------------
                                            From              Inception
                                          Inception             Date
-----------------------------------------------------------------------
Class A (NAV)                                1.60%              3/1/00
Class A (POP)                               (3.98)%             3/1/00
S&P 500(1)                                   5.38%              3/1/00
-----------------------------------------------------------------------
Class B (NAV)                                1.17%              3/1/00
Class B (POP)                               (3.83)%             3/1/00
-----------------------------------------------------------------------
Class C (NAV)                                1.17%              3/1/00
-----------------------------------------------------------------------
Class M (NAV)                                1.24%              3/1/00
Class M (POP)                               (0.78)%             3/1/00
-----------------------------------------------------------------------

NOTES

(1) The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.


INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                October 31, 2000
                                ----------------
Basic Materials                        0.6
Consumer Cyclical                     17.6
Consumer Non-Cyclical                 13.6
Financial                             16.0
Industrial                             2.9
Technology                            44.0
Utilities                              1.8
Short-term                             5.2

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment

                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 27

IDEX TRANSAMERICA SMALL COMPANY

                                 OBJECTIVE/FOCUS

      Long-term growth by investing principally in equity securities such as common and preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small companies.

                                    [GRAPH]

MARKET ENVIRONMENT

Throughout early October, negativity persisted in the stock market. The indication of a widespread economic slowing is strengthened by the severity of earnings warnings by a large number of companies. With a slowing economy it will be unlikely to see the double-digit earnings such as those posted in recent years. Investors have begun to lean toward the "safe haven" sectors such as energy, financial, and utilities, which have all done particularly well in recent months.

PERFORMANCE

IDEX Transamerica Small Company commenced operations on March 1, 2000. For the eight months ended October 31, 2000, the fund just slightly outperformed its benchmark, the Russell 2000 Index. Please refer to the Performance Table for additional information.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Sawtek, Inc.                        5.6%
Cree, Inc.                          4.9%
QLogic Corp.                        4.9%
Palm, Inc.                          4.4%
Techne Corp.                        3.9%

STRATEGY REVIEW

The fund focuses on small companies with big opportunities. We live in a period of remarkable innovation...innovation that is creating new markets for small companies to deliver unique value. Small, focused companies have the advantage of speed, allowing them to dominate a new market more quickly than their larger competitors. The combination of innovation and rapid time to market presents a strong environment for leading small companies. IDEX Transamerica Small Company represents a diversified collection of outstanding businesses found through extensive research. Our positions include leaders in the communications, media, computing, and consumer industries sectors.

Wireless communications continues to be an area of focus for the fund. We believe the marketplace is in the very early stages of a new paradigm in productivity--access to information anytime and anywhere--and that business people and consumers will demand the value added by wireless data services. One important holding in this area is Sawtek, Inc. Sawtek is the dominant provider of circuits that filter noise from the cellular networks, allowing for rapid data communications. The firm represents the type of investment we seek in this fund--dominant position, strong management, sustainable competitive edge, and a strong balance sheet.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Computers                            13.7%
Communications                       13.1%
Industrial Technology                10.1%
Semiconductors                        9.8%
Software                              9.5%

Other top holdings reflect our belief that corporate spending, even in softer economic conditions, will occur where the highest returns are offered. Two of the highlighted areas are data storage and business optimization software. In storage, the fund holds Qlogic Corp., the dominant provider of systems that enable storage devices to communicate with one another. In business productivity software, Agile Software and i2 Technologies, Inc. are companies that offer best of breed solutions to enable businesses to use information to manage rapid changes in product design (in the case of Agile), and to optimize their operations (in the case of i2). Today's business environment demands efficient, real-time decision making and these companies offer their customers this capability at a significant return on the cost of the software. We like companies that help their customers win.

OUTLOOK

These holdings represent the type of businesses we seek: well-managed, rapidly growing companies with sustainable competitive advantages and big opportunities. We believe these types of businesses will invest for shareholders at attractive rates of return. While short-term volatility is unavoidable, we believe that investing in businesses that exhibit these characteristics--and avoiding those that don't--will be most rewarding to our shareholders.

/s/ Christopher J. Bonavico
--------------------------------------
CHRISTOPHER J. BONAVICO


/s/ Timothy S. Gaumer
---------------------------------------
TIMOTHY S. GAUMER
Co-Fund Managers
Transamerica Investment Management, LLC

                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 28

                                   COST BASIS

 The "cost basis" of mutual fund shares is generally the amount paid for them, including all reinvested distributions. Whenever shares are sold from a taxable account, the cost basis is deducted from proceeds to determine the realized gain or loss, which must be reported on your income tax return.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class Shares and its comparative Index Class A's inception date.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

-----------------------------------------------------------------------
                                             From             Inception
                                           Inception             Date
-----------------------------------------------------------------------
Class A (NAV)                               (12.96)%            3/1/00
Class A (POP)                               (17.75)%            3/1/00
Russell 2000(1)                             (13.18)%            3/1/00
-----------------------------------------------------------------------
Class B (NAV)                               (13.39)%            3/1/00
Class B (POP)                               (17.72)%            3/1/00
-----------------------------------------------------------------------
Class C (NAV)                               (13.39)%            3/1/00
-----------------------------------------------------------------------
Class M (NAV)                               (13.33)%            3/1/00
Class M (POP)                               (14.19)%            3/1/00
-----------------------------------------------------------------------


NOTES

(1) The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investing in small cap stocks generally involves greater risks and volatility. This fund is currently heavily weighted in technology stocks, which also involve greater risks and volatility, so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                October 31, 2000
                                ----------------
Basic Materials                        4.5
Consumer Cyclical                      7.8
Consumer Non-Cyclical                  6.1
Industrial                             7.8
Technology                            67.2
Utilities                              3.3
Short-term                             1.4

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment

                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 29

IDEX SALOMON ALL CAP

                                OBJECTIVE/FOCUS

        Long-term growth of capital by investing fund assets principally in common stocks and convertible securities.

                                    [GRAPH]

MARKET ENVIRONMENT

The momentum-driven rally of 1999 continued into the new year, led by the technology sector. This momentum came at the expense of most out- of-favor, "old economy" sectors, including consumer stocks, financials, and pharmaceuticals. Facing the threat of inflation, the Federal Reserve Board continued to increase interest rates, acting four times the last 12 months. The market began to discount these rate increases, leading to a sharp sell-off in March. At the same time, many oversold "old economy" stocks rallied. By the end of the period, the NASDAQ had lost a full third of its value from its peak on March 10, 2000. While the Dow Jones Industrial Average and the S&P 500 also declined, their declines were in a more moderate range.

PERFORMANCE

The fund enjoyed strong performance for the 2000 fiscal year, outperforming its benchmark, the Russell 3000 Index, by a very substantial margin. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

Technology, consumer staples, and energy provided the greatest contribution to performance. On an individual stock basis, strong performance was generated by names like Nabisco Group Holdings, 3Com Corp., Safeway, and Devon Energy. Although basic industry stocks were our most notable underperformers, we retain an overweighted position in the sector, which we believe already discounts a recession. Just as it did last year, the fund benefited from its bottom- up, broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. Because the fund owns stocks from most industry sectors, it has the opportunity to own many promising securities under most market conditions. Our strategy typically results in a diversified portfolio of unique stocks. These are two key advantages to our investment strategy generally, and this strategy continued to produce very attractive returns in 2000.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Costco Wholesale Corp.                     4.1%
Federated Department Stores, Inc.          3.9%
Verizon Communications                     3.3%
Nabisco Group Holdings                     3.2%
Safeway, Inc.                              3.0%

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Communications                    9.4%
Food Retailers                    8.3%
Computers                         7.0%
Banks                             5.3%
Food-Other                        4.7%

We are also proud to report that the fund's investment strategy worked exceptionally well throughout the year, generating outperformance each of the four fiscal quarters. When the market was rising, our broadly diversified equity exposure allowed us to participate, even though much of what we liked was out of favor. The declines in less speculative stocks provided us with buying opportunities as well. For example, for the first time in over two years, we were presented an attractive opportunity to start building positions in drug stocks.

As a function of our concern about the financial health of certain key customer segments, notably telecommunications, the fund maintained an underweighted position in technology for much the second half of the period. While we remain cautious on technology, we have added selectively to strategically well-positioned telecommunications companies, resulting in a sector overweighting.

OUTLOOK

The market's rotation out of the momentum sectors is producing significant profits for many our positions. It is our strong belief that those leading, established companies that embrace today's new technologies should emerge as the dominant and most profitable companies in the economy. Their stocks should reflect this over time. On the other hand, we believe the stock market will continue to challenge both those companies that cannot generate enough profits support their underlying stock price and those companies facing material funding requirements for business plans without clear returns. We will invest in both users and manufacturers of technology when we believe their risk/reward ratios are favorable. Most importantly, we will for the best opportunities we can find, regardless of where they reside in the market.

/s/ ROSS S. MARGOLIES
----------------------------------------
Ross S. Margolies


/s/ ROBERT M. DONAHUE, JR.
----------------------------------------
Robert M. Donahue, Jr.
Co-Fund Managers
Salomon Brothers Asset Management Inc


   IDEX MUTUAL FUNDS
30 ANNUAL REPORT 2000

                                   SALES LOAD

  Expressed usually as front-end, back-end or level load. Front-end load is a percentage charged on purchases through the Public Offering Price. Back- end load is a percentage deducted from redemptions. Level load is deducted from fund assets over time.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A $10,000 Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

----------------------------------------------------------------------------------
                                                     From                Inception
                               1 year              Inception                Date
----------------------------------------------------------------------------------
Class A (NAV)                  34.50%               31.15%                  3/1/99
Class A (POP)                  27.10%               26.79%                  3/1/99
Russell 3000(1)                 9.64%               12.43%                  3/1/99
----------------------------------------------------------------------------------
Class B (NAV)                  33.72%               30.41%                  3/1/99
Class B (POP)                  28.72%               28.40%                  3/1/99
----------------------------------------------------------------------------------
Class C (NAV)(2)               33.72%               33.72%                 11/1/99
----------------------------------------------------------------------------------
Class M (NAV)                  33.84%               30.53%                  3/1/99
Class M (POP)                  31.50%               29.74%                  3/1/99
----------------------------------------------------------------------------------

NOTES

(1) The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, regulatory events, and may be subject to greater loss than investments in a diversified fund.


INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                    October 31, 2000      October 31, 1999
                                    ----------------      ----------------
Basic Materials                            7.5                   5.3%
Consumer Cyclical                         15.3                  14.2
Consumer Non-Cyclical                     25.3                  14.6
Energy                                     7.9                  10.8
Financial                                  8.2                  11.4
Independent                                0.4                   1.0
Industrial                                 1.4                   7.0
Technology                                24.5                  23.4
Utilities                                  3.5
Short-term                                 5.5                   5.0
Options                                    0.4                   0.2

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment

                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 31

IDEX GREAT COMPANIES - AMERICA(SM)

                                OBJECTIVE/FOCUS

Long-term growth of capital by investing fund assets in common stocks of large, established, U.S. based companies.

                                    [GRAPH]

MARKET ENVIRONMENT

We find ourselves in a market that is increasingly rewarding investors and punishing speculators--a far cry from last year, when it seemed that companies that showed profits were bad. At the least, the days of day-trading, margin-trading, and dot-com-trading are over. Sadly though, many of the people who were lured into this speculative market environment have seen their net worth decline dramatically.

PERFORMANCE

For the three and a half months ended October 31, 2000, IDEX Great Companies-America(SM) outperformed its benchmark, the S&P 500. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

IDEX Great Companies-America(SM) commenced operations July 14, 2000, with an objective of long-term growth of capital. The fund focuses on large, high-quality companies incorporated in the U.S. We seek to enhance shareholder returns by using proprietary intrinsic value analysis to overweight underpriced stocks and underweight overpriced stocks. Individual stock weightings within the fund are driven by market price relative to intrinsic value, intrinsic value momentum, and sector diversification.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)


Medtronic, Inc.                         10.1%
American International Group, Inc.      10.1%
General Electric Company                10.1%
Pfizer, Inc.                             9.1%
Bristol-Myers Squibb Company, Inc.       5.6%

Companies whose stocks are selected for the fund must pass 12 screens:

1.)      Highly regarded by management experts
2.)      Publicly traded
3.)      Incorporated in the U.S.
4.)      In business at least 50 years and survived the founder
5.)      Market cap in excess of $15 billion
6.)      Global companies with at least 40% of revenues from international operations
7.)      Outstanding shareholder returns
8.)      Engaged in a terrific business
9.)      Protected by strong franchise barriers
10.)     Employees are company's most valuable asset
11.)     World class management
12.)     Innovation-driven

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                          26.4%
Advanced Medical Devices                 10.1%
Insurance                                10.1%
Diversified - Industrial                 10.1%
Diversified - Financial                   9.2%

Traits may be modified to create different portfolio structures to meet investor needs.

Stocks are deleted from the fund if a company no longer passes all the screens, or if a company's business changes negatively as a result of government regulations.

OUTLOOK

Since the companies represented in IDEX Great Companies-America(SM) are global companies, they are sensitive to fluctuations in currency exchange rates throughout the world. Consequently, many have seen their earnings hurt by a weakened euro. We believe that this is a short-term situation and that these companies will continue to dominate their respective business sectors on a long-term basis. The patient investor, in our opinion, will be rewarded.

/s/ JAMES HUGUET
-------------------------------------------
JAMES HUGUET


/s/ GERALD W. BOLLMAN
-------------------------------------------
GERALD W. BOLLMAN
Co-Fund Managers
Great Companies, L.L.C.

   IDEX MUTUAL FUNDS
32 ANNUAL REPORT 2000

                                 BLEND INVESTING

     Investing in different types of securities in an effort to reduce the overall volatility of a fund. Generally, different types of securities -- U.S.
       stocks, foreign stocks, and bonds - do not tend to be susceptible to the same market fluctuations, and therefore should perform well in a range of market conditions.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

------------------------------------------------------------------------
                                              From             Inception
                                            Inception            Date
------------------------------------------------------------------------
Class A (NAV)                                 5.81%             7/14/00
Class A (POP)                                (0.01)%            7/14/00
S&P 500(1)                                   (5.01)%            7/14/00
------------------------------------------------------------------------
Class B (NAV)                                 5.62%             7/14/00
Class B (POP)                                 0.62%             7/14/00
------------------------------------------------------------------------
Class C (NAV)                                 5.62%             7/14/00
------------------------------------------------------------------------
Class M (NAV)                                 5.65%             7/14/00
Class M (POP)                                 3.59%             7/14/00
------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

Investing in global companies generally involves greater volatility and risks so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                            October 31, 2000
                            ----------------
Consumer Cyclical                 4.6
Consumer Non-Cyclical            38.5
Financial                        24.2
Industrial                       10.1
Technology                       10.1
Short-term                        9.6


This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 33

IDEX GREAT COMPANIES - TECHNOLOGY(SM)

                                OBJECTIVE/FOCUS

  Long-term growth of capital by investing in common stocks of companies that offer technology or communications related products and services.

                                    [GRAPH]


MARKET ENVIRONMENT

With the intrinsic values of many of our holdings well above their market prices, we would say the market has over-corrected. Intrinsic value measures the future free cash flow of a company, while intrinsic value momentum measures the rate at which a company's intrinsic value is increasing. Since intrinsic value and market price are dynamic, we constantly monitor the relationship between these two variables. Ultimately, market price and intrinsic value coincide.

PERFORMANCE

For the three and a half months ended October 31, 2000, IDEX Great Companies-Technology(SM) underperformed its benchmark, the S&P 500. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

IDEX Great Companies-Technology(SM) commenced operations July 14, 2000, with an objective of long-term growth of capital. The fund focuses on large, high-quality companies that offer technology or communications related products and services. We seek to enhance shareholder returns by using proprietary intrinsic value analysis to overweight underpriced stocks and underweight overpriced stocks. Individual stock weightings within the fund are driven by market price relative to intrinsic value, intrinsic value momentum, and sector diversification.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Texas Instruments, Inc.                      6.4%
Sun Microsystems, Inc.                       5.7%
EMC Corp.                                    5.5%
Oracle Corp.                                 5.5%
Agilent Technologies, Inc.                   5.2%

Companies whose stocks are selected for the fund must pass 12 screens:

1.)      Highly regarded by management experts
2.)      Publicly traded
3.)      Incorporated in the U.S.
4.)      In business at least 15 years
5.)      Market cap in excess of $15 billion
6.)      Global companies with at least 30% of revenues from international operations
7.)      Outstanding shareholder returns
8.)      Engaged in a terrific technology business
9.)      Protected by strong franchise barriers
10.)     Employees are company's most valuable asset
11.)     World class management
12.)     Innovation-driven

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Semiconductors                           24.4%
Computers                                21.9%
Communications                           17.1%
Software                                  7.6%
Advanced Medical Devices                  5.2%

Traits may be modified to create different portfolio structures to meet investor needs.

Stocks are deleted from the fund if a company no longer passes all the screens, or if a company's business changes negatively as a result of government regulations.

OUTLOOK

We can never be certain when a correction will occur, of course, but we are certain prices will ultimately move upwards towards their intrinsic values. Meanwhile, U.S. based companies continue to hold global leadership positions in key technology sectors. The weakened euro has negatively impacted the short-term earnings of these companies, but we believe that this is a short-term issue that has nothing to do with either the companies or their business models long-term.

/s/ JAMES HUGUET
-----------------------
James Huguet


/s/ GERALD W. BOLLMAN
------------------------
Gerald W. Bollman
Co-Fund Managers
Great Companies, L.L.C.

   IDEX MUTUAL FUNDS
34 ANNUAL REPORT 2000

                              NON-DIVERSIFIED FUND

 This type of fund takes larger positions in a smaller number of issuers and is therefore more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

-------------------------------------------------------------------------
                                             From              Inception
                                           Inception             Date
-------------------------------------------------------------------------
Class A (NAV)                               (20.66)%            7/14/00
Class A (POP)                               (25.03)%            7/14/00
S&P 500(1)                                   (5.01)%            7/14/00
-------------------------------------------------------------------------
Class B (NAV)                               (20.86)%            7/14/00
Class B (POP)                               (24.82)%            7/14/00
-------------------------------------------------------------------------
Class C (NAV)                               (20.86)%            7/14/00
-------------------------------------------------------------------------
Class M (NAV)                               (20.83)%            7/14/00
Class M (POP)                               (21.62)%            7/14/00
-------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

Investing in global companies generally involves greater volatility and risks so an investment in the fund my not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                            October 31, 2000
                            ----------------

Industrial                        4.7
Technology                       76.2
Short-term                       13.3

This material must be preceded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 35

IDEX GREAT COMPANIES - GLOBAL(2)

                                OBJECTIVE/FOCUS

Long-term growth of capital in a manner consistent with preservation of capital.

                                    [GRAPH]


MARKET ENVIRONMENT

Uncertainty seems to characterize the global scene of late. In addition to political and economic concerns in the U.S., investors have to worry about the Middle East, the price of oil, and the precipitous market-wide drop of technology companies. Taken together, these anxieties have driven stocks down across the world. We occasionally experience periods like this where emotion rather than earnings determine the short-term prices of stocks. Since emotions have driven prices lower, we think it's a wonderful opportunity to invest in the markets, especially technology stocks.

PERFORMANCE

IDEX Great Companies-Global(2) slightly outperformed its benchmark, the Morgan Stanley Capital International World Index. Please refer to the Performance Table for additional information to see how the fund performed for the six weeks ended October 31, 2000.

STRATEGY REVIEW

IDEX Great Companies-Global(2) commenced operations on September 15, 2000, with an objective of long-term growth of capital. The fund invests primarily in large, high-quality companies with a focus on global companies. We seek to enhance shareholder returns by using proprietary intrinsic value analysis to overweight underpriced stocks and underweight overpriced stocks. Individual stock weightings within the fund are driven by market price relative to intrinsic value, intrinsic value momentum, and sector diversification. It is our intention to structure the fund with approximately 35% to 40% of its assets invested in international companies and 60% to 65% in U.S. companies.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

American International Group, Inc.                     3.5%
General Electric Company                               3.5%
Medtronic, Inc.                                        3.4%
Pfizer, Inc.                                           3.2%
Bristol-Myers Squibb Company, Inc.                     2.1%

TOP FIVE COUNTRIES (% OF NET ASSETS)

United States                                         67.0%
United Kingdom                                         5.9%
France                                                 4.9%
Netherlands                                            3.7%
Japan                                                  2.2%

Companies whose stocks are selected for the fund must pass these screens:

1.)      Highly regarded
2.)      Publicly traded
3.)      Market cap in excess of $15 billion
4.)      Engaged in a terrific business
5.)      Protected by strong franchise barriers
6.)      Employees are company's most valuable asset
7.)      World class management
8.)      Innovation driven

Traits may be modified to create different portfolio structures to meet investor needs.

Stocks are liquidated from the fund if a company no longer passes all the screens, or if a company's business changes negatively as a result of government regulations.

OUTLOOK

Many of the folks lured into last year's speculative market environment have seen their net worth decline dramatically. The fund, of course, looks to invest in stocks of large, established, companies. Since these are global companies, though, they are sensitive to fluctuations in currency exchange rates, and many have been hurt by a weakened euro. We believe this is a short-term situation and these companies will continue to dominate their respective businesses long-term.

/s/ JAMES HUGUET
-------------------------------------------
JAMES HUGUET

/s/ GERALD W. BOLLMAN
-------------------------------------------
GERALD W. BOLLMAN
Co-Fund Managers
Great Companies, L.L.C.

   IDEX MUTUAL FUNDS
36 ANNUAL REPORT 2000

                                   EURODOLLAR

              A certificate of deposit in U.S. dollars in a bank
                        that is not located in the  U.S.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

------------------------------------------------------------------------
                                              From             Inception
                                            Inception            Date
------------------------------------------------------------------------
Class A (NAV)                                (1.92)%            9/15/00
Class A (POP)                                (7.32)%            9/15/00
MSCIW(1)                                     (6.74)%            9/15/00
------------------------------------------------------------------------
Class B (NAV)                                (2.01)%            9/15/00
------------------------------------------------------------------------
Class B (POP)                                (6.91)%            9/15/00
------------------------------------------------------------------------
Class C (NAV)                                (2.01)%            9/15/00
------------------------------------------------------------------------
Class M (NAV)                                (1.99)%            9/15/00
------------------------------------------------------------------------
Class M (POP)                                (2.97)%            9/15/00
------------------------------------------------------------------------

NOTES

(1) The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. Therefore, there is no guarantee the fund will achieve its objectives.

INVESTMENTS BY REGION AS A PERCENTAGE OF NET ASSETS

                                               October 31, 2000
                                               ----------------
Asia/Pacific Rim                                     4.0
Europe                                              20.8
North America                                       53.4
Australia                                            1.2
Short-term                                          15.2

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 37

IDEX AEGON INCOME PLUS

Credit Quality of Bonds
(% of Net Assets)

AAA                --
AA                 --
A                19.1%
BBB              27.9%
BB               15.8%
B                20.7%
All C'S            --
D                  --
NA                2.9%
Not Rated         4.9%

                                OBJECTIVE/FOCUS

               High current income while avoiding excessive risk
                    by investing primarily in fixed-income.

                                    [GRAPH]

MARKET ENVIRONMENT

Through most of the period, the Federal Reserve has been raising interest rates, giving rise to a severely inverted yield curve. At the same time, the Treasury Department reintroduced long-duration Treasuries as a result of the significant budget surpluses. This environment was beneficial to only the credit-worthiest of borrowers, as credit spreads of lower-rated issuers widened due to the threat of an economic slowdown. Historically, an inverted yield curve has not been a good backdrop for lower-rated and high-yield corporate bonds.

PERFORMANCE

For the fiscal year ended October 31, 2000, IDEX AEGON Income Plus performed well versus its benchmark, the Merrill Lynch High Yield Master Index. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

Throughout most of the period, we were biased toward duration and away from the credit bet. This strategy paid off handsomely as the fund's higher-rated debt securities benefited from the small bullish move in interest rates. Though the high-yield market underperformed, our underweighting in the sector contributed to the fund's relative outperformance.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Chase Capital Corp. 3-1-2027                 4.2%
PDVSA Finance, Ltd. 2-15-2004                4.1%
BankBoston Capital Trust Corp. 12-15-2026    4.0%
HSBC America Capital II 144A 5-15-2027       4.0%
Ralston Rurina Company 10-15-2009            3.9%

An economic hard landing poses the key risk to the fund. Given our renewed enthusiasm for credit, we have begun to slowly increase high-yield within the fund. If the economy does not have a soft landing, however, high-yield bonds may suffer. We believe the compelling level of spreads indicates the worst may already be discounted. All together, the duration of the fund is slightly longer than its blended index, a stance we took given our belief that growth would be weaker than expected.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Other Industrial Services            9.7%
Diversified Financial               9.2%
Banks                               8.0%
Savings & Loans                     5.8%
Communications                      5.6%

OUTLOOK

Given the significant rise in high-yield spreads and the slowing of profit growth, the Federal Reserve's rationing of credit has clearly impacted Corporate America. We are optimistic, however, that a soft landing can be attained, although it may take longer to achieve than most believe. Considerable inertia remains within the economy, suggesting that growth will maintain a sustainable pace. The Fed appears to want "Main Street" to be convinced the current tightening bias could be removed.

From where we sit, the outlook is extremely favorable for the fund. Spreads on high-yield and corporate bonds are very wide by historical standards, and a long, soft, economic landing should be very favorable to credit. Given the current Fed tightening bias, we would emphasize issues that are of higher quality. As the soft landing unfolds, which would provide the Fed the opportunity to remove its tightening bias, we will look to buy down in credit to take advantage of very compelling values developing within the bond markets.

/s/ DAVID R. HALFPAP
-------------------------------------
DAVID R. HALFPAP



/s/ BRADLEY J. BEMAN
-------------------------------------
BRADLEY J. BEMAN



/s/ CRAIG M. ENRIGHT
-------------------------------------
CRAIG M. ENRIGHT
Co-Fund Managers
AEGON USA Investment Management, Inc.


   IDEX MUTUAL FUNDS
38 ANNUAL REPORT 2000

                            INVESTMENT GRADE OR JUNK?

          Investment grade securities are those with credit ratings of
             BBB/Baa or above as determined by Standard & Poor's and
                             Moody's, respectively.
      Securities rated below this level are what the industry refers to as speculative or "junk bonds".

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

-------------------------------------------------------------------------------------------------
                                                                            From        Inception
                             1 year         5 year         10 year        Inception        Date
-------------------------------------------------------------------------------------------------
Class A (NAV)                3.37%           5.92%          8.99%           9.12%        6/14/85
Class A (POP)               (1.54)%          4.90%          8.46%           8.77%        6/14/85
MLHYM(1)                    (0.90)%          5.65%         11.43%          10.16%        6/14/85
-------------------------------------------------------------------------------------------------
Class B (NAV)                2.74%           5.24%            --            5.18%        10/1/95
Class B (POP)               (2.26)%          5.24%            --            5.02%        10/1/95
-------------------------------------------------------------------------------------------------
Class C (NAV)(2)             2.74%             --             --            2.74%        11/1/99
-------------------------------------------------------------------------------------------------
Class M (NAV)                2.84%           5.35%            --            5.21%        10/1/93
Class M (POP)                0.81%           5.14%            --            5.06%        10/1/93
-------------------------------------------------------------------------------------------------

NOTES

(1) The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                         October 31, 2000             October 31, 1999
                         ----------------             ----------------
Basic Materials                 2.3                          2.0
Consumer Cyclical              12.9                         19.7
Consumer Non-Cyclical          10.1                          8.0
Energy                          4.2                          3.9
Financial                      31.4                         26.8
Industrial                     16.6                         15.2
Technology                      9.8                         11.9
Utilities                       6.7                          8.0
Long-term U.S. Gov't            1.1                          3.7
Short-term                      3.0                          0.8

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 39

IDEX FEDERATED TAX EXEMPT
(FORMERLY IDEX AEGON TAX EXEMPT)

Credit Quality of Bonds
(% of Net Assets)

AAA              60.0%
AA               21.2%
A                 2.4%
BBB               2.4%
BB                 --
B                  --
All C'S            --
NA                 --
Not Rated        11.8%

                                OBJECTIVE/FOCUS

     Maximum interest income exempt from federal income tax while preserving capital by investing primarily in high quality municipal obligations.

                                    [GRAPH]

MARKET ENVIRONMENT

Strong demand among retail investors and limited new issuance of municipal bonds helped to provide a level of scarcity value for municipal bonds. Supply estimates for the year have been reduced to around the $185 billion range, while demand is expected to remain strong among retail buyers. Credit quality in the high-grade sector has benefited from the strong national economy; the ratio of upgrades to downgrades by the major rating agencies is still strongly positive. The municipal yield curve's steepness in the intermediate maturity range is contrasted by the relative flatness in the long end of the curve (twenty years or longer). The municipal market experienced a significant shift in supply/demand relationships with a lighter new issuance calendar and a lack of institutional demand from mutual funds, insurance companies, and arbitrageurs. This technical situation, which existed for most of the fiscal year, has kept municipal/Treasury yield ratios in a historically cheap range.

PERFORMANCE

The fund's total returns for the period ended October 31, 2000 slightly trailed those achieved by its benchmark, the Lehman Brothers Municipal Bond Index. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

During the period, we concentrated on purchasing high quality, investment grade credits in the long-to-intermediate portion of the municipal yield curve. We limited new purchases to high-grade credits ("A" rated or better), which had a favorable impact on performance as credit spreads on lower-quality municipal debt widened over the period. We made purchases in the following sectors: state and local general obligations, infrastructure financings, and high-quality industrial development and pollution control bonds. The fund's underweighting in the healthcare and resource recovery sectors had a significant positive impact on relative performance, as these sectors were among the worst performing over the period. Credit spreads in the healthcare sector, although they have stabilized, have not yet begun to recover from the significant spread widening that occurred over the previous nine months. Performance was negatively impacted by an underweighting in California and Puerto Rico bonds, which experienced significant price appreciation over the period. Substitution swaps were also made into higher yielding securities with similar credit and structural characteristics to take advantage of the recent back-up in interest rates.

REGIONAL CONCENTRATION (% OF NET ASSETS)

Northeast                  26.5%
Midwest                    38.4%
South                      12.6%
West                       21.3%

OUTLOOK

Municipal credit quality has benefited from the strong U.S. economy. Municipal tax receipts at all levels of government have exceeded forecasts, which has allowed municipal fund balances and reserves to expand. There are sectors of the municipal revenue bond market that have experienced credit weakness. The hospital sector in particular has experienced credit downgrades as a result of the reductions in Medicare reimbursement by the Federal Government and overly ambitious expansion plans. We will continue to focus on sectors of the market that include state and local general obligations, infrastructure financings, and high-quality industrial development and pollution control bonds. The amount of outstanding municipal debt is expected to grow by approximately $80 billion while Treasury debt is falling. This reality should bias the municipal/Treasury yield ratio upward. Relative performance of the municipal market should improve as most of the damage of higher municipal ratios and rising interest rates should have been absorbed. Liquidity will continue to be an issue for the municipal market due to a lack of Wall Street analytical resources and reduced institutional demand.

/s/ J. SCOTT ALBRECHT
----------------------------------------
J. SCOTT ALBRECHT


/s/ MARY JO OCHSON
----------------------------------------
MARY JO OCHSON
Co-Fund Managers
Federated Investment Management Company


NOTE: Effective June 15, 2000, Federated Investment Management Company replaced AEGON USA Investment Management, Inc. as sub-adviser to the fund.


   IDEX MUTUAL FUNDS
40 ANNUAL REPORT 2000

                      GENERAL OBLIGATION VS. REVENUE BONDS

            Municipal bonds are backed by the full faith, credit and taxing power of the issuer (General Obligation) or are secured through the ability of the issuer to earn an income through a public project (Revenue).

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

-------------------------------------------------------------------------------------------------
                                                                            From        Inception
                            1 year          5 year         10 year        Inception       Date
-------------------------------------------------------------------------------------------------
Class A (NAV)                8.38%           4.50%          5.78%           7.18%         4/1/85
Class A (POP)                3.23%           3.49%          5.27%           6.85%         4/1/85
LBMB(1)                      8.51%           5.72%          7.24%           8.55%         4/1/85
-------------------------------------------------------------------------------------------------
Class B (NAV)                7.72%           3.84%            --            4.03%        10/1/95
Class B (POP)                2.72%           3.84%            --            3.87%        10/1/95
-------------------------------------------------------------------------------------------------
Class C (NAV)(2)             7.72%             --             --            7.72%        11/1/99
-------------------------------------------------------------------------------------------------
Class M (NAV)                8.13%           4.22%            --            4.11%        10/1/93
Class M (POP)                6.05%           4.02%            --            3.97%        10/1/93
-------------------------------------------------------------------------------------------------

NOTES

(1) The Lehman Brothers Municipal Bond (LBMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                           October 31, 2000           October 31, 1999
                                           ----------------           ----------------
General Obligation Bonds                         29.4                      27.0
Education                                         7.3                       7.5
Hospital                                          2.4                       3.7
Housing                                            --                       8.5
Industrial                                        4.5                      16.0
Public Facilities                                  --                       3.5
Transportation                                    4.3                       7.4
Utilities                                         5.0                      18.7
Building Authority                               16.5                        --
Pollution Control                                11.6                        --
Airport                                           2.4                        --
Mortgage                                          9.7                        --
Gas                                               4.8                        --
Short-term                                        0.9                       4.1

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 41

IDEX GE INTERNATIONAL EQUITY
(FORMERLY IDEX GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY)

Top Five Countries (% of Net Assets)

United Kingdom             15.8%
Japan                      13.8%
France                     12.9%
United States              10.8%
Germany                     8.3%

Five Largest Holdings
(% of Net Assets)

ING Groep NV                2.8%
British Aerospace PLC       2.8%
Vodafone Group PLC          2.5%
AXA-UAP                     2.2%
Canon, Inc.                 2.2%

                                 OBJECTIVE/FOCUS

           Long-term growth of capital by investing primarily in the common stock and other equity securities of foreign issuers traded on overseas exchanges and foreign over-the-counter markets.

                                    [GRAPH]

MARKET ENVIRONMENT

The Japanese market was weak across the period as investors realized that the expected economic growth forecasted in 1999 was likely to disappoint. Most sectors were weak, with the exception of healthcare, and the market was dragged down by the technology and telecommunications sectors. The Bank of Japan ended its zero interest rate policy after much external pressure, the concern now is that this will lead to an increase in business failures, especially within the construction and retail sectors. Consumer spending is still depressed and current government policy includes the introduction of yet another supplementary budget, which will cause a further increase in government debt which already stands around 130% of GDP.

As Asian economies are still very dependent on the strength of the global economy, the expectation of slower global growth has had a big effect on the Asian stock markets. Since most of the Asian countries are oil importers, slower demand from Europe and the U.S. and higher input prices have resulted in weak stock markets. The Latin American markets performed less well, particularly towards the end of the period, as investors waited to see the degree of soft landing in the U.S. This will affect the main driver of exports for these markets, especially in Brazil and Mexico. The U.S. dollar was strong against both the yen and the euro.

PERFORMANCE

For the 12 months ended October 31, 2000, IDEX GE International Equity outperformed its benchmark, the MSCI-EAFE. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

The fund's outperformance can be attributed to various factors. Both stock selection and market attribution were positive, with the greatest impact coming from our Continental European holdings. Our valuation discipline faired well since many of the technology and telecom stocks became very expensive in the first quarter and were sold as a result. Following the sales of these highly priced technology stocks, we bought a number of "old economy" companies whose valuations appeared much more reasonable, including BMW (Germany), British Aerospace (UK), and Alcatel (France).

The smaller European markets were generally strong during the period. Some of the sector's best performers, all of which were up over 10%, included Finland, Denmark, Norway, and Sweden. The larger European markets were mixed, with France and Germany up slightly and the UK declining. The Asian markets were weak, with the Asia ex-Japan Index and Japan itself both losing ground.

OUTLOOK

Relationships between Israel and Palestine have deteriorated significantly, which has caused further nervousness in the oil market. Inflation expectations are rising, leading to concerns that the U.S. Federal Reserve Board will at best keep rates at current levels. Those concerns are causing U.S. growth--and hence global growth--to slow. The effect on overseas markets, especially those emerging markets that are dependent on U.S. growth, will be significant unless European growth, which is improving, can compensate.


/S/ RALPH R. LAYMAN
---------------------------------
RALPH R. LAYMAN
Fund Manager
GE Asset Management Incorporated

NOTE: Prior to March 1, 2000, Scottish Equitable Investment Management, Ltd.
      served as co-sub-adviser to the fund.

   IDEX MUTUAL FUNDS
42 ANNUAL REPORT 2000

                            GLOBAL VS. INTERNATIONAL

         "Global" typically refers to worldwide investing; U.S. as well as non-U.S. investments.
       "International" indicates investments primarily of non-U.S. origin.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

-----------------------------------------------------------------
                                              From      Inception
                             1 year        Inception      Date
-----------------------------------------------------------------
Class A (NAV)                2.74%           7.90%        2/1/97
Class A (POP)               (2.91)%          6.28%        2/1/97
MSCI-EAFE(1)                (2.67)%          9.34%        2/1/97
-----------------------------------------------------------------
Class B (NAV)                2.09%           7.23%        2/1/97
Class B (POP)               (2.91)%          6.79%        2/1/97
-----------------------------------------------------------------
Class C (NAV)(2)             2.09%           2.09%       11/1/99
-----------------------------------------------------------------
Class M (NAV)                2.19%           7.33%        2/1/97
Class M (POP)                0.17%           7.05%        2/1/97
-----------------------------------------------------------------

NOTES

(1) The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

INVESTMENTS BY REGION AS A PERCENTAGE OF NET ASSETS

                                 October 31, 2000          October 31, 1999
                                 ----------------          ---------------
Asia/Pacific Rim                       20.4                      26.9
Australia                               2.1                       2.8
Europe                                 58.2                      62.5
Latin America                           4.6                       1.4
Middle East                             2.0                       1.1
North America                           5.5                       2.5
Short-term                              6.5                       3.4

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 43

IDEX GE U.S. EQUITY

                                OBJECTIVE/FOCUS

 Long-term growth of capital by investing principally in common stocks of U.S.
      companies, combining growth and value investment management styles.

                                    [GRAPH]

MARKET ENVIRONMENT

After stellar stock market gains in the fourth quarter of 1999, this year has been very volatile. After a strong January and February, U.S. equity markets began a revaluation process that carried through May. In the third quarter, the broader averages, including the S&P 500 and the Dow Jones Industrials, both posted declines in excess of 5% while the NASDAQ Composite fell more than 13%. All together, the major market indices have posted disappointing results for the calendar year. The continuation of the roller coaster volatility in performance for the broader averages is really the confluence of several factors including energy prices, a weak euro, U.S. corporate earnings, and the U.S. Presidential election--the "4 E's" as some equity strategists have remarked. In addition, the Federal Reserve's monetary policy over the past 18 months has provided the backdrop for a global economic slowdown.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Citigroup, Inc.            3.9%
Standard & Poor's 500
  Depository Receipts      3.4%
Merck and Company, Inc.    3.0%
Microsoft Corp.            3.0%
Intel Corp.                2.6%

PERFORMANCE

IDEX GE U.S. Equity commenced operations March 1, 2000. For the eight-month period ended October 31, 2000, the fund comfortably outperformed its benchmark, the S&P 500 Index. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

The fund benefited from particularly strong performance in the financial, consumer staple, and transportation sectors, all of which posted double-digit returns over the period. In addition, the fund did well in the utilities sector.

The financial sector did well over this period as the market anticipated the end of Federal Reserve rate hikes. Investors flocked to regional banks, insurance companies, financial services, and brokerage firms. Holdings such as Morgan Stanley, Dean Witter, Discover and Company, Fannie Mae, Lehman Brothers and St. Paul all contributed positively to performance. The consumer staple sector was also strong over the period, with healthcare issues garnering most of the positive performance. Holdings such as Abbott Laboratories, DENTSPLY International, American Home Products, and Schering Plough Corp. were all up significantly over the period as investors looked to healthcare as a safe haven amid a backdrop of moderating economic growth.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Diversified Financial      15.0%
Communications              9.5%
Pharmaceuticals             9.2%
Semiconductors              5.0%
Oil Companies - Major       5.0%

On the downside, the consumer cyclicals sector continued to deteriorate with retailers, entertainment companies, and broadcasting and media-related companies posting negative results. Holdings such as Wal-Mart, Carnival, Comcast, and Liberty Media all detracted from performance.

OUTLOOK

With the fund broadly diversified in high-quality, reasonably valued stocks, we believe it is well positioned for the volatility that we expect for the remainder of the year. As a reminder, the strategy is style-neutral and this should be beneficial in a market environment where investors are adjusting company growth expectations downward amid a moderating economy. We are committed to investing in high quality management teams that have the experience and resources to manage their business in times of moderating economic conditions.

/s/ EUGENE K. BOLTON
--------------------------------
EUGENE K. BOLTON
Fund Manager
GE Asset Management Incorporated

   IDEX MUTUAL FUNDS
44 ANNUAL REPORT 2000

                           SYSTEMATIC WITHDRAWAL PLAN

     With this option, funds are withdrawn from a shareholder's fund account and sent electronically to his/her bank on a predesignated schedule.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A`s inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

----------------------------------------------------------------------------
                                                  From             Inception
                                               Inception             Date
----------------------------------------------------------------------------
Class A (NAV)                                    8.30%              3/1/00
Class A (POP)                                    2.34%              3/1/00
S&P 500(1)                                       5.38%              3/1/00
----------------------------------------------------------------------------
Class B (NAV)                                    7.86%              3/1/00
Class B (POP)                                    2.86%              3/1/00
----------------------------------------------------------------------------
Class C (NAV)                                    7.86%              3/1/00
----------------------------------------------------------------------------
Class M (NAV)                                    7.93%              3/1/00
Class M (POP)                                    5.85%              3/1/00
----------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                           October 31, 2000
                           ----------------
Basic Materials                   1.9
Consumer Cyclical                11.8
Consumer Non-Cyclical            15.0
Energy                            7.9
Financial                        24.4
Independent                       0.2
Industrial                        6.4
Technology                       27.5
Utilities                         1.6
Short-term                        3.1

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 45

IDEX DEAN ASSET ALLOCATION
Credit Quality of Bonds (% of Net Assets)

AAA                         --
AA                         0.9%
A                          8.7%
BBB                       10.3%
BB                          --
B                           --
All C's                     --
NA                          --
Not Rated                   --

                                OBJECTIVE/FOCUS

         Preservation of capital and competitive investment returns by enhancing value during strong markets through increased weighting in stocks and preserve capital during weak/volatile markets primarily through increased weighting in U.S. Treasuries.

MARKET ENVIRONMENT

Since the first quarter of 2000, the stock market has been going through a major shift, with investor preference shifting from "growth" to "income". While there are numerous factors that drive the direction of the stock market, concerns over the sustainability of earnings growth have clearly been weighing heavy on investors' decision making. And, given the recent data, it may well be that the U.S. economy is decelerating after several years of sustained growth. Meanwhile, a surge in oil prices represents a higher-than-expected expense for companies already challenged by aggressive earnings growth targets. Bear in mind that investors have not had to grapple with an aggregate slowdown in corporate profit growth for several years. This uncertainty is leading market participants to more risk-averse investment strategies where "safety" is a primary consideration.

PERFORMANCE

Performance figures were relatively healthy during the period, with the fund outperforming both its equity benchmark, the Russell 1000 Value Index, and its fixed-income benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index. Please refer to the Performance Table for additional information.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Federal National Mortgage
   Association                      5.1%
Summit Bancorp                      5.0%
Philip Morris Companies, Inc.       4.5%
PHH Corp. 11-9-2001                 4.4%
FleetBoston Financial Corp.         4.4%

STRATEGY REVIEW

Given our unwavering discipline toward value, investors' heightened focus on "safety" aided the progress of our equity investment choices. Accordingly, we have been bullish in our more aggressive allocation toward equities. Our value discipline and asset allocation decisions are intended to provide downside protection in times of market instability while rewarding investors with competitive investment returns.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Diversified Financial               14.7%
Banks                               13.4%
United States Government Agencies    7.3%
Conglomerates                        4.5%
Insurance                            4.3%

This year's performance, although gratifying-especially given the past year's shortcomings--is a testimony to "time" and "commitment". Fund holdings that detracted from performance in the past year have proved to be some of the greatest contributors to returns this year.

The best example of this "rags to riches" rests within the interest-rate-sensitive portion of the fund. Equity holdings in finance, which showed double-digit losses in 1999, were stellar this period, particularly Fannie Mae, Lincoln National, Summit Bancorp, and Washington Mutual. Likewise, our defensive foundation in short-to-intermediate bonds provided a solid base for the fund. Other contributors to returns this year include timely buys and sells in the technology sector and the consumer discretionary sector. Lastly, fund stalwarts like Philip Morris and Merck returned to investor favor.

OUTLOOK

Although the economy is slowing, the dominance of high-quality companies with sound balance sheets and market leadership should persist and enjoy investor favor. The equity portion of the fund is positioned to take advantage of this environment and to capitalize on our belief that the Federal Reserve will be much more tempered in its actions. Experiences like those of the last twenty-four months provide a true appreciation for having a long-term investment perspective.

/s/ JOHN RIAZZI
---------------------------
JOHN RIAZZI
Fund Manager
Dean Investment Associates


   IDEX MUTUAL FUNDS
46 ANNUAL REPORT 2000

                           ASSET ALLOCATION INVESTING

   Asset allocation investing is an approach that freely shifts money between many types of investments (stocks, bonds, etc.), attempting to maintain a consistent level of return.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

----------------------------------------------------------------------------------
                                                              From       Inception
                             1 year          5 year         Inception       Date
----------------------------------------------------------------------------------
Class A (NAV)                11.43%           9.43%           9.05%       10/1/95
Class A (POP)                 5.30%           8.20%           7.84%       10/1/95
LBIGC(1)                      6.44%           5.93%           6.06%       10/1/95
Russell 1000(1)               5.52%          18.42%          17.86%       10/1/95
----------------------------------------------------------------------------------
Class B (NAV)                10.76%           8.74%           8.36%       10/1/95
Class B (POP)                 5.76%           8.74%           8.22%       10/1/95
----------------------------------------------------------------------------------
Class C (NAV)(2)             10.76%          --              10.76%       11/1/99
----------------------------------------------------------------------------------
Class M (NAV)                10.86%           8.85%           8.46%       10/1/95
Class M (POP)                 8.75%           8.63%           8.25%       10/1/95
----------------------------------------------------------------------------------

NOTES

(1) The Russell 1000 Value (Russell 1000) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index (formerly Lehman Brothers Intermediate Government/Corporate Bond Index) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                           October 31, 2000          October 31, 1999
                           ----------------          ----------------
Basic Materials                   2.2                       1.1
Consumer Cyclical                 7.7                       7.6
Consumer Non-Cyclical             4.5                       5.6
Energy                            5.6                       5.3
Financial                        44.4                      41.0
Independent                       4.5                       3.3
Industrial                        1.9                       3.0
Technology                        9.4                      10.2
Utilities                         6.4                      11.8
Long-term U.S. Gov't               --                       6.6
Short-term                       14.4                       3.8

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 47

IDEX LKCM STRATEGIC TOTAL RETURN

Credit Quality of Bonds
(% of Net Assets)

AAA                        3.6%
AA                         6.5%
A                         15.0%
BBB                        3.3%
BB                          --
B                          1.3%
All C's                     --
NA                          --
Not Rated                   --

                                OBJECTIVE/FOCUS

 Long-term growth of income and capital by investing in common stocks and bonds of well-established and fundamentally strong companies.

                                    [GRAPH]

MARKET ENVIRONMENT

While the stock market posted modestly positive returns over the period, the last 12 months were characterized by extreme volatility and dislocation, specifically in the technology sector. To put the market environment in perspective, the NASDAQ Composite, a bellwether of the new economy and high-tech investing, rose from about 3000 to about 5000 over the first five months of the period. From there, though, a combination of extended valuations, restrictive monetary policy, and excessive speculation dragged the index back to where it started. Across that time, investors refocused on the virtues of diversification and valuation disciplines. Profitable business models in non-technology industries that had been largely ignored by investors finally began to gain investor attention.

PERFORMANCE

For year ended October 31, 2000, the fund underperformed the S&P 500 and the Lehman Brothers Intermediate U.S. Government/Credit Index. Please refer to the Performance Table for additional information.

STRATEGY REVIEW

While the fund's common stock investments are expected to be the largest contributor to absolute performance, our bond investments added value this period even as they served to mitigate risk. Historically, the fund tends to only partially participate in the upside during sharp stock market rallies, especially during periods of significant speculation like that of the first half of this period. But this period, the fund did not participate on the upside to the extent we would normally expect; a result, we think, of the extreme nature of the market environment. The fund did, however, retain its expected defensive characteristics during the difficult periods of the year, a hallmark characteristic over the years.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

General Electric Company     2.4%
American General Corp.       2.3%
Verizon Communications       2.1%
Mellon Financial Corp.       2.1%
Exxon Mobil Corp.            2.1%

In light of the extensive swings in the important and sizable technology sector, other aspects of fund performance had a secondary impact. The fund's fully diversified equity approach prevented full participation in the explosive technology rally early in the fiscal year. In addition, the consumer products sector of the fund was under pressure during most of the period as the investors' attention was focused on companies with significantly higher growth characteristics. Nevertheless, overall stock picking remained strong across most sectors. Our investments in the healthcare area contributed solidly to performance by emphasizing niche companies outside of the mainstream branded pharmaceutical companies. An assortment of bellwether financial services stocks also added to performance, especially in the second half of the fiscal year. Dividend and interest income remain important variables in the fund's "total return" focus.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Diversified Financial                       12.8%
Communications                               8.1%
Diversified Industrial                       5.7%
Paper Products                               4.6%
Computers                                    4.4%

OUTLOOK

As the Fed continues to try to guide the economy toward a soft landing, uncertainty surrounding the impact of higher short-term interest rates and slower economic growth on corporate profits will persist. Though volatility will likely remain high, we believe that as the period of unsustainable investor euphoria winds down, fundamental investing disciplines will continue to gain favor in the stock market. As a result, the market environment is especially suited for the fund's strategy of blending asset classes to provide capital appreciation opportunity while controlling the downside volatility inherent in the capital markets.

/s/ LUTHER KING
------------------------------
LUTHER KING


/s/ SCOT C. HOLLMANN
------------------------------
SCOT C. HOLLMANN
Co-Fund Managers
Luther King Capital Management

   IDEX MUTUAL FUNDS
48 ANNUAL REPORT 2000

                              "STYLE BOX" MATURITY

           Fixed Income security maturities represented as short term
   (less than 4 years), intermediate term (4 - 10 years) and long term (more than 10 years).

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

----------------------------------------------------------------------------------
                                                            From         Inception
                            1 year          5 year        Inception         Date
----------------------------------------------------------------------------------
Class A (NAV)                0.64%          11.75%          12.99%        12/2/94
Class A (POP)               (4.89)%         10.49%          11.91%        12/2/94
S&P 500(1)                   6.09%          21.67%          23.58%        12/2/94
LBIGC(1)                     6.44%           5.93%           7.19%        12/2/94
----------------------------------------------------------------------------------
Class B (NAV)                0.03%          11.05%          10.81%        10/1/95
Class B (POP)               (4.97)%         11.05%          10.68%        10/1/95
----------------------------------------------------------------------------------
Class C (NAV)(2)             0.03%             --            0.03%        11/1/99
----------------------------------------------------------------------------------
Class M (NAV)                0.12%          11.16%          12.39%        12/2/94
Class M (POP)               (1.87)%         10.93%          12.20%        12/2/94
----------------------------------------------------------------------------------

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index (formerly Lehman Brothers Intermediate Government/Corporate Bond Index) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                  October 31, 2000           October 31, 1999
                                  ----------------           ----------------
Basic Materials                          5.9                        1.5
Consumer Cyclical                        9.9                       11.5
Consumer Non-Cyclical                   12.3                       14.8
Energy                                   8.5                        6.8
Financial                               20.1                       17.5
Independent                              1.6                        1.0
Industrial                               7.8                        7.5
Technology                              23.0                       19.9
Utilities                                5.9                       11.3
Long-term U.S. Gov't                     2.7                        6.5
Short-term                               5.5                        1.5

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS
                                                          ANNUAL REPORT 2000 49

IDEX NWQ VALUE EQUITY

                                OBJECTIVE/FOCUS

           Maximum total return with minimum risk through investments primarily in common stocks showing above average statistical value and are in fundamentally attractive industries.

                                    [GRAPH]

MARKET ENVIRONMENT

While the NASDAQ Index and many technology companies have been under pressure since the spring, the performance for the broader market, including value stocks, has generally been positive. For the last two years, value and most non-technology stocks have dramatically underperformed, creating increasingly attractive valuations within a stock market that has appeared very expensive. The catalyst for the rotation out of high-multiple technology stocks appears to have been earnings warnings from several companies thought to be immune from these types of problems. Also, there have been increasing signs that the Federal Reserve is near the end of its current tightening cycle. All of this appears to be setting the stage for the stock market to broaden out beyond the few high growth sectors previously favored by investors.

PERFORMANCE

For the fiscal year ended October 31, 2000, IDEX NWQ Value Equity performed well versus its benchmark, the S&P 500. Please refer to the Performance Table for additional information.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Philip Morris Companies, Inc.       3.4%
Hartford Financial Services
   Group, Inc.                      3.0%
Wells Fargo & Company               2.8%
Federal National Mortgage
   Association                      2.7%
Bank of America Corp.               2.5%

STRATEGY REVIEW

The favorable performance of the fund for the period reflects the broadening of the stock market and the resurgence of value stocks, particularly since June 30, 2000. The fund was able to take advantage of the favorable opportunities presented as investors ignored most value stocks despite their extremely reasonable valuations. The absolute cheapness of so many stocks has resulted in a record amount of corporate takeover activity in 2000. The fund benefited as six holdings received takeover offers in the first ten months of the year. We believe this is a clear sign of both the undervaluation and upside potential of the fund's holdings. The fund has also seen strong performance from the energy, healthcare, and financial sectors that we have correctly identified as industries possessing strong fundamentals even in the current environment of economic slowing.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Diversified Financial               12.7%
Oil Companies -- Major               7.6%
Conglomerates                        5.1%
Oilfield Equipment & Service         5.0%
Communications                       4.5%

The financial markets have been reacting to the uncertainty that higher energy prices and a weak euro are having on the economic outlook. After years of strongly rising profits, investors are suddenly faced with the prospect that the profit boom may be moderating. While we do not foresee any profit collapse in American industry, for investors it becomes expectations versus reality. During this prolonged bull market, investors have become accustomed to steady 15-20% earnings growth. Our concern is that the earnings outlook shared by Wall Street analysts and investors may be too optimistic given the uncertain worldwide economic conditions. Having seen the punishment handed out to stocks like Intel after its rather mild profit warning, one realizes that the risk of a profit shortfall is yet to be widely discounted in the market.

OUTLOOK

In this environment, we can't stress enough the relative attraction of the low multiple value stocks that comprise our fund. A company selling at 10-12 times earnings--and there are many very profitable, well-managed companies in this range--is far less vulnerable to a significant price decline than a company selling at 50 times earnings. Yet many of the earnings disappointments to come are more likely to be found in the high-flying growth sector, as investors realize that the 40%-50% growth rates seen during the Internet mania period cannot be sustained.

/s/ EDWARD C. FRIEDEL
----------------------------------------
EDWARD C. FRIEDEL
Fund Manager
NWQ Investment Management Company, Inc.


   IDEX MUTUAL FUNDS
50 ANNUAL REPORT 2000

                                 VALUE INVESTING

        Value style investing is an approach to identify securities that are undervalued in the present market environment without
                 concentrating too much on future expectations.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

------------------------------------------------------------------
                                             From        Inception
                             1 year        Inception        Date
------------------------------------------------------------------
Class A (NAV)                14.38%           7.90%        2/1/97
Class A (POP)                 8.09%           6.28%        2/1/97
S&P 500(1)                    6.09%          18.97%        2/1/97
-----------------------------------------------------------------
Class B (NAV)                13.72%           7.25%        2/1/97
Class B (POP)                 8.72%           6.80%        2/1/97
-----------------------------------------------------------------
Class C (NAV)(2)             13.72%          13.72%       11/1/99
-----------------------------------------------------------------
Class M (NAV)                13.82%           7.35%        2/1/97
Class M (POP)                11.68%           7.06%        2/1/97
-----------------------------------------------------------------

NOTES

(1) The Standard & Poor's Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                  October 31, 2000      October 31, 1999
                                  ----------------      ----------------
Basic Materials                          5.7                   3.6
Consumer Cyclical                       10.2                  10.2
Consumer Non-Cyclical                    5.8                   4.5
Energy                                  15.3                  10.5
Financial                               23.0                  29.7
Independent                              5.1                   3.5
Industrial                               7.0                  11.1
Technology                              13.2                  15.5
Utilities                                6.0                    --
Short-term                               8.6                  10.1

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 51

IDEX C.A.S.E. GROWTH

                                OBJECTIVE/FOCUS

        Growth of capital through investments in stocks exhibiting below market risk and below market multiples with above average fundamentals.

                                    [GRAPH]

MARKET ENVIRONMENT

As the great U.S. economic boom enters its tenth year, the value of the euro is down, the price of oil is up. The market's instability is a result of the uncertainty surrounding the elections, uncertainty about inflation, and uncertainty about corporate earnings. At the same time, the market capitalization of the dot-com economy has been cut in half. Termed "dot-bombs," many technology stocks, particularly those inside the Internet sector, have fallen 50% from their highs. Though the long-term demand for information technologies remains intact, the shakeout means we should be very selective about the kind of technology stocks we buy.

PERFORMANCE

For the fiscal year ended October 31, 2000, IDEX C.A.S.E. Growth underperformed its benchmark, the Wilshire 5000 Total Market Index. Please refer to the Performance Table for additional information.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Abercrombie & Fitche Company
  Class A                           8.0%
Xilinx, Inc.                        7.4%
QUALCOMM, Inc.                      5.9%
Vitesse Semiconductor               5.5%
Altera Corp.                        5.2%

STRATEGY REVIEW

Overall, earnings growth is good but slowing. A large number of blue chip companies have lowered their earnings forecasts. The recent market decline has been remarkably broad with the only exceptions being the energy and utilities sectors. Over the past year, the fund has been heavily weighted in the telecommunications, technology, energy, finance, and specialty retail stocks. We have avoided the PC and memory chip manufacturers, as operating margins and future demand looks weak. On the other hand, the optical networking and communications semiconductor market segment looks strong and we hold good-sized positions in both fields. In the "retailing" segment of the economy, we favor the fast growing specialty retailing stocks over the slower growing major department stores.

TOP FIVE INDUSTRIES (% OF NET ASSETS)

Communications             23.7%
Semiconductors             21.5%
Software                    8.1%
Footwear                    8.0%
Computers                   5.1%

OUTLOOK

Fed-induced rate cuts could increase consumer confidence, leading to a rally in both bonds and stocks. For our part, we expect the earnings slowdown to last for the next six to eight quarters. The slowing economic picture should favor the fund's mix of finance, energy, and retail specialty stocks. These sectors' growth rates should look good to investors who hold companies with single-digit earnings prospects. The market appears to be returning to stocks with strong earnings, reasonably priced fundamentals, and above-average growth rates.

/s/ WILLIAM E. LANGE
-----------------------------
WILLIAM E. LANGE
Fund Manager
C.A.S.E. Management, Inc.

NOTE: Effective December 1, 2000, Jennison Associates, L.L.C. will replace C.A.S.E. Management, Inc. as sub-adviser to the fund. At that time, IDEX C.A.S.E. Growth will become IDEX Jennison Equity Opportunity.

   IDEX MUTUAL FUNDS
52 ANNUAL REPORT 2000

                                     SECTOR

        A sector is a broad grouping of specific industries. Our sectors and their components correspond with those published in the
                              Wall Street Journal.

                                    [GRAPH]

This graph compares the 10/31/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/00

--------------------------------------------------------------------
                                              From         Inception
                            1 year          Inception         Date
--------------------------------------------------------------------
Class A (NAV)               (14.06)%           5.49%         2/1/96
Class A (POP)               (18.79)%           4.24%         2/1/96
Wilshire 5000(1)              8.35%           19.20%         2/1/96
--------------------------------------------------------------------
Class B (NAV)               (14.70)%           4.85%         2/1/96
Class B (POP)               (18.96)%           4.67%         2/1/96
--------------------------------------------------------------------
Class C (NAV)(2)            (14.70)%         (14.70)%       11/1/99
--------------------------------------------------------------------
Class M (NAV)               (14.60)%           4.95%         2/1/96
Class M (POP)               (16.30)%           4.73%         2/1/96
--------------------------------------------------------------------

NOTES

(1) The Wilshire 5000 Total Market (Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

(2)      Effective November 1, 1999 the fund began offering a new Class C share.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

                                  October 31, 2000      October 31, 1999
                                  ----------------      ----------------
Consumer Cyclical                       12.1                  20.2
Consumer Non-Cyclical                    4.0                   8.8
Energy                                   9.0                   4.1
Financial                                6.1                   6.1
Independent                               --                   2.7
Industrial                               3.5                   4.2
Technology                              60.2                  43.1
Utilities                                 --                   4.3
Short-term                               8.8                   6.6

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 53

PREFACE TO THE SCHEDULES OF INVESTMENTS

This schedule provides a complete listing of each fund's holdings at period end.

For all funds except IDEX GE International Equity, IDEX JCC Global, IDEX Great Companies Global(2), IDEX Gabelli Global Growth, and IDEX Federated Tax Exempt, positions are grouped together first by asset type, then by sector, then by basic industry. Within an industry, securities are listed alphabetically.

IDEX GE International Equity, IDEX Great Companies Global(2), IDEX Gabelli Global Growth, and IDEX JCC Global positions are grouped first according to country, then by asset type and finally, the securities are listed alphabetically.

IDEX Federated Tax Exempt invests in municipal securities, which are more easily categorized by state. Within each state, securities are listed alphabetically. For purposes of simplicity, sectors and industries are not included as grouping levels for these funds.

Please refer to the graphics presented on these two pages for more detailed explanations.

                                   [PICTURE]

This section lists all open Forward Foreign Currency Contracts ("FEC's"). FEC's are often opened to hedge currency exposure involved with the purchase or sale of a non-U.S. dollar denominated security. Purchases and sales of non-U.S. securities are generally denominated and settled in the currency of their country of issue.

In addition to offsetting purchases and sales, FEC's can be entered into to hedge another country's currency. Refer to the fund's prospectus for specifics. NOTIONAL AMOUNT refers to the quantity of foreign currency listed under DESCRIPTION. The U.S. dollar equivalent, as valued at period end, is listed under VALUE.

   IDEX MUTUAL FUNDS
54 ANNUAL REPORT 2000

                                   [PICTURE]

                                   [PICTURE]

- REVENUE BOND - issues backed by the ability of the issuer to earn income from a particular project.

- GENERAL OBLIGATION BOND - issues backed by the full faith, credit and taxing power of the issuer.

                                                            IDEX MUTUAL FUNDS
                                                           ANNUAL REPORT 2000 55

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JCC GROWTH

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (83.4%)
Consumer, Cyclical(16.3%)
  Broadcasting (9.4%)
  Comcast Corp. Class A *                             1,290,565   $   52,590,524
  EchoStar Communications Corp. *                     1,695,425       76,717,982
  Time Warner, Inc.                                   2,155,085      163,592,502
  Viacom, Inc. Class B *                              1,675,550       95,296,906
                                                                  ------------------
                                                                     388,197,914
                                                                  ------------------
  Retailers - Broadline (1.2%)
  Costco Wholesale Corp. *                            1,302,195       47,692,892
                                                                  ------------------
  Retailers - Specialty (5.7%)
  Amazon.com, Inc. *                                  1,047,160       38,352,235
  eBay, Inc. *                                        2,256,870      116,228,805
  Home Depot, Inc.                                    1,901,552       81,766,736
                                                                  ------------------
                                                                     236,347,776
                                                                  ------------------
Energy (1.6%)
  Oilfield Equipment and Services
  Enron Corp.                                           804,495       66,018,871
                                                                  ------------------
Financial (2.7%)
  Diversified
  American Express Company                            1,589,150       95,349,000
  E*TRADE Group, Inc. *                               1,208,635       17,600,747
                                                                  ------------------
                                                                     112,949,747
                                                                  ------------------
Industrial (6.7%)
  Electronic Components and Equipment (0.8%)
  SCI Systems, Inc. *                                   784,740       33,743,820
                                                                  ------------------
  Diversified (5.9%)
  General Electric Company                            4,490,295      246,124,295
                                                                  ------------------
Technology (56.1%)
  Advanced Medical Devices (2.8%)
  Guidant Corp. *                                       720,670       38,150,468
  Medtronic, Inc.                                     1,413,810       76,787,556
                                                                  ------------------
                                                                     114,938,024
                                                                  ------------------
  Biotechnology (0.8%)
  Genentech, Inc. *                                     390,810       32,241,825
                                                                  ------------------
  Communications (16.0%)
  AT&T Corp. Liberty Media Class A *                  3,446,470       62,036,460
  Cisco Systems, Inc. *                               4,382,412      236,102,447
  Nextel Communications, Inc. Class A *               2,145,580       82,470,731
  Nortel Networks Corp. ADR                           2,286,040      104,014,820
  NTT Docomo, Inc. +                                     26,030       64,156,772
  Tycom, Ltd. *                                         572,555       19,180,593
  Vodafone Group PLC ADR                              2,233,360       95,057,384
                                                                  ------------------
                                                                     663,019,207
                                                                  ------------------
  Computers (7.9%)
  Check Point Software Technologies, Ltd. ADR           413,160       65,434,215
  EMC Corp. *                                           789,475       70,312,617
  Network Appliance, Inc. *                             324,890       38,661,910
  Palm, Inc. *                                        1,620,848       86,816,671
  VeriSign, Inc. *                                      506,565       66,866,580
                                                                  ------------------
                                                                     328,091,993
                                                                  ------------------
  Diversified (4.6%)
  Exodus Communications *                             2,546,660       85,472,276
  JDS Uniphase Corp. *                                  726,190       59,093,711
  NTL, Inc. *                                         1,074,372       47,205,220
                                                                  ------------------
                                                                     191,771,207
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Semiconductors (7.6%)
  Lam Research Corp. *                                2,732,040   $   52,933,274
  Texas Instruments, Inc.                             2,562,040      125,700,088
  Xilinx, Inc. *                                      1,908,105      138,218,356
                                                                  ------------------
                                                                     316,851,718
                                                                  ------------------
  Software (16.4%)
  America Online, Inc. *                              3,991,815      201,307,230
  BEA Systems, Inc. *                                 1,788,595      128,331,691
  Microsoft Corp. *                                   2,125,220      146,374,528
  Sapient Corp. *                                       657,310       23,375,587
  Sycamore Networks, Inc. *                             685,090       43,331,943
  VERITAS Software Corp.                                975,442      137,552,563
                                                                  ------------------
                                                                     680,273,542
                                                                  ------------------
TOTAL COMMON STOCK (COST $2,445,983,995)                           3,458,262,831
                                                                  ------------------
CONVERTIBLE PREFERRED STOCK (7.0%)
Technology
  Diversified
  Nokia Corp. OY ADR (cost $31,314,953)               6,782,990      289,972,822
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (9.7%)
Commercial Paper (2.1%)
  Household Finance Company 6.620% 11-1-2000      $  88,600,000   $   88,600,000
                                                                  ------------------
Repurchase Agreements (0.0%)
  State Street Bank & Trust***
    3.500% Repurchase Agreement dated 10-31-2000
    to be repurchased at $67,877 on 11-1-2000            67,871           67,871
                                                                  ------------------
United States Government Agencies (7.6%)
  Federal Home Loan Bank
   6.310% 12-15-2000                                 25,000,000       24,802,250
   6.310% 12-29-2000                                 25,000,000       24,739,250
   6.340% 11-28-2000                                 50,000,000       49,762,250
   6.340% 12-22-2000                                 20,000,000       19,816,600
   6.350% 11-10-2000                                 20,000,000       19,967,400
  Federal National Mortgage Association
   6.320% 12-13-2000                                 25,000,000       24,811,250
   6.340% 11-16-2000                                 50,000,000       49,864,500
   6.340% 12-20-2000                                 50,000,000       49,559,500
   6.380% 1-12-2001                                  50,000,000       49,354,000
                                                                  ------------------
                                                                     312,677,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $401,385,890)                      401,344,871
                                                                  ------------------
TOTAL INVESTMENTS (100.1%) (COST $2,878,684,838)                   4,149,580,524
                                                                  ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                         (5,297,802)
                                                                  ------------------
NET ASSETS (100.0%)                                               $4,144,282,722
                                                                  ==================


IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               56

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

                      This Page for Notes and Computations
--------------------------------------------------------------------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JCC GLOBAL

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
BRAZIL (2.1%)
  COMMON STOCK
    Petroleo Brasileiro SA ADR                          623,205   $   16,527,085
    Petroleo Brasileiro SA ADR *                        332,950        9,676,359
    Telecomunicacoes Brasileiras Telebras SA
     ADR                                                153,040       11,210,180
                                                                  ------------------
                                                                      37,413,624
                                                                  ------------------
CANADA (3.8%)
  COMMON STOCK
    Celestica, Inc. *                                    10,022          716,563
    Celestica, Inc. ADR                                 202,200       14,533,125
    Nortel Networks Corp. ADR                           790,205       35,954,328
    Rogers Communications, Inc. *                        99,019        1,926,111
    Shaw Communications, Inc.                           358,333        7,358,813
    The Seagram Company, Ltd.                           126,620        7,233,167
                                                                  ------------------
                                                                      67,722,107
                                                                  ------------------
FINLAND (5.0%)
  COMMON STOCK (2.6%)
    Nokia Corp. OY                                    1,136,380       46,779,748
                                                                  ------------------
  CONVERTIBLE PREFERRED STOCK (2.4%)
    Nokia Corp. OY ADR                                  986,175       42,158,981
                                                                  ------------------
                                                                      88,938,729
                                                                  ------------------
FRANCE (3.9%)
  COMMON STOCK
    Alcatel Alsthom Compagnie Generale
     d'Electricite                                      278,179       16,979,908
    Alcatel Alsthom Compagnie Generale d'Electricite ADR  7,430          463,446
    Atos SA *                                            18,679        1,533,424
    AXA-UAP                                              70,050        9,277,157
    LVMH Moet Hennessy Louis Vuitton                     14,550        1,062,291
    Schneider SA                                         79,147        5,156,974
    Total SA                                            245,472       35,135,136
                                                                  ------------------
                                                                      69,608,336
                                                                  ------------------
GERMANY (1.6%)
  COMMON STOCK
    Bayerische Motoren Werke (BMW) AG                   307,105       10,272,241
    EM.TV & Merchandising AG                            112,779        3,264,861
    Marschollek, Lautenschlaeger und Partner
     AG                                                  83,400       11,540,796
    Porsche AG                                              992        3,368,634
                                                                  ------------------
                                                                      28,446,532
                                                                  ------------------
HONG KONG (4.0%)
  COMMON STOCK
    China Mobile, Ltd. *                                 68,000          438,143
    China Mobile, Ltd. ADR *                          1,699,905       52,059,591
    Citic Pacific, Ltd. *                             3,140,000       12,602,195
    Legend Holdings, Ltd.                             1,372,000        1,161,102
    Television Broadcasts, Ltd.                         922,000        5,048,136
                                                                  ------------------
                                                                      71,309,167
                                                                  ------------------
INDIA (0.4%)
  COMMON STOCK
    Reliance Industries, Ltd. GDR 144A                  498,412        6,452,392
                                                                  ------------------
ISRAEL (1.1%)
  COMMON STOCK
    Check Point Software Technologies, Ltd.
     ADR                                                126,670       20,061,361
                                                                  ------------------
JAPAN (9.5%)
  COMMON STOCK
    Furukawa Electric Company, Ltd.                   1,074,000       28,242,441
    Hoya Corp.                                           53,000        4,380,246
    Japan Tobacco, Inc.                                     569        3,910,115
    NEC Corp.                                           757,000       14,426,975
    Nippon Telegraph & Telephone Corp.                    1,860        1,692,303
    NTT Docomo, Inc.                                     26,100       64,329,302
    Rohm Company, Ltd.                                   25,200        6,351,952
    Sony Corp.                                          318,700       25,463,295
    Takeda Chemical Industries, Ltd.                    240,000       15,810,886
    Toyoda Gosei Company, Ltd.                           27,000        1,652,556
    Yamanouchi Parmaceutica                              63,000        2,851,567
                                                                  ------------------
                                                                     169,111,638
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
MEXICO (3.6%)
  COMMON STOCK
    Grupo Televisa SA de C.V. GDR *                     336,630   $   18,220,099
    Telefonos de Mexico SA de C.V. ADR                  864,625       46,635,711
                                                                  ------------------
                                                                      64,855,810
                                                                  ------------------
NETHERLANDS (3.3%)
  COMMON STOCK
    CompleTel Europe NV *                               490,013        3,498,531
    Koninklijke (Royal) Philips Electronics NV          421,803       16,583,132
    Koninklijke (Royal) Philips Electronics NV
     NYRS                                               272,805       10,895,150
    STMicroelectronics NV                               373,103       18,830,537
    STMicroelectronics NV NYRS                           72,795        3,780,790
    Unilever NV                                         112,134        5,626,093
                                                                  ------------------
                                                                      59,214,233
                                                                  ------------------
SINGAPORE (0.5%)
  COMMON STOCK
    Chartered Semiconductor Manufacturing, Ltd. ADS *   138,605        6,445,133
    Datacraft Asia, Ltd.                                419,493        2,873,527
                                                                  ------------------
                                                                       9,318,660
                                                                  ------------------
SOUTH AFRICA (1.4%)
  COMMON STOCK
    Dimension Data Holdings PLC *                     2,949,396       25,841,499
                                                                  ------------------
SOUTH KOREA (0.9%)
  COMMON STOCK
    Samsung Electronics                                  79,290        9,933,033
    SK Telecom Company, Ltd. ADR                        238,465        5,976,529
                                                                  ------------------
                                                                      15,909,562
                                                                  ------------------
SPAIN (3.2%)
  COMMON STOCK
    Banco Bilbao Vizcaya SA                           1,928,130       25,699,110
    Repsol-YPF SA                                       317,750        5,049,792
    Telefonica SA                                     1,005,165       19,174,434
    Telefonica SA ADR *                                 116,266        6,736,161
                                                                  ------------------
                                                                      56,659,497
                                                                  ------------------
SWEDEN (3.6%)
  COMMON STOCK
    Assa Abloy AB Class B                               776,542       14,288,373
    L.M. Ericsson Telephone Company Class B
     ADR                                              1,436,914       19,937,182
    Securitas AB                                        638,244       13,594,597
    Telefonaktiebolaget L.M. Ericsson AB              1,269,800       16,888,340
                                                                  ------------------
                                                                      64,708,492
                                                                  ------------------
SWITZERLAND (1.1%)
  COMMON STOCK
    Carrier 1 International SA *                         16,810          420,990
    Serono SA                                             3,126        2,812,174
    Synthes-Stratec, Inc. ADR 144A *                     10,164        6,494,796
    Zurich Financial Services                            21,040       10,183,760
                                                                  ------------------
                                                                      19,911,720
                                                                  ------------------
UNITED KINGDOM (7.2%)
  COMMON STOCK
    AstraZeneca PLC                                     256,460       12,049,756
    Autonomy Corp. PLC *                                 27,807        1,428,724
    Autonomy Corp. PLC ADR *                             47,735        2,365,866
    Capita Group PLC                                    154,698        1,187,102
    COLT Telecom Group PLC *                            551,322       17,538,467
    Energis PLC *                                     1,248,010       10,626,833
    Granada Compass PLC *                               377,861        3,269,567
    Logica PLC                                          118,527        3,473,092
    The Sage Group PLC                                1,323,941        9,746,582
    Vodafone Group PLC                                8,608,736       35,871,299
    Vodafone Group PLC ADR                              525,215       22,354,463
    Williams PLC                                        381,826        1,830,562
    WPP Group PLC                                       541,409        7,276,434
                                                                  ------------------
                                                                     129,018,747
                                                                  ------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               58

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JCC GLOBAL

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
UNITED STATES (43.5%)
  COMMON STOCK (36.7%)
    3Com Corp. *                                        113,365   $    2,012,229
    Amdocs, Ltd. *                                      294,545       19,090,198
    America Online, Inc. *                              135,905        6,853,689
    American Express Company                            303,365       18,201,900
    Associates First Capital Corp. Class A              251,955        9,353,829
    AT&T Corp. Liberty Media Class A *                  792,845       14,271,210
    Cisco Systems, Inc. *                             1,339,425       72,161,522
    Citigroup, Inc.                                      50,610        2,663,351
    Clear Channel Communications, Inc. *                211,828       12,722,919
    Colgate-Palmolive Company                           146,600        8,614,216
    Comcast Corp. Class A *                             259,340       10,568,105
    Comverse Technology, Inc. *                         154,640       17,281,020
    Conexant Systems, Inc. *                             13,870          364,954
    Corning, Inc.                                       137,430       10,513,395
    E.I. du Pont de Nemours and Company                 113,770        5,162,314
    EMC Corp. *                                         269,415       23,994,773
    Enron Corp.                                          56,080        4,602,065
    Estee Lauder Companies, Inc. Class A                273,010       12,677,902
    Exodus Communications *                             121,820        4,088,584
    Gap, Inc.                                         1,317,590       34,010,292
    Genentech, Inc. *                                    42,840        3,534,300
    General Electric Company                            849,535       46,565,137
    Goldman Sachs Group, Inc.                           102,475       10,228,286
    Guidant Corp. *                                      95,020        5,030,121
    Honeywell International, Inc.                       135,875        7,311,773
    Human Genome Sciences, Inc. *                        90,530        8,000,589
    Infinity Broadcasting Corp. *                        30,090        1,000,493
    Infonet Services Corp. Class B                      196,910        1,279,915
    JDS Uniphase Corp. *                                156,415       12,728,271
    Johnson & Johnson                                    80,160        7,384,740
    Lattice Semiconductor Corp. *                       447,110       13,050,023
    Level 3 Communications, Inc. *                       14,895          710,305
    Medtronic, Inc.                                     275,290       14,951,688
    Millennium Pharmaceuticals, Inc. *                   29,570        2,145,673
    NTL, Inc. *                                         173,958        7,643,280
    Omnicom Group, Inc.                                  93,850        8,657,663
    Oracle Corp. *                                      150,600        4,969,800
    Paychex, Inc.                                       130,582        7,402,367
    Pfizer, Inc.                                        496,247       21,431,667
    Pharmacia Corp.                                     132,299        7,276,445
    Phone.com, Inc. *                                    18,555        1,717,497
    PMC - Sierra, Inc. *                                 20,990        3,557,805
    Praxair, Inc.                                       130,090        4,845,853
    Schering Plough Corp.                                68,095        3,519,660
    SDL, Inc. *                                          20,970        5,436,473
    Sepracor, Inc. *                                     56,445        3,845,316
    Sun Microsystems, Inc. *                            146,455       16,238,198
    Texas Instruments, Inc.                             331,925       16,285,070
    The Boeing Company                                  351,090       23,808,291
    Time Warner, Inc.                                   536,550       40,729,511
    Tyco International Group SA ADR                     427,635       24,241,559
    VeriSign, Inc. *                                     38,840        5,126,880
    Viacom, Inc. Class B *                              172,190        9,793,306
    Wal-Mart Stores, Inc.                               222,145       10,079,829
    Walt Disney Company                                 145,840        5,222,895
                                                                  ------------------
                                                                     654,959,146
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.8%)
    Federal Home Loan Bank
      6.340% 12-14-2000                           $  10,000,000   $    9,924,273
      6.340% 12-22-2000                              30,000,000       29,724,900
    Federal National Mortgage Association
      6.340% 12-20-2000                              25,000,000       24,779,750
    Household Finance Company
      6.620% 11-1-2000                               57,400,000       57,400,000
    State Street Bank & Trust ***
      3.500% Repurchase Agreement dated 10-31-2000 to be
      repurchased at $38,111 on 11-1-2000              38,107             38,107
                                                                  ------------------
                                                                     121,867,030
                                                                  ------------------
                                                                     776,826,176
                                                                  ------------------
TOTAL INVESTMENTS (99.7%) (COST $1,486,824,375)                    1,781,328,282
                                                                  ------------------

------------------------------------------------------------------------------------
NOTIONAL
AMOUNT DESCRIPTION                                                    VALUE
------------------------------------------------------------------------------------
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
  CURRENCY CONTRACTS (0.5%) @
B     103,182 British Pound 11-1-2000                  Buy        $        1,608
B     36,649 British Pound 11-2-2000                   Buy                   653
B     267,566 British Pound 11-3-2000                  Buy                  (476)
B     200,642 British Pound 11-6-2000                  Buy                  (670)
B     14,800,000 British Pound 1-26-2001               Buy              (595,845)
B     24,100,000 British Pound 1-26-2001              Sell             1,425,763
B     10,050,000 British Pound 3-22-2001              Sell                29,481
B     6,000,000 British Pound 4-5-2001                Sell               124,234
B     3,000,000 British Pound 4-27-2001               Sell                 4,139
C     3,500,000 Canadian Dollar 11-17-2000            Sell                66,580
C     2,400,000 Canadian Dollar 5-7-2001              Sell                51,123
C     1,500,000 Canadian Dollar 5-7-2001               Buy                (9,153)
E     1,298,852 Euro 11-1-2000                        Sell               (11,969)
E     2,425,337 Euro 11-2-2000                         Buy                22,231
E     182,498 Euro 11-2-2000                          Sell                (1,023)
E     16,000,000 Euro 11-17-2000                      Sell             1,049,589
E     4,200,000 Euro 11-17-2000                        Buy                88,119
E     7,500,000 Euro 1-19-2001                        Sell               702,125
E     27,100,000 Euro 1-26-2001                       Sell             1,301,583
E     21,300,000 Euro 1-26-2001                        Buy            (1,010,633)
E     30,350,000 Euro 3-22-2001                       Sell               638,629
E     6,300,000 Euro 3-22-2001                         Buy              (160,835)
E     6,300,000 Euro 4-5-2001                         Sell               448,371
E     6,300,000 Euro 4-5-2001                          Buy              (369,640)
E     20,100,000 Euro 4-27-2001                       Sell               386,745
E     28,200,000 Euro 5-7-2001                        Sell               405,252
H     272,200,000 Hong Kong Dollar 3-16-2001          Sell               (44,594)
H     120,500,000 Hong Kong Dollar 3-16-2001           Buy                21,759
H     271,000,000 Hong Kong Dollar 5-7-2001           Sell              (453,320)
H     45,000,000 Hong Kong Dollar 5-7-2001             Buy                23,852
H     190,000,000 Hong Kong Dollar 5-10-2001          Sell              (151,920)
H     104,000,000 Hong Kong Dollar 5-10-2001           Buy                21,363
H     8,230,000 Hong Kong Dollar 6-27-2001            Sell               (15,190)
H     27,000,000 Hong Kong Dollar 6-27-2001            Buy                   792
J     67,218,870 Japanese Yen 11-1-2000               Sell                 3,964
J     22,109,129 Japanese Yen 11-2-2000               Sell                   369
J     940,000,000 Japanese Yen 11-17-2000             Sell               254,964
J     350,000,000 Japanese Yen 1-19-2001              Sell               199,068
J     4,360,000,000 Japanese Yen 3-22-2001            Sell             2,527,031
J     1,760,000,000 Japanese Yen 3-22-2001             Buy              (588,580)
J     435,000,000 Japanese Yen 4-5-2001               Sell               178,284
J     1,800,000,000 Japanese Yen 4-12-2001            Sell               849,994
J     3,172,000,000 Japanese Yen 5-7-2001             Sell             1,956,569
W     395,000,000 South Korean Won 1-26-2001          Sell                 4,339
W     1,160,000,000 South Korean Won 2-8-2001         Sell                14,720
W     1,600,000,000 South Korean Won 2-15-2001        Sell                21,723
W     1,220,000,000 South Korean Won 2-22-2001        Sell                16,321
W     1,600,000,000 South Korean Won 3-1-2001         Sell                18,218
W     1,300,000,000 South Korean Won 3-8-2001         Sell                15,579
W     2,400,000,000 South Korean Won 5-15-2001        Sell                36,442
                                                                  ------------------
TOTAL UNREALIZED NET GAIN ON FORWARD FOREIGN CURRENCY CONTRACTS
                                                                       9,497,728
                                                                  ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                         (3,628,008)
                                                                  ------------------
NET ASSETS (100.0%)                                               $1,787,198,002
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              59

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JCC BALANCED

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (43.6%)
Basic Materials (1.3%)
  Chemicals
  E.I. du Pont de Nemours and Company                    72,035   $    3,268,588
  Lyondell Chemical Company                             208,385        2,995,535
                                                                  ------------------
                                                                       6,264,123
                                                                  ------------------
Consumer, Cyclical (8.4%)
  Auto Manufacturers (1.6%)
  Bayerische Motoren Werke (BMW) AG +                   223,052        7,460,783
                                                                  ------------------
  Auto Parts and Equipment (0.3%)
  TRW, Inc.                                              36,245        1,522,290
                                                                  ------------------
  Broadcasting (3.3%)
  Clear Channel Communications, Inc. *                   12,530          752,582
  Comcast Corp. Class A *                                87,059        3,547,654
  Infinity Broadcasting Corp. *                          88,750        2,950,938
  Time Warner, Inc.                                      24,671        1,872,776
  Univision Communications, Inc. Class A *               59,590        2,279,318
  Viacom, Inc. Class B *                                 74,185        4,219,272
                                                                  ------------------
                                                                      15,622,540
                                                                  ------------------
  Consumer Electronics (0.4%)
  Samsung Electronics +                                   7,060          884,440
  Samsung Electronics GDR 144A                           23,545          776,985
                                                                  ------------------
                                                                       1,661,425
                                                                  ------------------
  Recreation Products - Other (0.5%)
  Harley Davidson, Inc.                                  50,105        2,414,435
                                                                  ------------------
  Retailers - Apparel (0.5%)
  Gap, Inc.                                              97,450        2,515,427
                                                                  ------------------
  Retailers - Broadline (0.9%)
  Wal-Mart Stores, Inc.                                  95,695        4,342,161
                                                                  ------------------
  Retailers - Specialty (0.9%)
  Home Depot, Inc.                                       27,894        1,199,442
  Tiffany & Company                                      65,770        2,807,557
                                                                  ------------------
                                                                       4,006,999
                                                                  ------------------
Consumer, Non-Cyclical (3.6%)
  Beverages (1.2%)
  Anheuser-Busch Companies, Inc.                        127,010        5,810,707
                                                                  ------------------
  Food Retailers (0.9%)
  Safeway, Inc. *                                        75,435        4,125,352
                                                                  ------------------
  Household Products (0.7%)
  Proctor & Gamble Company                               44,260        3,161,824
                                                                  ------------------
  Pharmaceuticals (0.8%)
  Eli Lilly and Company                                  21,240        1,898,325
  Pfizer, Inc.                                           41,635        1,798,112
                                                                  ------------------
                                                                       3,696,437
                                                                  ------------------
Energy (3.0%)
  Oil Companies - Major (2.1%)
  Burlington Resources, Inc.                            280,040       10,081,440
                                                                  ------------------
  Oilfield Equipment and Services (0.9%)
  Enron Corp.                                            48,490        3,979,211
                                                                  ------------------
Financial (6.6%)
  Banks (1.0%)
  Bank of New York Company, Inc.                         37,495        2,158,306
  U.S. Bancorp                                           97,465        2,357,435
                                                                  ------------------
                                                                       4,515,741
                                                                  ------------------
  Diversified (4.2%)
  American Express Company                               57,060        3,423,600
  American General Corp.                                 30,120        2,424,660
  Associates First Capital Corp. Class A                125,715        4,667,169
  Citigroup, Inc.                                       133,513        7,026,122
  Firstar Corp.                                         121,830        2,398,528
  ONO Finance PLC ADR 144A-                                 350           20,799
                                                                  ------------------
                                                                      19,960,878
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Insurance (0.7%)
  American International Group, Inc.                     34,595   $    3,390,310
                                                                  ------------------
  Securities Brokers (0.7%)
  Charles Schwab Corp.                                   88,369        3,103,961
                                                                  ------------------
Industrial (5.4%)
  Diversified
  Alliant Energy Resources, Inc. 144A                    26,316        1,713,830
  Corning, Inc.                                          38,315        2,931,098
  General Electric Company                              285,555       15,651,982
  Minnesota Mining & Manufacturing Company               55,040        5,318,240
                                                                  ------------------
                                                                      25,615,150
                                                                  ------------------
Technology (14.2%)
  Aerospace/Defense (0.8%)
  Honeywell International, Inc.                          21,550        1,159,659
  The Boeing Company                                     37,810        2,563,991
                                                                  ------------------
                                                                       3,723,650
                                                                  ------------------
  Biotechnology (0.6%)
  Genentech, Inc. *                                      15,410        1,271,325
  Pharmacia Corp.                                        30,050        1,652,750
                                                                  ------------------
                                                                       2,924,075
                                                                  ------------------
  Communications (3.2%)
  AT&T Corp. Liberty Media Class A *                    173,120        3,116,160
  Cisco Systems, Inc. *                                 115,818        6,239,695
  Nortel Networks Corp. ADR                              16,235          738,692
  SBC Communications, Inc.                               86,340        4,980,739
                                                                  ------------------
                                                                      15,075,286
                                                                  ------------------
  Computers (4.1%)
  EMC Corp. *                                           129,145       11,501,977
  Paychex, Inc.                                          51,553        2,922,411
  Sun Microsystems, Inc. *                               22,055        2,445,347
  VeriSign, Inc. *                                       19,852        2,620,464
                                                                  ------------------
                                                                      19,490,199
                                                                  ------------------
  Diversified (0.2%)
  Nokia Corp. OY +                                       22,372          920,956
                                                                  ------------------
  Semiconductors (2.9%)
  Advanced Micro Devices, Inc. *                        122,430        2,769,979
  Linear Technology Corp.                                41,140        2,656,101
  Maxim Integrated Products, Inc. *                      36,100        2,393,881
  Texas Instruments, Inc.                               113,650        5,575,953
                                                                  ------------------
                                                                      13,395,914
                                                                  ------------------
  Software (2.4%)
  America Online, Inc. *                                 37,860        1,909,280
  Automatic Data Processing, Inc.                        87,370        5,706,353
  Cadence Design Systems, Inc. *                         51,795        1,330,484
  Oracle Corp. *                                         66,405        2,191,365
                                                                  ------------------
                                                                      11,137,482
                                                                  ------------------
Utilities (1.1%)
  Electric (0.2%)
  The AES Corp. *                                        15,150          855,975
                                                                  ------------------
  Telephone (0.9%)
  L.M. Ericsson Telephone Company Class B ADR           227,765        3,160,239
  McLeodUSA, Inc. Class A *                              68,680        1,322,090
                                                                  ------------------
                                                                       4,482,329
                                                                  ------------------
TOTAL COMMON STOCK (COST $187,713,476)                               205,257,060
                                                                  ------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               60
                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JCC BALANCED

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (2.7%)
Consumer, Cyclical (0.9%)
  Broadcasting (0.2%)
  Comcast Corp.                                          12,705   $      941,757
                                                                  ------------------
  Publishing (0.7%)
  Tribune Company                                        31,450        3,497,555
                                                                  ------------------
Energy (0.3%)
  Oil Companies - Major
  The Coastal Corp.                                      29,335        1,261,405
                                                                  ------------------
Technology (0.6%)
  Diversified
  Nokia Corp. OY ADR                                     63,776        2,726,424
                                                                  ------------------
Utilities (0.9%)
  Gas
  Reliant Energy, Inc. *                                 60,280        4,460,720
                                                                  ------------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST $13,105,219)                  12,887,861
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
CONVERTIBLE CORPORATION BONDS (2.5%)
Consumer, Cyclical (0.8%)
  Broadcasting
  Clear Channel Communications, Inc.
   2.625% 4-1-2003                                $   2,708,000   $    3,002,495
  Time Warner, Inc. 8.110% 8-15-2006                    650,000          673,563
                                                                  ------------------
                                                                       3,676,058
                                                                  ------------------
Technology (1.7%)
  Communications (1.5%)
  COLT Telecom Group PLC + 144A 2.000% 3-29-2006      913,000          1,412,604
  Nextel Communications, Inc. 4.750% 7-1-2007         1,790,000        2,971,400
  Telefonos de Mexico SA de C.V. ADR 4.250% 6-
   15-2004                                            2,085,000        2,616,675
                                                                  ------------------
                                                                       7,000,679
                                                                  ------------------
  Diversified (0.2%)
  NTL, Inc. 7.000% 12-15-2008                           842,000        1,049,342
                                                                  ------------------
TOTAL CONVERTIBLE CORPORATE BONDS (COST $12,586,341)                  11,726,079
                                                                  ------------------

NON-CONVERTIBLE CORPORATE BONDS (14.3%)
Basic Materials (0.8%)
  Chemicals
  E.I. du Pont de Nemours and Company 6.875%
   10-15-2009                                         1,225,000        1,203,563
  E.I. du Pont de Nemours and Company 6.500%
   9-1-2002                                             775,000          771,125
  Lyondell Chemical Company 9.625% 5-1-2007           1,742,000        1,689,740
                                                                  ------------------
                                                                       3,664,428
                                                                  ------------------
Consumer, Cyclical (3.3%)
  Broadcasting (1.2%)
  Cox Communications, Inc. 7.000% 8-15-2001           1,400,000        1,393,000
  Cox Communications, Inc. 7.875% 8-15-2009             900,000          906,750
  Cox Communications, Inc. 7.750% 8-15-2006             800,000          809,000
  Cox Communications, Inc. 7.500% 8-15-2004             375,000          376,406
  Viacom, Inc. 7.700% 7-30-2010                       1,075,000        1,095,156
  Viacom, Inc. 7.750% 6-1-2005                        1,000,000        1,021,250
                                                                  ------------------
                                                                       5,601,562
                                                                  ------------------
  Publishing (0.1%)
  Lenfest Communications, Inc. 8.250%
   2-15-2008                                            500,000          500,625
                                                                  ------------------
  Retailers - Broadline (0.7%)
  Wal-Mart Stores, Inc. 6.150% 8-10-2001              2,000,000        1,992,500
  Wal-Mart Stores, Inc. 6.550% 8-10-2004              1,000,000          991,250
  Wal-Mart Stores, Inc. 6.875% 8-10-2009                475,000          472,031
                                                                  ------------------
                                                                       3,455,781
                                                                  ------------------
  Retailers - Specialty (1.3%)
  Home Depot, Inc. 6.500% 9-15-2004                   6,150,000        6,088,500
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
Consumer, Non-Cyclical (0.9%)
  Beverages (0.6%)
  Anheuser-Busch, Inc. 7.550% 10-1-2030           $     480,000   $      481,800
  Coca-Cola Enterprises, Inc. 7.125% 9-30-2009        1,825,000        1,802,188
  Coca-Cola Enterprises, Inc. 6.625% 8-1-2004           475,000          469,656
                                                                  ------------------
                                                                       2,753,644
                                                                  ------------------
  Food Retailers (0.1%)
  Safeway, Inc. 6.500% 11-15-2008                       550,000          513,563
                                                                  ------------------
  Pharmaceuticals (0.2%)
  Warner-Lambert Company 6.000% 1-15-2008             1,000,000          942,500
                                                                  ------------------
Financial (5.4%)
  Banks (0.1%)
  Northern Trust Corp. 7.100% 8-1-2009                  450,000          443,812
                                                                  ------------------
  Diversified (4.6%)
  American Express Company 6.750% 6-23-2004           1,400,000        1,389,500
  Associates Corp. of North America 5.750% 11-1-2003    475,000          460,750
  Associates Corp. of North America 5.600% 1-15-2001    400,000          399,000
  Firstar Corp. 7.125% 12-1-2009                        150,000          146,063
  Ford Motor Credit Company 7.250% 1-15-2003          3,200,000        3,196,000
  Ford Motor Credit Company 6.550% 9-10-2002            925,000          920,375
  General Electric Capital Corp. 7.000%
   3-1-2002                                           4,445,000        4,467,225
  General Electric Capital Corp. 7.000%
   2-3-2003                                           3,325,000        3,349,938
  General Electric Capital Corp. 7.250%
   5-3-2004                                           2,080,000        2,113,800
  General Electric Capital Corp. 7.250%
   2-1-2005                                           1,725,000        1,746,562
  General Electric Capital Corp. 7.375%
   1-19-2010                                          1,675,000        1,723,156
  Household Finance Company 8.000% 5-9-2005             900,000          920,250
  SunAmerica, Inc. 6.750% 10-1-2007                   1,000,000          976,250
                                                                  ------------------
                                                                      21,808,869
                                                                  ------------------
  Securities Brokers (0.7%)
  Charles Schwab Corp. 8.050% 3-1-2010                1,100,000        1,137,125
  Morgan Stanley, Dean Witter, Discover and
   Company 7.750% 6-15-2005                           2,100,000        2,144,625
                                                                  ------------------
                                                                       3,281,750
                                                                  ------------------
Technology (3.7%)
  Biotechnology (0.4%)
  Monsanto Company 5.750% 12-1-2005                   1,750,000        1,669,063
                                                                  ------------------
  Communications (2.0%)
  Adelphia Communications Corp. 10.500%
   7-15-2004                                            655,000          649,269
  Jones Intercable, Inc. 7.625% 4-15-2008               500,000          497,500
  Liberty Media Corp. 7.875% 7-15-2009                2,600,000        2,499,250
  Metromedia Fiber Network, Inc. 10.000%
   12-15-2009                                           500,000          443,750
  Nextel Communications, Inc. 9.375%
   11-15-2009                                         3,043,000        2,936,495
  Orange PLC 9.000% 6-1-2009                            180,000          185,400
  VoiceStream Wireless Corp. 10.375%
   11-15-2009                                         2,200,000        2,354,000
                                                                  ------------------
                                                                       9,565,664
                                                                  ------------------
  Computers (0.8%)
  MICROS Systems, Inc. 7.650% 8-15-2009               2,325,000        2,351,156
  Sun Microsystems, Inc. 7.000% 8-15-2002             1,075,000        1,073,656
                                                                  ------------------
                                                                       3,424,812
                                                                  ------------------
  Diversified (0.5%)
  Exodus Communications 4.750% 7-15-2008              1,508,000        1,579,630
  Exodus Communications 11.250% 7-1-2008                249,000          231,570
  NTL, Inc. + 0.000% 4-15-2009(caret)                   920,000          667,005
                                                                  ------------------
                                                                       2,478,205
                                                                  ------------------
  Software (0.0%)
  PSINet, Inc. 11.000% 8-1-2009                         180,000           86,850
                                                                  ------------------
Utilities (0.2%)
  Telephone
  ALLTEL Corp. 7.500% 3-1-2006                        1,120,000        1,117,200
                                                                  ------------------
TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $68,333,250)              67,396,828
                                                                  ------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              61
     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX JCC BALANCED

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
LONG-TERM GOVERNMENT BONDS (25.3%)
United States Government Agencies (5.9%)
  Federal Home Loan Bank
    6.750% 2-1-2002                               $   1,650,000   $    1,654,125
                                                                  ------------------
  Federal Home Loan Mortgage Corp.
    7.000% 3-15-2010                                  1,050,000        1,071,315
                                                                  ------------------
  Federal National Mortgage Association
    5.750% 4-15-2003                                  6,900,000        6,793,464
    6.375% 10-15-2002                                 1,000,000          998,750
    7.125% 6-15-2010                                 16,950,000       17,479,688
                                                                  ------------------
                                                                      25,271,902
                                                                  ------------------
United States Government Securities (19.4%)
  Treasury Notes
    5.875% 11-15-2004                                19,105,000       19,111,878
    6.000% 8-15-2009                                 59,530,000       60,147,921
    6.125% 8-15-2029                                  1,375,000        1,423,978
    6.375% 6-30-2002                                 10,735,000       10,788,353
                                                                  ------------------
                                                                      91,472,130
                                                                  ------------------
TOTAL LONG-TERM GOVERNMENT BONDS (COST $117,701,347)                 119,469,472
                                                                  ------------------
SHORT-TERM SECURITIES (10.3%)
Commercial Paper (4.0%)
  Household Finance Company 6.620% 11-1-2000         18,600,000       18,600,000
                                                                  ------------------
Repurchase Agreements (0.0%)
  State Street Bank & Trust ***
    3.500% Repurchase Agreement dated
    10-31-2000 to be repurchased at $29,033 on
    11-1-2000                                            29,030           29,030
                                                                  ------------------
United States Government Agencies (6.3%)
  Federal Home Loan Bank
    6.310% 12-14-2000                                 5,000,000        4,961,350
    6.330% 12-28-2000                                25,000,000       24,743,750
                                                                  ------------------
                                                                      29,705,100
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $48,340,782)                        48,334,130
                                                                  ------------------
TOTAL INVESTMENTS (98.7%) (COST $447,780,415)                        465,071,430
                                                                  ------------------

------------------------------------------------------------------------------------
NOTIONAL
AMOUNT DESCRIPTION                                                    VALUE
------------------------------------------------------------------------------------
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
  CURRENCY CONTRACTS (0.0%) @
B     200,000 British Pound 1-26-2001                 Sell        $       15,890
B     200,000 British Pound 1-26-2001                  Buy                  (832)
B     480,000 British Pound 5-8-2001                  Sell               (16,109)
B     480,000 British Pound 5-8-2001                   Buy                (2,083)
W     120,000,000 South Korean Won 1-26-2001          Sell                 1,318
W     202,000,000 South Korean Won 2-8-2001           Sell                 2,550
W     110,000,000 South Korean Won 2-15-2001          Sell                 1,493
W     73,000,000 South Korean Won 2-22-2001           Sell                   977
W     98,000,000 South Korean Won 3-1-2001            Sell                 1,116
W     60,000,000 South Korean Won 3-8-2001            Sell                   719
                                                                  ------------------
TOTAL UNREALIZED NET GAIN ON FORWARD FOREIGN CURRENCY CONTRACTS
                                                                           5,039
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)                           6,224,049
                                                                  ------------------
NET ASSETS (100.0%)                                               $  471,300,518
                                                                  ==================

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               62

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JCC CAPITAL APPRECIATION

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (95.8%)
Consumer, Cyclical (10.6%)
  Advertising (3.6%)
  Lamar Advertising Company *                           163,965   $    7,870,320
  TMP Worldwide, Inc. *                                 122,020        8,493,736
                                                                  ------------------
                                                                      16,364,056
                                                                  ------------------
  Broadcasting (5.8%)
  Clear Channel Communications, Inc. *                  168,566       10,124,495
  Cox Radio, Inc. Class A *                              78,465        1,785,079
  Entercom Communications Corp. *                        54,150        2,122,003
  Hispanic Broadcasting Corp. Class A *                 187,335        5,854,219
  Radio One, Inc. *                                     206,640        1,650,968
  Sirius Satellite Radio, Inc. *                         42,055        2,113,264
  Univision Communications, Inc. Class A *               74,395        2,845,608
                                                                  ------------------
                                                                      26,495,636
                                                                  ------------------
  Retailers - Drug Based (0.3%)
  Walgreen Company                                       32,740        1,493,763
                                                                  ------------------
  Retailers - Specialty (0.9%)
  eBay, Inc. *                                           82,740        4,261,110
                                                                  ------------------
Consumer, Non-Cyclical (6.4%)
  Consumer Services (1.6%)
  Apollo Group, Inc. Class A *                          188,986        7,394,077
                                                                  ------------------
  Medical Supplies (2.5%)
  MiniMed, Inc. *                                        54,300        3,960,507
  Sepracor, Inc. *                                      108,690        7,404,506
                                                                  ------------------
                                                                      11,365,013
                                                                  ------------------
  Pharmaceuticals (2.3%)
  Andrx Group *                                          95,675        6,888,600
  Biovail Corp. *                                        29,300        1,232,431
  MedImmune, Inc. *                                      35,783        2,339,314
                                                                  ------------------
                                                                      10,460,345
                                                                  ------------------
Energy (2.7%)
  Oil Companies - Major (2.4%)
  Anadarko Petroleum Corp.                              172,120       11,024,285
                                                                  ------------------
  Oil Drilling (0.2%)
  EOG Resources, Inc.                                    16,410          646,143
                                                                  ------------------
  Oilfield Equipment and Services (0.1%)
  Hanover Compressor Company *                           17,080          557,234
                                                                  ------------------
Industrial (1.1%)
  Electronic Components and Equipment
  Applied Micro Circuits Corp. *                         65,470        5,000,271
                                                                  ------------------
Technology (70.1%)
  Biotechnology (14.3%)
  Abgenix, Inc. *                                       149,880       11,821,785
  CuraGen Corp. *                                        32,535        2,102,574
  Human Genome Sciences, Inc. *                         189,085       16,713,341
  Maxygen, Inc. *                                        51,955        2,091,189
  Medarex, Inc. *                                       182,940       11,182,208
  Millennium Pharmaceuticals, Inc. *                    299,665       21,744,442
                                                                  ------------------
                                                                      65,655,539
                                                                  ------------------
  Communications (19.3%)
  ADC Telecommunications, Inc. *                        665,665       14,228,589
  American Tower Corp. Class A *                        359,505       14,717,236
  AT&T Canada, Inc. *                                   119,740        3,704,456
  Crown Castle International Corp. *                    390,690       11,842,791
  Level 3 Communications, Inc. *                         37,115        1,769,922
  Metromedia Fiber Network, Inc. Class A *              697,755       13,257,345
  Microcell Telecommunications, Inc. Class B *           95,290        2,654,720
  Pinnacle Holdings, Inc. *                              98,950        1,558,463

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Communications (continued)
  Powertel, Inc. *                                       93,075   $    8,120,794
  Telus Corp. *                                         120,984        3,069,973
  VoiceStream Wireless Corp. *                           42,893        5,640,430
  Western Wireless Corp. *                              170,590        8,103,025
                                                                  ------------------
                                                                      88,667,744
                                                                  ------------------
  Computers (10.1%)
  Paychex, Inc.                                         506,928       28,736,481
  VeriSign, Inc. *                                      132,931       17,546,892
                                                                  ------------------
                                                                      46,283,373
                                                                  ------------------
  Diversified (4.6%)
  Exodus Communications *                               552,260       18,535,226
  Viasystems Group, Inc. *                              186,690        2,648,665
                                                                  ------------------
                                                                      21,183,891
                                                                  ------------------
  Semiconductors (17.7%)
  Avanex Corp. *                                         51,400        5,220,312
  Cree, Inc. *                                          102,790       10,201,908
  Intergrated Device Technology, Inc. *                 144,855        8,157,147
  INTERSHOP Communications Aktiengesellshaft
   AG *                                                 177,955        8,530,718
  MRV Communications, Inc. *                             52,985        2,092,907
  New Focus, Inc. *                                      16,230        1,030,605
  SDL, Inc. *                                            69,915       18,125,464
  TriQuint Semiconductor, Inc. *                        129,215        4,950,550
  Vitesse Semiconductor Corp. *                         212,975       14,894,939
  Xilinx, Inc. *                                        107,625        7,796,086
                                                                  ------------------
                                                                      81,000,636
                                                                  ------------------
  Software (4.1%)
  Brocade Communications Systems, Inc. *                 19,470        4,426,991
  Inktomi Corp. *                                       159,150       10,096,079
  PSINet, Inc. *                                        107,475          715,380
  Sycamore Networks, Inc. *                              54,015        3,416,449
                                                                  ------------------
                                                                      18,654,899
                                                                  ------------------
Utilities (4.9%)
  Electric (2.5%)
  The AES Corp. *                                       208,530       11,781,945
                                                                  ------------------
  Telephone (2.4%)
  McLeodUSA, Inc. Class A *                             564,315       10,863,064
                                                                  ------------------
TOTAL COMMON STOCK (COST $443,824,613)                               439,153,024
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.7%)
Commercial Paper (4.5%)
  Household Finance Company 6.620% 11-1-2000      $  20,900,000   $   20,900,000
                                                                  ------------------
Repurchase Agreements (0.0%)
  State Street Bank & Trust ***
   3.500% Repurchase Agreement dated
   10-31-2000 to be repurchased at $35,708 on
   11-1-2000                                             35,705           35,705
                                                                  ------------------
United States Government Agencies (0.2%)
  Federal Home Loan Mortgage Corp. 6.450%
   11-1-2000                                          1,000,000        1,000,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $21,935,705)                        21,935,705
                                                                  ------------------
TOTAL INVESTMENTS (100.5%) (COST $465,760,318)                       461,088,729
                                                                  ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)                         (2,510,532)
                                                                  ------------------
NET ASSETS (100.0%)                                               $  458,578,197
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              63

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JCC FLEXIBLE INCOME

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (54.5%)
Consumer, Cyclical (14.4%)
  Auto Manufacturers (1.7%)
  DaimlerChrysler AG ADR 6.900% 9-1-2004          $     750,000   $      743,438
                                                                  ------------------
  Broadcasting (6.5%)
  Cox Communications, Inc. 7.000% 8-15-2001           1,000,000          995,000
  Pegasus Communications Corp. 12.500%
   8-1-2007                                             150,000          160,500
  Time Warner, Inc. 8.180% 8-15-2007                    750,000          780,938
  Time Warner, Inc. 6.950% 1-15-2028                    250,000          223,437
  Viacom, Inc. 7.700% 7-30-2010                         750,000          764,063
                                                                  ------------------
                                                                       2,923,938
                                                                  ------------------
  Home Furnishings (1.4%)
  Selmer Company, Inc. 11.000% 5-15-2005                600,000          615,000
                                                                  ------------------
  Lodging (0.4%)
  LodgeNet Entertainment Corp. 10.250% 12-15-2006       180,000          180,000
                                                                  ------------------
  Retailers - Broadline (3.3%)
  Fred Meyer, Inc. 7.150% 3-1-2003                      500,000          496,875
  Wal-Mart Stores, Inc. 6.875% 8-10-2009              1,000,000          993,750
                                                                  ------------------
                                                                       1,490,625
                                                                  ------------------
  Retailers - Specialty (1.1%)
  Unilever Capital Corp. 7.125% 11-1-2010               500,000          494,375
                                                                  ------------------
Consumer, Non-Cyclical (12.5%)
  Beverages (0.3%)
  Joseph E. Seagram & Sons, Inc. 6.800% 12-15-2008      125,000          127,656
                                                                  ------------------
  Consumer Services (0.5%)
  Cox Enterprises, Inc. 144A 6.625% 6-14-2002           250,000          247,187
                                                                  ------------------
  Food Retailers (5.9%)
  Marsh Supermarkets, Inc. 8.875% 8-1-2007              250,000          231,250
  Safeway, Inc. 7.000% 9-15-2002                      1,000,000          996,250
  Safeway, Inc. 5.875% 11-15-2001                       750,000          737,812
  Stater Brothers Holdings, Inc. 10.750%
   8-15-2006                                            180,000          144,000
  The Kroger Company 8.050% 2-1-2010                    525,000          532,219
                                                                  ------------------
                                                                       2,641,531
                                                                  ------------------
  Healthcare (4.7%)
  Bausch & Lomb, Inc. 6.750% 12-15-2004                 250,000          221,250
  HCA - The Healthcare Company 8.360%
   4-15-2024                                            250,000          231,759
  HEALTHSOUTH Corp. 144A 10.750% 10-1-2008              100,000          100,750
  Tenet Healthcare Corp. 7.875% 1-15-2003             1,600,000        1,576,000
                                                                  ------------------
                                                                       2,129,759
                                                                  ------------------
  Household Products (1.1%)
  Proctor & Gamble Company 6.875% 9-15-2009             500,000          496,250
                                                                  ------------------
Energy (1.1%)
  Oilfield Equipment and Services
  Enron Corp. 7.875% 6-15-2003                          500,000          509,375
                                                                  ------------------
Financial (11.3%)
  Banks (1.7%)
  Dime Bancorp, Inc. 7.000% 7-25-2001                   500,000          498,125
  HUBCO, Inc. 8.200% 9-15-2006                          300,000          286,875
                                                                  ------------------
                                                                         785,000
                                                                  ------------------
  Diversified (8.5%)
  Citigroup, Inc. 7.250% 10-1-2010                      750,000          744,375
  Citigroup, Inc. 7.450% 6-6-2002                       350,000          353,938
  Ford Motor Credit Company 7.500% 6-15-2003            750,000          753,750
  General Electric Capital Corp. 6.800%
   11-1-2005                                            500,000          499,580
  General Electric Capital Corp. 7.000%
   3-1-2002                                             500,000          502,500
  Golden State Holdings 7.000% 8-1-2003                 750,000          718,125
  Qwest Capital Funding, Inc. 144A 7.900%
   8-15-2010                                            250,000          253,750
                                                                  ------------------
                                                                       3,826,018
                                                                  ------------------
  Insurance (1.1%)
  Delphi Financial Group, Inc. 8.000%
   10-1-2003                                            500,000          491,250
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
Industrial (3.0%)
  Electronic Components and Equipment (1.7%)
  CBS Corp. 6.875% 9-1-2003                       $     750,000   $      745,312
                                                                  ------------------
  Diversified (1.3%)
  Isle of Capri Black Hawk, LLC 13.000%
   8-31-2004                                            525,000          572,250
                                                                  ------------------
Technology (10.8%)
  Communications (7.3%)
  360networks, inc. 12.000% 8-1-2009                    500,000          395,000
  Deutsche Telekom International Finance BV
   ADR 8.000% 6-15-2010                                 500,000          510,625
  Global Crossing, Ltd. 9.500% 11-15-2009               500,000          477,500
  Jones Intercable, Inc. 7.625% 4-15-2008               261,000          259,695
  Price Communications Corp. 11.750% 7-15-2007          225,000          239,625
  Qwest Communications International, Inc.
   144A 7.625% 6-9-2003                                 750,000          758,438
  Versatel Telecom BV 13.250% 5-15-2008                 200,000          152,000
  WorldCom, Inc. 6.125% 8-15-2001                       500,000          496,875
                                                                  ------------------
                                                                       3,289,758
                                                                  ------------------
  Computers (1.6%)
  Equinix, Inc. 13.000% 12-1-2007                       250,000          198,750
  International Business Machines Corp. 7.000%
    1-28-2002                                           500,000          501,875
                                                                  ------------------
                                                                         700,625
                                                                  ------------------
  Diversified (0.8%)
  Exodus Communications 11.625% 7-15-2010               400,000          370,000
                                                                  ------------------
  Software (1.1%)
  Electronic Data Systems Corp. 7.125%
   10-15-2009                                           500,000          496,250
                                                                  ------------------
Utilities (1.4%)
  Electric
  Caithness Coso Funding Corp. 6.800%
   12-15-2001                                           102,623          101,596
  Dominion Resources, Inc. 8.125% 6-15-2010             500,000          515,625
                                                                  ------------------
                                                                         617,221
                                                                  ------------------
TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $24,705,687)              24,492,818
                                                                  ------------------
CONVERTIBLE CORPORATE BONDS (0.8%)
Consumer, Cyclical
  Broadcasting
  Pegasus Media & Communications, Inc. 12.500%
   7-1-2005 (cost $350,000)                             350,000          367,500
                                                                  ------------------
LONG-TERM GOVERNMENT BONDS (31.6%)
United States Government Agencies (11.3%)
  Federal National Mortgage Association
   6.625% 4-15-2002                                   2,000,000        2,002,500
   7.125% 6-15-2010                                   3,000,000        3,093,750
                                                                  ------------------
                                                                       5,096,250
                                                                  ------------------
United States Government Securities (20.3%)
  Treasury Notes
   5.250% 8-15-2003                                     750,000          737,588
   5.750% 8-15-2010                                   6,000,000        5,994,360
   6.500% 2-15-2010                                   2,000,000        2,093,580
   6.750% 5-15-2005                                     280,000          290,279
                                                                  ------------------
                                                                       9,115,807
                                                                  ------------------
TOTAL LONG-TERM GOVERNMENT BONDS (COST $14,242,836)                   14,212,057
                                                                  ------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               64

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JCC FLEXIBLE INCOME

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (0.1%)
Financial (0.0%)
  Diversified
  ONO Finance PLC Warrants *                                250   $       18,000
                                                                  ------------------
Technology (0.1%)
  Communications (0.0%)
  Versatel Telecom BV Warrants *                             75           17,250
                                                                  ------------------
Computers (0.1%)
  Equinix, Inc. Warrants 144A *                             130           19,500
                                                                  ------------------
TOTAL COMMON STOCK (COST $497)                                            54,750
                                                                  ------------------
NON-CONVERTIBLE PREFERRED STOCK (0.2%)
Financial
  Savings & Loans
  Chevy Chase Bank (cost $116,375)                        3,500           86,624
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (13.4%)
United States Government Agencies
  Federal Home Loan Mortgage Corp. 6.450%
   11-1-2000 (cost $6,000,000)                    $   6,000,000   $    6,000,000
                                                                  ------------------
TOTAL INVESTMENTS (100.6%) (COST $45,415,395)                         45,213,749
                                                                  ------------------

------------------------------------------------------------------------------------
NOTIONAL
AMOUNT DESCRIPTION                                                    VALUE
------------------------------------------------------------------------------------
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
  CURRENCY CONTRACTS (0.0%) @
E     90,000 Euro 1-26-2001                           Sell        $       10,958
E     90,000 Euro 1-26-2001                            Buy                (2,438)
E     180,000 Euro 5-7-2001                           Sell                   100
E     180,000 Euro 5-7-2001                            Buy                (4,154)
                                                                  ------------------
TOTAL UNREALIZED NET GAIN ON FORWARD FOREIGN CURRENCY CONTRACTS            4,466
                                                                  ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%)                           (291,093)
                                                                  ------------------
NET ASSETS (100.0%)                                               $   44,927,122
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              65

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE GROWTH

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (80.2%)
Consumer, Cyclical (8.6%)
  Broadcasting (1.1%)
  Comcast Corp. Class A *                                86,500   $    3,524,875
                                                                  ------------------
  Retailers - Broadline (2.5%)
  Wal-Mart Stores, Inc.                                 183,350        8,319,505
                                                                  ------------------
  Retailers - Specialty (5.0%)
  eBay, Inc. *                                          156,800        8,075,200
  Home Depot, Inc.                                      199,800        8,591,400
                                                                  ------------------
                                                                      16,666,600
                                                                  ------------------
Consumer, Non-Cyclical (10.3%)
  Food Retailers (1.7%)
  Safeway, Inc. *                                       105,700        5,780,469
                                                                  ------------------
  Medical Supplies (3.6%)
  American Home Products Corp.                           56,600        3,594,100
  Baxter International, Inc.                             66,650        5,477,797
  QLT Phototherapeutics, Inc. *                          56,000        2,785,125
                                                                  ------------------
                                                                      11,857,022
                                                                  ------------------
  Pharmaceuticals (5.0%)
  Celgene Corp. *                                        58,700        3,775,144
  Eli Lilly and Company                                  35,400        3,163,875
  Pfizer, Inc.                                          219,850        9,494,772
                                                                  ------------------
                                                                      16,433,791
                                                                  ------------------
Energy (1.2%)
  Oil Drilling (0.7%)
  Nabors Industries, Inc. *                              47,000        2,392,300
                                                                  ------------------
  Oilfield Equipment and Services (0.5%)
  B.J. Services Company *                                31,700        1,662,268
                                                                  ------------------
Financial (10.9%)
  Banks (0.7%)
  Bank of New York Company, Inc.                         25,000        1,439,063
  State Street Corp.                                      6,500          810,810
                                                                  ------------------
                                                                       2,249,873
                                                                  ------------------
  Diversified (6.2%)
  American Express Company                               28,950        1,737,000
  Citigroup, Inc.                                       218,833       11,516,086
  Marsh & McLennan Companies, Inc.                       45,300        5,922,975
  Stilwell Financial, Inc.                               25,400        1,138,238
                                                                  ------------------
                                                                      20,314,299
                                                                  ------------------
  Insurance (2.4%)
  American International Group, Inc.                     81,200        7,957,600
                                                                  ------------------
  Securities Brokers (1.6%)
  Charles Schwab Corp.                                  150,400        5,282,800
                                                                  ------------------
Industrial (2.9%)
  Electronic Components and Equipment (1.3%)
  Solectron Corp. *                                      95,150        4,186,600
                                                                  ------------------
  Diversified (1.6%)
  General Electric Company                               60,300        3,305,193
  Tyco International Group SA ADR                        33,800        1,916,038
                                                                  ------------------
                                                                       5,221,231
                                                                  ------------------
Technology (44.8%)
  Advanced Medical Devices (1.5%)
  Guidant Corp. *                                        29,750        1,574,891
  Medtronic, Inc.                                        59,200        3,215,300
                                                                  ------------------
                                                                       4,790,191
                                                                  ------------------
  Aerospace/Defense (1.1%)
  General Dynamics Corp.                                 53,460        3,825,731
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Biotechnology (3.5%)
  Amgen, Inc. *                                         162,750   $    9,429,328
  Cephalon, Inc. *                                       38,500        2,057,344
                                                                  ------------------
                                                                      11,486,672
                                                                  ------------------
  Communications (9.3%)
  Amdocs, Ltd. *                                         55,000        3,564,687
  AT&T Corp. Liberty Media Class A *                    214,800        3,866,400
  Cisco Systems, Inc. *                                 188,300       10,144,663
  Nortel Networks Corp. ADR                             180,650        8,219,575
  QUALCOMM, Inc. *                                       73,460        4,782,935
                                                                  ------------------
                                                                      30,578,260
                                                                  ------------------
  Computers (11.3%)
  Ariba, Inc. *                                          81,100       10,249,012
  Commerce One, Inc. *                                   62,600        4,018,138
  EMC Corp. *                                            57,800        5,147,812
  Hewlett-Packard Company                                47,200        2,191,850
  Redback Networks, Inc. *                               16,300        1,734,931
  Sun Microsystems, Inc. *                              127,300       14,114,388
                                                                  ------------------
                                                                      37,456,131
                                                                  ------------------
  Diversified (0.7%)
  CNET Networks, Inc. *                                  23,500          738,782
  Exodus Communications *                                48,500        1,627,781
                                                                  ------------------
                                                                       2,366,563
                                                                  ------------------
  Semiconductors (5.9%)
  Altera Corp. *                                        155,600        6,369,875
  Broadcom Corp. Class A *                               38,000        8,450,250
  Texas Instruments, Inc.                                40,850        2,004,203
  Vitesse Semiconductor Corp. *                          36,800        2,573,700
                                                                  ------------------
                                                                      19,398,028
                                                                  ------------------
  Software (11.5)
  America Online, Inc. *                                146,600        7,393,038
  BEA Systems, Inc. *                                    61,000        4,376,750
  i2 Technologies, Inc. *                                54,490        9,263,300
  Oracle Corp. *                                        195,400        6,448,200
  Phone.com, Inc. *                                      92,500        8,562,031
  Vitria Technology, Inc. *                              50,000        1,343,750
  Yahoo!, Inc. *                                          9,900          580,388
                                                                  ------------------
                                                                      37,967,457
                                                                  ------------------
Utilities (1.5%)
  Electric (1.2%)
  Calpine Corp. *                                        27,650        2,182,622
  Duke Energy Corp.                                      20,000        1,728,750
                                                                  ------------------
                                                                       3,911,372
                                                                  ------------------
  Telephone (0.3%)
  McLeodUSA, Inc. Class A *                              57,000        1,097,250
                                                                  ------------------
TOTAL COMMON STOCK (COST $251,647,309)                               264,726,888
                                                                  ------------------
CONVERTIBLE PREFERRED STOCK (2.1%)
Technology
  Diversified
  Nokia Corp. OY ADR (cost $6,073,736)                  159,900        6,835,725
                                                                  ------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               66

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE GROWTH

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (17.0%)
Commercial Paper (15.2%)
  Albertson's, Inc. 6.530% 11-17-2000             $  10,000,000   $    9,970,978
  Alliant Energy Resources, Inc. 6.480%
   11-15-2000                                         1,500,000        1,496,220
  ANC Rental Corp. 6.520% 11-16-2000                  5,000,000        4,986,417
  AT&T Corp. 6.540% 11-21-2000                       10,000,000        9,963,667
  Caisse Centrale Desjardins du Quebec 6.470%
   11-30-2000                                         5,000,000        4,973,940
  Consolidated Natural Gas Company 6.550%
   11-30-2000                                         3,000,000        2,984,171
  Countrywide Home Loans, Inc. 6.520%
   11-21-2000                                         5,000,000        4,981,889
  Florida Power & Light Company 6.480%
   11-7-2000                                          3,000,000        2,996,760
  Salomon Smith Barney, Inc. 6.500% 11-20-2000        8,000,000        7,972,555
                                                                  ------------------
                                                                      50,326,597
                                                                  ------------------
Repurchase Agreements (0.0%)
  State Street Bank & Trust ***
    3.500% Repurchase Agreement dated 10-31-2000 to be
    repurchased at $74,621 on 11-1-2000               74,614              74,614
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
Time Deposit (1.8%)
  State Street Bank & Trust Eurodollar Time
   Deposit
    6.000% 11-1-2000                              $   5,800,000   $    5,800,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $56,201,211)                        56,201,211
                                                                  ------------------
TOTAL INVESTMENTS (99.3%) (COST $313,922,256)                        327,763,824
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)                           2,464,510
                                                                  ------------------
NET ASSETS (100.0%)                                               $  330,228,334
                                                                  ==================


                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              67

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE DIVIDEND GROWTH

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (94.0%)
Basic Materials (2.0%)
  Chemicals (0.2%)
  E.I. du Pont de Nemours and Company                       900   $       40,838
                                                                  ------------------
  Other Non-ferrous (0.5%)
  Phelps Dodge Corp.                                      1,600           74,800
                                                                  ------------------
  Paper Products (0.9%)
  Kimberly-Clark Corp.                                    2,400          158,400
                                                                  ------------------
  Precious Metals (0.4%)
  Newmont Mining Corp.                                    4,800           65,100
                                                                  ------------------
Consumer, Cyclical (9.4%)
  Advertising (1.5%)
  Omnicom Group, Inc.                                     2,800          258,300
                                                                  ------------------
  Broadcasting (1.2%)
  Comcast Corp. Class A *                                 3,100          126,325
  The McGraw-Hill Companies                               1,200           77,025
                                                                  ------------------
                                                                         203,350
                                                                  ------------------
  Casinos (0.2%)
  MGM Mirage                                                850           29,378
                                                                  ------------------
  Entertainment (1.1%)
  Walt Disney Company                                     5,000          179,063
                                                                  ------------------
  Home Construction (0.3%)
  Valspar Corp.                                           2,200           60,081
                                                                  ------------------
  Lodging (0.9%)
  Archstone Communities Trust                             6,900          162,581
                                                                  ------------------
  Publishing (0.5%)
  Tribune Company                                         2,400           88,950
                                                                  ------------------
  Retailers - Broadline (2.6%)
  Family Dollar Stores, Inc.                             12,700          246,856
  Target Corp.                                            6,800          187,850
                                                                  ------------------
                                                                         434,706
                                                                  ------------------
  Retailers - Specialty (0.8%)
  Home Depot, Inc.                                        1,100           47,300
  Lowe's Companies, Inc.                                  1,900           86,806
                                                                  ------------------
                                                                         134,106
                                                                  ------------------
  Toys (0.3%)
  Hasbro, Inc.                                            4,400           47,300
                                                                  ------------------
Consumer, Non-Cyclical (17.8%)
  Beverages (1.8%)
  PepsiCo, Inc.                                           4,680          226,688
  The Coca-Cola Company                                   1,200           72,450
                                                                  ------------------
                                                                         299,138
                                                                  ------------------
  Consumer Services (1.8%)
  C.H. Robinson Worldwide, Inc.                           1,400           76,563
  Expeditors International of Washington, Inc.            1,400           72,625
  Viad Corp.                                              7,000          149,625
                                                                  ------------------
                                                                         298,813
                                                                  ------------------
  Cosmetics (0.6%)
  The Gillette Company                                    2,800           97,650
                                                                  ------------------
  Food - Other (2.4%)
  General Mills, Inc.                                     2,500          104,375
  McCormick & Company, Inc.                               5,400          171,113
  Quaker Oats Company                                     1,700          138,656
                                                                  ------------------
                                                                         414,144
                                                                  ------------------
  Household Products (0.5%)
  Colgate-Palmolive Company                               1,300           76,387
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Medical Supplies (3.0%)
  Abbott Laboratories, Inc.                               2,900   $      153,156
  American Home Products Corp.                            5,600          355,600
                                                                  ------------------
                                                                         508,756
                                                                  ------------------
  Pharmaceuticals (7.7%)
  Bristol-Myers Squibb Company, Inc.                      2,200          134,063
  CVS Corp.                                               4,100          217,044
  Johnson & Johnson                                       1,200          110,550
  Merck and Company, Inc.                                 1,900          170,881
  Pfizer, Inc.                                           11,287          487,457
  Schering Plough Corp.                                   3,600          186,075
                                                                  ------------------
                                                                       1,306,070
                                                                  ------------------
Energy (8.4%)
  Oil Companies - Major (7.4%)
  Amerada Hess Corp.                                      2,100          130,200
  BP Amoco PLC ADR                                        3,300          168,094
  Chevron Corp.                                           2,400          197,100
  Exxon Mobil Corp.                                       4,448          396,706
  Royal Dutch Petroleum Company NYRS                      4,300          255,313
  Texaco, Inc.                                            1,700          100,406
                                                                  ------------------
                                                                       1,247,819
                                                                  ------------------
  Oil Companies - Secondary (1.0%)
  Baker Hughes, Inc.                                      4,900          168,437
                                                                  ------------------
Financial (29.7%)
  Banks (2.4%)
  Bank of New York Company, Inc.                          5,700          328,106
  Chase Manhattan Corp.                                   1,700           77,350
                                                                  ------------------
                                                                         405,456
                                                                  ------------------
  Diversified (10.2%)
  American General Corp.                                  2,200          177,100
  Associates First Capital Corp. Class A                  3,100          115,088
  Bank of America Corp.                                   1,270           61,039
  Citigroup, Inc.                                         8,893          467,994
  Equifax, Inc.                                           3,400          117,300
  First Data Corp.                                        2,800          140,350
  Marsh & McLennan Companies, Inc.                        1,100          143,825
  Mellon Financial Corp.                                  6,100          294,325
  Wells Fargo & Company                                   4,500          208,406
                                                                  ------------------
                                                                       1,725,427
                                                                  ------------------
  Insurance (3.0%)
  ACE, Ltd.                                               5,600          219,800
  CIGNA Corp.                                             2,300          280,485
                                                                  ------------------
                                                                         500,285
                                                                  ------------------
  Real Estate (7.7%)
  Arden Realty, Inc.                                      3,500           84,000
  Cousins Properties, Inc.                                6,450          167,700
  Duke-Weeks Realty Corp.                                 6,962          164,912
  Reckson Associates Realty Corp.                         7,200          162,900
  Starwood Hotels & Resorts Worldwide, Inc.               7,000          207,375
  Vornado Realty Trust                                    4,600          160,137
  XL Capital, Ltd. Class A                                4,500          345,938
                                                                  ------------------
                                                                       1,292,962
                                                                  ------------------
  Securities Brokers (2.6%)
  Morgan Stanley, Dean Witter, Discover and
   Company                                                  700           56,219
  Waddell & Reed Financial, Inc. Class B                 12,330          385,312
                                                                  ------------------
                                                                         441,531
                                                                  ------------------
  United States Government Agencies (3.8%)
  Federal Home Loan Mortgage Corp.                        6,600          396,000
  Federal National Mortgage Association                   3,300          254,100
                                                                  ------------------
                                                                         650,100
                                                                  ------------------


IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               68

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE DIVIDEND GROWTH

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
Independent (1.2%)
  Conglomerate
  Philip Morris Companies, Inc.                           5,600   $      205,100
                                                                  ------------------
Industrial (6.2%)
  Building Materials (0.7%)
  Masco Corp.                                             6,300          117,731
                                                                  ------------------
  Electronic Components and Equipment (0.8%)
  Analogic Corp.                                          2,500           88,281
  Solectron Corp. *                                       1,000           44,000
                                                                  ------------------
                                                                         132,281
                                                                  ------------------
  Diversified (4.1%)
  General Electric Company                                4,450          243,916
  Pall Corp.                                              6,300          135,844
  ProLogis Trust                                          8,500          178,500
  Tyco International Group SA ADR                         2,300          130,381
                                                                  ------------------
                                                                         688,641
                                                                  ------------------
  Railroads (0.6%)
  Union Pacific Corp.                                     2,300          107,813
                                                                  ------------------
Technology (16.9%)
  Aerospace/Defense (1.8%)
  Honeywell International, Inc.                           2,400          129,150
  United Technologies Corp.                               2,500          174,531
                                                                  ------------------
                                                                         303,681
                                                                  ------------------
  Biotechnology (1.3%)
  Pharmacia Corp.                                         3,842          211,310
                                                                  ------------------
  Communications (5.7%)
  Cisco Systems, Inc. *                                   1,000           53,876
  Motorola, Inc.                                          2,300           57,356
  Nortel Networks Corp. ADR                               3,400          154,700
  SBC Communications, Inc.                                4,300          248,056
  Verizon Communications                                  3,438          198,759
  Vodafone Group PLC ADR                                  3,500          148,969
  WorldCom, Inc. *                                        4,600          109,250
                                                                  ------------------
                                                                         970,966
                                                                  ------------------
  Computers (2.0%)
  Dell Computer Corp. *                                   5,300          156,350
  Hewlett-Packard Company                                 3,800          176,463
                                                                  ------------------
                                                                         332,813
                                                                  ------------------
  Diversified (0.7%)
  JDS Uniphase Corp. *                                      300           24,413
  Teleflex, Inc.                                          2,800           96,775
                                                                  ------------------
                                                                         121,188
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Semiconductors (1.9%)
  Applied Materials, Inc. *                               2,000   $      106,250
  Intel Corp.                                               300           13,500
  Linear Technology Corp.                                 1,400           90,388
  SDL, Inc. *                                               100           25,925
  Texas Instruments, Inc.                                 1,700           83,406
                                                                  ------------------
                                                                         319,469
                                                                  ------------------
  Software (3.5%)
  America Online, Inc. *                                  2,300          115,989
  Automatic Data Processing, Inc.                         3,400          222,063
  BMC Software, Inc. *                                    2,200           44,687
  Microsoft Corp. *                                       3,100          213,513
                                                                  ------------------
                                                                         596,252
                                                                  ------------------
Utilities (2.4%)
  Electric (1.1%)
  TECO Energy, Inc.                                       6,870          191,501
                                                                  ------------------
  Telephone (1.3%)
  ALLTEL Corp.                                            3,300          212,643
                                                                  ------------------
TOTAL COMMON STOCK (COST $14,447,059)                                 15,881,317
                                                                  ------------------
CONVERTIBLE PREFERRED STOCK (0.5%)
Technology
  Diversified
  Nokia Corp. OY ADR (cost $87,682)                       2,100           89,775
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (5.2%)
Commercial Paper (3.7%)
  General Electric Capital Corp. 6.510%
   11-29-2000                                     $     150,000   $      149,244
  Metlife Funding, Inc. 6.470% 11-16-2000               125,000          124,663
  Motorola Credit Corp. 6.490% 11-22-2000               350,000          348,675
                                                                  ------------------
                                                                         622,582
                                                                  ------------------
Other Short-Term Securities (1.5%)
  SSgA Money Market Fund
    7-day yield of 6.290% 11-1-2000                     249,000          249,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $871,578)                              871,582
                                                                  ------------------
TOTAL INVESTMENTS (99.7%) (COST $15,406,319)                          16,842,674
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)                              57,427
                                                                  ------------------
NET ASSETS (100.0%)                                               $   16,900,101
                                                                  ==================


                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              69

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (97.4%)
Basic Materials (1.2%)
  Chemicals (1.1%)
  Cabot Corp.                                               900   $       19,800
  Cabot Microelectronics Corp. *                          1,373           60,669
  Cambrex Corp.                                           1,300           51,919
  OM Group, Inc.                                          1,400           64,750
  Spartech Corp.                                          2,500           38,594
                                                                  ------------------
                                                                         235,732
                                                                  ------------------
  Mining - Diversified (0.1%)
  Stillwater Mining Company *                               700           20,300
                                                                  ------------------
Consumer, Cyclical (11.5%)
  Advertising (1.6%)
  Catalina Marketing Corp. *                              1,300           51,025
  DoubleClick, Inc. *                                     1,200           19,500
  Getty Images, Inc. *                                    1,900           60,325
  Harte-Hanks, Inc.                                       1,400           30,975
  Insight Enterprises, Inc. *                               900           29,250
  Lamar Advertising Company *                               800           38,400
  True North Communications, Inc.                         1,800           67,838
  Valassis Communications, Inc. *                           800           22,200
                                                                  ------------------
                                                                         319,513
                                                                  ------------------
  Airlines (0.5%)
  Mesaba Holdings, Inc. *                                 3,400           36,763
  SkyWest, Inc.                                             900           45,450
  Triumph Group, Inc. *                                     500           17,000
                                                                  ------------------
                                                                          99,213
                                                                  ------------------
  Auto Parts and Equipment (0.3%)
  O'Reilly Automotive, Inc. *                             3,600           64,800
                                                                  ------------------
  Broadcasting (1.0%)
  Citadel Communications Corp. *                          1,500           18,187
  Cox Radio, Inc. Class A *                               2,500           56,875
  Entercom Communications Corp. *                         1,200           47,025
  Pegasus Communications Corp. *                            400           14,225
  Radio One, Inc. *                                       4,100           32,786
  Westwood One, Inc. *                                    1,500           28,406
                                                                  ------------------
                                                                         197,504
                                                                  ------------------
  Clothing/Fabric (1.1%)
  Fossil, Inc. *                                          2,125           27,758
  Men's Wearhouse, Inc. *                                 3,800          111,150
  Quiksilver, Inc. *                                      4,550           87,019
                                                                  ------------------
                                                                         225,927
                                                                  ------------------
  Consumer Electronics (0.4%)
  Ethan Allen Interiors, Inc.                               600           17,550
  Harman International Industries, Inc.                   1,000           48,000
  Rent-Way, Inc. *                                        1,700            8,606
                                                                  ------------------
                                                                          74,156
                                                                  ------------------
  Entertainment (0.2%)
  Imax Corp. *                                            2,200           10,725
  International Speedway Corp.                            1,100           35,338
                                                                  ------------------
                                                                          46,063
                                                                  ------------------
  Footwear (0.2%)
  AnnTaylor Stores Corp. *                                1,200           36,000
                                                                  ------------------
  Home Construction (0.1%)
  Kaufman and Broad Home Corp.                              500           14,875
                                                                  ------------------
  Home Furnishings (0.0%)
  Furniture Brands International, Inc. *                    600           10,125
                                                                  ------------------
  Lodging (0.0%)
  LodgeNet Entertainment Corp. *                            500            8,781
                                                                  ------------------
  Publishing (0.2%)
  Scholastic Corp. *                                        500           40,000
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Recreation Products - Other (0.1%)
  The Topps Company, Inc. *                               3,200   $       28,900
                                                                  ------------------
  Restaurants (1.0%)
  BUCA, Inc. *                                              700           10,937
  CEC Entertainment, Inc. *                               2,400           76,500
  P.F. Chang's China Bistro, Inc. *                       1,000           41,000
  RARE Hospitality International, Inc. *                    900           20,925
  Sonic Corp. *                                           1,400           51,100
                                                                  ------------------
                                                                         200,462
                                                                  ------------------
  Retailers - Apparel (1.9%)
  G&K Services, Inc.                                        600           16,575
  Kenneth Cole Productions, Inc. Class A *                1,850           84,059
  Neiman Marcus Group, Inc. *                             1,800           66,825
  Pacific Sunwear of California, Inc. *                   1,300           26,650
  Ross Stores, Inc.                                       2,700           35,606
  The Talbots, Inc.                                         800           63,250
  The Timberland Company Class A *                        1,300           67,113
  Vans, Inc. *                                            2,600           33,638
                                                                  ------------------
                                                                         393,716
                                                                  ------------------
  Retailers - Broadline (0.7%)
  Cost Plus, Inc. *                                       2,000           56,000
  Dollar Tree Stores, Inc. *                              1,300           50,863
  Family Dollar Stores, Inc.                              1,500           29,156
                                                                  ------------------
                                                                         136,019
                                                                  ------------------
  Retailers - Specialty (2.0%)
  Group 1 Automotive, Inc. *                              2,500           24,844
  Linens 'n Things, Inc. *                                  700           21,525
  Mettler-Toledo International, Inc. *                    2,100           98,044
  MSC Industrial Direct Company, Inc. Class A
   *                                                        800           11,900
  SCP Pool Corp. *                                        2,950           76,331
  Tweeter Home Entertainment Group, Inc. *                1,500           36,094
  USinternetworking, Inc. *                               3,025            6,995
  Watsco, Inc.                                            3,600           33,912
  Whitehall Jewellers, Inc. *                             2,300           18,400
  Williams-Sonoma, Inc. *                                 2,000           41,625
  Zale Corp. *                                            1,200           40,650
                                                                  ------------------
                                                                         410,320
                                                                  ------------------
  Toys (0.2%)
  JAKKS Pacific, Inc. *                                   4,700           41,419
                                                                  ------------------
Consumer, Non-Cyclical (15.0%)
  Consumer Services (5.1%)
  A.C. Nielsen Corp. *                                    1,900           45,481
  Avis Rent A Car, Inc. *                                 1,100           32,862
  Bright Horizons Family Solutions, Inc. *                2,000           50,000
  C.H. Robinson Worldwide, Inc.                           1,800           98,438
  Casey's General Stores, Inc.                            1,800           22,500
  DeVry, Inc. *                                           1,700           62,794
  Diamond Technology Partners, Inc. *                     1,900           84,787
  E.piphany, Inc. *                                         300           27,038
  Expeditors International of Washington, Inc.              800           41,500
  Heidrick & Struggles International, Inc. *              1,700          105,081
  Iron Mountain, Inc. *                                   1,500           50,719
  Learning Tree International, Inc. *                     2,000           90,500
  META Group, Inc. *                                      2,300           22,138
  Metris Companies, Inc.                                  1,450           46,944
  Plexus Corp. *                                          2,600          163,962
  Professional Staff ADR *                                  400            2,150
  PurchasePro.com, Inc. *                                 1,400           37,800
  Spherion Corp. *                                          200            2,375
  Teletech Holdings, Inc. *                               2,100           58,275
  The Profit Recovery Group International,
   Inc.                                                     800            4,300
                                                                  ------------------
                                                                       1,049,644
                                                                  ------------------
  Food - Other (0.1%)
  Dreyer's Grand Ice Cream, Inc.                          1,000           24,625
                                                                  ------------------


IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               70
                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
Consumer, Non-Cyclical (continued)
  Food Retailers (0.2%)
  Performance Food Group Company *                          400   $       16,200
  Smithfield Foods, Inc. *                                  400           11,475
  Wild Oats Markets, Inc. *                                 600            3,788
                                                                  ------------------
                                                                          31,463
                                                                  ------------------
  Healthcare (3.8%)
  Express Scripts, Inc. Class A *                           500           33,594
  First Health Group Corp. *                              1,600           62,400
  Hooper Holmes, Inc.                                     5,300           50,297
  Incyte Genomics, Inc. *                                 2,500           91,562
  KV Pharmaceutical Company Class A *                     2,000           77,875
  LifePoint Hospitals, Inc. *                             2,600          100,750
  National Data Corp.                                       350           13,344
  Neurocrine Biosciences, Inc. *                          1,700           65,875
  Province Healthcare Company *                           3,200          134,800
  Tanox, Inc. *                                             900           33,525
  Theragenics Corp. *                                     1,200            5,625
  Universal Health Services, Inc. Class B *               1,400          117,425
                                                                  ------------------
                                                                         787,072
                                                                  ------------------
  Household Products (0.2%)
  Mohawk Industries, Inc. *                               1,700           37,081
                                                                  ------------------
  Medical Supplies (2.0%)
  ICU Medical, Inc. *                                     1,600           40,000
  Lincare Holdings, Inc. *                                2,300           96,744
  Mentor Corp.                                            4,700           82,838
  Patterson Dental Company *                              2,900           90,806
  PolyMedica Corp. *                                      1,300           74,750
  Sybron International Corp. *                            1,300           32,175
                                                                  ------------------
                                                                         417,313
                                                                  ------------------
  Pharmaceuticals (3.6%)
  Advance ParadigM, Inc. *                                2,100          102,637
  Alpharma, Inc.                                            900           34,931
  Andrx Group *                                             900           64,800
  Cubist Pharmaceuticals, Inc. *                            700           30,078
  Duane Reade, Inc. *                                       700           20,431
  Forest Laboratories, Inc. *                               400           53,000
  Gilead Sciences, Inc. *                                   400           34,400
  King Pharmaceuticals, Inc. *                            3,062          137,216
  Omnicare, Inc.                                          2,800           49,000
  Priority Healthcare Corp. Class B *                       800           43,000
  Shire Pharmaceuticals Group PLC ADS *                   1,821          114,495
  Triangle Pharmaceuticals, Inc. *                        3,800           31,944
  ViroPharma, Inc. *                                        800           18,700
                                                                  ------------------
                                                                         734,632
                                                                  ------------------
Energy (4.0%)
  Oil Companies - Major (1.1%)
  Cabot Oil & Gas Corp.                                   3,900           76,538
  Louis Dreyfus Natural Gas Corp. *                       2,000           64,125
  Tom Brown, Inc. *                                       4,200           96,075
                                                                  ------------------
                                                                         236,738
                                                                  ------------------
  Oil Drilling (1.5%)
  Barrett Resources Corp. *                               3,200          116,400
  Marine Drilling Company, Inc. *                         4,300          102,662
  Noble Affiliates, Inc.                                    500           18,344
  Patterson Energy, Inc. *                                2,600           73,125
                                                                  ------------------
                                                                         310,531
                                                                  ------------------
  Oilfield Equipment and Services (1.4%)
  B.J. Services Company *                                   400           20,975
  Cal Dive International, Inc. *                            900           44,775
  National-Oilwell, Inc.                                  2,000           58,500
  Smith International, Inc. *                               800           56,400
  UTI Energy Corp. *                                      5,000          100,313
                                                                  ------------------
                                                                         280,963
                                                                  ------------------
Financial (6.9%)
  Banks (2.1%)
  Bank United Corp. Class A                               1,200           68,025
  City National Corp.                                     1,350           46,406

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Banks (continued)
  Commerce Bancorp, Inc.                                  1,625   $       98,414
  Community First Bankshares, Inc.                        2,900           44,950
  National Commerce Bancorp                               1,100           23,375
  Southwest Bancorp of Texas, Inc. *                      2,300           83,950
  Sterling Bancshares, Inc.                               3,500           60,156
                                                                  ------------------
                                                                         425,276
                                                                  ------------------
  Diversified (1.4%)
  AmeriCredit Corp. *                                     1,900           51,062
  Heller Financial, Inc.                                    418           12,227
  Investors Financial Services Corp.                        700           50,181
  NCO Group, Inc. *                                       2,500           54,687
  Radian Group, Inc.                                      1,709          121,125
                                                                  ------------------
                                                                         289,282
                                                                  ------------------
  Insurance (1.0%)
  Annuity and Life Re (Holdings), Ltd.                      600           16,537
  Brown & Brown, Inc.                                       600           19,500
  Nationwide Financial Services, Inc.                       700           34,037
  PMI Group, Inc.                                           800           59,100
  Protective Life Corp.                                   1,100           25,438
  StanCorp Financial Group, Inc.                          1,200           48,900
                                                                  ------------------
                                                                         203,512
                                                                  ------------------
  Real Estate (0.4%)
  Apartment Investment and Management Company Class A       950           43,403
  Catellus Development Corp. *                            2,100           38,194
                                                                  ------------------
                                                                          81,597
                                                                  ------------------
  Securities Brokers (2.0%)
  Affiliated Managers Group, Inc. *                       2,100          126,262
  Investment Technology Group, Inc. *                     3,000          108,000
  Legg Mason, Inc.                                        1,100           57,131
  Waddell & Reed Financial, Inc. Class A                  3,650          116,344
                                                                  ------------------
                                                                         407,737
                                                                  ------------------
Industrial (11.2%)
  Air Freight (0.3%)
  EGL, Inc. *                                             2,500           71,250
                                                                  ------------------
  Building Materials (0.1%)
  Carlisle Companies, Inc.                                  700           29,137
                                                                  ------------------
  Electronic Components and Equipment (8.7%)
  Alpha Industries, Inc. *                                2,800          111,650
  Amphenol Corp. Class A *                                1,400           89,950
  Applied Micro Circuits Corp. *                          1,343          102,556
  Artesyn Technologies, Inc. *                            3,200          130,000
  Cohu, Inc.                                              1,600           25,300
  CTS Corp.                                               1,200           51,525
  Dionex Corp. *                                          2,750           89,203
  Exar Corp. *                                            2,100           93,844
  F.Y.I., Inc. *                                          2,200           88,275
  Gentex Corp. *                                          1,100           27,225
  Hi/fn, Inc. *                                             900           55,575
  L-3 Communications Holdings, Inc. *                     2,400          158,250
  LTX Corp. *                                             2,700           37,800
  Pentair, Inc.                                           2,600           77,513
  Pericom Semiconductor Corp. *                           3,300           87,450
  Power-One, Inc. *                                       1,300           92,219
  Powerwave Technologies, Inc. *                          3,000          144,375
  Sawtek, Inc. *                                          1,600           81,400
  Supertex, Inc. *                                          300            8,512
  Symbol Technologies, Inc.                                 500           22,719
  Technitrol, Inc.                                        1,200          133,050
  Three-Five Systems, Inc. *                                450           15,525
  Varian Semiconductor Equipment Associates, Inc. *       2,400           55,200
                                                                  ------------------
                                                                       1,779,116
                                                                  ------------------
  Heavy Construction (0.2%)
  Simpson Manufacturing Company, Inc. *                     800           34,100
                                                                  ------------------
  Heavy Machinery (0.1%)
  Terex Corp. *                                           1,200           14,775
                                                                  ------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              71

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
Industrial (continued)
  Diversified (0.1%)
  Maverick Tube Corp. *                                   1,900   $       29,569
                                                                  ------------------
  Other Industrial Services (0.9%)
  Dycom Industries, Inc. *                                2,425           91,241
  Manpower, Inc.                                          1,400           48,737
  Tetra Tech, Inc. *                                      1,400           48,650
                                                                  ------------------
                                                                         188,628
                                                                  ------------------
  Pollution Control (0.2%)
  Catalytica, Inc. *                                      2,550           34,266
                                                                  ------------------
  Trucking (0.6%)
  Forward Air Corp. *                                     2,200           90,475
  Swift Transportation Company, Inc. *                    1,100           15,675
  USFreightways, Inc.                                       400           10,300
                                                                  ------------------
                                                                         116,450
                                                                  ------------------
Technology (47.1%)
  Advanced Medical Devices (1.9%)
  Datascope Corp.                                         2,500           86,563
  DENTSPLY International, Inc.                            1,000           34,687
  ResMed, Inc. *                                          3,600           91,800
  Techne Corp. *                                          1,400          157,850
  Zoll Medical Corp. *                                      400           19,825
                                                                  ------------------
                                                                         390,725
                                                                  ------------------
  Aerospace/Defense (0.4%)
  REMEC, Inc. *                                           2,100           62,606
  The Titan Corp. *                                       1,000           13,375
                                                                  ------------------
                                                                          75,981
                                                                  ------------------
  Biotechnology (5.9%)
  Affymetrix, Inc. *                                        400           22,150
  Aurora Biosciences Corp. *                              1,200           73,125
  Cell Genesys, Inc. *                                      400            9,225
  Cephalon, Inc. *                                        1,324           71,000
  Collateral Therapeutics, Inc. *                         1,000           25,281
  CYTYC Corp. *                                           2,200          130,625
  Enzo Biochem, Inc. *                                      800           30,800
  Enzon, Inc. *                                           1,900          135,375
  Human Genome Sciences, Inc. *                             800           70,712
  ImClone Systems, Inc. *                                   200           10,938
  Inhale Therapeutic Systems, Inc. *                      2,500          124,375
  Invitrogen Corp. *                                      1,700          129,306
  Lynx Therapeutics, Inc. *                                 600           10,500
  Molecular Devices Corp. *                                 400           27,350
  Myraid Genetics, Inc. *                                   800           96,000
  Protein Design Labs, Inc. *                               800          108,063
  Serologicals Corp. *                                    4,400           29,700
  Transkaryotic Therapies, Inc. *                           500           18,625
  Trimeris, Inc. *                                          700           49,525
  Vical, Inc. *                                           1,500           31,875
                                                                  ------------------
                                                                       1,204,550
                                                                  ------------------
  Communications (7.2%)
  Adaptive Broadband Corp. *                                800           12,850
  Advanced Fibre Communications *                         1,100           35,819
  AirGate PCS, Inc. *                                     1,000           38,875
  American Tower Corp. Class A *                            500           20,469
  Andrew Corp. *                                          1,600           42,100
  AT&T Canada, Inc. *                                       900           27,844
  AudioCodes, Ltd. *                                      1,800           71,212
  CapRock Communications Corp. *                          1,000            7,125
  Carrier Access Corp. *                                    500            6,250
  Ceragon Networks, Ltd.                                  1,100           13,750
  Com21, Inc. *                                           2,400           25,950
  CommScope, Inc. *                                       1,800           45,562
  Concord Communications, Inc. *                          1,500           11,625
  Copper Mountain Networks, Inc. *                        1,400           16,013
  Crown Castle International Corp. *                      1,100           33,344
  Ditech Communications Corp. *                             800           27,550
  Emmis Communications Corp. Class A *                    2,800           74,900
  Floware Wireless Systems, Ltd. *                        1,100           15,056

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Communications (continued)
  Gilat Satellite Networks, Ltd. *                          600   $       30,713
  Insight Communications Company, Inc. *                  1,300           18,038
  IntraNet Solutions, Inc. *                              1,800           83,700
  Millicom International Cellular SA ADR *                1,300           39,975
  Natural MicroSystems Corp. *                            2,300          103,931
  Pinnacle Holdings, Inc. *                               2,500           39,375
  Plantronics, Inc. *                                     2,800          127,750
  Polycom, Inc. *                                         2,800          182,000
  Price Communications Corp. *                            3,100           67,037
  Regent Communications, Inc. *                           5,400           32,400
  SpectraSite Holdings, Inc. *                            1,800           35,550
  Terayon Communications Systems, Inc. *                    200            4,475
  Time Warner Telecom, Inc. Class A *                     1,200           71,550
  ViaSat, Inc. *                                          1,200           26,400
  Western Wireless Corp. *                                1,800           85,500
                                                                  ------------------
                                                                       1,474,688
                                                                  ------------------
  Computers (4.5%)
  Advanced Digital Information Corp. *                      600            7,800
  BackWeb Technologies, Ltd. *                            3,200           28,600
  ChoicePoint, Inc. *                                     1,300           66,544
  Cobalt Networks, Inc. *                                   600           33,075
  Commerce One, Inc. *                                      340           21,824
  Concurrent Computer Corp. *                             1,200           21,150
  Echelon Corp. *                                           500           15,875
  eLoyalty Corp. *                                        3,100           29,837
  Extended Systems, Inc.                                    400           15,600
  Fair, Isaac and Company, Inc.                             300           12,300
  FirePond, Inc. *                                        1,200            9,600
  GoTo.com, Inc. *                                        1,000           14,187
  HomeStore.com, Inc. *                                     900           30,600
  InterVoice, Inc. *                                      1,900           18,584
  Jack Henry & Associates, Inc.                           1,700           93,500
  Mercury Computer Systems, Inc. *                        1,800           55,800
  Netegrity, Inc. *                                       1,850          144,300
  Pixar, Inc. *                                             900           29,700
  Rare Medium Group, Inc. *                                 900            4,163
  Register.com, Inc. *                                    2,800           19,600
  SanDisk Corp. *                                         1,200           64,481
  Silicon Storage Technology, Inc. *                      2,900           65,975
  Teradyne, Inc. *                                          200            6,250
  Turnstone Systems, Inc. *                               1,500           31,875
  Verity, Inc. *                                          2,200           51,700
  Xircom, Inc. *                                          1,700           24,013
                                                                  ------------------
                                                                         916,933
                                                                  ------------------
  Diversified (4.3%)
  APA Optics, Inc. *                                      1,500           16,500
  Avocent Corp. *                                         1,800          127,687
  C-COR.net Corp. *                                       1,000           15,625
  Coherent, Inc. *                                        1,200           41,775
  Emulex Corp. *                                            600           88,125
  Harmonic, Inc. *                                        3,871           56,130
  Jabil Circuit, Inc. *                                     400           22,825
  JDS Uniphase Corp. *                                      400           32,550
  NEON Communications, Inc. *                             1,800           21,712
  Newport Corp.                                             200           22,841
  NVIDIA Corp. *                                            500           31,070
  Oplink Communications, Inc.                               900           21,937
  Optimal Robotics Corp. *                                  800           26,900
  Osicom Technologies, Inc. *                               400           12,800
  Quanta Services, Inc. *                                 1,750           54,359
  Radiant Systems, Inc. *                                 1,650           30,422
  Retek, Inc. *                                             497           19,600
  SBS Technologies, Inc. *                                1,000           25,750
  SonicWALL, Inc. *                                       2,500           37,344
  Spectra-Physics Lasers, Inc. *                            400           14,125
  The BISYS Group, Inc. *                                 1,400           65,975
  Varian, Inc. *                                          2,000           61,625
  Western Mutiplex Corp. *                                1,900           26,838
                                                                  ------------------
                                                                         874,515
                                                                  ------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               72

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
Technology (continued)
  Industrial (4.4%)
  Anaren Microwave, Inc. *                                1,000   $      104,000
  Asyst Technologies, Inc. *                              2,500           37,500
  ATMI, Inc. *                                            5,500          103,812
  AXT, Inc. *                                               500           19,250
  Benchmark Electronics, Inc. *                             400           16,100
  Cognex Corp. *                                          2,000           67,000
  Cymer, Inc. *                                           1,700           42,500
  GlobeSpan, Inc. *                                         600           46,162
  Insituform Technologies, Inc. *                         4,000          142,750
  KEMET Corp. *                                           2,900           80,838
  Kopin Corp. *                                           2,700           38,138
  Macrovision Corp. *                                     1,200           87,450
  RSA Security, Inc. *                                    1,300           75,400
  Spectrian Corp. *                                       2,800           33,775
                                                                  ------------------
                                                                         894,675
                                                                  ------------------
  Office Equipment (0.7%)
  Proxim, Inc. *                                          2,600          157,625
                                                                  ------------------
  Semiconductors (5.9%)
  Alliance Semiconductor Corp. *                            700           14,000
  Applied Science and Technology, Inc. *                  1,100           15,812
  Cree, Inc. *                                              900           89,325
  Dallas Semiconductor Corp.                                600           23,775
  Integrated Silicon Solution, Inc. *                     3,900           52,163
  International Rectifier Corp. *                           900           40,162
  Lattice Semiconductor Corp. *                           3,800          110,912
  Micro Warehouse, Inc. *                                 2,200           99,550
  Microchip Technology, Inc. *                            2,150           67,994
  MIPS Technologies, Inc. *                                 800           32,100
  Novellus Systems, Inc. *                                  200            8,187
  PMC - Sierra, Inc. *                                      500           84,750
  QLogic Corp. *                                          1,333          128,968
  QuickLogic Corp. *                                        600            5,325
  S3, Inc. *                                              5,700           51,478
  Sanmina Corp. *                                           500           57,156
  Semtech Corp. *                                         2,400           77,400
  SIPEX Corp. *                                           1,100           43,313
  TranSwitch Corp. *                                      2,500          144,375
  TriQuint Semiconductor, Inc. *                          1,800           68,963
  Virata Corp. *                                            300            5,813
                                                                  ------------------
                                                                       1,221,521
                                                                  ------------------
  Software (11.9%)
  About.com, Inc. *                                         500           12,000
  Actuate Corp. *                                         3,500           98,656
  Advent Software, Inc. *                                   700           41,869
  Affiliated Computer Services, Inc. Class A *              800           44,550
  Allaire Corp. *                                         3,400           24,862
  Aspen Technology, Inc. *                                1,000           41,312
  BroadVision, Inc. *                                     1,300           38,675
  Clarus Corp. *                                            800            8,000
  Cognizant Technology Solutions Corp. *                    700           28,700
  Comverse Technology, Inc. *                               600           67,050
  Dendrite International, Inc. *                          1,450           31,537
  Electronic Arts, Inc. *                                   800           40,000
  Embarcadero Technologies, Inc. *                          900           54,394
  F5 Networks, Inc. *                                       300            9,300
  FactSet Research Systems, Inc.                          3,100          117,397

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Software (continued)
  HNC Software, Inc. *                                      400   $        8,125
  Hyperion Solutions Corp. *                              1,600           22,400
  Informatica Corp. *                                     1,300          122,850
  Inter-Tel, Inc.                                         1,600           18,500
  Interact Commerce Corp. *                               1,200           11,025
  Internet Security Systems, Inc. *                       1,100           97,075
  Jupiter Media Metrix, Inc.                                600            8,175
  Keane, Inc. *                                           2,400           31,200
  Keynote Systems, Inc. *                                 3,100           74,400
  Liberate Technologies *                                 2,400           45,750
  Macromedia, Inc. *                                      1,200           92,475
  Manugistics Group, Inc. *                               1,300          148,119
  Mercury Interactive Corp. *                               800           88,800
  Micromuse, Inc. *                                         400           67,875
  National Instruments Corp. *                            2,100           98,044
  NetIQ Corp. *                                           1,288          110,929
  Netopia, Inc. *                                           600            6,525
  Network Associates, Inc. *                              1,700           32,725
  Packeteer, Inc. *                                       2,400           59,700
  Peregrine Systems, Inc. *                               2,250           54,000
  Red Hat, Inc. *                                           600            7,500
  Remedy Corp. *                                          2,900           49,663
  SeaChange International, Inc. *                         1,000           22,000
  SERENA Software, Inc. *                                 1,800           91,575
  SignalSoft Corp. *                                        400           11,375
  Software.com, Inc. *                                      400           59,600
  Sybase, Inc. *                                          3,100           64,906
  Symantec Corp. *                                          600           23,438
  THQ, Inc. *                                             3,200           65,600
  WebTrends Corp. *                                       2,900           93,208
  Zebra Technologies Corp. Class A *                      1,600           70,100
  Zomax, Inc. *                                           2,700           16,369
                                                                  ------------------
                                                                       2,432,328
                                                                  ------------------
Utilities (0.5%)
  Electric (0.4%)
  Calpine Corp. *                                           900           71,044
                                                                  ------------------
  Telephone (0.1%)
  ITC DeltaCom, Inc. *                                    3,000           24,281
                                                                  ------------------
TOTAL COMMON STOCK (COST $19,799,295)                                 19,957,448
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.5%)
Commercial Paper (1.4%)
  Golden Funding Corp. 144A 6.520% 11-2-2000      $     300,000   $      299,946
Other Short-Term Securities (1.1%)
  SSgA Money Market Fund
   7-day yield of 6.290% 11-1-2000                      228,000          228,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $527,946)                              527,946
                                                                  --------------
TOTAL INVESTMENTS (99.9%) (COST $20,327,241)                          20,485,394
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                              10,858
                                                                  ------------------
NET ASSETS (100.0%)                                               $   20,496,252
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              73

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX PILGRIM BAXTER MID CAP GROWTH

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (89.4%)
Consumer, Cyclical (8.6%)
  Advertising (2.6%)
  Getty Images, Inc. *                                   62,800   $    1,993,900
  InfoSpace, Inc. *                                      89,000        1,791,125
                                                                  ------------------
                                                                       3,785,025
                                                                  ------------------
  Consumer Electronics (0.9%)
  RadioShack Corp.                                       23,300        1,389,263
                                                                  ------------------
  Retailers - Specialty (5.1%)
  Mettler-Toledo International, Inc. *                   81,500        3,805,031
  Tiffany & Company                                      40,700        1,737,381
  Zale Corp. *                                           60,200        2,039,275
                                                                  ------------------
                                                                       7,581,687
                                                                  ------------------
Consumer, Non-Cyclical (9.9%)
  Medical Supplies (0.6%)
  Biomet, Inc.                                           26,400          955,350
                                                                  ------------------
  Pharmaceuticals (9.3%)
  Andrx Group *                                          35,200        2,534,400
  Celgene Corp. *                                        64,900        4,177,938
  Medicis Pharmaceutical Corp. Class A *                 41,500        3,055,437
  Teva Pharmaceutical Industries, Ltd. ADS               67,800        4,008,675
                                                                  ------------------
                                                                      13,776,450
                                                                  ------------------
Energy (8.3%)
  Oil Drilling (6.2%)
  Diamond Offshore Drilling, Inc.                        41,500        1,434,344
  ENSCO International, Inc.                              89,800        2,985,850
  EOG Resources, Inc.                                    54,000        2,126,250
  Global Marine, Inc. *                                  35,200          932,800
  Santa Fe International Corp.                           50,300        1,835,950
                                                                  ------------------
                                                                       9,315,194
                                                                  ------------------
  Oilfield Equipment and Services (2.1%)
  B.J. Services Company *                                28,600        1,499,713
  Cooper Cameron Corp. *                                 29,700        1,618,650
                                                                  ------------------
                                                                       3,118,363
                                                                  ------------------
Financial (1.9%)
  Securities Brokers
  T. Rowe Price Associates, Inc.                         59,700        2,794,706
                                                                  ------------------
Industrial (6.4%)
  Electronic Components and Equipment
  Applied Micro Circuits Corp. *                         83,463        6,374,517
  APW, Ltd. *                                            38,700        1,787,456
  Celestica, Inc. ADR                                    19,100        1,372,813
                                                                  ------------------
                                                                       9,534,786
                                                                  ------------------
Technology (54.3%)
  Advanced Medical Devices (0.6%)
  Techne Corp. *                                          8,000          902,000
                                                                  ------------------
  Biotechnology (0.6%)
  Inhale Therapeutic Systems, Inc. *                     19,100          950,225
                                                                  ------------------
  Communications (7.6%)
  Advanced Fibre Communications *                        25,300          823,831
  AudioCodes, Ltd. *                                     35,000        1,384,688
  Ditech Communications Corp. *                          23,900          823,056
  Juniper Networks, Inc. *                               18,800        3,666,000
  Natural MicroSystems Corp. *                           34,000        1,536,375
  Polycom, Inc. *                                        35,600        2,314,000
  Tekelec *                                              23,100          850,369
                                                                  ------------------
                                                                      11,398,319
                                                                  ------------------
  Computers (12.5%)
  Ariba, Inc. *                                          30,100        3,803,887
  Check Point Software Technologies, Ltd. ADR            18,400        2,914,100

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Computers (continued)
  Commerce One, Inc. *                                   33,300   $    2,137,444
  Handspring, Inc.                                       19,000        1,373,938
  Redback Networks, Inc. *                               32,300        3,437,931
  SanDisk Corp. *                                        20,900        1,123,048
  VeriSign, Inc. *                                       28,662        3,783,384
                                                                  ------------------
                                                                      18,573,732
                                                                  ------------------
  Diversified (6.1%)
  C-COR.net Corp. *                                      25,300          395,313
  Emulex Corp. *                                         12,500        1,835,937
  Extreme Networks, Inc. *                               37,600        3,118,450
  Newport Corp.                                          29,700        3,391,833
  Oplink Communications, Inc.                            11,600          282,750
                                                                  ------------------
                                                                       9,024,283
                                                                  ------------------
  Industrial (3.1%)
  GlobeSpan, Inc. *                                      41,500        3,192,906
  ONI Systems Corp. *                                    16,900        1,369,956
                                                                  ------------------
                                                                       4,562,862
                                                                  ------------------
  Semiconductors (9.6%)
  Analog Devices, Inc. *                                 19,400        1,261,000
  Avanex Corp. *                                         13,200        1,340,625
  Credence Systems Corp. *                               44,000          825,000
  Finisar Corp. *                                        37,000        1,066,063
  Microchip Technology, Inc. *                           31,900        1,008,838
  MRV Communications, Inc. *                             70,100        2,768,950
  New Focus, Inc. *                                      14,700          933,450
  SDL, Inc. *                                             5,900        1,529,575
  TranSwitch Corp. *                                      7,100          410,025
  TriQuint Semiconductor, Inc. *                         54,900        2,103,355
  Virata Corp. *                                         52,100        1,009,438
                                                                  ------------------
                                                                      14,256,319
                                                                  ------------------
  Software (14.2%)
  Agile Software Corp. *                                 14,100        1,062,788
  Art Technology Group, Inc. *                           33,300        2,089,575
  BEA Systems, Inc. *                                    52,800        3,788,400
  Brocade Communications Systems, Inc. *                 17,900        4,070,012
  Mercury Interactive Corp. *                            16,500        1,831,500
  Micromuse, Inc. *                                      14,100        2,392,593
  Niku Corp. *                                           78,900        1,242,675
  Quest Software, Inc. *                                 23,100        1,009,181
  SmartForce PLC ADR                                     22,600        1,137,416
  Support.com, Inc. *                                     1,700           24,225
  Vitria Technology, Inc. *                              90,900        2,442,938
                                                                  ------------------
                                                                      21,091,303
                                                                  ------------------
TOTAL COMMON STOCK (COST $138,034,628)                               133,009,867
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (19.1%)
Repurchase Agreements (0.1%)
State Street Bank & Trust ***
  3.500% Repurchase Agreement dated 10-31-2000
  to be repurchased at $68,824 on 11-1-2000       $      68,817   $       68,817
                                                                  ------------------
Time Deposit (19.0%)
State Street Bank & Trust Eurodollar Time
 Deposit 6.000% 11-1-2000                            28,300,000       28,300,000
                                                                  ------------------

TOTAL SHORT-TERM SECURITIES (COST $28,368,817)                        28,368,817
                                                                  ------------------

TOTAL INVESTMENTS (108.5%) (COST $166,403,445)                       161,378,684
                                                                  ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.5%)                        (12,646,573)
                                                                  ------------------
NET ASSETS (100.0%)                                               $  148,732,111
                                                                  ==================

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               74

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX PILGRIM BAXTER TECHNOLOGY

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (90.8%)
Consumer, Cyclical (4.2%)
  Advertising
  Getty Images, Inc. *                                   11,000   $      349,250
  InfoSpace, Inc. *                                     164,600        3,312,575
                                                                  ------------------
                                                                       3,661,825
                                                                  ------------------
Industrial (3.5%)
  Electronic Components and Equipment
  Applied Micro Circuits Corp. *                         40,800        3,116,100
                                                                  ------------------
Technology (83.1%)
  Communications (9.0%)
  Advanced Fibre Communications *                        14,800          481,925
  Ditech Communications Corp. *                          16,500          568,218
  Juniper Networks, Inc. *                               19,300        3,763,500
  Metromedia Fiber Network, Inc. Class A *               23,200          440,800
  Next Level Communications, Inc. *                       7,000          327,688
  Polycom, Inc. *                                        19,600        1,274,000
  StorageNetworks, Inc. *                                 9,300          589,969
  Tekelec *                                              13,100          482,244
                                                                  ------------------
                                                                       7,928,344
                                                                  ------------------
  Computers (29.3%)
  Ariba, Inc. *                                          40,900        5,168,737
  Commerce One, Inc. *                                   45,300        2,907,694
  Foundry Networks, Inc. *                               13,700          910,194
  InterNAP Network Services Corp. *                      18,500          296,000
  Network Appliance, Inc. *                              11,300        1,344,700
  Palm, Inc. *                                           98,100        5,254,480
  Rare Medium Group, Inc. *                              10,700           49,488
  Redback Networks, Inc. *                               35,700        3,799,819
  SanDisk Corp. *                                        16,100          865,123
  Sun Microsystems, Inc. *                               15,300        1,696,388
  VeriSign, Inc. *                                       26,965        3,559,380
                                                                  ------------------
                                                                      25,852,003
                                                                  ------------------
  Diversified (9.4%)
  Ciena Corp. *                                          52,500        5,519,062
  Emulex Corp. *                                          6,000          881,250
  Extreme Networks, Inc. *                               22,100        1,832,919
  Oplink Communications, Inc. *                           4,000           97,500
                                                                  ------------------
                                                                       8,330,731
                                                                  ------------------
  Industrial (6.2%)
  GlobeSpan, Inc. *                                      40,500        3,115,968
  ONI Systems Corp. *                                    28,600        2,318,388
                                                                  ------------------
                                                                       5,434,356
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Semiconductors (7.4%)
  Avanex Corp. *                                         12,400   $    1,259,375
  Broadcom Corp. Class A *                                7,700        1,712,287
  MRV Communications, Inc. *                             62,200        2,456,900
  SDL, Inc. *                                               900          233,325
  TranSwitch Corp. *                                      7,800          450,450
  Virata Corp. *                                         20,700          401,063
                                                                  ------------------
                                                                       6,513,400
                                                                  ------------------
  Software (21.8%)
  Agile Software Corp. *                                  9,000          678,375
  Art Technology Group, Inc. *                           18,200        1,142,050
  Autonomy Corp. PLC ADR *                               12,900          645,000
  BEA Systems, Inc. *                                    11,100          796,425
  Brocade Communications Systems, Inc. *                 10,100        2,296,487
  Cosine Communications, Inc. *                           7,200          238,050
  i2 Technologies, Inc. *                                15,715        2,671,550
  Interwoven, Inc. *                                      4,800          483,600
  Mercury Interactive Corp. *                             5,500          610,500
  Micromuse, Inc. *                                      13,900        2,358,656
  Quest Software, Inc. *                                 18,600          812,588
  Siebel Systems, Inc. *                                 18,800        1,972,825
  VERITAS Software Corp. *                               20,000        2,820,313
  Vitria Technology, Inc. *                              63,500        1,706,563
                                                                  ------------------
                                                                      19,232,982
                                                                  ------------------
TOTAL COMMON STOCK (COST $89,778,253)                                 80,069,741
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (11.4%)
Repurchase Agreements (0.1%)
State Street Bank & Trust ***
  3.500% Repurchase Agreement dated 10-31-2000
  to be repurchased at $38,445 on 11-1-2000       $      38,441   $       38,441
                                                                  ------------------
Time Deposit (11.3%)
State Street Bank & Trust Eurodollar Time
 Deposit 4.500% 11-1-2000                            10,000,000       10,000,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $10,038,441)                        10,038,441
                                                                  ------------------
TOTAL INVESTMENTS (102.2%) (COST $99,816,694)                         90,108,182
                                                                  ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.2%)                         (1,899,272)
                                                                  ------------------
NET ASSETS (100.0%)                                               $   88,208,910
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              75

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
FRANCE (0.9%)
  COMMON STOCK
    Canal Plus                                            1,300   $      188,170
                                                                  ------------------
GERMANY (0.9%)
  COMMON STOCK
    Muenchener Ruckversicherungs-Namen AG                   635          197,035
                                                                  ------------------
ITALY (1.8%)
  COMMON STOCK
    Finmeccanica SpA                                    160,000          183,509
    San Paolo - IMI SpA                                  11,700          189,715
                                                                  ------------------
                                                                         373,224
                                                                  ------------------
JAPAN (3.3%)
  COMMON STOCK
    Furukawa Electric Company, Ltd.                      10,200          268,225
    Kyocera Corp.                                           140           18,215
    Kyocera Corp. ADR                                     1,800          240,750
    NTT Docomo, Inc.                                         60          147,883
                                                                  ------------------
                                                                         675,073
                                                                  ------------------
NETHERLANDS (0.9%)
  COMMON STOCK
    Koninklijke (Royal) Philips Electronics NV
      NYRS                                                4,800          191,700
                                                                  ------------------
SOUTH KOREA (0.8%)
  COMMON STOCK
    Samsung Electronics GDR 144A                          2,575          161,297
                                                                  ------------------
UNITED KINGDOM (3.5%)
  COMMON STOCK
    British Aerospace PLC                                32,000          182,427
    British Telecommunications PLC                       16,000          187,766
    Cable & Wireless PLC ADR                              4,350          187,322
    Vodafone Group PLC ADR                                4,000          170,250
                                                                  ------------------
                                                                         727,765
                                                                  ------------------
UNITED STATES (109.2%)
  COMMON STOCK (21.0%)
    Allied Waste Industries, Inc. *                      20,950          193,787
    AT&T Corp. *                                          8,000          185,500
    Bellsouth Corp.                                       5,600          270,550
    Cablevision Systems Corp. *                           2,200          163,900
    Clear Channel Communications, Inc. *                  3,000          180,188
    Corning, Inc.                                         2,400          183,600
    Delphi Automotive Systems Corp.                      12,500          196,094
    Electronic Arts, Inc. *                               3,500          175,000
    General Motors Corp.                                  2,400          149,100
    Lockheed Martin Corp.                                 5,100          182,835
    Microsoft Corp. *                                     2,720          187,340
    Nextel Communications, Inc. Class A *                 6,850          263,297
    Paxson Communications Corp. *                        15,600          177,450
    Pepsi Bottling Group, Inc. *                          4,400          152,350
    PSINet, Inc. *                                       25,600          170,400
    SBC Communications, Inc.                              4,800          276,900
    Sprint Corp. *                                        5,850          223,031
    UnitedGlobalCom, Inc. *                               7,400          235,412
    USA Networks, Inc. *                                 12,000          243,000
    ValueVision International, Inc. *                     8,600          174,150
    Verizon Communications                                3,200          185,000
    WorldCom, Inc. *                                      8,000          190,000
                                                                  ------------------
                                                                       4,358,884
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
  SHORT-TERM SECURITIES (88.2%)
  State Street Bank & Trust ***
    6.530% Repurchase Agreement dated
    10-31-2000
    to be repurchased at $1,976,171 on
    11-1-2000                                     $   1,975,818   $    1,975,818
  Treasury Bills
    5.920% 11-2-2000                                    416,000          415,929
    5.930% 11-9-2000                                    454,000          453,392
    5.960% 12-14-2000                                 2,651,000        2,631,727
    5.970% 12-7-2000                                  7,392,000        7,346,909
    5.980% 12-21-2000                                 1,608,000        1,593,769
    6.025% 12-28-2000                                 1,659,000        1,642,675
    6.040% 1-4-2001                                     936,000          925,779
    6.135% 1-11-2001                                    202,000          199,546
    6.150% 1-18-2001                                    233,000          229,880
    6.165% 1-25-2001                                    903,000          889,843
                                                                  ------------------
                                                                      16,329,449
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $18,307,575)                        18,305,267
                                                                  ------------------
                                                                      22,664,151
                                                                  ------------------
TOTAL INVESTMENTS (121.3%) (COST $25,029,896)                         25,178,415
                                                                  ------------------

------------------------------------------------------------------------------------
NOTIONAL
AMOUNT DESCRIPTION                                                    VALUE
------------------------------------------------------------------------------------
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
  CURRENCY CONTRACTS (0.0%) @
B     252,072 British Pound 11-6-2000                  Buy        $           25
E     800,927 Euro 11-2-2000                           Buy                 6,928
J     27,303,728 Japanese Yen 11-1-2000                Buy                  (528)
J     13,529,497 Japanese Yen 11-6-2000                Buy                    14
                                                                  ------------------
TOTAL UNREALIZED NET GAIN ON FORWARD FOREIGN
 CURRENCY CONTRACTS                                                        6,439
                                                                  ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-21.3%)                        (4,431,107)
                                                                  ------------------
NET ASSETS (100.0%)                                               $   20,753,747
                                                                  ==================


IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               76

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

                      This Page for Notes and Computations
--------------------------------------------------------------------------------


                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (95.6%)
Basic Materials (1.7%)
  Chemicals (0.9%)
  Dow Chemical Company                                    2,200   $       67,375
  E.I. du Pont de Nemours and Company                     3,011          136,624
                                                                  ------------------
                                                                         203,999
                                                                  ------------------
  Forest Products (0.2%)
  Weyerhaeuser Company                                    1,090           51,162
                                                                  ------------------
  Paper Products (0.4%)
  International Paper Company                             1,600           58,600
  Kimberly-Clark Corp.                                      810           53,460
                                                                  ------------------
                                                                         112,060
                                                                  ------------------
  Precious Metals (0.2%)
  Alcoa, Inc.                                             1,800           51,638
                                                                  ------------------
Consumer, Cyclical (14.9%)
  Advertising (0.5%)
  DoubleClick, Inc. *                                     3,710           60,288
  Valassis Communications, Inc. *                         2,000           55,500
                                                                  ------------------
                                                                         115,788
                                                                  ------------------
  Auto Manufacturers (1.2%)
  Ford Motor Company                                      1,989           51,962
  General Motors Corp.                                    1,214           75,420
  General Motors Corp. Class H *                          5,017          162,551
                                                                  ------------------
                                                                         289,933
                                                                  ------------------
  Broadcasting (4.8%)
  Cablevision Systems Corp. *                             1,030           76,735
  Clear Channel Communications, Inc. *                    1,667          100,124
  Comcast Corp. Class A *                                 1,560           63,570
  EchoStar Communications Corp. *                         2,110           95,477
  Infinity Broadcasting Corp. *                           5,140          170,905
  Time Warner, Inc.                                       4,610          349,945
  Univision Communications, Inc. Class A *                1,500           57,375
  Viacom, Inc. Class B *                                  4,012          228,183
                                                                  ------------------
                                                                       1,142,314
                                                                  ------------------
  Casinos (0.9%)
  Harrah's Entertainment, Inc. *                          6,970          199,516
                                                                  ------------------
  Consumer Electronics (0.3%)
  RadioShack Corp.                                        1,300           77,513
                                                                  ------------------
  Entertainment (0.3%)
  Walt Disney Company                                     2,270           81,294
                                                                  ------------------
  Lodging (0.7%)
  Marriott International, Inc.                            3,830          155,115
                                                                  ------------------
  Publishing (1.4%)
  A.H. Belo Corp.                                         7,150          137,191
  Gannett Company, Inc.                                   1,190           69,020
  The New York Times Company                              2,530           92,977
  Tribune Company                                         1,230           45,587
                                                                  ------------------
                                                                         344,775
                                                                  ------------------
  Restaurants (0.8%)
  McDonald's Corp.                                        6,130          190,030
                                                                  ------------------
  Retailers - Broadline (1.9%)
  Wal-Mart Stores, Inc.                                  10,160          461,010
                                                                  ------------------
  Retailers - Drug Based (1.3%)
  Walgreen Company                                        6,850          312,531
                                                                  ------------------
  Retailers - Specialty (0.8%)
  Home Depot, Inc.                                        4,400          189,200
                                                                  ------------------
Consumer, Non-Cyclical (16.7%)
  Beverages (2.2%)
  PepsiCo, Inc.                                           5,260          254,781
  The Coca-Cola Company                                   4,660          281,348
                                                                  ------------------
                                                                         536,129
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Consumer Services (0.5%)
  Cendant Corp. *                                         5,870   $       70,440
  E.piphany, Inc. *                                         560           50,470
                                                                  ------------------
                                                                         120,910
                                                                  ------------------
  Cosmetics (0.7%)
  Avon Products, Inc.                                     2,300          111,550
  The Gillette Company                                    1,720           59,985
                                                                  ------------------
                                                                         171,535
                                                                  ------------------
  Food - Other (0.5%)
  Wm. Wrigley Jr. Company                                 1,440          114,030
                                                                  ------------------
  Food Retailers (0.6%)
  Nabisco Group Holdings                                  4,620          133,403
                                                                  ------------------
  Household Products (2.2%)
  Colgate-Palmolive Company                               5,020          294,975
  Energizer Holdings, Inc. *                              4,410           87,097
  Proctor & Gamble Company                                2,150          153,591
                                                                  ------------------
                                                                         535,663
                                                                  ------------------
  Medical Supplies (0.8%)
  American Home Products Corp.                            3,050          193,675
                                                                  ------------------
  Pharmaceuticals (9.2%)
  Bristol-Myers Squibb Company, Inc.                      8,490          517,359
  CVS Corp.                                               1,550           82,053
  Eli Lilly and Company                                   2,290          204,669
  Johnson & Johnson                                       2,610          240,446
  Merck and Company, Inc.                                 3,220          289,599
  Pfizer, Inc.                                           15,392          664,742
  Schering Plough Corp.                                   3,910          202,098
                                                                  ------------------
                                                                       2,200,966
                                                                  ------------------
Energy (5.9%)
  Oil Companies - Major (4.3%)
  Chevron Corp.                                           1,300          106,762
  Exxon Mobil Corp.                                       6,422          572,762
  Royal Dutch Petroleum Company NYRS                      4,090          242,844
  Texaco, Inc.                                            1,190           70,284
  Unocal Corp.                                              940           32,078
                                                                  ------------------
                                                                       1,024,730
                                                                  ------------------
  Oilfield Equipment and Services (1.6%)
  Enron Corp.                                             1,190           97,654
  Schlumberger, Ltd.                                      3,670          279,379
                                                                  ------------------
                                                                         377,033
                                                                  ------------------
Financial (19.0%)
  Banks (2.9%)
  Bank of New York Company, Inc.                          1,720           99,008
  Chase Manhattan Corp.                                     775           35,262
  MBNA Corp.                                              7,590          285,099
  State Street Corp.                                      2,190          273,181
                                                                  ------------------
                                                                         692,550
                                                                  ------------------
  Diversified (9.0%)
  Bank of America Corp.                                   2,940          141,304
  Citigroup, Inc.                                         8,376          440,787
  First Data Corp.                                        4,300          215,538
  Metlife, Inc. *                                         9,710          268,239
  Sabre Group Holdings, Inc.                              1,260           42,131
  Standard & Poor's 500 Depository Receipts               5,926          848,159
  Stilwell Financial, Inc.                                  580           25,991
  Wells Fargo & Company                                   3,780          175,061
                                                                  ------------------
                                                                       2,157,210
                                                                  ------------------
  Insurance (2.5%)
  Ambac Financial Group, Inc.                             2,570          205,118
  American International Group, Inc.                      4,000          392,000
                                                                  ------------------
                                                                         597,118
                                                                  ------------------


IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               78

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
Financial (continued)
  Real Estate (0.6%)
  Starwood Hotels & Resorts Worldwide, Inc.               4,660   $      138,053
                                                                  ------------------
  Securities Brokers (1.0%)
  Charles Schwab Corp.                                    4,650          163,331
  Merrill Lynch & Company, Inc.                           1,260           88,200
                                                                  ------------------
                                                                         251,531
                                                                  ------------------
  United States Government Agencies (3.0%)
  Federal Home Loan Mortgage Corp.                        5,800          348,000
  Federal National Mortgage Association                   4,720          363,440
                                                                  ------------------
                                                                         711,440
                                                                  ------------------
Independent (1.0%)
  Conglomerate
  Philip Morris Companies, Inc.                           6,850          250,881
                                                                  ------------------
Industrial (6.2%)
  Electronic Components and Equipment (0.1%)
  Emerson Electric Company                                  340           24,969
                                                                  ------------------
  Diversified (6.0%)
  Corning, Inc.                                           2,490          190,485
  General Electric Company                               17,350          950,997
  Minnesota Mining & Manufacturing Company                1,910          184,554
  Tyco International Group SA ADR                         1,890          107,139
                                                                  ------------------
                                                                       1,433,175
                                                                  ------------------
  Pollution Control (0.1%)
  Waste Management, Inc.                                  1,190           23,800
                                                                  ------------------
Technology (28.5%)
  Aerospace/Defense (0.4%)
  Honeywell International, Inc.                             650           34,978
  United Technologies Corp.                                 820           57,246
                                                                  ------------------
                                                                          92,224
                                                                  ------------------
  Biotechnology (0.5%)
  Amgen, Inc. *                                           2,110          122,248
                                                                  ------------------
  Communications (11.0%)
  AT&T Corp.                                              3,469           80,437
  AT&T Corp. Liberty Media Class A *                     10,420          187,560
  Cisco Systems, Inc. *                                  13,780          742,398
  Crown Castle International Corp. *                      5,880          178,238
  Lucent Technologies, Inc.                               5,050          117,728
  Motorola, Inc.                                          2,785           69,451
  Nortel Networks Corp. ADR                               5,760          262,080
  QUALCOMM, Inc. *                                        1,990          129,568
  SBC Communications, Inc.                                6,520          376,122
  Verizon Communications                                  4,939          285,536
  Vodafone Group PLC ADR                                  1,910           81,294
  WorldCom, Inc. *                                        5,380          127,775
                                                                  ------------------
                                                                       2,638,187
                                                                  ------------------
  Computers (6.0%)
  Checkfree Corp. *                                         870           43,282
  Dell Computer Corp. *                                   4,940          145,730
  EMC Corp. *                                             4,330          385,641
  Hewlett-Packard Company                                 2,520          117,022
  International Business Machines Corp.                   2,810          276,785
  Sun Microsystems, Inc. *                                3,180          352,583
  VeriSign, Inc. *                                          818          107,976
                                                                  ------------------
                                                                       1,429,019
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Diversified (0.7%)
  Gemstar-TV Guide International, Inc. *                    530   $       36,338
  JDS Uniphase Corp. *                                    1,726          140,453
                                                                  ------------------
                                                                         176,791
                                                                  ------------------
  Semiconductors (3.2%)
  Applied Materials, Inc. *                                 500           26,563
  Intel Corp.                                            12,070          543,150
  PMC - Sierra, Inc. *                                      190           32,205
  Texas Instruments, Inc.                                 2,230          109,409
  Xilinx, Inc. *                                            640           46,360
                                                                  ------------------
                                                                         757,687
                                                                  ------------------
  Software (6.7%)
  America Online, Inc. *                                  2,690          135,657
  Automatic Data Processing, Inc.                         2,040          133,238
  Microsoft Corp. *                                      12,640          870,580
  Oracle Corp. *                                         11,020          363,660
  S1 Corp. *                                                520            6,272
  VERITAS Software Corp.                                    280           39,484
  Yahoo!, Inc. *                                            970           56,866
                                                                  ------------------
                                                                       1,605,757
                                                                  ------------------
Utilities (1.7%)
  Electric (1.4%)
  Duke Energy Corp.                                         650           56,184
  Southern Company                                        1,420           41,713
  The AES Corp. *                                         4,070          229,955
                                                                  ------------------
                                                                         327,852
                                                                  ------------------
  Telephone (0.3%)
  Sprint Corp. *                                          2,190           83,495
                                                                  ------------------
TOTAL COMMON STOCK (COST $22,108,516)                                 22,899,939
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (25.2%)
Repurchase Agreements (0.2%)
State Street Bank & Trust ***
  3.500% Repurchase Agreement dated 10-31-2000
  to be repurchased at $46,075 on 11-1-2000       $      46,071   $       46,071
                                                                  ------------------
Time Deposit (25.0%)
State Street Bank & Trust Eurodollar Time
  Deposit
  6.000% 11-1-2000                                    6,000,000        6,000,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $6,046,071)                          6,046,071
                                                                  ------------------
TOTAL INVESTMENTS (120.8%) (COST $28,154,587)                         28,946,010
                                                                  ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-20.8%)                        (4,991,146)
                                                                  ------------------
NET ASSETS (100.0%)                                               $   23,954,864
                                                                  ==================


                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              79

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA EQUITY

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (96.5%)
Basic Materials (0.6%)
  Chemicals
  Symyx Technologies, Inc. *                              1,000   $       47,187
                                                                  ------------------
Consumer, Cyclical (17.6%)
  Advertising (3.2%)
  Lamar Advertising Company *                             5,400          259,200
                                                                  ------------------
  Auto Manufacturers (3.5%)
  General Motors Corp. Class H *                          8,700          281,880
                                                                  ------------------
  Broadcasting (10.9%)
  Clear Channel Communications, Inc. *                    4,800          288,300
  Comcast Corp. Class A *                                 7,500          305,625
  Cox Communications, Inc. Class A *                      6,200          273,188
                                                                  ------------------
                                                                         867,113
                                                                  ------------------
Consumer, Non-Cyclical (13.6%)
  Consumer Services (3.4%)
  United Parcel Service, Inc.                             4,500          273,374
                                                                  ------------------
  Food Retailers (3.8%)
  Safeway, Inc. *                                         5,600          306,250
                                                                  ------------------
  Pharmaceuticals (6.4%)
  CVS Corp.                                               5,600          296,450
  Pfizer, Inc.                                            4,900          211,619
                                                                  ------------------
                                                                         508,069
                                                                  ------------------
Financial (16.0%)
  Banks (3.9%)
  Northern Trust Corp.                                    3,600          307,350
                                                                  ------------------
  Diversified (7.6%)
  American Express Company                                4,500          270,000
  First Data Corp.                                        6,700          335,838
                                                                  ------------------
                                                                         605,838
                                                                  ------------------
  Securities Brokers (4.5%)
  Charles Schwab Corp.                                   10,300          361,787
                                                                  ------------------
Industrial (2.9%)
  Containers and Packaging
  Sealed Air Corp. *                                      4,800          231,000
                                                                  ------------------
Technology (44.0%)
  Advanced Medical Devices (2.2%)
  Agilent Technologies, Inc. *                            3,800          175,987
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Communications (10.3%)
  QUALCOMM, Inc. *                                        3,500   $      227,883
  Qwest Communications International, Inc. *              5,800          282,025
  RF Micro Devices, Inc. *                                5,500          109,656
  Vodafone Group PLC ADR                                  4,800          204,300
                                                                  ------------------
                                                                         823,864
                                                                  ------------------
  Computers (14.5%)
  3Com Corp. *                                            4,900           86,975
  Dell Computer Corp. *                                   9,200          271,400
  EMC Corp. *                                             3,700          329,531
  Palm, Inc. *                                            6,500          348,156
  VeriSign, Inc. *                                          900          118,800
                                                                  ------------------
                                                                       1,154,862
                                                                  ------------------
  Semiconductors (11.9%)
  Applied Materials, Inc. *                               5,000          265,625
  Intel Corp.                                             6,200          279,000
  Maxim Integrated Products, Inc. *                       3,900          258,619
  QLogic Corp. *                                          1,500          145,125
                                                                  ------------------
                                                                         948,369
                                                                  ------------------
  Software (5.1%)
  Agile Software Corp. *                                  2,100          158,288
  Microsoft Corp. *                                       3,600          247,950
                                                                  ------------------
                                                                         406,238
                                                                  ------------------
Utilities (1.8%)
  Electric
  Calpine Corp. *                                         1,800          142,088
                                                                  ------------------
TOTAL COMMON STOCK (COST $7,560,850)                                   7,700,456
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (5.2%)
Repurchase Agreements
  State Street Bank & Trust ***
    3.500% Repurchase Agreement dated
    10-31-2000 to be repurchased at $417,537
    on 11-1-2000 (cost $417,497)                  $     417,497   $      417,497
                                                                  ------------------
TOTAL INVESTMENTS (101.7%) (COST $7,978,347)                           8,117,953
                                                                  ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.7%)                           (138,070)
                                                                  ------------------
NET ASSETS (100.0%)                                               $    7,979,883
                                                                  ==================

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               80

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA SMALL COMPANY

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (96.7%)
Basic Materials (4.5%)
  Chemicals (3.2%)
  Symyx Technologies, Inc. *                              8,000   $      377,500
                                                                  ------------------
  Mining - Diversified (1.3%)
  Minerals Technologies, Inc.                             4,750          148,735
                                                                  ------------------
Consumer, Cyclical (7.8%)
  Advertising (6.1%)
  InfoSpace, Inc. *                                      19,000          382,375
  Lamar Advertising Company *                             7,000          336,000
                                                                  ------------------
                                                                         718,375
                                                                  ------------------
  Entertainment (1.7%)
  Speedway Motorsports, Inc. *                           11,700          204,019
                                                                  ------------------
Consumer, Non-Cyclical (6.1%)
  Consumer Services (3.2%)
  C.H. Robinson Worldwide, Inc.                           7,000          382,813
                                                                  ------------------
  Food - Other (2.9%)
  Dreyer's Grand Ice Cream, Inc.                         14,000          344,750
                                                                  ------------------
Industrial (7.8%)
  Electronic Components and Equipment (5.6%)
  Sawtek, Inc. *                                         13,000          661,375
                                                                  ------------------
  Trucking (2.2%)
  Forward Air Corp. *                                     6,500          267,313
                                                                  ------------------
Technology (67.2%)
  Advanced Medical Devices (3.9%)
  Techne Corp. *                                          4,100          462,275
                                                                  ------------------
  Biotechnology (2.1%)
  Diametrics Medical, Inc. *                             30,000          247,500
                                                                  ------------------
  Communications (13.1%)
  360networks, inc. *                                    13,660          247,587
  DigitalThink, Inc. *                                   12,000          422,812
  NetRatings, Inc. *                                     20,000          360,000
  RF Micro Devices, Inc. *                               18,500          368,844
  StorageNetworks, Inc. *                                 2,550          161,765
                                                                  ------------------
                                                                       1,561,008
                                                                  ------------------
  Computers (13.7%)
  Equinix, Inc. *                                        40,000          390,000
  Palm, Inc. *                                            9,820          525,984
  Redback Networks, Inc. *                                3,200          340,600
  VeriSign, Inc. *                                        2,800          369,600
                                                                  ------------------
                                                                       1,626,184
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Diversified (5.0%)
  Corvis Corp. *                                          3,750   $      246,094
  Exodus Communications *                                 3,080          103,372
  Retek, Inc. *                                           6,215          245,104
                                                                  ------------------
                                                                         594,570
                                                                  ------------------
  Industrial (10.1%)
  Cymer, Inc. *                                          11,300          282,500
  Lydall, Inc. *                                         32,000          338,000
  Millipore Corp.                                         7,000          367,500
  ONI Systems Corp. *                                     2,600          210,763
                                                                  ------------------
                                                                       1,198,763
                                                                  ------------------
  Semiconductors (9.8%)
  Cree, Inc. *                                            5,900          585,575
  QLogic Corp. *                                          6,000          580,500
                                                                  ------------------
                                                                       1,166,075
                                                                  ------------------
  Software (9.5%)
  Agile Software Corp. *                                  6,000          452,250
  HNC Software, Inc. *                                    5,000          101,563
  i2 Technologies, Inc. *                                 1,600          272,000
  Tumbleweed Communications Corp. *                      18,000          308,250
                                                                  ------------------
                                                                       1,134,063
                                                                  ------------------
Utilities (3.3%)
  Electric
  Montana Power Company                                  14,000          395,500
                                                                  ------------------
TOTAL COMMON STOCK (COST $12,217,868)                                 11,490,818
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (1.4%)
Repurchase Agreements
State Street Bank & Trust ***
  3.500% Repurchase Agreement dated 10-31-2000
  to be repurchased at $165,708 on 11-1-2000
  (cost $165,692)                                 $     165,692   $      165,692
                                                                  ------------------
TOTAL INVESTMENTS (98.1%) (COST $12,383,560)                          11,656,510
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)                             229,366
                                                                  ------------------
NET ASSETS (100.0%)                                               $   11,885,876
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              81

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX SALOMON ALL CAP

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (86.6%)
Basic Materials (7.5%)
  Chemicals (3.3%)
  OM Group, Inc.                                         30,700   $    1,419,875
  PolyOne Corp.                                         170,600        1,343,475
                                                                  ------------------
                                                                       2,763,350
                                                                  ------------------
  Paper Products (1.5%)
  International Paper Company                            34,400        1,259,900
                                                                  ------------------
  Precious Metals (1.8%)
  Alcoa, Inc.                                            54,100        1,551,994
                                                                  ------------------
  Steel (0.9%)
  AK Steel Holdings Corp.                                71,500          661,375
  The LTV Corp.                                         110,300          130,981
                                                                  ------------------
                                                                         792,356
                                                                  ------------------
Consumer, Cyclical (12.4%)
  Auto Manufacturers (1.1%)
  General Motors Corp. Class H *                         28,000          907,200
                                                                  ------------------
  Broadcasting (1.1%)
  Hearst-Argyle Television, Inc. *                        7,900          141,706
  Sinclair Broadcast Group, Inc. *                       85,200          785,438
                                                                  ------------------
                                                                         927,144
                                                                  ------------------
  Publishing (0.5%)
  PRIMEDIA, Inc. *                                       43,100          487,569
                                                                  ------------------
  Restaurants (1.7%)
  Wendy's International, Inc.                            66,100        1,437,675
                                                                  ------------------
  Retailers - Apparel (3.9%)
  Federated Department Stores, Inc. *                   102,600        3,340,912
                                                                  ------------------
  Retailers - Broadline (4.1%)
  Costco Wholesale Corp. *                               95,300        3,490,363
                                                                  ------------------
Consumer, Non-Cyclical (25.3%)
  Beverages (2.8%)
  Pepsi Bottling Group, Inc. *                           68,300        2,364,887
                                                                  ------------------
  Consumer Services (2.0%)
  MarchFIRST, Inc. *                                     47,000          273,187
  Organic, Inc. *                                        26,800           87,100
  UnitedGlobalCom, Inc. *                                41,000        1,304,313
                                                                  ------------------
                                                                       1,664,600
                                                                  ------------------
  Food - Other (4.7%)
  Hormel Foods Corp.                                    153,100        2,573,994
  John B. Sanfilippo & Son, Inc. *                       39,200          147,000
  Michael's Stores, Inc.                                 48,500        1,306,469
                                                                  ------------------
                                                                       4,027,463
                                                                  ------------------
  Food Retailers (8.3%)
  Delhaize America, Inc. Class A                          5,247           89,191
  Delhaize America, Inc. Class B                         56,300          943,025
  Nabisco Group Holdings                                 95,300        2,751,788
  Pathmark Stores, Inc. *                                47,200          740,450
  Safeway, Inc. *                                        47,100        2,575,781
                                                                  ------------------
                                                                       7,100,235
                                                                  ------------------
  Healthcare (2.2%)
  HCA - The Healthcare Company                           27,000        1,078,312
  Health Management Associates, Inc. *                   41,900          830,144
                                                                  ------------------
                                                                       1,908,456
                                                                  ------------------
  Medical Supplies (1.6%)
  Ligand Pharmaceuticals, Inc. *                         21,400          318,325
  Novartis AG ADR                                        27,900        1,070,663
                                                                  ------------------
                                                                       1,388,988
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Pharmaceuticals (3.7%)
  Merck and Company, Inc.                                26,800   $    2,410,325
  Schering Plough Corp.                                  13,700          708,119
                                                                  ------------------
                                                                       3,118,444
                                                                  ------------------
Energy (7.3%)
  Oil Companies - Secondary (1.5%)
  Devon Energy Corp.                                      6,800          342,720
  Suncor Energy, Inc.                                    47,600          937,125
                                                                  ------------------
                                                                       1,279,845
                                                                  ------------------
  Oil Drilling (2.3%)
  Diamond Offshore Drilling, Inc.                        30,800        1,064,525
  R & B Falcon Corp. *                                   34,600          865,000
                                                                  ------------------
                                                                       1,929,525
                                                                  ------------------
  Oilfield Equipment and Services (3.5%)
  3TEC Energy Corp. *                                    43,600          643,100
  Seacor Smit, Inc. *                                    22,100          925,438
  Tesoro Petroleum Corp. *                              139,400        1,446,275
                                                                  ------------------
                                                                       3,014,813
                                                                  ------------------
Financial (8.2%)
  Banks (5.3%)
  Bank of New York Company, Inc.                         27,800        1,600,238
  Bank United Corp. Class A                              17,300          980,694
  Banknorth Group, Inc.                                  35,800          648,875
  Mercantile Bankshares Corp.                            34,900        1,313,112
                                                                  ------------------
                                                                       4,542,919
                                                                  ------------------
  Diversified (2.5%)
  FleetBoston Financial Corp.                            55,000        2,090,000
                                                                  ------------------
  Insurance (0.4%)
  Protective Life Corp.                                  13,700          316,812
                                                                  ------------------
Independent (0.4%)
  Conglomerate
  Philip Morris Companies, Inc.                          10,200          373,575
                                                                  ------------------
Industrial (1.1%)
  Heavy Construction
  Ingersoll-Rand Company                                 24,500          924,875
                                                                  ------------------
Technology (24.4%)
  Biotechnology (1.2%)
  Invitrogen Corp. *                                     13,601        1,034,496
                                                                  ------------------
  Communications (9.3%)
  AT&T Corp. Liberty Media Class A *                     22,400          403,200
  Dobson Communications Corp. *                          88,900        1,155,700
  Latitude Communications, Inc. *                        43,300          248,975
  NorthPoint Communications Group, Inc. *                21,400          144,450
  Rogers Wireless Communications, Inc. *                 28,500          593,156
  SBC Communications, Inc.                               20,900        1,205,669
  Verizon Communications                                 48,600        2,809,687
  WorldCom, Inc. *                                       59,250        1,407,187
                                                                  ------------------
                                                                       7,968,024
                                                                  ------------------
  Computers (7.0%)
  3Com Corp. *                                           65,400        1,160,850
  Compaq Computer Corp.                                  41,800        1,271,138
  Genuity, Inc. *                                       159,500          877,250
  International Business Machines Corp.                  12,700        1,250,950
  Palm, Inc. *                                           27,400        1,467,613
                                                                  ------------------
                                                                       6,027,801
                                                                  ------------------
  Diversified (2.6%)
  NTL, Inc. *                                            20,600          905,112
  NVIDIA Corp. *                                         20,900        1,298,739
                                                                  ------------------
                                                                       2,203,851
                                                                  ------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               82

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX SALOMON ALL CAP

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Industrial (0.5%)
  Visual Networks, Inc. *                               112,000   $      413,000
                                                                  ------------------
  Semiconductors (0.9%)
  Advanced Micro Devices, Inc. *                         32,100          726,262
  ASM International NV ADR                                2,000           32,125
                                                                  ------------------
                                                                         758,387
                                                                  ------------------
  Software (2.9%)
  Caminus Corp. *                                        19,000          598,500
  Comverse Technology, Inc. *                             8,600          961,050
  Paradigm Geophysical, Ltd. *                           33,900          182,213
  Razorfish, Inc. *                                      40,400          181,800
  Viant Corp. *                                          87,300          518,343
                                                                  ------------------
                                                                       2,441,906
                                                                  ------------------
TOTAL COMMON STOCK (COST $70,811,639)                                 73,851,365
                                                                  ------------------
NON-CONVERTIBLE PREFERRED STOCK (0.9%)
Consumer, Cyclical
  Broadcasting
  News Corp., Ltd. ADR (cost $892,802)                   21,300          770,794
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (2.9%)
Consumer, Cyclical (2.0%)
  Advertising (0.9%)
  Doubleclick 4.750% 3-15-2006                    $   1,125,000   $      759,375
                                                                  ------------------
  Retailers - Specialty (1.1%)
  Amazon.com, Inc. 4.750% 2-1-2009                    1,500,000          915,000
                                                                  ------------------
Energy (0.6%)
  Oilfield Equipment and Services
  Friede Goldman Halter, Inc. 4.500% 9-15-2004        1,000,000          550,000
                                                                  ------------------
Industrial (0.3%)
  Diversified
  Sunbeam Corp. 0.000% 3-25-2018                      4,300,000          236,500
  Sunbeam Corp. 144A 0.000% 3-25-2018                   450,000           24,750
                                                                  ------------------
                                                                         261,250
                                                                  ------------------
TOTAL CONVERTIBLE CORPORATE BONDS (COST $2,703,793)                    2,485,625
                                                                  ------------------
NON-CONVERTIBLE CORPORATE BONDS (0.1%)
Financial (0.0%)
  Diversified
  ContiFinancial Corp. 8.125% 4-1-2008 #                 85,000           11,900
  ContiFinancial Corp. 8.375% 8-15-2003 #                25,000            3,500
                                                                  ------------------
                                                                          15,400
                                                                  ------------------
Technology (0.1%)
  Communications
  ICG Holdings, Inc. 0.000% 5-1-2006(caret)             242,000           39,930
                                                                  ------------------
TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $86,325)                      55,330
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (5.5%)
Repurchase Agreements
State Street Bank & Trust ***
  6.530% Repurchase Agreement dated 10-31-2000
  to be repurchased at $4,697,838 on 11-1-2000
  (cost $4,697,000)                               $   4,697,000   $    4,697,000
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         CONTRACTS         VALUE
------------------------------------------------------------------------------------
PURCHASED OPTIONS (0.4%)
Purchased Puts
  America Online, Inc. *                                    135   $       52,650
  Bank of New York Company, Inc.                             55            7,563
  Caliper Technologies Corp. *                               20           31,763
  Gene Logic, Inc. *                                         18            7,875
  Hyseq, Inc. *                                              13           12,188
  Iix-interactive Wk Internet Index                          11           86,075
  Palm, Inc. *                                               60           15,750
  Sequenom, Inc. *                                           13            6,825
  Standard & Poor's 500 Index *                             101          113,700
                                                                  ------------------
TOTAL PURCHASED OPTIONS (COST $420,742)                                  334,389
                                                                  ------------------
TOTAL INVESTMENTS (96.4%) (COST $79,612,301)                          82,194,503
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         CONTRACTS         VALUE
------------------------------------------------------------------------------------
WRITTEN OPTIONS (-0.0%)
Written Calls
  Bank of New York Company, Inc.                             10   $       (1,063)
  Palm, Inc. *                                               60           (6,000)
                                                                  ------------------
TOTAL WRITTEN OPTIONS (PREMIUM - $16,039)                                 (7,063)
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (3.6%)                           3,050,773
                                                                  ------------------
NET ASSETS (100.0%)                                               $   85,238,213
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              83

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - AMERICA(SM)

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (87.5%)
Consumer, Cyclical (4.6%)
  Advertising
  Omnicom Group, Inc.                                    12,900   $    1,190,025
                                                                  ------------------
Consumer, Non-Cyclical (38.5%)
  Beverages (2.8%)
  The Coca-Cola Company                                  12,100          730,538
                                                                  ------------------
  Cosmetics (2.9%)
  The Gillette Company                                   21,500          749,812
                                                                  ------------------
  Household Products (6.4%)
  Colgate-Palmolive Company                              12,800          752,128
  Proctor & Gamble Company                               12,600          900,113
                                                                  ------------------
                                                                       1,652,241
                                                                  ------------------
  Pharmaceuticals (26.4%)
  Bristol-Myers Squibb Company, Inc.                     23,700        1,444,219
  Johnson & Johnson                                      12,200        1,123,925
  Merck and Company, Inc.                                12,700        1,142,206
  Pfizer, Inc.                                           54,600        2,358,038
  Schering Plough Corp.                                  14,300          739,131
                                                                  ------------------
                                                                       6,807,519
                                                                  ------------------
Financial (24.2%)
  Diversified (9.2%)
  Citigroup, Inc.                                        22,800        1,199,850
  Goldman Sachs Group, Inc.                              11,900        1,187,769
                                                                  ------------------
                                                                       2,387,619
                                                                  ------------------
  Insurance (10.1%)
  American International Group, Inc.                     26,600        2,606,800
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Securities Brokers (4.9%)
  Merrill Lynch & Company, Inc.                          18,000   $    1,260,000
                                                                  ------------------
Industrial (10.1%)
  Diversified
  General Electric Company                               47,500        2,603,593
                                                                  ------------------
Technology (10.1%)
  Advanced Medical Devices
  Medtronic, Inc.                                        48,000        2,607,000
                                                                  ------------------
TOTAL COMMON STOCK (COST $21,405,440)                                 22,595,147
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (9.6%)
Repurchase Agreements (0.3%)
  State Street Bank & Trust ***
    3.500% Repurchase Agreement dated
    10-31-2000
    to be repurchased at $82,650 on 11-1-2000     $      82,642   $       82,642
                                                                  ------------------
Time Deposit (9.3%)
  State Street Bank & Trust Eurodollar Time
    Deposit
    4.500% 11-1-2000                                  2,400,000        2,400,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $2,482,642)                          2,482,642
                                                                  ------------------
TOTAL INVESTMENTS (97.1%) (COST $23,888,082)                          25,077,789
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (2.9%)                             757,597
                                                                  ------------------
NET ASSETS (100.0%)                                               $   25,835,386
                                                                  ==================

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               84

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - TECHNOLOGY(SM)

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (80.9%)
Industrial (4.7%)
  Electronic Components and Equipment (1.0%)
  Applied Micro Circuits Corp. *                          1,400   $      106,925
                                                                  ------------------
  Diversified (3.7%)
  Corning, Inc.                                           5,750          439,875
                                                                  ------------------
Technology (76.2%)
  Advanced Medical Devices (5.2%)
  Agilent Technologies, Inc. *                           13,200          611,325
                                                                  ------------------
  Communications (17.1%)
  Cisco Systems, Inc. *                                  11,100          598,012
  Lucent Technologies, Inc.                              17,300          403,306
  Motorola, Inc.                                         19,800          493,763
  Tellabs, Inc. *                                        10,400          519,350
                                                                  ------------------
                                                                       2,014,431
                                                                  ------------------
  Computers (21.9%)
  Dell Computer Corp. *                                  11,300          333,350
  EMC Corp. *                                             7,300          650,156
  Hewlett-Packard Company                                 9,700          450,444
  International Business Machines Corp.                   4,800          472,800
  Sun Microsystems, Inc. *                                6,100          676,338
                                                                  ------------------
                                                                       2,583,088
                                                                  ------------------
  Semiconductors (24.4%)
  Altera Corp. *                                          8,800          360,250
  Analog Devices, Inc. *                                  1,500           97,500
  Applied Materials, Inc. *                              11,500          610,938
  Intel Corp.                                             8,000          360,000
  Maxim Integrated Products, Inc. *                       1,700          112,731
  PMC - Sierra, Inc. *                                    2,700          457,650
  Texas Instruments, Inc.                                15,400          755,562
  Xilinx, Inc. *                                          1,600          115,900
                                                                  ------------------
                                                                       2,870,531
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Software (7.6%)
  Microsoft Corp. *                                       3,650   $      251,394
  Oracle Corp. *                                         19,500          643,500
                                                                  ------------------
                                                                         894,894
                                                                  ------------------
TOTAL COMMON STOCK (COST $10,878,478)                                  9,521,069
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                        PRINCIPAL          VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (13.3%)
Repurchase Agreements (0.6%)
  State Street Bank & Trust ***
    3.500% Repurchase Agreement dated
    10-31-2000 to be repurchased at $66,692
    on 11-1-2000                                 $       66,679   $       66,679
                                                                  ------------------
Time Deposit (12.7%)
  State Street Bank & Trust Eurodollar Time
   Deposit 4.500% 11-1-2000                           1,500,000        1,500,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $1,566,679)                          1,566,679
                                                                  ------------------
TOTAL INVESTMENTS (94.2%) (COST $12,445,157)                          11,087,748
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (5.8%)                             682,378
                                                                  ------------------
NET ASSETS (100.0%)                                               $   11,770,126
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              85

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - GLOBAL(2)

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
AUSTRALIA (1.2%)
  COMMON STOCK
    News Corp., Ltd. ADR                                  1,110   $       47,730
                                                                  ------------------
AUSTRIA (0.8%)
  COMMON STOCK
    Nestle SA ADR                                           320           33,146
                                                                  ------------------
CANADA (1.6%)
  COMMON STOCK
    Nortel Networks Corp. ADR                             1,380           62,790
                                                                  ------------------
FINLAND (1.3%)
  CONVERTIBLE PREFERRED STOCK
    Nokia Corp. OY ADR                                    1,160           49,590
                                                                  ------------------
FRANCE (4.9%)
  COMMON STOCK
    Alcatel Alsthom Compagnie Generale d'Electricite ADR    520           32,435
    AXA-UAP ADR                                             490           32,553
    Groupe Danone ADR                                     1,130           31,866
    L'Oreal SA ADR                                        3,170           48,367
    Vivendi ADR                                           3,320           48,348
                                                                  ------------------
                                                                         193,569
                                                                  ------------------
GERMANY (2.1%)
  COMMON STOCK
    Infineon Technologies AG ADR *                        1,110           47,591
    Siemens AG ADR                                          270           34,330
                                                                  ------------------
                                                                          81,921
                                                                  ------------------
INDIA (1.2%)
  COMMON STOCK
    Infosys Technologies, Ltd. ADR                          340           46,750
                                                                  ------------------
JAPAN (2.2%)
  COMMON STOCK
    Canon, Inc. ADR                                       1,130           45,836
    Sony Corp. ADR                                          470           39,010
                                                                  ------------------
                                                                          84,846
                                                                  ------------------
NETHERLANDS (3.7%)
  COMMON STOCK
    ASM Lithography Holding NV NYRS *                     1,650           45,891
    Heineken NV ADR                                         590           32,006
    ING Groep NV ADR                                        980           67,804
                                                                  ------------------
                                                                         145,701
                                                                  ------------------
SOUTH KOREA (0.6%)
  COMMON STOCK
    Samsung Electronics GDR 144A                            400           25,056
                                                                  ------------------
SWEDEN (1.3%)
  COMMON STOCK
    L.M. Ericsson Telephone Company Class B
     ADR                                                  3,610           50,089
                                                                  ------------------
SWITZERLAND (0.8%)
  COMMON STOCK
    Credit Suisse Group ADR                                 710           33,267
                                                                  ------------------
UNITED KINGDOM (5.9%)
  COMMON STOCK
    AstraZeneca PLC ADR                                     960           45,780
    Barclays PLC ADR                                        420           49,612
    Glaxo Wellcome PLC ADR                                  760           44,223
    Reuters Group PLC ADR                                   390           45,971
    Vodafone Group PLC ADR                                1,130           48,096
                                                                  ------------------
                                                                         233,682
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
UNITED STATES (67.0%)
  COMMON STOCK (51.8%)
    Agilent Technologies, Inc. *                          1,140   $       52,796
    Altera Corp. *                                          650           26,609
    American International Group, Inc.                    1,420          139,160
    Analog Devices, Inc. *                                  150            9,750
    Applied Materials, Inc. *                               990           52,594
    Applied Micro Circuits Corp. *                          100            7,638
    Bristol-Myers Squibb Company, Inc.                    1,380           84,094
    Cisco Systems, Inc. *                                   960           51,720
    Citigroup, Inc.                                       1,280           67,360
    Colgate-Palmolive Company                               710           41,720
    Corning, Inc.                                           525           40,163
    Dell Computer Corp. *                                   310            9,145
    EMC Corp. *                                             690           61,453
    General Electric Company                              2,530          138,676
    Goldman Sachs Group, Inc.                               690           68,871
    Hewlett-Packard Company                                 840           39,008
    Intel Corp.                                             670           30,150
    International Business Machines Corp.                   420           41,370
    Johnson & Johnson                                       660           60,802
    Lucent Technologies, Inc.                             1,760           41,030
    Maxim Integrated Products, Inc. *                       150            9,947
    Medtronic, Inc.                                       2,490          135,238
    Merck and Company, Inc.                                 710           63,855
    Merrill Lynch & Company, Inc.                         1,030           72,100
    Microsoft Corp. *                                       120            8,265
    Motorola, Inc.                                        1,700           42,394
    Omnicom Group, Inc.                                     710           65,498
    Oracle Corp. *                                        1,720           56,760
    Pfizer, Inc.                                          2,940          126,971
    PMC - Sierra, Inc. *                                    200           33,900
    Proctor & Gamble Company                                690           49,292
    Schering Plough Corp.                                   800           41,350
    Sun Microsystems, Inc. *                                570           63,198
    Tellabs, Inc. *                                         900           44,944
    Texas Instruments, Inc.                               1,420           69,669
    The Coca-Cola Company                                   660           39,847
    The Gillette Company                                  1,170           40,804
    Xilinx, Inc. *                                          150           10,865
                                                                  ------------------
                                                                       2,039,006
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (15.2%)
    State Street Bank & Trust Eurodollar Time
     Deposit 3.000% 11-1-2000 (cost $600,000)     $     600,000   $      600,000
                                                                  ------------------
                                                                       2,639,006
                                                                  ------------------
TOTAL INVESTMENTS (94.6%) (COST $3,701,907)                            3,727,143
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (5.4%)                             214,144
                                                                  ------------------
NET ASSETS (100.0%)                                               $    3,941,287
                                                                  ==================

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               86

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX AEGON INCOME PLUS

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (87.3%)
Basic Materials (2.3%)
  Mining - Diversified
  Scotia Pacific Company Series B 7.110%
   7-20-2028                                      $   2,000,000   $    1,608,680
                                                                  ------------------
Consumer, Cyclical (11.7%)
  Airlines (2.1%)
  Piedmont Aviation, Inc. 10.100% 5-13-2007           1,048,000        1,013,206
  USAir, Inc. 10.800% 1-1-2005                          400,000          399,604
                                                                  ------------------
                                                                       1,412,810
                                                                  ------------------
  Auto Parts and Equipment (3.7%)
  Arvin Industries, Inc. 6.750% 3-15-2008             3,000,000        2,563,590
                                                                  ------------------
  Publishing (3.6%)
  Golden Books Publishing, Inc. 14.250%
   12-31-2004                                         1,397,981          559,192
  World Color Press, Inc. 7.750% 2-15-2009            2,000,000        1,893,420
                                                                  ------------------
                                                                       2,452,612
                                                                  ------------------
  Retailers - Apparel (2.3%)
  Neiman Marcus Group, Inc. 7.125% 6-1-2028           2,000,000        1,541,540
                                                                  ------------------
Consumer, Non-Cyclical (10.1%)
  Food - Other (5.5%)
  Nash Finch Company 8.500% 5-1-2008                  1,500,000        1,110,000
  Ralston Purina Company 9.250% 10-15-2009            2,450,000        2,681,758
                                                                  ------------------
                                                                       3,791,758
                                                                  ------------------
  Food Retailers (2.5%)
  Great Atlantic & Pacific Tea, Inc. 7.700%
   1-15-2004                                          2,000,000        1,690,000
                                                                  ------------------
  Medical Supplies (2.1%)
  C. R. Bard, Inc. 6.700% 12-1-2026                   1,500,000        1,416,990
                                                                  ------------------
Energy (4.2%)
  Oil Drilling (2.9%)
  Louisiana Land Exploration Company 7.625% 4-15-2013 2,000,000        1,979,920
                                                                  ------------------
  Oilfield Equipment and Services (1.3%)
  McDermott, Inc. 9.375% 3-15-2002                    1,000,000          880,000
                                                                  ------------------
Financial (25.9%)
  Banks (8.0%)
  BankBoston Capital Trust Corp. 8.250%
   12-15-2026                                         3,000,000        2,743,890
  HSBC America Capital II 144A 8.380%
   5-15-2027                                          3,000,000        2,713,410
                                                                  ------------------
                                                                       5,457,300
                                                                  ------------------
  Diversified (9.2%)
  Charter Communications Holdings LLC 8.625% 4-1-2009 1,000,000          905,000
  Charter Communications Holdings LLC 0.000%
   4-1-2011(caret)                                    1,000,000          585,000
  Chase Capital Corp. 7.230% 3-1-2027                 3,000,000        2,880,510
  First Security Capital Trust Corp. 8.410%
   12-15-2026                                         2,000,000        1,889,300
                                                                  ------------------
                                                                       6,259,810
                                                                  ------------------
  Savings & Loans (5.8%)
  GS Escrow Corp. 7.125% 8-1-2005                     2,000,000        1,853,260
  Peoples Bank - Bridgeport CT 7.200%
   12-1-2006                                          2,300,000        2,136,378
                                                                  ------------------
                                                                       3,989,638
                                                                  ------------------
  Securities Brokers (2.9%)
  Lehman Brothers Holdings, Inc. 7.875%
   11-1-2009                                          2,000,000        1,996,640
                                                                  ------------------
Industrial (16.6%)
  Containers and Packaging (1.5%)
  Stone Container Corp. 12.580% 8-1-2016              1,000,000        1,000,000
                                                                  ------------------
  Factory Equipment (2.4%)
  Columbus Mckinnon Corp. 8.500% 4-1-2008             2,000,000        1,680,000
                                                                  ------------------
  Other Industrial Services (9.7%)
  Allied Waste Industries, Inc. 10.000%
   8-1-2009                                           2,000,000        1,730,000
  PDVSA Finance, Ltd. 6.450% 2-15-2004                3,000,000        2,804,010
  Petroleum Geo-Services ASA 6.625% 3-30-2008         2,300,000        2,118,278
                                                                  ------------------
                                                                       6,652,288
                                                                  ------------------
  Railroads (3.0%)
  The Kansas City Southern Railway Company
   144A 9.500% 10-1-2008                              2,000,000        2,030,000
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
Technology (9.8%)
  Aerospace/Defense (4.2%)
  AAR Corp. 7.250% 10-15-2003                     $   2,000,000   $    1,990,080
  BE Aerospace, Inc. 8.000% 3-1-2008                  1,000,000          915,000
                                                                  ------------------
                                                                       2,905,080
                                                                  ------------------
  Communications (5.6%)
  KPNQwest NV NYRS 8.125% 6-1-2009                    2,000,000        1,740,000
  XO Communications, Inc. 0.000% 6-1-2009(+)          4,000,000        2,060,000
                                                                  ------------------
                                                                       3,800,000
                                                                  ------------------
Utilities (6.7%)
  Electric (4.1%)
  Calpine Corp. 7.750% 4-15-2009                      2,000,000        1,870,000
  The AES Corp. 8.500% 11-1-2007                      1,000,000          950,000
                                                                  ------------------
                                                                       2,820,000
                                                                  ------------------
  Telephone (2.6%)
  McLeodUSA, Inc. 9.250% 7-15-2007                    1,000,000          920,000
  McLeodUSA, Inc. 8.375% 3-15-2008                    1,000,000          885,000
                                                                  ------------------
                                                                       1,805,000
                                                                  ------------------
TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $65,177,332)              59,733,656
                                                                  ------------------

COLLATERALIZED MORTGAGE OBLIGATION (2.9%)
Financial
  Real Estate
  Aetna Commercial Mortgage Trust 7.230% 1-15-2028
    (cost $2,040,011)                                 2,000,000        1,962,300
                                                                  ------------------

LONG-TERM GOVERNMENT BONDS (1.1%)
Foreign Governments
  Republic of Colombia 9.750% 4-23-2009 (cost
   $906,225)                                          1,000,000          775,000
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (0.0%)
Consumer, Cyclical
  Publishing
  Golden Books Publishing, Inc. * (cost
   $168,426)                                             63,750   $       19,921
                                                                  ------------------

CONVERTIBLE PREFERRED STOCK (3.8%)
Consumer, Cyclical (1.2%)
  Publishing
  PRIMEDIA, Inc.                                         10,000          840,000
                                                                  ------------------
Financial (2.6%)
  Real Estate
  Duke-Weeks Realty Corp.                                40,000        1,761,252
                                                                  ------------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST $3,002,000)                    2,601,252
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.0%)
Repurchase Agreements (0.1%)
  State Street Bank & Trust ***
    3.500% Repurchase Agreement dated
    10-31-2000 to be repurchased at $47,739 on
    11-1-2000                                     $      47,734   $       47,734
                                                                  ------------------
Time Deposit (2.9%)
  State Street Bank & Trust Eurodollar Time
   Deposit 4.500% 11-1-2000                           2,000,000        2,000,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $2,047,734)                          2,047,734
                                                                  ------------------
TOTAL INVESTMENTS (98.1%) (COST $73,341,728)                          67,139,863
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)                           1,271,325
                                                                  ------------------
NET ASSETS (100.0%)                                               $   68,411,188
                                                                  ==================



                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              87
     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX FEDERATED TAX EXEMPT

------------------------------------------------------------------------------------
DESCRIPTION**                                       PRINCIPAL         VALUE
------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (97.9%)
ALASKA (4.6%)
  Anchorage Alaska, School Improvements,
   General Obligation Bonds, Series 0, 5.125%,
   12-1-2019, AAA/Aaa                             $   1,000,000   $      953,710
                                                                  ------------------
CALIFORNIA (2.4%)
  California Housing Agency, Revenue Bonds,
   Series 0, 5.500%, 8-1-2017, AAA/Aaa                  500,000          509,020
                                                                  ------------------
CONNECTICUT (2.5%)
  Connecticut State Public Improvements,
   General Obligation Bonds, Series B, 5.750%,
   6-15-2013, AA/Aa3                                    500,000          529,120
                                                                  ------------------
FLORIDA (5.0%)
  Florida State Division of Environmental
   Protection, Revenue Bonds, 5.500%,
   7-1-2008, AAA/Aaa                                  1,000,000        1,052,900
                                                                  ------------------
ILLINOIS (9.8%)
  Illinois State Partnership, Dept. of Central
   Management, Public Improvements, General
   Obligation Bonds, 5.650%, 7-1-2017, AAA/Aaa        1,000,000        1,016,070
  McHenry County Community School District,
   General Obligation Bonds, Series 1996,
   5.850%, 1-1-2016, AAA/Aaa                          1,000,000        1,033,320
                                                                  ------------------
                                                                       2,049,390
                                                                  ------------------
INDIANA (9.5%)
  City of Petersburg, Pollution Control,
   Revenue Bonds, Series 1977, 5.500%,
   10-1-2023, AA-/Aa2                                 1,000,000          969,560
  Indianapolis Gas Utility, Revenue Bonds,
   Series A, 5.250%, 8-15-2012, AAA/Aaa               1,000,000        1,010,740
                                                                  ------------------
                                                                       1,980,300
                                                                  ------------------
IOWA (9.8%)
  Iowa Finance Authority, Drake University
   Project, Revenue Bonds, 5.400%, 12-1-2016,
   AAA/Aaa                                            1,000,000        1,000,650
  Iowa State Certificate of Participation,
   Revenue Bonds, Series 1992A, 6.500%,
   7-1-2006, AAA/Aaa                                  1,000,000        1,045,480
                                                                  ------------------
                                                                       2,046,130
                                                                  ------------------
KENTUCKY (1.9%)
  Ashland Pollution Control, Revenue Bonds,
   5.700%, 11-1-2009, NR/Baa2                           400,000          400,836
                                                                  ------------------
MASSACHUSETTS (4.3%)
  Massachusetts Bay Transportation Authority,
   Revenue Bonds, Series B, 5.000%, 3-1-2028,
   AA/Aa2                                             1,000,000          900,230
                                                                  ------------------
NEW YORK (10.0%)
  New York City Transitional Finance
   Authority, Revenue Bonds, Series A, 5.500%,
   2-15-2019, AA+/Aa2                                 1,000,000          999,910
  New York Public Improvements, General
   Obligation Bonds, Series E, 5.750%,
   5-15-2018, A/A2                                      500,000          508,850
  Warwick Valley Central School District,
   School Improvements, General Obligation
   Bonds, 5.500%, 1-15-2017, NR/Aaa                     570,000          575,649
                                                                  ------------------
                                                                       2,084,409
                                                                  ------------------
NEW HAMPSHIRE (2.4%)
  New Hampshire State Housing Authority,
   Revenue Bonds, Series C, 6.125%, 1-1-2020,
   NR/Aa3                                               500,000          507,930
                                                                  ------------------
NEW MEXICO (2.4%)
  New Mexico Mortgage and Finance Authority,
   Revenue Bonds, 6.050%, 9-1-2021, AAA/NR              500,000          508,460
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION**                                       PRINCIPAL         VALUE
------------------------------------------------------------------------------------
NEVADA (4.5%)
  Nevada State Department of Business and
   Industry, Las Vegas Monorail Project,
   Revenue Bonds, 5.375%, 1-1-2040, AAA/Aaa       $   1,000,000   $      943,260
                                                                  ------------------
NORTH DAKOTA (2.4%)
  North Dakota State Housing and Finance
   Authority, Revenue Bonds, 6.000%, 7-1-2020,
   NR/Aa3                                               500,000          503,230
                                                                  ------------------
OHIO (2.4%)
  Steubenville Hospital Improvement
   Facilities, Revenue Bonds, 6.250%,
   10-1-2020, NR/A3                                     500,000          492,765
                                                                  ------------------
PENNSYLVANIA (0.0%)
  Pennsylvania Housing Finance Agency, Multi-
   Family Mortgage, Revenue Bonds, Series
    1985A, 9.375%, 8-1-2028, AAA/Aa3                      5,000            5,044
                                                                  ------------------
RHODE ISLAND (7.3%)
  Rhode Island Clean Water Financing Agency,
   Revenue Bonds, 5.800%, 9-1-2022, AAA/Aaa           1,000,000        1,004,430
  Providence Public Building Authority,
   Revenue Bonds, Series A, 5.700%,
   12-15-2015, AAA/Aaa                                  500,000          521,600
                                                                  ------------------
                                                                       1,526,030
                                                                  ------------------
SOUTH DAKOTA (4.5%)
  South Dakota State Building Authority,
   Revenue Bonds, 5.125%, 9-1-2019, AAA/Aaa           1,000,000          944,960
                                                                  ------------------
TEXAS (4.8%)
  Kingsbridge Municipal Utility District,
   General Obligation Bonds, 5.375%, 3-1-2015,
   AAA/Aaa                                              500,000          494,795
  Dallas-Fort Worth International Airport,
   Facilities Improvements, Revenue Bonds,
   Series C, 6.150%, 5-1-2029, BBB-/Baa1                500,000          504,235
                                                                  ------------------
                                                                         999,030
                                                                  ------------------
WASHINGTON (2.5%)
  University of Washington, Student Facilities
   Improvements, Revenue Bonds, 5.875%,
   6-1-2016, AAA/Aaa                                    500,000          522,210
                                                                  ------------------
WYOMING (4.9%)
  Wyoming State Farm Loan Board, Capital
   Facilities, General Obligation Bonds,
   5.750%, 10-1-2020, AA-/NR                          1,000,000        1,035,490
                                                                  ------------------
TOTAL LONG-TERM MUNICIPAL BONDS (COST $20,187,599)                    20,494,454
                                                                  ------------------
SHORT-TERM MUNICIPAL BONDS (0.9%)
TEXAS
  Harris County Health Care Facilities,
    Revenue Bonds, Put Bonds - Monthly,
    4.450%, 2-15-2027, AA/NR (cost $200,000)            200,000          200,000
                                                                  ------------------
TOTAL INVESTMENTS (98.8%) (COST $20,387,599)                          20,694,454
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)                             241,677
                                                                  ------------------
NET ASSETS (100.0%)                                               $   20,936,131
                                                                  ==================

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               88

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

                      This Page for Notes and Computations
--------------------------------------------------------------------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GE INTERNATIONAL EQUITY

----------------------------------------------------------------------------------
DESCRIPTION                                               SHARES      VALUE
----------------------------------------------------------------------------------
AUSTRALIA (2.1%)
  COMMON STOCK
    Brambles Industries, Ltd.                              8,061    $  210,291
    Cable & Wireless Optus, Ltd. *                        26,667        56,828
                                                                    --------------
                                                                       267,119
                                                                    --------------
BRAZIL (2.0%)
  COMMON STOCK
    Embraer-Empresa Brasileira de Aeronautica SA ADR       2,118        61,290
    Petroleo Brasileiro SA ADR *                           3,668       106,671
    Telecomunicacoes Brasileiras Telebras SA ADR             298        21,829
    Unibanco de Bancos Brasileiros SA GDR                  2,482        62,671
                                                                    --------------
                                                                       252,461
                                                                    --------------
CANADA (1.2%)
  COMMON STOCK
    ATI Technologies, Inc. *                               7,050        57,217
    Celestica, Inc. ADR                                    1,346        96,744
                                                                    --------------
                                                                       153,961
                                                                    --------------
DENMARK (0.1%)
  COMMON STOCK
    GN Store Nord A/S                                        748        14,501
                                                                    --------------
FINLAND (2.3%)
  COMMON STOCK
    Nordic Baltic Holding AB                              11,534        87,147
    Sampo Insurance Company                                3,482       141,890
    Stora Enso OY                                          6,250        64,202
    Tieto Corp. OY                                           176         3,384
                                                                    --------------
                                                                       296,623
                                                                    --------------
FRANCE (12.9%)
  COMMON STOCK
    Alcatel Alsthom Compagnie Generale d'Electricite      10,234       266,691
    AXA-UAP                                                2,097       277,718
    Banque Nationale de Paris                              1,866       160,949
    Coflexip SA ADR                                          635        36,235
    European Aeronautic Defense and Space Company *        3,069        62,530
    Lyonnaise des Eaux SA                                    647        98,759
    Michelin Generale de Etablissments                     2,360        68,320
    Publicis Groupe SA                                       687        22,478
    Publicis Groupe SA Rights *                              687         1,044
    Rhone-Poulenc Rorer, Inc.                              2,913       210,204
    Schneider SA                                             848        55,253
    Total SA                                               1,781       254,920
    Vivendi                                                2,022       145,394
                                                                    --------------
                                                                     1,660,495
                                                                    --------------
GERMANY (8.3%)
  COMMON STOCK (8.0%)
    Bayer AG                                               1,729        74,052
    Bayerische hypo-und Vereinsbank AG                     1,089        59,168
    Bayerische Motoren Werke (BMW) AG                      4,004       133,928
    Deutsche Bank AG                                       1,723       139,692
    Dresner Bank AG                                        4,078       164,965
    Fresenius Medical Care AG                              1,435       114,515
    Henkel KGaA                                            2,146       128,622
    Muenchener Ruckversicherungs-Namen AG                    531       164,765
    Muenchener Ruckversicherungs-Namen AG Warrants             4           340
    VEBA AG                                                  872        44,121
                                                                    --------------
                                                                     1,024,168
                                                                    --------------
  NON-CONVERTIBLE PREFERRED STOCK (0.3%)
    Fresenius Medical Care AG                                998        42,787
                                                                    --------------
                                                                     1,066,955
                                                                    --------------
GREECE (0.5%)
  COMMON STOCK
    Hellenic Telecommunication Organization SA             2,180        38,052
    Hellenic Telecommunication Organization SA ADR         2,699        23,522
                                                                    --------------
                                                                        61,574
                                                                    --------------

----------------------------------------------------------------------------------
DESCRIPTION                                               SHARES      VALUE
----------------------------------------------------------------------------------
HONG KONG (2.5%)
  COMMON STOCK
    Cheung Kong, Ltd.                                      9,217    $  101,935
    Giordano International, Ltd.                          104,000       61,009
    Hutchison Whampoa, Ltd.                                1,100        13,646
    Johnson Electric Holdings, Ltd.                       66,000       131,174
    MTR Corp. *                                            8,000        11,848
                                                                    --------------
                                                                       319,612
                                                                    --------------
IRELAND (2.7%)
  COMMON STOCK
    Bank of Ireland                                       24,602       186,928
    CRH PLC                                                7,719       118,151
    Jefferson Smurfit Group PLC                           23,978        42,782
                                                                    --------------
                                                                       347,861
                                                                    --------------
ISRAEL (1.9%)
  COMMON STOCK
    ECI Telecom, Ltd.                                      6,382       150,775
    Teva Pharmaceutical Industries, Ltd. ADS               1,663        98,325
                                                                    --------------
                                                                       249,100
                                                                    --------------
ITALY (3.2%)
  COMMON STOCK
    Banca Intesa SpA                                      37,176       154,331
    Riunione Adriatica di Sicurta SpA                      9,923       130,321
    Saipem SpA                                            15,238        79,429
    Telecom Italia SpA                                     3,834        44,429
                                                                    --------------
                                                                       408,510
                                                                    --------------
JAPAN (13.9%)
  COMMON STOCK
    Asahi Bank, Ltd.                                       3,000        11,820
    Canon, Inc.                                            7,000       277,716
    Fujitsu, Ltd.                                         12,000       213,744
    Itochu Corp. *                                        14,879        63,393
    KAO Corp.                                              5,000       149,807
    Minebea Company, Ltd.                                 17,000       169,782
    Mizuho Holdings, Inc.                                      7        53,812
    Murata Manufacturing Company, Ltd.                     1,000       119,663
    Nippon Telegraph & Telephone Corp.                        11       100,083
    Shin-Etsu Chemical Company, Ltd.                       4,000       164,192
    Sony Corp.                                             2,100       167,785
    Tokyo Electric Power                                   3,400        82,555
    Toshiba Corp.                                         29,000       207,255
                                                                    --------------
                                                                     1,781,607
                                                                    --------------
MEXICO (2.6%)
  COMMON STOCK
    Desc SA de C.V. ADR                                    2,240        17,920
    Desc SA de C.V. Series B                              10,900         4,731
    Grupo Carso SA de C.V. ADR *                           3,464        21,790
    Grupo Financiero Banamex Accival SA de C.V.           84,000       130,906
    Grupo Televisa SA de C.V. GDR *                        1,405        76,046
    Telefonos de Mexico SA de C.V. ADR                     1,445        77,940
                                                                    --------------
                                                                       329,333
                                                                    --------------
NETHERLANDS (7.2%)
  COMMON STOCK
    ASM Lithography Holding NV *                           3,598        98,386
    Getronics NV                                           3,138        35,297
    IHC Caland NV                                          2,287       100,961
    ING Groep NV                                           5,231       359,354
    Koninklijke (Royal) KPN NV                               854        17,306
    Koninklijke (Royal) Philips Electronics NV             6,166       242,416
    Koninklijke Ahold NV                                   2,667        77,502
                                                                    --------------
                                                                       931,222
                                                                    --------------
PORTUGAL (0.2%)
  COMMON STOCK
    Banco Comercial Portugues                              5,275        26,378
                                                                    --------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               90
                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GE INTERNATIONAL EQUITY

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
SINGAPORE (0.5%)
  COMMON STOCK
    Datacraft Asia, Ltd.                                  9,000   $       61,650
                                                                  ------------------
SOUTH AFRICA (0.1%)
  COMMON STOCK
    Dimension Data Holdings PLC *                         1,092            9,568
                                                                  ------------------
SOUTH KOREA (1.4%)
  COMMON STOCK
    Kookmin Bank GDR 144A                                   668            7,932
    Korea Electric Power Corp. ADR                          792            9,653
    Korea Telecom Corp. ADR                               2,175           80,203
    Samsung Electronics GDR 144A                          1,299           81,369
                                                                  ------------------
                                                                         179,157
                                                                  ------------------
SPAIN (2.5%)
  COMMON STOCK
    Acciona SA                                              507           15,990
    Repsol-YPF SA                                         2,597           41,272
    Telefonica SA                                        13,709          261,512
    Telefonica SA ADR *                                     136            7,880
                                                                  ------------------
                                                                         326,654
                                                                  ------------------
SWEDEN (1.6%)
  COMMON STOCK
    Autoliv, Inc.                                         5,904          129,298
    Investor AB Class B                                   1,244           16,421
    Invik & Company AB                                      218           17,658
    NetCom AB *                                             437           20,495
    Svenska Handelsbanken AB                              1,222           19,185
    Telefonaktiebolaget L.M. Ericsson AB                    379            5,041
                                                                  ------------------
                                                                         208,098
                                                                  ------------------
SWITZERLAND (0.9%)
  COMMON STOCK
    ABB, Ltd.                                                86            7,643
    Credit Suisse Group                                     582          109,118
                                                                  ------------------
                                                                         116,761
                                                                  ------------------
TAIWAN (2.1%)
  COMMON STOCK
    United Microelectronics Corp. *                      23,405          266,232
                                                                  ------------------
UNITED KINGDOM (15.8%)
  COMMON STOCK
    Bank of Scotland                                      1,919           17,844
    Billiton PLC                                         14,367           54,915
    British Aerospace PLC                                62,348          355,437
    Cable & Wireless PLC                                 14,871          210,973
    Commercial Union PLC                                 17,865          239,713
    Granada Compass PLC *                                 6,805           58,883
    Invensys PLC                                        103,121          245,697
    Nycomed Amersham PLC                                 15,514          139,529
    Prudential PLC                                        3,794           51,156
    Railtrack Group PLC                                   2,433           37,675
    Reed International PLC                               11,950          110,335
    Royal and Sun Alliance Insurance Group PLC           26,359          187,454
    Somerfield PLC                                       11,743           13,031
    Vodafone Group PLC                                   75,596          314,997
                                                                  ------------------
                                                                       2,037,639
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
UNITED STATES (10.8%)
  COMMON STOCK (4.3%)
    iShares MSCI Canada                                   2,140   $       31,966
    iShares MSCI Japan                                   10,360          131,442
    iShares MSCI United Kingdom                           4,885           89,762
    iShares MSCI EMU                                      3,609          259,397
    Telekomunikacja Polska GDR 144A                       8,393           41,366
                                                                  ------------------
                                                                         553,933
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.5%)
  State Street Bank & Trust ***
    3.500% Repurchase Agreement dated 10-31-2000 to be
    repurchased at $30,945 on 11-1-2000                $ 30,942   $       30,942
  State Street Bank & Trust Eurodollar Time
   Deposit 3.000% 11-1-2000                             800,000          800,000
                                                                  ------------------
                                                                         830,942
                                                                  ------------------
                                                                       1,384,875
                                                                  ------------------
TOTAL INVESTMENTS (99.3%) (COST $13,383,552)                          12,757,946
                                                                  ------------------

------------------------------------------------------------------------------------
NOTIONAL
AMOUNT DESCRIPTION                                                    VALUE
------------------------------------------------------------------------------------
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
  CURRENCY CONTRACTS (0.0%) @
B     7,972 British Pound 11-1-2000                    Buy        $          153
B     5,469 British Pound 11-1-2000                   Sell                  (105)
B     32,499 British Pound 11-2-2000                   Buy                    20
B     13,205 British Pound 11-3-2000                  Sell                    (8)
C     81,140 Canadian Dollar 11-1-2000                Sell                  (341)
E     1,855 Euro 11-1-2000                            Sell                   (13)
E     46,270 Euro 11-2-2000                            Buy                     7
E     213,096 Euro 11-2-2000                          Sell                (1,481)
J     7,186,405 Japanese Yen 11-1-2000                Sell                   437
K     108,611 Swedish Krona 11-1-2000                 Sell                  (150)
                                                                  ------------------
TOTAL UNREALIZED NET LOSS ON FORWARD FOREIGN CURRENCY CONTRACTS
                                                                          (1,481)
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)                              96,364
                                                                  ------------------
NET ASSETS (100.0%)                                               $   12,852,829
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                                       91

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GE U.S. EQUITY

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (96.7%)
Basic Materials (1.9%)
  Chemicals (0.3%)
  Airgas, Inc. *                                             15   $          101
  Dow Chemical Company                                      323            9,892
  E.I. du Pont de Nemours and Company                       479           21,735
                                                                  ------------------
                                                                          31,728
                                                                  ------------------
  Forest Products (0.8%)
  Rayonier, Inc.                                            414           14,567
  Weyerhaeuser Company                                    1,316           61,770
                                                                  ------------------
                                                                          76,337
                                                                  ------------------
  Paper Products (0.4%)
  Bowater, Inc.                                             413           22,354
  International Paper Company                               315           11,537
                                                                  ------------------
                                                                          33,891
                                                                  ------------------
  Precious Metals (0.4%)
  Barrick Gold Corp.                                      1,317           17,615
  Newmont Mining Corp.                                    1,616           21,917
                                                                  ------------------
                                                                          39,532
                                                                  ------------------
Consumer, Cyclical (11.8%)
  Advertising (1.6%)
  Catalina Marketing Corp. *                              1,442           56,599
  Interpublic Group of Companies, Inc.                    2,192           94,119
                                                                  ------------------
                                                                         150,718
                                                                  ------------------
  Airlines (0.6%)
  AMR Corp. *                                               659           21,582
  Continental Airlines, Inc. *                              323           16,958
  Delta Air Lines, Inc.                                     461           21,782
                                                                  ------------------
                                                                          60,322
                                                                  ------------------
  Broadcasting (1.0%)
  Comcast Corp. Class A *                                 2,211           90,098
                                                                  ------------------
  Entertainment (1.3%)
  Carnival Corp.                                            611           15,160
  Walt Disney Company                                     2,996          107,294
                                                                  ------------------
                                                                         122,454
                                                                  ------------------
  Publishing (0.9%)
  Gannett Company, Inc.                                   1,093           63,394
  Knight-Ridder, Inc.                                       395           19,849
                                                                  ------------------
                                                                          83,243
                                                                  ------------------
  Restaurants (0.7%)
  McDonald's Corp.                                        2,310           71,610
                                                                  ------------------
  Retailers - Broadline (1.8%)
  Costco Wholesale Corp. *                                  212            7,764
  Target Corp.                                            3,034           83,814
  Wal-Mart Stores, Inc.                                   1,711           77,637
                                                                  ------------------
                                                                         169,215
                                                                  ------------------
  Retailers - Drug Based (2.0%)
  Cardinal Health, Inc.                                   2,019          191,300
                                                                  ------------------
  Retailers - Specialty (1.9%)
  Home Depot, Inc.                                        1,606           69,057
  Lowe's Companies, Inc.                                  1,659           75,796
  Pitney Bowes, Inc.                                        999           29,658
                                                                  ------------------
                                                                         174,511
                                                                  ------------------
Consumer, Non-Cyclical (15.0%)
  Beverages (1.5%)
  Anheuser-Busch Companies, Inc.                            470           21,503
  PepsiCo, Inc.                                           2,607          126,276
                                                                  ------------------
                                                                         147,779
                                                                  ------------------
  Cosmetics (0.6%)
  Avon Products, Inc.                                       266           12,901
  The Gillette Company                                    1,185           41,327
                                                                  ------------------
                                                                          54,228
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Food - Other (0.9%)
  General Mills, Inc.                                       503   $       21,000
  H.J. Heinz Company                                        309           12,959
  Quaker Oats Company                                       195           15,905
  Ralston Purina Company                                  1,448           35,114
                                                                  ------------------
                                                                          84,978
                                                                  ------------------
  Household Products (0.9%)
  Colgate-Palmolive Company                                 129            7,580
  Energizer Holdings, Inc. *                                946           18,684
  Proctor & Gamble Company                                  816           58,293
                                                                  ------------------
                                                                          84,557
                                                                  ------------------
  Medical Supplies (1.9%)
  Abbott Laboratories, Inc.                               1,600           84,500
  American Home Products Corp.                              380           24,130
  Henry Schein, Inc. *                                      556           13,553
  Lincare Holdings, Inc. *                                  803           33,775
  Sybron International Corp. *                              934           23,117
                                                                  ------------------
                                                                         179,075
                                                                  ------------------
  Pharmaceuticals (9.2%)
  Bristol-Myers Squibb Company, Inc.                      1,764          107,494
  CVS Corp.                                               1,179           62,413
  Eli Lilly and Company                                     895           79,991
  Johnson & Johnson                                       1,331          122,618
  Merck and Company, Inc.                                 3,181          286,091
  Pfizer, Inc.                                            3,298          142,432
  Schering Plough Corp.                                   1,066           55,099
  Watson Pharmaceuticals, Inc. *                            117            7,320
                                                                  ------------------
                                                                         863,458
                                                                  ------------------
Energy (7.9%)
  Oil Companies - Major (5.0%)
  Anadarko Petroleum Corp.                                  431           27,606
  BP Amoco PLC ADR                                          325           16,555
  Burlington Resources, Inc.                                887           31,932
  Chevron Corp.                                             252           20,696
  Conoco, Inc. Class B                                    1,382           37,573
  Exxon Mobil Corp.                                       2,614          233,135
  Royal Dutch Petroleum Company NYRS                        989           58,722
  Texaco, Inc.                                               81            4,784
  Unocal Corp.                                              729           24,877
  USX-Marathon Group                                        515           14,002
                                                                  ------------------
                                                                         469,882
                                                                  ------------------
  Oil Companies - Secondary (0.2%)
  Baker Hughes, Inc.                                        588           20,213
                                                                  ------------------
  Oil Drilling (0.6%)
  Nabors Industries, Inc. *                               1,066           54,259
                                                                  ------------------
  Oilfield Equipment and Services (1.5%)
  Dynegy, Inc. Class A                                      284           13,153
  Enron Corp.                                               215           17,643
  Halliburton Company                                       649           24,054
  Schlumberger, Ltd.                                      1,174           89,371
                                                                  ------------------
                                                                         144,221
                                                                  ------------------
  Pipelines (0.6%)
  El Paso Energy Corp.                                      855           53,598
                                                                  ------------------
Financial (24.4%)
  Banks (2.1%)
  Bank One Corp.                                            413           15,075
  Chase Manhattan Corp.                                   1,264           57,512
  PNC Financial Services Group, Inc.                      1,053           70,419
  State Street Corp.                                        316           39,418
  U.S. Bancorp                                              477           11,537
                                                                  ------------------
                                                                         193,961
                                                                  ------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               92
                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GE U.S. EQUITY

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Diversified (15.0%)
  American Express Company                                1,152   $       69,120
  Associates First Capital Corp. Class A                  1,521           56,467
  Bank of America Corp.                                   1,725           82,908
  Berkshire Hathaway, Inc. *                                  9           18,927
  Citigroup, Inc.                                         7,041          370,533
  Countrywide Credit Industries, Inc.                       209            7,824
  Equifax, Inc.                                           3,993          137,759
  First Data Corp.                                        4,068          203,909
  FleetBoston Financial Corp.                             1,527           58,026
  Goldman Sachs Group, Inc.                                 239           23,855
  Marsh & McLennan Companies, Inc.                          353           46,155
  Metlife, Inc. *                                           641           17,708
  Standard & Poor's 500 Depository Receipts               2,265          324,177
                                                                  ------------------
                                                                       1,417,368
                                                                  ------------------
  Insurance (3.3%)
  AFLAC, Inc.                                               121            8,841
  American International Group, Inc.                      1,368          134,063
  Chubb Corp.                                               658           55,560
  Fidelity National Financial, Inc.                         403            9,899
  Hartford Financial Services Group, Inc.                   790           58,806
  Loews Corp.                                               186           16,914
  The St. Paul Companies, Inc.                              467           23,934
                                                                  ------------------
                                                                         308,017
                                                                  ------------------
  Securities Brokers (2.1%)
  J.P. Morgan & Company, Inc.                               154           25,487
  Lehman Brothers Holdings, Inc.                          1,130           72,885
  Morgan Stanley, Dean Witter, Discover and
   Company                                                1,250          100,391
                                                                  ------------------
                                                                         198,763
                                                                  ------------------
  United States Government Agencies (1.9%)
  Federal Home Loan Mortgage Corp.                          132            7,920
  Federal National Mortgage Association                   2,242          172,634
                                                                  ------------------
                                                                         180,554
                                                                  ------------------
Independent (0.2%)
  Conglomerate
  Philip Morris Companies, Inc.                             481           17,617
                                                                  ------------------
Industrial (6.4%)
  Building Materials (0.2%)
  Martin Marietta Materials, Inc.                           503           19,315
                                                                  ------------------
  Electronic Components and Equipment (1.9%)
  Emerson Electric Company                                1,365          100,242
  Molex, Inc.                                             2,080           81,770
                                                                  ------------------
                                                                         182,012
                                                                  ------------------
  Heavy Construction (0.4%)
  Deere & Company                                           455           16,750
  Ingersoll-Rand Company                                    469           17,704
                                                                  ------------------
                                                                          34,454
                                                                  ------------------
  Diversified (3.3%)
  Canadian Pacific, Ltd.                                  1,316           38,411
  Dover Corp.                                             3,284          139,364
  Eaton Corp.                                               329           22,393
  Parker Hannifin Corp.                                     443           18,329
  Textron, Inc.                                           1,764           88,972
                                                                  ------------------
                                                                         307,469
                                                                  ------------------
  Pollution Control (0.2%)
  Waste Management, Inc.                                  1,153           23,060
                                                                  ------------------
  Railroads (0.4%)
  Burlington Northern Santa Fe, Inc.                      1,534           40,747
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
Technology (27.5%)
  Advanced Medical Devices (0.2%)
  DENTSPLY International, Inc.                              346   $       12,001
  Medtronic, Inc.                                           168            9,125
                                                                  ------------------
                                                                          21,126
                                                                  ------------------
  Aerospace/Defense (2.7%)
  General Dynamics Corp.                                    298           21,326
  Honeywell International, Inc.                             634           34,117
  The Boeing Company                                        686           46,519
  United Technologies Corp.                               2,098          146,467
                                                                  ------------------
                                                                         248,429
                                                                  ------------------
  Biotechnology (0.9%)
  Amgen, Inc. *                                             698           40,440
  PE Corp-PE Biosystems Group                               144           16,848
  Pharmacia Corp.                                           515           28,325
                                                                  ------------------
                                                                          85,613
                                                                  ------------------
  Communications (9.5%)
  Adelphia Communications Corp. *                            58            1,925
  AT&T Corp.                                                898           20,822
  AT&T Corp. Liberty Media Class A *                      5,394           97,092
  Cisco Systems, Inc. *                                   2,130          114,754
  Global Crossing, Ltd. *                                 1,211           28,610
  Motorola, Inc.                                          2,607           65,012
  XO Communications, Inc. *                                 533           17,980
  Nortel Networks Corp. ADR                               1,382           62,881
  Qwest Communications International, Inc. *              1,639           79,696
  SBC Communications, Inc.                                3,364          194,061
  Tellabs, Inc. *                                         1,060           52,934
  Verizon Communications                                  1,568           90,650
  Vodafone Group PLC ADR                                  1,270           54,054
  WorldCom, Inc. *                                          634           15,058
                                                                  ------------------
                                                                         895,529
                                                                  ------------------
  Computers (4.3%)
  Compaq Computer Corp.                                   1,416           43,061
  Dell Computer Corp. *                                   3,957          116,732
  EMC Corp. *                                             1,334          118,808
  Hewlett-Packard Company                                   720           33,435
  International Business Machines Corp.                     474           46,689
  Sun Microsystems, Inc. *                                  395           43,796
  Unisys Corp. *                                            359            4,577
                                                                  ------------------
                                                                         407,098
                                                                  ------------------
  Diversified (0.7%)
  NTL, Inc. *                                             1,103           48,463
  PerkinElmer, Inc.                                          53            6,334
  PPG Industries, Inc.                                      146            6,515
                                                                  ------------------
                                                                          61,312
                                                                  ------------------
  Industrial (0.2%)
  Hubbel, Inc. Class B                                      940           22,501
                                                                  ------------------
  Semiconductors (5.0%)
  Analog Devices, Inc. *                                  1,091           70,915
  Applied Materials, Inc. *                               1,152           61,200
  Intel Corp.                                             5,398          242,910
  Micron Technology, Inc. *                                 783           27,209
  Texas Instruments, Inc.                                 1,442           70,748
                                                                  ------------------
                                                                         472,982
                                                                  ------------------
  Software (4.0%)
  Automatic Data Processing, Inc.                         1,424           93,005
  Microsoft Corp. *                                       4,088          281,561
                                                                  ------------------
                                                                         374,566
                                                                  ------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              93

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX GE U.S. EQUITY

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
Utilities (1.6%)
  Electric (1.3%)
  Calpine Corp. *                                           192   $       15,156
  Dominion Resources, Inc.                                  168           10,007
  Duke Energy Corp.                                         691           59,728
  Southern Company                                          378           11,104
  Southern Energy, Inc.                                     160            4,360
  Xcel Energy, Inc.                                         875           22,357
                                                                  ------------------
                                                                         122,712
                                                                  ------------------
  Telephone (0.3%)
  Sprint Corp.                                            1,101           28,075
                                                                  ------------------
TOTAL COMMON STOCK (COST $8,906,716)                                   9,114,487
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.1%)
Repurchase Agreements
  State Street Bank & Trust ***
    3.500% Repurchase Agreement dated
    10-31-2000 to be repurchased at $294,552
    on 11-1-2000 (cost $294,524)                  $     294,524   $      294,524
                                                                  ------------------
TOTAL INVESTMENTS (99.8%) (COST $9,201,240)                            9,409,011
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                              18,309
                                                                  ------------------
NET ASSETS (100.0%)                                               $    9,427,320
                                                                  ==================

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               94

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

                      This Page for Notes and Computations
--------------------------------------------------------------------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX DEAN ASSET ALLOCATION

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (66.7%)
Basic Materials (2.2%)
  Chemicals (1.8%)
  E.I. du Pont de Nemours and Company                     9,000   $      408,375
                                                                  ------------------
  Precious Metals (0.4%)
  Alcoa, Inc.                                             3,200           91,800
                                                                  ------------------
Consumer, Cyclical (5.6%)
  Auto Manufacturers (1.3%)
  Ford Motor Company                                     11,000          287,375
                                                                  ------------------
  Auto Parts and Equipment (0.1%)
  Visteon Corp.                                           1,440           25,470
                                                                  ------------------
  Entertainment (2.2%)
  Walt Disney Company                                    14,000          501,375
                                                                  ------------------
  Restaurants (2.0%)
  Host Marriott Corp.                                    30,000          318,750
  Tricon Global Restaurants, Inc. *                       4,000          120,000
                                                                  ------------------
                                                                         438,750
                                                                  ------------------
Consumer, Non-Cyclical (4.5%)
  Food - Other (1.3%)
  Albertson's, Inc.                                      13,000          307,937
                                                                  ------------------
  Healthcare (1.8%)
  HCA - The Healthcare Company                           10,000          399,375
                                                                  ------------------
  Pharmaceuticals (1.4%)
  Merck and Company, Inc.                                 3,500          314,781
                                                                  ------------------
Energy (5.6%)
  Oil Companies - Major (4.1%)
  Exxon Mobil Corp.                                       7,000          624,313
  Texaco, Inc.                                            5,000          295,312
                                                                  ------------------
                                                                         919,625
                                                                  ------------------
  Oil Drilling (1.5%)
  Diamond Offshore Drilling, Inc.                        10,000          345,625
                                                                  ------------------
Financial (30.7%)
  Banks (9.2%)
  BB&T Corp.                                             10,000          318,750
  Chase Manhattan Corp.                                  13,650          621,075
  Summit Bancorp                                         30,000        1,125,000
                                                                  ------------------
                                                                       2,064,825
                                                                  ------------------
  Diversified (9.4%)
  Alliance Capital Management Holding LP                  9,500          456,000
  Bank of America Corp.                                   5,000          240,313
  FleetBoston Financial Corp.                            26,000          988,000
  Washington Mutual, Inc.                                10,000          440,000
                                                                  ------------------
                                                                       2,124,313
                                                                  ------------------
  Insurance (4.3%)
  John Hancock Financial Services, Inc.                   2,800           88,550
  Lincoln National Corp.                                 18,000          870,750
                                                                  ------------------
                                                                         959,300
                                                                  ------------------
  Securities Brokers (0.5%)
  T. Rowe Price Associates, Inc.                          2,500          117,031
                                                                  ------------------
  United States Government Agencies (7.3%)
  Federal Home Loan Mortgage Corp.                        8,000          480,000
  Federal National Mortgage Association                  15,000        1,155,000
                                                                  ------------------
                                                                       1,635,000
                                                                  ------------------
Independent (4.5%)
  Conglomerate
  Philip Morris Companies, Inc.                          27,500        1,007,187
                                                                  ------------------
Industrial (1.9%)
  Heavy Construction (0.6%)
  Caterpillar, Inc.                                       4,000          140,250
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Diversified (1.3%)
  Minnesota Mining & Manufacturing Company                3,000   $      289,875
                                                                  ------------------
Technology (9.4%)
  Aerospace/Defense (2.1%)
  Raytheon Company Class B                               14,000          478,625
                                                                  ------------------
  Communications (4.0%)
  AT&T Corp.                                             11,000          255,062
  Verizon Communications                                 11,000          635,938
                                                                  ------------------
                                                                         891,000
                                                                  ------------------
  Computers (1.7%)
  Hewlett-Packard Company                                 4,000          185,750
  NCR Corp. *                                             4,500          194,063
                                                                  ------------------
                                                                         379,813
                                                                  ------------------
  Semiconductors (1.6%)
  Intel Corp.                                             7,800          351,000
                                                                  ------------------
Utilities (2.3%)
  Telephone
  ALLTEL Corp.                                            7,000          451,063
  Sprint Corp.                                            3,000           76,500
                                                                  ------------------
                                                                         527,563
                                                                  ------------------
TOTAL COMMON STOCK (COST $14,056,984)                                 15,006,270
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (19.9%)
Consumer, Cyclical (2.1%)
  Broadcasting
  Cox Radio, Inc. 6.375% 5-15-2005                $     500,000   $      479,375
                                                                  ------------------
Financial (13.7%)
  Banks (4.2%)
  First Union Corp. 6.180% 2-15-2036                  1,000,000          946,250
                                                                  ------------------
  Diversified (5.3%)
  Commercial Credit Company 6.625% 6-1-2015             200,000          199,000
  PHH Corp. 7.020% 11-9-2001                          1,000,000          998,750
                                                                  ------------------
                                                                       1,197,750
                                                                  ------------------
  Real Estate (4.2%)
  New Plan Excel Realty Trust, Inc. 7.400%
   9-15-2009                                          1,000,000          931,250
                                                                  ------------------
Utilities (4.1%)
  Electric
  Washington Water Power Company 5.990%
   12-10-2007                                         1,000,000          912,500
                                                                  ------------------
TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $4,671,922)                4,467,125
                                                                  ------------------
SHORT-TERM SECURITIES (14.4%)
Repurchase Agreements (0.2%)
  State Street Bank & Trust ***
    3.500% Repurchase Agreement dated 10-31-2000
    to be repurchased at $31,602 on 11-1-2000          31,599             31,599
                                                                  ------------------
Time Deposit (14.2%)
  State Street Bank & Trust Eurodollar Time
   Deposit 4.500% 11-1-2000                           3,200,000        3,200,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $3,231,599)                          3,231,599
                                                                  ------------------
TOTAL INVESTMENTS (101.0%) (COST $21,960,505)                         22,704,994
                                                                  ------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               96

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX DEAN ASSET ALLOCATION

------------------------------------------------------------------------------------
DESCRIPTION                                         CONTRACTS         VALUE
------------------------------------------------------------------------------------
WRITTEN OPTIONS (-1.5%)
Written Calls (-0.5%)
  Albertson's, Inc.                                         130   $      (13,812)
  Alliance Capital Management Holding LP                     45           (1,125)
  AT&T Corp.                                                110          (17,188)
  Federal National Mortgage Association                      30          (21,750)
  FleetBoston Financial Corp.                                60           (9,000)
  Hewlett-Packard Company                                    40             (500)
  Intel Corp.                                                78          (20,463)
  Lincoln National Corp.                                     50           (6,875)
  Philip Morris Companies, Inc.                              45          (18,000)
                                                                  ------------------
                                                                        (108,713)
                                                                  ------------------
Written Puts (-1.0%)
  Alcoa, Inc.                                                40          (16,500)
  Bank of America Corp.                                      20           (7,250)
  Chase Manhattan Corp.                                      30          (24,750)
  Compaq Computer Corp.                                      80           (6,000)
  DaimlerChrysler AG                                         50          (10,250)
  Ford Motor Company                                        250           (9,375)
  Sprint Corp.                                              100          (93,750)
  Target Corp.                                              150          (16,875)
  Texaco, Inc.                                               50           (8,125)
  Walt Disney Company                                        70          (24,500)
  Washington Mutual, Inc.                                    80             (500)
                                                                  ------------------
                                                                        (217,875)
                                                                  ------------------
TOTAL WRITTEN OPTIONS (PREMIUM -$365,190)                               (326,588)
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                              97,907
                                                                  ------------------
NET ASSETS (100.0%)                                               $   22,476,313
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              97

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (65.4%)
Basic Materials (3.9%)
  Forest Products (1.3%)
  Willamette Industries, Inc.                            24,000   $      871,500
                                                                  ------------------
  Paper Products (2.6%)
  Boise Cascade Corp.                                    29,200          837,675
  Kimberly-Clark Corp.                                   15,000          990,000
                                                                  ------------------
                                                                       1,827,675
                                                                  ------------------
Consumer, Cyclical (4.5%)
  Advertising (1.0%)
  Harte-Hanks, Inc.                                      31,000          685,875
                                                                  ------------------
  Broadcasting (1.7%)
  Viacom, Inc. Class B *                                 20,544        1,168,440
                                                                  ------------------
  Retailers - Broadline (0.8%)
  Wal-Mart Stores, Inc.                                  13,000          589,875
                                                                  ------------------
  Retailers - Specialty (1.0%)
  Home Depot, Inc.                                       15,600          670,800
                                                                  ------------------
Consumer, Non-Cyclical (9.5%)
  Consumer Services (2.9%)
  H&R Block, Inc.                                        29,600        1,056,350
  United Parcel Service, Inc.                            16,400          996,300
                                                                  ------------------
                                                                       2,052,650
                                                                  ------------------
  Healthcare (1.5%)
  Tenet Healthcare Corp. *                               27,000        1,061,437
                                                                  ------------------
  Household Products (1.9%)
  Colgate-Palmolive Company                              22,500        1,322,100
                                                                  ------------------
  Pharmaceuticals (3.2%)
  Pfizer, Inc.                                           29,700        1,282,669
  Teva Pharmaceutical Industries, Ltd. ADS               16,300          963,737
                                                                  ------------------
                                                                       2,246,406
                                                                  ------------------
Energy (6.7%)
  Oil Companies - Major (4.2%)
  BP Amoco PLC ADR                                       13,232          674,005
  Exxon Mobil Corp.                                      16,200        1,444,837
  Unocal Corp.                                           23,500          801,938
                                                                  ------------------
                                                                       2,920,780
                                                                  ------------------
  Oil Drilling (1.2%)
  EOG Resources, Inc.                                    21,300          838,688
                                                                  ------------------
  Oilfield Equipment and Services (1.3%)
  Schlumberger, Ltd.                                     12,400          943,950
                                                                  ------------------
Financial (12.6%)
  Banks (2.1%)
  Chase Manhattan Corp.                                  18,750          853,125
  Cullen/Frost Bankers, Inc.                             18,000          599,625
                                                                  ------------------
                                                                       1,452,750
                                                                  ------------------
  Diversified (8.4%)
  American General Corp.                                 20,100        1,618,050
  Citigroup, Inc.                                        18,800          989,350
  First Data Corp.                                       16,800          842,100
  Mellon Financial Corp.                                 30,000        1,447,500
  Wells Fargo & Company                                  21,000          972,563
                                                                  ------------------
                                                                       5,869,563
                                                                  ------------------
  Real Estate (0.5%)
  Crescent Real Estate Equities, Inc.                    18,000          362,250
                                                                  ------------------
  United States Government Agencies (1.6%)
  Federal National Mortgage Association                  14,500        1,116,500
                                                                  ------------------
Independent (1.6%)
  Conglomerate
  Philip Morris Companies, Inc.                          30,300        1,109,737
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
Industrial (4.9%)
  Diversified
  Corning, Inc.                                           8,800   $      673,200
  General Electric Company                               30,000        1,644,375
  Tyco International Group SA ADR                        18,900        1,071,394
                                                                  ------------------
                                                                       3,388,969
                                                                  ------------------
Technology (20.2%)
  Advanced Medical Devices (1.5%)
  Medtronic, Inc.                                        18,800        1,021,075
                                                                  ------------------
  Biotechnology (2.1%)
  Pharmacia Corp.                                        26,180        1,439,900
                                                                  ------------------
  Communications (5.7%)
  Cisco Systems, Inc. *                                  22,700        1,222,962
  Motorola, Inc.                                         22,700          566,081
  Nortel Networks Corp. ADR                              15,900          723,450
  Verizon Communications                                 25,400        1,468,438
                                                                  ------------------
                                                                       3,980,931
                                                                  ------------------
  Computers (4.4%)
  Dell Computer Corp. *                                  26,700          787,650
  EMC Corp. *                                             8,200          730,313
  Hewlett-Packard Company                                15,200          705,850
  Sun Microsystems, Inc. *                                7,800          864,825
                                                                  ------------------
                                                                       3,088,638
                                                                  ------------------
  Diversified (1.6%)
  Diebold, Inc.                                          30,300          787,800
  Viasystems Group, Inc. *                               25,000          354,688
                                                                  ------------------
                                                                       1,142,488
                                                                  ------------------
  Semiconductors (2.6%)
  Intel Corp.                                            28,300        1,273,500
  KLA-Tencor Corp. *                                      5,200          175,825
  National Semiconductor Corp. *                         12,800          332,800
                                                                  ------------------
                                                                       1,782,125
                                                                  ------------------
  Software (2.3%)
  Microsoft Corp. *                                       9,200          633,650
  Oracle Corp. *                                         30,400        1,003,200
                                                                  ------------------
                                                                       1,636,850
                                                                  ------------------
Utilities (1.5%)
  Telephone
  ALLTEL Corp.                                           16,600        1,069,662
                                                                  ------------------
TOTAL COMMON STOCK (COST $38,165,495)                                 45,661,614
                                                                  ------------------
CONVERTIBLE PREFERRED STOCK (2.6%)
Consumer, Cyclical (1.3%)
  Publishing
  Tribune Company                                         8,100          900,801
                                                                  ------------------
Technology (1.3%)
  Communications
  DECS Trust V (Crown Castle International
   Corp.)                                                35,000          914,375
                                                                  ------------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST $1,682,346)                    1,815,176
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (2.0%)
Basic Materials
  Paper Products
  Kimberly-Clark Corp. 7.100% 8-1-2007 (cost
   $1,433,627)                                    $   1,400,000   $    1,429,750
                                                                  ------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               98
                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS (25.0%)
Consumer, Cyclical (4.1%)
  Broadcasting (2.4%)
  CBS Corp. 7.150% 5-20-2005                      $     600,000   $      600,750
  Continental Cablevision, Inc. 8.875%
   9-15-2005                                          1,000,000        1,061,250
                                                                  ------------------
                                                                       1,662,000
                                                                  ------------------
  Consumer Electronics (0.8%)
  RadioShack Corp. 6.950% 9-1-2007                      600,000          582,750
                                                                  ------------------
  Retailers - Broadline (0.9%)
  Wal-Mart Stores, Inc. 6.550% 8-10-2004                600,000          594,750
                                                                  ------------------
Consumer, Non-Cyclical (2.8%)
  Beverages (1.3%)
  Anheuser-Busch Company Inc. 5.375% 9-15-2008        1,000,000          893,750
                                                                  ------------------
  Household Products (1.5%)
  Procter & Gamble Company 5.250% 9-15-2003             600,000          579,750
  The Black & Decker Corp. 7.500% 4-1-2003              500,000          503,750
                                                                  ------------------
                                                                       1,083,500
                                                                  ------------------
Energy (1.8%)
  Oil Drilling
  Northern Natural Gas 6.875% 5-1-2005                  600,000          594,000
  Vastar Resources, Inc. 8.750% 2-1-2005                600,000          639,000
                                                                  ------------------
                                                                       1,233,000
                                                                  ------------------
Financial (7.5%)
  Banks (2.2%)
  Mellon Bank Corp. 6.500% 8-1-2005                     500,000          490,000
  Wells Fargo Bank 7.550% 6-21-2010                   1,000,000        1,011,250
                                                                  ------------------
                                                                       1,501,250
                                                                  ------------------
  Diversified (4.4%)
  Associates Corp. 6.875% 11-15-2008                  1,000,000          963,750
  Block Financial Corp. 8.500% 4-15-2007                700,000          727,125
  Block Financial Corp. 6.750% 11-1-2004                600,000          584,250
  General Electric Capital Corp. 8.125%
   4-1-2008                                             600,000          628,500
  Norwest Financial, Inc. 7.000% 1-15-2003              200,000          200,000
                                                                  ------------------
                                                                       3,103,625
                                                                  ------------------
  Insurance (0.6%)
  Hartford Life, Inc. Class A 6.900% 6-15-2004          400,000          396,500
                                                                  ------------------
  Securities Brokers (0.3%)
  J.P. Morgan & Company, Inc. 7.625% 9-15-2004          200,000          203,250
                                                                  ------------------
Industrial (2.9%)
  Electronic Components and Equipment (2.1%)
  Kent Electronics Corp. 4.500% 9-1-2004              1,075,000          936,594
  Thomas & Betts Corp. 6.500% 1-15-2006                 525,000          509,906
                                                                  ------------------
                                                                       1,446,500
                                                                  ------------------
  Diversified (0.8%)
  Tyco International Group SA ADR 6.375%
   6-15-2005                                            600,000          580,500
                                                                  ------------------
Technology (1.5%)
  Aerospace/Defense (0.4%)
  Lockheed Martin Corp. 7.450% 6-15-2004                300,000          301,125
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
  Communications (1.1%)
  AirTouch Communications, Inc. 7.000%
   10-1-2003                                      $     500,000   $      498,125
  WorldCom, Inc. 6.125% 8-15-2001                       250,000          248,438
                                                                  ------------------
                                                                         746,563
                                                                  ------------------
Utilities (4.4%)
  Electric (1.6%)
  Interstate Power Company 8.625% 9-15-2021             175,000          178,500
  Kentucky Utilities Company 8.550% 5-15-2027           250,000          259,375
  Public Service Electric and Gas Company
   6.375% 5-1-2008                                      750,000          705,937
                                                                  ------------------
                                                                       1,143,812
                                                                  ------------------
  Gas (0.2%)
  Southwest Gas Corp. 7.500% 8-1-2006                   150,000          150,187
                                                                  ------------------
  Telephone (2.6%)
  ALLTEL Corp. 7.250% 4-1-2004                          800,000          795,000
  GTE Hawaiian Telephone Company, Ltd. 7.375%
   9-1-2006                                             550,000          550,000
  GTE Hawaiian Telephone Company, Ltd. 6.750%
   2-15-2005                                            500,000          491,875
                                                                  ------------------
                                                                       1,836,875
                                                                  ------------------
TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $17,569,060)              17,459,937
                                                                  ------------------
LONG-TERM GOVERNMENT BONDS (2.7%)
United States Government Securities
  Treasury Notes
    5.750% 8-15-2003                                    700,000          697,375
    6.250% 8-31-2002                                  1,200,000        1,205,304
                                                                  ------------------
TOTAL LONG-TERM GOVERNMENT BONDS (COST $1,887,661)                     1,902,679
                                                                  ------------------
SHORT-TERM SECURITIES (5.5%)
Repurchase Agreements (0.0%)
  State Street Bank & Trust ***
    3.500% Repurchase Agreement dated 10-31-2000 to be
    repurchased at $28,544 on 11-1-2000               28,541              28,541
                                                                  ------------------
Time Deposit (5.5%)
  State Street Bank & Trust Eurodollar Time
   Deposit
    4.500% 11-1-2000                                  3,800,000        3,800,000
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $3,828,541)                          3,828,541
                                                                  ------------------
TOTAL INVESTMENTS (103.2%) (COST $64,566,730)                         72,097,697
                                                                  ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.2%)                         (2,254,706)
                                                                  ------------------
NET ASSETS (100.0%)                                               $   69,842,991
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              99

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX NWQ VALUE EQUITY

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (91.3%)
Basic Materials (5.7%)
  Chemicals (3.1%)
  Praxair, Inc.                                           9,500   $      353,875
  Rohm and Haas Company                                  11,000          330,688
                                                                  ------------------
                                                                         684,563
                                                                  ------------------
  Paper Products (2.6%)
  International Paper Company                             6,000          219,750
  Kimberly-Clark Corp.                                    5,600          369,600
                                                                  ------------------
                                                                         589,350
                                                                  ------------------
Consumer, Cyclical (10.2%)
  Airlines (2.3%)
  Delta Air Lines, Inc.                                  11,000          519,750
                                                                  ------------------
  Auto Manufacturers (1.8%)
  Ford Motor Company                                     15,733          411,025
                                                                  ------------------
  Auto Parts and Equipment (1.5%)
  Delphi Automotive Systems Corp.                        20,000          313,750
  Visteon Corp.                                           1,178           20,836
                                                                  ------------------
                                                                         334,586
                                                                  ------------------
  Broadcasting (1.9%)
  Time Warner, Inc.                                       5,500          417,505
                                                                  ------------------
  Entertainment (1.2%)
  Carnival Corp.                                         10,500          260,531
                                                                  ------------------
  Retailers - Apparel (0.8%)
  Federated Department Stores, Inc. *                     5,400          175,838
                                                                  ------------------
  Retailers - Specialty (0.7%)
  Pitney Bowes, Inc.                                      5,500          163,281
                                                                  ------------------
Consumer, Non-Cyclical (5.8%)
  Food - Other (1.6%)
  Sara Lee Corp.                                         17,000          366,563
                                                                  ------------------
  Healthcare (2.8%)
  HCA - The Healthcare Company                            6,700          267,581
  Tenet Healthcare Corp. *                                9,000          353,813
                                                                  ------------------
                                                                         621,394
                                                                  ------------------
  Pharmaceuticals (1.4%)
  CVS Corp.                                               6,000          317,625
                                                                  ------------------
Energy (15.3%)
  Coal (2.1%)
  Florida Progress Corp.                                  9,000          478,688
                                                                  ------------------
  Oil Companies - Major (7.6%)
  Anadarko Petroleum Corp.                                4,322          276,824
  Chevron Corp.                                           5,000          410,625
  Conoco, Inc. Class B                                   19,702          535,648
  The Coastal Corp.                                       6,500          490,344
                                                                  ------------------
                                                                       1,713,441
                                                                  ------------------
  Oil Drilling (0.6%)
  Noble Affiliates, Inc.                                  3,400          124,737
                                                                  ------------------
  Oilfield Equipment and Services (5.0%)
  Grant Prideco, Inc. *                                  10,000          185,625
  Halliburton Company                                    10,000          370,625
  Tosco Corp.                                             7,000          200,375
  Weatherford International, Inc. *                      10,000          365,000
                                                                  ------------------
                                                                       1,121,625
                                                                  ------------------
Financial (23.0%)
  Banks (2.5%)
  Chase Manhattan Corp.                                   5,850          266,175
  First Union Corp.                                      10,100          306,156
                                                                  ------------------
                                                                         572,331
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Diversified (12.7%)
  Bank of America Corp.                                  11,894   $      571,655
  Citigroup, Inc.                                         5,000          263,125
  Countrywide Credit Industries, Inc.                    13,500          505,406
  FleetBoston Financial Corp.                            11,000          418,000
  IndyMac Bancorp, Inc. *                                22,000          459,250
  Wells Fargo & Company                                  13,800          639,113
                                                                  ------------------
                                                                       2,856,549
                                                                  ------------------
  Insurance (4.2%)
  Aetna, Inc.                                             4,600          265,937
  Hartford Financial Services Group, Inc.                 9,000          669,938
                                                                  ------------------
                                                                         935,875
                                                                  ------------------
  Securities Brokers (0.9%)
  Bear Stearns Companies, Inc.                            3,179          192,727
                                                                  ------------------
  United States Government Agencies (2.7%)
  Federal National Mortgage Association                   8,000          616,000
                                                                  ------------------
Independent (5.1%)
  Conglomerates
  Fortune Brands, Inc.                                   13,500          397,406
  Philip Morris Companies, Inc.                          20,700          758,138
                                                                  ------------------
                                                                       1,155,544
                                                                  ------------------
Industrial (7.0%)
  Containers and Packaging (1.2%)
  Packaging Corp. of America *                           19,000          279,062
                                                                  ------------------
  Electronic Components and Equipment (1.3%)
  Emerson Electric Company                                3,100          227,656
  Thomas & Betts Corp.                                    3,900           58,988
                                                                  ------------------
                                                                         286,644
                                                                  ------------------
  Heavy Construction (1.6%)
  Deere & Company                                         4,100          150,931
  Ingersoll-Rand Company                                  5,700          215,175
                                                                  ------------------
                                                                         366,106
                                                                  ------------------
  Diversified (2.9%)
  Minnesota Mining & Manufacturing Company                5,000          483,125
                                                          3,200          161,400
                                                                  ------------------
                                                                         644,525
                                                                  ------------------
Technology (13.2%)
  Advanced Medical Devices (1.9%)
  Agilent Technologies, Inc. *                            9,153          423,897
                                                                  ------------------
  Aerospace/Defense (2.2%)
  Honeywell International, Inc.                           9,000          484,313
                                                                  ------------------
  Communications (4.5%)
  AT&T Corp.                                              8,417          195,169
  AT&T Corp. Liberty Media Class A *                     12,000          216,000
  CoreComm, Ltd. *                                       13,500           77,625
  Verizon Communications                                  9,000          520,313
                                                                  ------------------
                                                                       1,009,107
                                                                  ------------------
  Computers (2.0%)
  Hewlett-Packard Company                                 5,000          232,188
  Teradyne, Inc. *                                        7,000          218,750
                                                                  ------------------
                                                                         450,938
                                                                  ------------------
  Diversified (1.3%)
  NTL, Inc. *                                             6,687          293,810
                                                                  ------------------
  Semiconductors (1.3%)
  Texas Instruments, Inc.                                 6,000          294,375
                                                                  ------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               100

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX NWQ VALUE EQUITY

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
Utilities (6.0%)
  Electric (2.1%)
  Southern Company                                       16,000   $      470,000
                                                                  ------------------
  Gas (1.4%)
  Peoples Energy Corp.                                    9,000          309,374
                                                                  ------------------
  Telephone (2.5%)
  ALLTEL Corp.                                            3,500          225,531
  Telephone and Data Systems, Inc.                        3,300          348,150
                                                                  ------------------
                                                                         573,681
                                                                  ------------------
TOTAL COMMON STOCK (COST $18,491,871)                                 20,515,360
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (8.6%)
Other Short-Term Securities (4.4%)
  SSgA Money Market Fund
    7-day yield of 6.290% 11-1-2000               $     997,000   $      997,000
                                                                  ------------------
Repurchase Agreements (4.2%)
  State Street Bank & Trust ***
    3.500% Repurchase Agreement dated
    10-31-2000 to be repurchased at $954,399
    on 11-1-2000                                        954,308          954,308
                                                                  ------------------
TOTAL SHORT-TERM SECURITIES (COST $1,951,308)                          1,951,308
                                                                  ------------------
TOTAL INVESTMENTS (99.9%) (COST $20,443,179)                          22,466,668
                                                                  ------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                              13,949
                                                                  ------------------
NET ASSETS (100.0%)                                               $   22,480,617
                                                                  ==================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              101

     See notes to schedule of investments at page 103.
     The notes to the financial statements are an integral part of these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX C.A.S.E. GROWTH

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCK (94.9%)
Consumer, Cyclical (12.1%)
  Footwear (8.0%)
  Abercrombie & Fitche Company Class A *                 30,000   $      706,875
                                                                  ------------------
  Retailers - Apparel (4.1%)
  Claire's Stores, Inc.                                  15,500          311,937
  Jones Apparel Group *                                   1,900           52,844
                                                                  ------------------
                                                                         364,781
                                                                  ------------------
Consumer, Non-Cyclical (4.0%)
  Pharmaceuticals
  Pfizer, Inc.                                            6,200          267,762
  SmithKline Beecham PLC ADR                              1,300           84,744
                                                                  ------------------
                                                                         352,506
                                                                  ------------------
Energy (9.0%)
  Oil Drilling (4.0%)
  Diamond Offshore Drilling, Inc.                        10,100          349,080
                                                                  ------------------
  Oilfield Equipment and Services (5.0%)
  Halliburton Company                                    12,000          444,750
                                                                  ------------------
Financial (6.1%)
  Banks (1.9%)
  Chase Manhattan Corp.                                   3,750          170,625
                                                                  ------------------
  Diversified (4.2%)
  Bank of America Corp.                                   2,600          124,963
  Citigroup, Inc.                                         4,666          245,548
                                                                  ------------------
                                                                         370,511
                                                                  ------------------
Industrial (3.5%)
  Electronic Components and Equipment (1.3%)
  Kulicke and Soffa Industries, Inc. *                    8,000          117,500
                                                                  ------------------
  Diversified (2.2%)
  Brooks Automation, Inc. *                               7,300          193,450
                                                                  ------------------
Technology (60.2%)
  Communications (23.7%)
  Adaptive Broadband Corp. *                             13,000          208,812
  ADC Telecommunications, Inc. *                         21,600          461,700
  ANTEC Corp. *                                           5,500           67,031
  AT&T Corp.                                              5,550          128,691
  Avaya, Inc. *                                             283            3,803
  DMC Stratex Networks, Inc. *                           14,000          323,750
  Global Crossing, Ltd. *                                 4,000           94,500
  Motorola, Inc.                                          5,000          124,688
  Nextel Communications, Inc. Class A *                   2,000           76,875
  Nortel Networks Corp. ADR                               1,800           81,900
  QUALCOMM, Inc. *                                        8,000          520,875
                                                                  ------------------
                                                                       2,092,625
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                          SHARES           VALUE
------------------------------------------------------------------------------------
  Computers (5.1%)
  Commerce One, Inc. *                                    7,000   $      449,312
                                                                  ------------------
  Diversified (1.8%)
  JDS Uniphase Corp. *                                    2,000          162,750
                                                                  ------------------
  Semiconductors (21.5%)
  Altera Corp. *                                         11,300          462,594
  Conexant Systems, Inc. *                               11,500          302,594
  Vitesse Semiconductor Corp. *                           7,000          489,562
  Xilinx, Inc. *                                          9,000          651,938
                                                                  ------------------
                                                                       1,906,688
                                                                  ------------------
  Software (8.1%)
  America Online, Inc. *                                  4,000          201,720
  Microsoft Corp. *                                       2,900          199,738
  Sycamore Networks, Inc. *                               5,000          316,250
                                                                  ------------------
                                                                         717,708
                                                                  ------------------
TOTAL COMMON STOCK (COST $9,722,354)                                   8,399,161
                                                                  ------------------

------------------------------------------------------------------------------------
DESCRIPTION                                         PRINCIPAL         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (8.8%)
Repurchase Agreements
State Street Bank & Trust ***
 3.500% Repurchase Agreement dated 10-31-2000
 to be repurchased at $773,529 on 11-1-2000
 (cost $773,455)                                  $     773,455   $      773,455
                                                                  ------------------
TOTAL INVESTMENTS (103.7%) (COST $10,495,809)                          9,172,616
                                                                  ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.7%)                           (325,531)
                                                                  ------------------
NET ASSETS (100.0%)                                               $    8,847,085
                                                                  ==================

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000
                               102

                                            See notes to schedule of investments
                                            at page 103.
                                            The notes to the financial
                                            statements are an integral part of
                                            these schedules.

October 31, 2000
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS
-------------------------------------------------------------
-------------------------------------------------------------

  ADR, GDR, NYRS, or ADS after the name of a security represents American
    Depository Receipts, Global Depository Receipts, New York Registered Shares or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian.

  144A after the name of a security represents a security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

+   Non-U.S. securities.

#   ContiFinancial Corp. is currently in default on interest payments.

@ Notional amount of forward foreign currency contracts and principal amount of foreign bonds are denominated in the indicated currency:
   B-British Pound; C-Canadian Dollar; E-Euro; H-Hong Kong Dollar; J-Japanese Yen; K-Swedish Krona; W-South Korean Won

*   Presently non-income producing.

** Ratings indicated are by Standard & Poor's/Moody's, respectively, and are unaudited; NR: not rated by this service.

(caret) Step Bond.

-   Warrants expiring 5-31-2009.

  See Note 1 in the Notes to Financial Statements for security valuation, futures, options, forward foreign currency contracts and other derivative transactions as well as other significant accounting policies.

  See Note 5 in the Notes to Financial Statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.

   *** REPURCHASE AGREEMENT COLLATERAL TABLE
   ------------------------------------------------------------------------------------------------------------------------
                                                                                                         Market Value and
                                                                                                         Accrued Interest
                                           Principal Amount     Description                                 10-31-2000
   ------------------------------------------------------------------------------------------------------------------------
                                                                U. S. Treasury Notes 6.000%,
   IDEX JCC Growth                        $            70,000   8-15-2004                              $             71,201
                                                                U. S. Treasury Notes 5.875%,
   IDEX JCC Global                                     40,000   10-31-2001                                           39,285
                                                                U. S. Treasury Notes 10.000%,
   IDEX JCC Balanced                                   25,000   5-15-2010                                            30,063
                                                                U. S. Treasury Notes 11.125%,
   IDEX JCC Capital Appreciation                       35,000   8-15-2003                                            40,376
                                                                U. S. Treasury Notes 6.250%,
   IDEX Alger Aggressive Growth                        75,000   2-15-2003                                            76,406
                                                                U. S. Treasury Notes 6.250%,
   IDEX Pilgrim Baxter Mid Cap Growth                  70,000   1-31-2002                                            71,050
                                                                U. S. Treasury Notes 10.750%,
   IDEX Pilgrim Baxter Technology                      35,000   2-15-2003                                            39,276
                                                                U. S. Treasury Bonds 6.375%,
   IDEX Gabelli Global Growth                       1,875,000   8-15-2027                                         2,015,625
                                                                U. S. Treasury Notes 7.000%,
   IDEX Goldman Sachs Growth                           45,000   7-15-2006                                            48,385
                                                                U. S. Treasury Notes 6.250%,
   IDEX Transamerica Equity                           420,000   1-31-2002                                           426,300
                                                                U. S. Treasury Bonds 14.000%,
   IDEX Transamerica Small Company                    120,000   11-15-2011                                          175,950
                                                                U. S. Treasury Notes 5.625%,
   IDEX Salomon All Cap                             4,775,000   2-15-2006                                         4,792,906
                                                                U. S. Treasury Notes 5.750%,
   IDEX Great Companies - America                      85,000   11-30-2002                                           86,700
                                                                U. S. Treasury Notes 7.500%,
   IDEX Great Companies - Technology                   65,000   5-15-2002                                            68,575
                                                                U. S. Treasury Bonds 12.000%,
   IDEX AEGON Income Plus                              35,000   8-15-2013                                            48,825
                                                                U. S. Treasury Bonds 11.250%,
   IDEX GE International Equity                        25,000   2-15-2015                                            38,213
                                                                U. S. Treasury Notes 8.750%,
   IDEX GE U.S. Equity                                275,000   11-15-2008                                          305,938
                                                                U. S. Treasury Bonds 13.250%,
   IDEX Dean Asset Allocation                          25,000   5-15-2014                                            38,531
                                                                U. S. Treasury Notes 5.875%,
   IDEX LKCM Strategic Total Return                    30,000   9-30-2002                                            30,080
                                                                U. S. Treasury Notes 5.750%,
   IDEX Value Equity                                  955,000   11-30-2002                                          974,100
                                                                U. S. Treasury Notes 6.125%,
   IDEX C.A.S.E. Growth                               770,000   8-15-2007                                           792,647

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000
                                              103

     The notes to the financial statements are an integral part of these schedules.

PREFACE TO THE FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

         This schedule is also known as the Balance Sheet. Its objective is to report the financial position (net worth) of your fund. Items listed are the major components of your fund's net assets. Net Assets are derived by subtracting liabilities from assets. Net Asset Value Per Share is Net Assets divided by the Shares of Beneficial Interest Outstanding of the fund. Items of particular interest are defined below.

         ASSETS Articles of value the fund owns such as investments and receivables

         LIABILITIES Obligations of the fund such as expenses and payables

         NET ASSETS The result of Assets less Liabilities

         NET ASSETS CONSIST OF Composition of Net Assets in terms of Capital, investments by shareholders and accumulated earnings and profits of the fund

         SHARES OF BENEFICIAL INTEREST OUTSTANDING The number of shares owned by shareholders for each Share Class at the close of the period

         NET ASSET VALUE ("NAV") PER SHARE Net Assets attributable to a particular Class of Shares divided by the shares outstanding of that Class

         MAXIMUM OFFERING PRICE PER SHARE The NAV plus the maximum sales load, if any, attributable to the Share Class

STATEMENT OF OPERATIONS

         This schedule is also known as the Income Statement. Its objective is to provide a financial summary of each fund's operations by listing the revenues generated during the period, expenses incurred during the period and the fund's profits and/or losses. Items of particular interest are defined below.

         INVESTMENT INCOME Earnings on fund investments such as dividends and interest

         EXPENSES Expenses incurred by the funds such as management fees

         NET INVESTMENT INCOME OR LOSS The result of Investment Income less Expenses

         REALIZED GAINS OR LOSSES Gains or Losses from the sale of investments

         UNREALIZED GAINS OR LOSSES The difference between the current market value and the market value from prior period.


    IDEX MUTUAL FUNDS
104 ANNUAL REPORT 2000

STATEMENT OF CHANGES IN NET ASSETS

         The objective of this statement is to summarize, in comparative form, the changes in net assets resulting from operations. For comparative purposes, the two most recent reporting periods are provided. Items of particular interest are defined below.

         OPERATIONS Summarized information from the Statement of Operations

         DISTRIBUTIONS TO SHAREHOLDERS Capital Gains and Investment Income distributions paid to shareholders

         CHANGE IN NET ASSETS RESULTING FROM SHARES OF BENEFICIAL INTEREST The change in Net Assets due to share purchases, reinvestment of distributions and share redemptions in the fund

         UNDISTRIBUTED NET INVESTMENT INCOME The amount of Net Investment Income that was not distributed to shareholders

FINANCIAL HIGHLIGHTS

         The objective of this table is to present all critical financial data in terms of per share amounts beginning with the ending NAV from the prior period, carrying through all current period income or loss, capital gains and distributions to arrive at the NAV at the end of the current period. Other specific detail represented within the schedule is defined below.

         TOTAL RETURN The performance over a one year period of an investment, assuming no sales load and reinvestment of any distributions

         EXPENSE RATIO The percentage of a fund's average net assets used to pay its expenses. These expenses are deducted from fund assets, not from shareholder accounts

         PORTFOLIO TURNOVER RATIO A measure of fund trading activity during the year. A turnover ratio of 100% would represent a portfolio whose average holding period for a security was one year. A higher percentage would represent a shorter holding period. Funds with high turnover ratios incur higher transaction costs and are more likely to realize and distribute net capital gains


                                                           IDEX MUTUAL FUNDS
                                                          ANNUAL REPORT 2000 105

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2000

                                                                  IDEX JCC               IDEX JCC               IDEX JCC
 ALL NUMBERS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS               GROWTH                 GLOBAL                BALANCED
ASSETS:
  Investment securities, at market value..............        $       4,149,581      $       1,781,328      $         465,071
  Cash (1)............................................                        -                     13                     10
  Receivables:
    Investment securities sold........................                    6,996                  5,780                  2,452
    Shares of beneficial interest sold................                    8,027                  1,748                  3,751
    Interest..........................................                        -                      -                  3,589
    Dividends.........................................                      192                    729                    118
    Due from investment adviser.......................                        -                      -                      -
  Forward foreign currency contracts..................                        -                 12,912                     24
  Other...............................................                      379                    100                     16
                                                              -----------------      -----------------      -----------------
                                                                      4,165,175              1,802,610                475,031
                                                              -----------------      -----------------      -----------------
LIABILITIES:
  Accounts payable:
    Investment securities purchased...................                   13,500                  5,234                  1,723
    Shares of beneficial interest redeemed............                    3,321                  3,713                    975
  Accrued liabilities:
    Management and advisory fees......................                      503                    300                    369
    Distribution fees.................................                    1,504                  1,094                    312
    Transfer agent fees and expenses..................                    1,085                    872                    193
  Forward foreign currency contracts..................                        -                  3,414                     19
  Other...............................................                      979                    785                    139
                                                              -----------------      -----------------      -----------------
                                                                         20,892                 15,412                  3,730
                                                              -----------------      -----------------      -----------------
NET ASSETS............................................        $       4,144,283      $       1,787,198      $         471,301
                                                              =================      =================      =================

NET ASSETS CONSIST OF:
  Shares of beneficial interest, unlimited shares
    authorized........................................                2,579,554              1,397,843                446,816
  Undistributed net investment income (loss) or
    (distribution in excess of net investment
    income)...........................................                     (264)               (10,951)                   463
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and foreign
    currency transactions.............................                  294,019                 96,360                  6,723
  Net unrealized appreciation (depreciation) of
    investments, futures/options contracts and on
    translation of assets and liabilities in foreign
    currencies........................................                1,270,974                303,946                 17,299
                                                              -----------------      -----------------      -----------------
NET ASSETS............................................        $       4,144,283      $       1,787,198      $         471,301
                                                              -----------------      -----------------      -----------------
  Investment securities, at cost......................        $       2,878,685      $       1,486,824      $         447,780
                                                              =================      =================      =================

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
    Class A shares....................................                   39,431                 18,647                  6,757
    Class B shares....................................                   18,422                 15,775                 11,614
    Class C shares....................................                    2,890                  2,978                  2,151
    Class M shares....................................                    6,789                  7,876                  3,357
    Class T shares....................................                   27,532                      -                      -

NET ASSET VALUE PER SHARE:
    Class A shares....................................        $           43.81      $           40.20      $           19.75
    Class B shares....................................        $           42.08      $           38.97      $           19.73
    Class C shares....................................        $           42.08      $           38.98      $           19.73
    Class M shares....................................        $           42.35      $           38.94      $           19.73
    Class T shares....................................        $           44.76      $               -      $               -

MAXIMUM OFFERING PRICE PER SHARE (2):
    Class A shares....................................        $           46.36      $           42.54      $           20.90
    Class M shares....................................        $           42.78      $           39.33      $           19.93
    Class T shares....................................        $           48.92      $               -      $               -

See notes to the Statements of Assets and Liabilities on pages 110 and 111.

The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

          IDEX JCC               IDEX JCC              IDEX ALGER         IDEX T. ROWE PRICE     IDEX T. ROWE PRICE
    CAPITAL APPRECIATION      FLEXIBLE INCOME       AGGRESSIVE GROWTH       DIVIDEND GROWTH           SMALL CAP
     $         461,089       $          45,214      $         327,764      $          16,843      $          20,485
                     -                     261                    476                      1                      1
                   478                       -                  6,684                     18                     46
                 2,935                     319                 13,309                    266                    160
                     -                     717                      1                      1                      1
                    45                       -                     31                     15                      1
                     -                       -                      -                      -                     10
                     -                      11                      -                      -                      -
                    15                       5                     18                      -                      -
     -----------------       -----------------      -----------------      -----------------      -----------------
               464,562                  46,527                348,283                 17,144                 20,704
     -----------------       -----------------      -----------------      -----------------      -----------------
                 2,787                   1,361                 16,984                    163                    125
                 1,964                     134                    340                     27                     11
                   296                      30                     71                      2                      -
                   289                      25                    189                     11                     12
                   470                      14                    355                     13                     29
                     -                       7                      -                      -                      -
                   178                      29                    116                     28                     31
     -----------------       -----------------      -----------------      -----------------      -----------------
                 5,984                   1,600                 18,055                    244                    208
     -----------------       -----------------      -----------------      -----------------      -----------------
     $         458,578       $          44,927      $         330,228      $          16,900      $          20,496
     =================       =================      =================      =================      =================

               493,057                  46,165                313,420                 16,057                 20,390
                   (10)                     (3)                   (12)                     -                      -
               (29,800)                 (1,039)                 2,975                   (593)                   (52)
                (4,669)                   (196)                13,845                  1,436                    158
     -----------------       -----------------      -----------------      -----------------      -----------------
     $         458,578       $          44,927      $         330,228      $          16,900      $          20,496
     -----------------       -----------------      -----------------      -----------------      -----------------
     $         465,760       $          45,415      $         313,922      $          15,406      $          20,327
     =================       =================      =================      =================      =================

                 5,517                   1,785                  5,136                    513                    627
                 5,986                   1,513                  3,704                    715                    622
                 1,378                     882                    531                    182                    125
                 1,640                     672                  1,059                    180                    191
                     -                       -                      -                      -                      -

     $           32.08       $            9.26      $           32.07      $           10.64      $           13.17
     $           31.25       $            9.26      $           31.23      $           10.63      $           13.05
     $           31.25       $            9.26      $           31.23      $           10.63      $           13.05
     $           31.38       $            9.26      $           31.36      $           10.63      $           13.07
     $               -       $               -      $               -      $               -      $               -

     $           33.95       $            9.72      $           33.94      $           11.26      $           13.94
     $           31.70       $            9.35      $           31.68      $           10.74      $           13.20
     $               -       $               -      $               -      $               -      $               -

    IDEX PILGRIM BAXTER
      MID CAP GROWTH
    $         161,379
                    -
                    -
                1,619
                    4
                    5
                   10
                    -
                    2
    -----------------
              163,019
    -----------------
               13,774
                  168
                    -
                   98
                  170
                    -
                   77
    -----------------
               14,287
    -----------------
    $         148,732
    =================
              156,674
                   (1)
               (2,916)
               (5,025)
    -----------------
    $         148,732
    -----------------
    $         166,403
    =================
                2,333
                3,284
                  817
                  709
                    -
    $           20.94
    $           20.76
    $           20.76
    $           20.79
    $               -
    $           22.16
    $           21.00
                    -

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

October 31, 2000

                                                             IDEX PILGRIM BAXTER       IDEX GABELLI           IDEX GOLDMAN
 ALL NUMBERS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS             TECHNOLOGY            GLOBAL GROWTH          SACHS GROWTH
ASSETS:
  Investment securities, at market value..............        $          90,108      $          25,178      $          28,946
  Cash (1)............................................                        -                      -                      9
  Receivables:
    Investment securities sold........................                      543                      -                      -
    Shares of beneficial interest sold................                    1,312                  1,451                    225
    Interest..........................................                        2                      -                      1
    Dividends.........................................                        -                      -                      9
    Due from investment adviser.......................                        6                     54                      5
  Forward foreign currency contracts..................                        -                      7                      -
  Other...............................................                        2                      1                      -
                                                              -----------------      -----------------      -----------------
                                                                         91,973                 26,691                 29,195
                                                              -----------------      -----------------      -----------------
LIABILITIES:
  Accounts payable:
    Investment securities purchased...................                    3,501                  5,918                  5,180
    Shares of beneficial interest redeemed............                       92                      -                      1
  Accrued liabilities:
    Management and advisory fees......................                        -                      -                      -
    Distribution fees.................................                       63                      9                     13
    Transfer agent fees and expenses..................                       37                      2                     16
  Forward foreign currency contracts..................                        -                      1                      -
  Other...............................................                       71                      7                     30
                                                              -----------------      -----------------      -----------------
                                                                          3,764                  5,937                  5,240
                                                              -----------------      -----------------      -----------------
NET ASSETS............................................        $          88,209      $          20,754      $          23,955
                                                              =================      =================      =================

NET ASSETS CONSIST OF:
  Shares of beneficial interest, unlimited shares
    authorized........................................                  105,023                 20,569                 22,981
  Undistributed net investment income (loss) or
    (distribution in excess of net investment
    income)...........................................                       (1)                    33                      -
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and foreign
    currency transactions.............................                   (7,105)                     -                    182
  Net unrealized appreciation (depreciation) of
    investments, futures/options contracts and on
    translation of assets and liabilities in foreign
    currencies........................................                   (9,708)                   152                    792
                                                              -----------------      -----------------      -----------------
NET ASSETS............................................        $          88,209      $          20,754      $          23,955
                                                              -----------------      -----------------      -----------------
  Investment securities, at cost......................        $          99,817      $          25,030      $          28,154
                                                              =================      =================      =================

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
    Class A shares....................................                    3,974                    446                    525
    Class B shares....................................                    5,965                    652                    637
    Class C shares....................................                    1,745                    743                    523
    Class M shares....................................                    1,389                    223                    240

NET ASSET VALUE PER SHARE:
    Class A shares....................................        $            6.78      $           10.06      $           12.54
    Class B shares....................................        $            6.73      $           10.05      $           12.41
    Class C shares....................................        $            6.73      $           10.05      $           12.41
    Class M shares....................................        $            6.74      $           10.05      $           12.43

MAXIMUM OFFERING PRICE PER SHARE (2):
    Class A shares....................................        $            7.17      $           10.65      $           13.27
    Class M shares....................................        $            6.81      $           10.15      $           12.56

See notes to the Statements of Assets and Liabilities on pages 110 and 111.




The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

     IDEX TRANSAMERICA      IDEX TRANSAMERICA        IDEX SALOMON        IDEX GREAT COMPANIES    IDEX GREAT COMPANIES
          EQUITY              SMALL COMPANY             ALL CAP              AMERICA(SM)            TECHNOLOGY(SM)
     $           8,118      $          11,657      $          82,194      $          25,078       $          11,088
                     -                      -                    107                  1,082                     159
                     -                      -                  1,551                      -                       -
                    83                    367                  2,391                  1,195                     679
                     -                      -                     31                      -                       -
                     1                      3                     60                     15                       1
                     4                      6                     49                     24                      33
                     -                      -                      -                      -                       -
                     -                      -                      1                      -                       -
     -----------------      -----------------      -----------------      -----------------       -----------------
                 8,206                 12,033                 86,384                 27,394                  11,960
     -----------------      -----------------      -----------------      -----------------       -----------------
                   190                    104                    942                  1,520                     159
                     -                      -                     24                      2                       3
                     -                      -                      -                      -                       -
                     4                      7                     50                     12                       5
                     4                      4                     58                      2                       3
                     -                      -                      -                      -                       -
                    28                     32                     72                     23                      20
     -----------------      -----------------      -----------------      -----------------       -----------------
                   226                    147                  1,146                  1,559                     190
     -----------------      -----------------      -----------------      -----------------       -----------------
     $           7,980      $          11,886      $          85,238      $          25,835       $          11,770
     =================      =================      =================      =================       =================

                 7,912                 12,835                 79,597                 24,665                  13,334
                     -                      2                      8                      -                       -
                   (72)                  (224)                 3,042                    (20)                   (206)
                   140                   (727)                 2,591                  1,190                  (1,358)
     -----------------      -----------------      -----------------      -----------------       -----------------
     $           7,980      $          11,886      $          85,238      $          25,835       $          11,770
     -----------------      -----------------      -----------------      -----------------       -----------------
     $           7,978      $          12,384      $          79,612      $          23,888       $          12,445
     =================      =================      =================      =================       =================

                   300                    428                  1,649                  1,264                     797
                   281                    504                  2,488                    742                     416
                   111                    197                    695                    272                     182
                    96                    241                    701                    165                      90

     $           10.16      $            8.70      $           15.51      $           10.58       $            7.93
     $           10.12      $            8.66      $           15.36      $           10.56       $            7.91
     $           10.12      $            8.66      $           15.36      $           10.56       $            7.91
     $           10.12      $            8.67      $           15.38      $           10.56       $            7.92

     $           10.75      $            9.21      $           16.41      $           11.20       $            8.39
     $           10.22      $            8.76      $           15.54      $           10.67       $            8.00

       IDEX GREAT COMPANIES
            GLOBAL(2)

     $           3,727
                    64
                     -
                   271
                     -
                     1
                    62
                     -
                     -
     -----------------
                 4,125
     -----------------
                   175
                     -
                     -
                     2
                     3
                     -
                     4
     -----------------
                   184
     -----------------
     $           3,941
     =================
                 3,919
                     -
                    (3)
                    25
     -----------------
     $           3,941
     -----------------
     $           3,702
     =================
                   222
                    59
                    36
                    85
     $            9.81
     $            9.80
     $            9.80
     $            9.80
     $           10.38
     $            9.90

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

October 31, 2000

                                                               IDEX AEGON           IDEX FEDERATED               IDEX GE
ALL NUMBERS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS            INCOME PLUS          TAX EXEMPT (3)       INTERNATIONAL EQUITY (4)
ASSETS:
  Investment securities, at market value............        $          67,140      $          20,694        $          12,758
  Cash (1)..........................................                        -                      4                       11
  Receivables:
    Investment securities sold......................                        -                      -                      434
    Shares of beneficial interest sold..............                       83                     17                      279
    Interest........................................                    1,348                    277                        -
    Dividends.......................................                        -                      -                       25
    Due from investment adviser.....................                        -                      -                        6
  Forward foreign currency contracts................                        -                      -                        1
  Other.............................................                       15                      5                        1
                                                            -----------------      -----------------        -----------------
                                                                       68,586                 20,997                   13,515
                                                            -----------------      -----------------        -----------------
LIABILITIES:
  Accounts payable:
    Investment securities purchased.................                        -                      -                      583
    Shares of beneficial interest redeemed..........                       52                      5                        7
  Accrued liabilities:
    Management and advisory fees....................                       34                     10                        -
    Distribution fees...............................                       30                      7                        7
    Transfer agent fees and expenses................                       14                     13                        9
  Forward foreign currency contracts................                        -                      -                        2
  Other.............................................                       45                     26                       54
                                                            -----------------      -----------------        -----------------
                                                                          175                     61                      662
                                                            -----------------      -----------------        -----------------
NET ASSETS..........................................        $          68,411      $          20,936        $          12,853
                                                            =================      =================        =================

NET ASSETS CONSIST OF:
  Shares of beneficial interest, unlimited shares
    authorized......................................                   76,428                 21,742                   12,303
  Undistributed net investment income (loss) or
    (distribution in excess of net investment
    income).........................................                      165                     40                       (7)
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and
    foreign currency transactions...................                   (1,983)                (1,154)                   1,185
  Net unrealized appreciation (depreciation) of
    investments, futures/options contracts and on
    translation of assets and liabilities in foreign
    currencies......................................                   (6,199)                   308                     (628)
                                                            -----------------      -----------------        -----------------
NET ASSETS..........................................        $          68,411      $          20,936        $          12,853
                                                            -----------------      -----------------        -----------------
  Investment securities, at cost....................        $          73,342      $          20,387        $          13,384
                                                            =================      =================        =================

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
    Class A shares..................................                    5,330                  1,559                      546
    Class B shares..................................                    1,495                    158                      351
    Class C shares..................................                      111                     18                       50
    Class M shares..................................                      467                    185                       67

NET ASSET VALUE PER SHARE:
    Class A shares..................................        $            9.24      $           10.91        $           12.76
    Class B shares..................................        $            9.24      $           10.90        $           12.53
    Class C shares..................................        $            9.24      $           10.90        $           12.53
    Class M shares..................................        $            9.24      $           10.91        $           12.57

MAXIMUM OFFERING PRICE PER SHARE (2):
    Class A shares..................................        $            9.70      $           11.45        $           13.50
    Class M shares..................................        $            9.33      $           11.02        $           12.70

(1) IDEX GE International Equity cash balance includes foreign cash of $6 with a cost of $6.

(2) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Class B and Class C shares represents offering price. The redemption price for Class B and Class M shares equals net asset value less any applicable contingent deferred sales charges.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

          IDEX GE               IDEX DEAN               IDEX LKCM                IDEX NWQ             IDEX C.A.S.E.
        U.S. EQUITY         ASSET ALLOCATION      STRATEGIC TOTAL RETURN       VALUE EQUITY              GROWTH
     $           9,409      $          22,705       $          72,098        $          22,467      $           9,173
                     -                      -                       -                        -                      -
                    59                      -                   1,874                        -                    152
                   143                     78                      58                       53                      4
                     -                     81                     357                        5                      -
                     4                     43                      59                       16                      2
                    25                      -                       -                        3                      3
                     -                      -                       -                        -                      -
                     -                      6                       8                        2                      2
     -----------------      -----------------       -----------------        -----------------      -----------------
                 9,640                 22,913                  74,454                   22,546                  9,336
     -----------------      -----------------       -----------------        -----------------      -----------------
                   166                      -                   4,400                        -                    456
                     -                     50                      68                        9                      4
                     -                      7                      40                        -                      -
                     6                     13                      35                       13                      5
                     5                     20                      35                       12                      8
                     -                      -                       -                        -                      -
                    36                    347                      33                       31                     16
     -----------------      -----------------       -----------------        -----------------      -----------------
                   213                    437                   4,611                       65                    489
     -----------------      -----------------       -----------------        -----------------      -----------------
     $           9,427      $          22,476       $          69,843        $          22,481      $           8,847
     =================      =================       =================        =================      =================

                 9,281                 20,584                  61,892                   20,706                  9,940
                     -                     43                      (5)                       2                     (1)
                   (62)                 1,065                     423                     (251)                   231
                   208                    784                   7,533                    2,024                 (1,323)
     -----------------      -----------------       -----------------        -----------------      -----------------
     $           9,427      $          22,476       $          69,843        $          22,481      $           8,847
     -----------------      -----------------       -----------------        -----------------      -----------------
     $           9,201      $          21,961       $          64,567        $          20,443      $          10,496
     =================      =================       =================        =================      =================

                   275                    772                   2,404                      653                    404
                   337                    722                   1,139                      828                    348
                   193                     44                     148                       87                     27
                    69                    225                     413                      198                     94

     $           10.83      $           12.75       $           17.02        $           12.91      $           10.26
     $           10.79      $           12.74       $           17.01        $           12.61      $           10.01
     $           10.79      $           12.74       $           17.01        $           12.61      $           10.01
     $           10.79      $           12.74       $           17.01        $           12.66      $           10.05

     $           11.46      $           13.49       $           18.01        $           13.66      $           10.86
     $           10.90      $           12.87       $           17.18        $           12.79      $           10.15

  (3) Effective June 15, 2000, IDEX AEGON Tax Exempt changed its name to IDEX Federated Tax Exempt.

  (4) Effective March 1, 2000 IDEX GE/Scottish Equitable International Equity changed its name to IDEX GE International Equity.

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

STATEMENTS OF OPERATIONS
For the year ended October 31, 2000

                                                                  IDEX JCC               IDEX JCC               IDEX JCC
               ALL NUMBERS IN THOUSANDS                            GROWTH                 GLOBAL                BALANCED
INVESTMENT INCOME:
  Interest............................................        $          26,495      $          11,838      $          10,481
  Dividends...........................................                    6,670                  6,273                  1,271
    Less withholding taxes on foreign dividends.......                     (293)                  (670)                   (12)
                                                              -----------------      -----------------      -----------------
                                                                         32,872                 17,441                 11,740
                                                              -----------------      -----------------      -----------------
EXPENSES:
  Management and advisory fees........................                   36,671                 15,074                  3,451
  Transfer agent fees and expenses....................                    5,886                  3,545                    819
  Custody and accounting fees and expenses............                      503                  1,342                    114
  Registration fees...................................                      544                    324                    135
  Trustees fees and expenses..........................                      229                     62                      8
  Audit fees and expenses.............................                       82                     46                     15
  Other...............................................                      731                    512                     95
  Distribution and service fees:
    Class A...........................................                    6,381                  2,586                    367
    Class B...........................................                    6,442                  5,397                  1,669
    Class C...........................................                      725                    678                    201
    Class M...........................................                    2,305                  2,504                    477
                                                              -----------------      -----------------      -----------------
  Gross Expenses......................................                   60,499                 32,070                  7,351
  Less fee waivers and reimbursements by the
    investment adviser................................                   (1,141)                     -                    (72)
                                                              -----------------      -----------------      -----------------
  Net Expenses........................................                   59,358                 32,070                  7,279
                                                              -----------------      -----------------      -----------------
NET INVESTMENT INCOME (LOSS)..........................                  (26,486)               (14,629)                 4,461
                                                              -----------------      -----------------      -----------------

REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) during the period on:
    Investments.......................................                  294,630                 71,914                  6,427
    Futures/options contracts.........................                        -                      -                      -
    Foreign currency transactions.....................                       17                 25,548                    213
                                                              -----------------      -----------------      -----------------
                                                                        294,647                 97,462                  6,640
                                                              -----------------      -----------------      -----------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) during
    the period on:
    Investments.......................................                      165                 25,670                 (2,905)
    Futures/options contracts.........................                        -                      -                      -
    Translation of assets and liabilities denominated
      in foreign currency.............................                        -                 11,332                     (9)
                                                              -----------------      -----------------      -----------------
                                                                            165                 37,002                 (2,914)
                                                              -----------------      -----------------      -----------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS.........                  294,812                134,464                  3,726
                                                              -----------------      -----------------      -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................        $         268,326      $         119,835      $           8,187
                                                              =================      =================      =================

See notes to the Statements of Operations on pages 116 and 117.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

          IDEX JCC               IDEX JCC              IDEX ALGER         IDEX T. ROWE PRICE     IDEX T. ROWE PRICE
    CAPITAL APPRECIATION      FLEXIBLE INCOME       AGGRESSIVE GROWTH       DIVIDEND GROWTH           SMALL CAP
     $           1,098       $           2,594      $           1,451      $              33      $              35
                   136                      12                    406                    189                     14
                     -                       -                     (3)                    (2)                     -
     -----------------       -----------------      -----------------      -----------------      -----------------
                 1,234                   2,606                  1,854                    220                     49
     -----------------       -----------------      -----------------      -----------------      -----------------
                 3,892                     293                  2,415                     80                     96
                 1,601                      84                  1,478                     54                     90
                   111                      52                     70                     65                     73
                   201                      34                    120                     20                     21
                    12                       3                     11                      -                      -
                    24                      17                     25                      9                      9
                   162                      10                    159                      5                      8
                   597                      52                    548                     11                     17
                 1,459                     116                  1,017                     45                     46
                   301                      17                    100                      9                      7
                   376                      40                    300                     12                     16
     -----------------       -----------------      -----------------      -----------------      -----------------
                 8,736                     718                  6,243                    310                    383
                  (164)                     (8)                  (653)                  (113)                  (153)
     -----------------       -----------------      -----------------      -----------------      -----------------
                 8,572                     710                  5,590                    197                    230
     -----------------       -----------------      -----------------      -----------------      -----------------
                (7,338)                  1,896                 (3,736)                    23                   (181)
     -----------------       -----------------      -----------------      -----------------      -----------------

               (28,968)                   (835)                 4,318                   (553)                   (38)
                     -                      43                      -                      -                      -
                     -                     153                      -                      -                      -
     -----------------       -----------------      -----------------      -----------------      -----------------
               (28,968)                   (639)                 4,318                   (553)                   (38)
     -----------------       -----------------      -----------------      -----------------      -----------------
               (38,933)                    (62)               (27,750)                 1,480                     89
                     -                       2                      -                      -                      -
                     -                     (14)                     -                      -                      -
     -----------------       -----------------      -----------------      -----------------      -----------------
               (38,933)                    (74)               (27,750)                 1,480                     89
     -----------------       -----------------      -----------------      -----------------      -----------------
               (67,901)                   (713)               (23,432)                   927                     51
     -----------------       -----------------      -----------------      -----------------      -----------------
     $         (75,239)      $           1,183      $         (27,168)     $             950      $            (130)
     =================       =================      =================      =================      =================
    IDEX PILGRIM BAXTER
      MID CAP GROWTH
     $             511
                    40
                    (1)
     -----------------
                   550
     -----------------
                   581
                   476
                    67
                    72
                     3
                    10
                    39
                    91
                   337
                    57
                    69
     -----------------
                 1,802
                  (373)
     -----------------
                 1,429
     -----------------
                  (879)
     -----------------
                (2,906)
                     -
     -----------------
                (2,906)
     -----------------
                (5,703)
                     -
                     -
     -----------------
                (5,703)
     -----------------
                (8,609)
     -----------------
     $          (9,488)
     =================


                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

For the year ended October 31, 2000

                                                             IDEX PILGRIM BAXTER       IDEX GABELLI           IDEX GOLDMAN
               ALL NUMBERS IN THOUSANDS                        TECHNOLOGY (3)        GLOBAL GROWTH (1)        SACHS GROWTH
INVESTMENT INCOME:
  Interest............................................        $             243      $              59      $              32
  Dividends...........................................                        1                      -                     92
    Less withholding taxes on foreign dividends.......                        -                      -                     (1)
                                                              -----------------      -----------------      -----------------
                                                                            244                     59                    123
                                                              -----------------      -----------------      -----------------
EXPENSES:
  Management and advisory fees........................                      441                     12                     91
  Transfer agent fees and expenses....................                      222                      3                     61
  Custody and accounting fees and expenses............                       56                      2                     61
  Registration fees...................................                       93                     63                     22
  Trustees fees and expenses..........................                        2                      -                      -
  Audit fees and expenses.............................                        8                      -                      9
  Other...............................................                       25                      -                      5
  Distribution and service fees:
    Class A...........................................                       50                      1                     14
    Class B...........................................                      187                      5                     50
    Class C...........................................                       62                      3                      7
    Class M...........................................                       46                      1                     17
                                                              -----------------      -----------------      -----------------
  Gross Expenses......................................                    1,192                     90                    337
  Less fee waivers and reimbursements by the
    investment adviser................................                     (229)                   (64)                  (113)
                                                              -----------------      -----------------      -----------------
  Net Expenses........................................                      963                     26                    224
                                                              -----------------      -----------------      -----------------
NET INVESTMENT INCOME (LOSS)..........................                     (719)                    33                   (101)
                                                              -----------------      -----------------      -----------------

REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) during the period on:
    Investments.......................................                   (7,105)                     -                    287
    Futures/options contracts.........................                        -                      -                      -
    Foreign currency transactions.....................                        -                      -                      -
                                                              -----------------      -----------------      -----------------
                                                                         (7,105)                     -                    287
                                                              -----------------      -----------------      -----------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) during
    the period on:
    Investments.......................................                   (9,708)                   148                    525
    Futures/options contracts.........................                        -                      -                      -
    Translation of assets and liabilities denominated
      in foreign currency.............................                        -                      4                      -
                                                              -----------------      -----------------      -----------------
                                                                         (9,708)                   152                    525
                                                              -----------------      -----------------      -----------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS.........                  (16,813)                   152                    812
                                                              -----------------      -----------------      -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................        $         (17,532)     $             185      $             711
                                                              =================      =================      =================

See notes to the Statements of Operations on pages 116 and 117.

The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

     IDEX TRANSAMERICA      IDEX TRANSAMERICA        IDEX SALOMON        IDEX GREAT COMPANIES    IDEX GREAT COMPANIES
        EQUITY (3)          SMALL COMPANY (3)           ALL CAP            AMERICA(SM) (2)        TECHNOLOGY(SM) (2)
     $               6      $               6      $             237      $              28       $              16
                     4                      7                    258                     36                       3
                     -                      -                      -                      -                       -
     -----------------      -----------------      -----------------      -----------------       -----------------
                    10                     13                    495                     64                      19
     -----------------      -----------------      -----------------      -----------------       -----------------
                    20                     34                    198                     35                      16
                    17                     26                    141                     17                      16
                    31                     35                    110                     20                      19
                    67                     68                     41                     55                      52
                     -                      -                      1                      -                       -
                     8                      8                      9                      3                       3
                     3                      4                      9                      2                       2
                     4                      4                     29                      9                       4
                     8                     17                    107                     12                       5
                     4                      6                     26                      5                       2
                     2                      7                     29                      2                       1
     -----------------      -----------------      -----------------      -----------------       -----------------
                   164                    209                    700                    160                     120
                  (116)                  (125)                  (213)                   (80)                    (83)
     -----------------      -----------------      -----------------      -----------------       -----------------
                    48                     84                    487                     80                      37
     -----------------      -----------------      -----------------      -----------------       -----------------
                   (38)                   (71)                     8                    (16)                    (18)
     -----------------      -----------------      -----------------      -----------------       -----------------

                   (72)                  (224)                 2,671                    (10)                   (196)
                     -                      -                    395                      -                       -
                     -                      -                      -                      -                       -
     -----------------      -----------------      -----------------      -----------------       -----------------
                   (72)                  (224)                 3,066                    (10)                   (196)
     -----------------      -----------------      -----------------      -----------------       -----------------
                   140                   (727)                 2,646                  1,190                  (1,358)
                     -                      -                    (79)                     -                       -
                     -                      -                      -                      -                       -
     -----------------      -----------------      -----------------      -----------------       -----------------
                   140                   (727)                 2,567                  1,190                  (1,358)
     -----------------      -----------------      -----------------      -----------------       -----------------
                    68                   (951)                 5,633                  1,180                  (1,554)
     -----------------      -----------------      -----------------      -----------------       -----------------
     $              30      $          (1,022)     $           5,641      $           1,164       $          (1,572)
     =================      =================      =================      =================       =================


IDEX GREAT COMPANIES
   GLOBAL(2) (1)
$               2
                1
                -
-----------------
                3
-----------------
                2
                3
                2
               59
                -
                -
                2
                -
                -
                -
                1
-----------------
               69
              (64)
-----------------
                5
-----------------
               (2)
-----------------
               (1)
                -
                -
-----------------
               (1)
-----------------
               25
                -
                -
-----------------
               25
-----------------
               24
-----------------
$              22
=================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

For the year ended October 31, 2000

                                                                 IDEX AEGON           IDEX FEDERATED             IDEX GE
               ALL NUMBERS IN THOUSANDS                          INCOME PLUS            TAX EXEMPT         INTERNATIONAL EQUITY
INVESTMENT INCOME:
  Interest............................................        $           5,751      $           1,139      $              20
  Dividends...........................................                      396                      -                    172
    Less withholding taxes on foreign dividends.......                        -                      -                    (21)
                                                              -----------------      -----------------      -----------------
                                                                          6,147                  1,139                    171
                                                              -----------------      -----------------      -----------------
EXPENSES:
  Management and advisory fees........................                      425                    125                     80
  Transfer agent fees and expenses....................                      134                     43                     48
  Custody and accounting fees and expenses............                       58                     44                    134
  Registration fees...................................                       38                     33                     37
  Trustees fees and expenses..........................                       11                      4                      1
  Audit fees and expenses.............................                       17                     16                     10
  Other...............................................                       28                     11                     11
  Distribution and service fees:
    Class A...........................................                      182                     61                     22
    Class B...........................................                      131                     12                     28
    Class C...........................................                        7                      1                      3
    Class M...........................................                       44                     11                      6
                                                              -----------------      -----------------      -----------------
  Gross Expenses......................................                    1,075                    361                    380
  Less fee waivers and reimbursements by the
    investment adviser................................                        -                    (69)                  (195)
                                                              -----------------      -----------------      -----------------
  Net Expenses........................................                    1,075                    292                    185
                                                              -----------------      -----------------      -----------------
NET INVESTMENT INCOME (LOSS)..........................                    5,072                    847                    (14)
                                                              -----------------      -----------------      -----------------

REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) during the period on:
    Investments.......................................                   (1,984)                (1,154)                 1,216
    Futures/options contracts.........................                        -                      -                     14
    Foreign currency transactions.....................                        -                      -                    (43)
                                                              -----------------      -----------------      -----------------
                                                                         (1,984)                (1,154)                 1,187
                                                              -----------------      -----------------      -----------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) during
    the period on:
    Investments.......................................                     (814)                 1,934                 (1,565)
    Futures/options contracts.........................                        -                      -                      5
    Translation of assets and liabilities denominated
      in foreign currency.............................                        -                      -                     (2)
                                                              -----------------      -----------------      -----------------
                                                                           (814)                 1,934                 (1,562)
                                                              -----------------      -----------------      -----------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS.........                   (2,798)                   780                   (375)
                                                              -----------------      -----------------      -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................        $           2,274      $           1,627      $            (389)
                                                              =================      =================      =================

(1) From commencement of investment operations on September 15, 2000 through October 31, 2000.

(2) From commencement of investment operations on July 14, 2000 through October 31, 2000.


The notes to the financial statements are an integral part of these statements.

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

          IDEX GE               IDEX DEAN               IDEX LKCM                IDEX NWQ             IDEX C.A.S.E.
      U.S. EQUITY (3)       ASSET ALLOCATION      STRATEGIC TOTAL RETURN       VALUE EQUITY              GROWTH
     $               6      $             495       $           1,517        $              84      $              17
                    26                    442                     578                      283                     54
                     -                      -                      (1)                       -                      -
     -----------------      -----------------       -----------------        -----------------      -----------------
                    32                    937                   2,094                      367                     71
     -----------------      -----------------       -----------------        -----------------      -----------------
                    22                    185                     534                      151                     84
                    21                    110                     236                       92                     70
                    66                     40                      49                       48                     39
                    63                     28                      31                       37                     31
                     -                      4                       4                        1                      1
                     8                      8                      11                        9                      8
                     2                     13                      28                       10                     10
                     3                     35                     139                       27                     17
                    10                     96                     178                       83                     42
                     7                      2                      13                        5                      2
                     3                     29                      70                       19                     11
     -----------------      -----------------       -----------------        -----------------      -----------------
                   205                    550                   1,293                      482                    315
                  (149)                  (109)                    (90)                    (121)                  (117)
     -----------------      -----------------       -----------------        -----------------      -----------------
                    56                    441                   1,203                      361                    198
     -----------------      -----------------       -----------------        -----------------      -----------------
                   (24)                   496                     891                        6                   (127)
     -----------------      -----------------       -----------------        -----------------      -----------------

                   (40)                 1,340                     635                      (84)                   369
                     -                     34                       -                        -                      -
                     -                      -                       -                        -                      -
     -----------------      -----------------       -----------------        -----------------      -----------------
                   (40)                 1,374                     635                      (84)                   369
     -----------------      -----------------       -----------------        -----------------      -----------------
                   208                    199                  (1,391)                   2,492                 (1,782)
                     -                     39                       -                        -                      -
                     -                      -                       -                        -                      -
     -----------------      -----------------       -----------------        -----------------      -----------------
                   208                    238                  (1,391)                   2,492                 (1,782)
     -----------------      -----------------       -----------------        -----------------      -----------------
                   168                  1,612                    (756)                   2,408                 (1,413)
     -----------------      -----------------       -----------------        -----------------      -----------------
     $             144      $           2,108       $             135        $           2,414      $          (1,540)
     =================      =================       =================        =================      =================

  (3) From commencement of investment operations on March 1, 2000 through October 31, 2000.


                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended October 31,

                                                            IDEX JCC                                      IDEX JCC
       ALL NUMBERS IN THOUSANDS                              GROWTH                                        GLOBAL
INCREASE (DECREASE) IN NET ASSETS FROM:           2000                   1999                   2000                   1999
OPERATIONS:
  Net investment income (loss)...           $         (26,486)     $         (12,861)     $         (14,629)     $          (3,355)
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions.................                     294,647                571,039                 97,462                 32,559
  Net unrealized appreciation
    (depreciation) during the period...                   165                508,372                 37,002                199,130
                                            -----------------      -----------------      -----------------      -----------------
                                                      268,326              1,066,550                119,835                228,334
                                            -----------------      -----------------      -----------------      -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A......................                           -                      -                      -                      -
    Class B......................                           -                      -                      -                      -
    Class C......................                           -                      -                      -                      -
    Class M......................                           -                      -                      -                      -
    Class T......................                           -                      -                      -                      -
                                            -----------------      -----------------      -----------------      -----------------
                                                            -                      -                      -                      -
                                            -----------------      -----------------      -----------------      -----------------
  From net realized gains:
    Class A......................                    (259,288)               (10,777)               (15,934)                     -
    Class B......................                     (66,577)                  (715)               (10,225)                     -
    Class C......................                      (1,156)                     -                    (80)                     -
    Class M......................                     (28,292)                  (428)                (5,402)                     -
    Class T......................                    (203,577)                (9,789)                     -                      -
                                            -----------------      -----------------      -----------------      -----------------
                                                     (558,890)               (21,709)               (31,641)                     -
                                            -----------------      -----------------      -----------------      -----------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
  Class A........................                     372,830                141,079                190,659                 58,510
  Class B........................                     518,402                229,531                311,490                111,965
  Class C........................                     133,576                      -                130,991                      -
  Class M........................                     173,093                 52,641                139,083                 57,340
  Class T........................                     132,874                (36,613)                     -                      -
                                            -----------------      -----------------      -----------------      -----------------
                                                    1,330,775                386,638                772,223                227,815
                                            -----------------      -----------------      -----------------      -----------------

Net increase (decrease) in net
  assets.........................                   1,040,211              1,431,479                860,417                456,149

NET ASSETS:
  Beginning of period............                   3,104,072              1,672,593                926,781                470,632
                                            -----------------      -----------------      -----------------      -----------------
  End of period..................           $       4,144,283      $       3,104,072      $       1,787,198      $         926,781
                                            =================      =================      =================      =================

UNDISTRIBUTED NET INVESTMENT GAIN
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):........           $            (264)     $            (196)     $         (10,951)     $            (141)
                                            =================      =================      =================      =================

See notes to the Statements of Changes in Net Assets on page 124.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                                                                    EXHIBIT 99.5

[LOGO] AIRCRAFT
       INFORMATION
       SERVICES, INC.




                                  Mr. Tom Ashe
                                  AerFi Group
                                 Aviation House
                                    Shannon
                                    Co Clare
                                    Ireland




                   Half Life and Adjusted Base Value Opinion
                           33 Aircraft - AerCo Fleet


                            AISI File No.: A0S033BVO

                               Date: 09 May 2000
                          Values as of: 30 April 2000




      Headquarters, 26072 Merit Circle, Suite 123, Laguna Hills, CA 92653
TEL: 949-582-8868           FAX: 949-5892-8887         E-MAIL: AISINews@aol.com

             IDEX JCC                               IDEX JCC                              IDEX JCC
             BALANCED                         CAPITAL APPRECIATION                    FLEXIBLE INCOME
     2000                1999                2000              1999                2000              1999
 $      4,461        $       997         $     (7,338)     $      (970)        $      1,896      $     1,346
        6,640              2,824              (28,968)          10,075                 (639)            (301)
       (2,914)            15,943              (38,933)          30,698                  (74)            (799)
 ------------        -----------         ------------      -----------         ------------      -----------
        8,187             19,764              (75,239)          39,803                1,183              246
 ------------        -----------         ------------      -----------         ------------      -----------

       (1,720)              (474)                   -                -                 (904)            (842)
       (1,696)              (227)                   -                -                 (648)            (325)
         (190)                 -                    -                -                  (89)               -
         (594)              (102)                   -                -                 (247)            (158)
            -                  -                    -                -                    -                -
 ------------        -----------         ------------      -----------         ------------      -----------
       (4,200)              (803)                   -                -               (1,888)          (1,325)
 ------------        -----------         ------------      -----------         ------------      -----------
         (947)              (129)              (5,435)          (2,404)                   -                -
       (1,353)               (88)              (3,160)            (417)                   -                -
          (14)                 -                 (219)               -                    -                -
         (477)               (32)                (936)            (141)                   -                -
            -                  -                    -                -                    -                -
 ------------        -----------         ------------      -----------         ------------      -----------
       (2,791)              (249)              (9,750)          (2,962)                   -                -
 ------------        -----------         ------------      -----------         ------------      -----------

       64,599             36,281              129,366           24,897                1,865              589
      135,625             73,439              186,650           24,262                5,278            6,942
       43,694                  -               54,655                -                8,199                -
       31,483             26,464               51,753            6,229                2,543            1,731
            -                  -                    -                -                    -                -
 ------------        -----------         ------------      -----------         ------------      -----------
      275,401            136,184              422,424           55,388               17,885            9,262
 ------------        -----------         ------------      -----------         ------------      -----------

      276,597            154,896              337,435           92,229               17,180            8,183

      194,704             39,808              121,143           28,914               27,747           19,564
 ------------        -----------         ------------      -----------         ------------      -----------
 $    471,301        $   194,704         $    458,578      $   121,143         $     44,927      $    27,747
 ============        ===========         ============      ===========         ============      ===========

 $        463        $       310         $        (10)     $      (509)        $         (3)     $        65
 ============        ===========         ============      ===========         ============      ===========

                           IDEX ALGER
                       AGGRESSIVE GROWTH
                     2000              1999
 $     (3,736)     $    (1,511)
        4,318           16,203
        7,750)          27,828
 ------------    ------------
      (27,168)          42,520
 ------------    ------------
            -               -
            -               -
            -               -
            -               -
            -               -
 ------------    ------------
            -               -
 ------------    ------------
       (9,201)         (2,492)
       (4,789)           (622)
          (48)              -
        1,787)           (321)
            -               -
 ------------     ------------
      (15,825)          (3,435)
 ------------    ------------
       80,560          27,107
       86,532          28,199
       19,108               -
       21,006           9,074
            -               -
 ------------    ------------
      207,206          64,380
 ------------    ------------
      164,213         103,465
      166,015          62,550
 ------------    ------------
 $    330,228     $   166,015
 ============    ============
 $        (12)    $        (7)
 ============    ============


                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2000

For the year ended October 31,

                                                       IDEX T. ROWE PRICE                            IDEX T. ROWE PRICE
       ALL NUMBERS IN THOUSANDS                         DIVIDEND GROWTH                                  SMALL CAP
INCREASE (DECREASE) IN NET ASSETS FROM:           2000                 1999 (4)                 2000                 1999 (4)
OPERATIONS:
  Net investment income (loss)...           $              23      $               9      $            (181)     $             (19)
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions.................                        (553)                   (43)                   (38)                    99
  Net unrealized appreciation
    (depreciation) during the period...                 1,480                    (44)                    89                     69
                                            -----------------      -----------------      -----------------      -----------------
                                                          950                    (78)                  (130)                   149
                                            -----------------      -----------------      -----------------      -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A......................                         (24)                    (3)                     -                      -
    Class B......................                          (6)                     -                      -                      -
    Class C......................                           -                      -                      -                      -
    Class M......................                          (3)                    (1)                     -                      -
                                            -----------------      -----------------      -----------------      -----------------
                                                          (33)                    (4)                     -                      -
                                            -----------------      -----------------      -----------------      -----------------
  From net realized gains:
    Class A......................                           -                      -                    (40)                     -
    Class B......................                           -                      -                    (33)                     -
    Class C......................                           -                      -                     (1)                     -
    Class M......................                           -                      -                    (20)                     -
                                            -----------------      -----------------      -----------------      -----------------
                                                            -                      -                    (94)                     -
                                            -----------------      -----------------      -----------------      -----------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
    Class A......................                       3,332                  1,862                  7,032                  1,210
    Class B......................                       5,049                  2,171                  7,137                  1,084
    Class C......................                       1,793                      -                  1,708                      -
    Class M......................                         777                  1,081                  1,751                    649
                                            -----------------      -----------------      -----------------      -----------------
                                                       10,951                  5,114                 17,628                  2,943
                                            -----------------      -----------------      -----------------      -----------------

Net increase (decrease) in net
  assets.........................                      11,868                  5,032                 17,404                  3,092

NET ASSETS:
  Beginning of period............                       5,032                      -                  3,092                      -
                                            -----------------      -----------------      -----------------      -----------------
  End of period..................           $          16,900      $           5,032      $          20,496      $           3,092
                                            =================      =================      =================      =================

UNDISTRIBUTED NET INVESTMENT GAIN
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):........           $               -      $               4      $               -      $               -
                                            =================      =================      =================      =================

See notes to the Statements of Changes in Net Assets on page 124.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

            IDEX PILGRIM BAXTER                 IDEX PILGRIM BAXTER         IDEX GABELLI            IDEX GOLDMAN
               MID CAP GROWTH                        TECHNOLOGY            GLOBAL GROWTH            SACHS GROWTH
        2000                  1999 (4)                2000 (3)                2000 (1)                  2000
$              (879)     $             (18)      $            (719)      $              33      $              (101)
             (2,906)                   191                  (7,105)                      -                      287
             (5,703)                   678                  (9,708)                    152                      525
-------------------      -----------------       -----------------       -----------------      -------------------
             (9,488)                   851                 (17,532)                    185                      711
-------------------      -----------------       -----------------       -----------------      -------------------

                  -                      -                       -                       -                        -
                  -                      -                       -                       -                        -
                  -                      -                       -                       -                        -
                  -                      -                       -                       -                        -
-------------------      -----------------       -----------------       -----------------      -------------------
                  -                      -                       -                       -                        -
-------------------      -----------------       -----------------       -----------------      -------------------
                (68)                     -                       -                       -                       (6)
                (84)                     -                       -                       -                       (7)
                 (5)                     -                       -                       -                        -
                (27)                     -                       -                       -                       (3)
-------------------      -----------------       -----------------       -----------------      -------------------
               (184)                     -                       -                       -                      (16)
-------------------      -----------------       -----------------       -----------------      -------------------

             49,484                  2,231                  32,418                   4,446                    4,391
             69,671                  2,527                  46,907                   6,501                    5,388
             18,403                      -                  14,513                   7,401                    6,354
             14,384                    853                  11,903                   2,221                    2,140
-------------------      -----------------       -----------------       -----------------      -------------------
            151,942                  5,611                 105,741                  20,569                   18,273
-------------------      -----------------       -----------------       -----------------      -------------------

            142,270                  6,462                  88,209                  20,754                   18,968

              6,462                      -                       -                       -                    4,987
-------------------      -----------------       -----------------       -----------------      -------------------
$           148,732      $           6,462       $          88,209       $          20,754      $            23,955
===================      =================       =================       =================      ===================

$                (1)     $               -       $              (1)      $              33      $                 -
===================      =================       =================       =================      ===================

     IDEX GOLDMAN
     SACHS GROWTH
       1999 (4)
$             (14)
               26
              267
-----------------
              279
-----------------
                -
                -
                -
                -
-----------------
                -
-----------------
                -
                -
                -
                -
-----------------
                -
-----------------
            1,859
            2,148
                -
              701
-----------------
            4,708
-----------------
            4,987
                -
-----------------
$           4,987
=================
$               -
=================



                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2000

For the year ended October 31,

                                            IDEX TRANSAMERICA      IDEX TRANSAMERICA                    IDEX SALOMON
       ALL NUMBERS IN THOUSANDS                  EQUITY              SMALL COMPANY                        ALL CAP
INCREASE (DECREASE) IN NET ASSETS FROM:         2000 (3)               2000 (3)                 2000                 1999 (4)
OPERATIONS:
  Net investment income (loss)...           $             (38)     $             (71)     $               8      $               -
  Net realized gain (loss) on
    investments, futures/options
    contracts and foreign currency
    transactions.................                         (72)                  (224)                 3,066                     52
  Net unrealized appreciation
    (depreciation) during the period...                   140                   (727)                 2,567                     24
                                            -----------------      -----------------      -----------------      -----------------
                                                           30                 (1,022)                 5,641                     76
                                            -----------------      -----------------      -----------------      -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A......................                           -                      -                      -                      -
    Class B......................                           -                      -                      -                      -
    Class C......................                           -                      -                      -                      -
    Class M......................                           -                      -                      -                      -
                                            -----------------      -----------------      -----------------      -----------------
                                                            -                      -                      -                      -
                                            -----------------      -----------------      -----------------      -----------------
  From net realized gains:
    Class A......................                           -                      -                    (33)                     -
    Class B......................                           -                      -                    (29)                     -
    Class C......................                           -                      -                     (2)                     -
    Class M......................                           -                      -                    (12)                     -
                                            -----------------      -----------------      -----------------      -----------------
                                                            -                      -                    (76)                     -
                                            -----------------      -----------------      -----------------      -----------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
    Class A......................                       3,024                  4,084                 21,792                  1,852
    Class B......................                       2,851                  4,646                 34,241                  1,551
    Class C......................                       1,119                  1,894                 10,114                      -
    Class M......................                         956                  2,284                  9,347                    700
                                            -----------------      -----------------      -----------------      -----------------
                                                        7,950                 12,908                 75,494                  4,103
                                            -----------------      -----------------      -----------------      -----------------

Net increase (decrease) in net
  assets.........................                       7,980                 11,886                 81,059                  4,179

NET ASSETS:
  Beginning of period............                           -                      -                  4,179                      -
                                            -----------------      -----------------      -----------------      -----------------
  End of period..................           $           7,980      $          11,886      $          85,238      $           4,179
                                            =================      =================      =================      =================

UNDISTRIBUTED NET INVESTMENT GAIN
  (LOSS) OR (DISTRIBUTION IN EXCESS OF
  NET INVESTMENT INCOME):........           $               -      $               2      $               8      $               -
                                            =================      =================      =================      =================

See notes to the Statements of Changes in Net Assets on page 124.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

IDEX GREAT COMPANIES    IDEX GREAT COMPANIES    IDEX GREAT COMPANIES                  IDEX AEGON                   IDEX FEDERATED
    AMERICA(SM)            TECHNOLOGY(SM)            GLOBAL(2)                       INCOME PLUS                     TAX EXEMPT
      2000 (2)                2000 (2)                2000 (1)                2000                 1999                 2000
   $          (16)         $          (18)         $           (2)      $          5,072      $        5,081      $            847
              (10)                   (196)                     (1)                (1,984)                466                (1,154)
            1,190                  (1,358)                     25                   (814)             (5,039)                1,934
   --------------          --------------          --------------       ----------------      --------------      ----------------
            1,164                  (1,572)                     22                  2,274                 508                 1,627
   --------------          --------------          --------------       ----------------      --------------      ----------------

                -                       -                       -                 (3,793)             (4,250)                 (725)
                -                       -                       -                   (879)               (580)                  (44)
                -                       -                       -                    (43)                  -                    (3)
                -                       -                       -                   (329)               (410)                  (74)
   --------------          --------------          --------------       ----------------      --------------      ----------------
                -                       -                       -                 (5,044)             (5,240)                 (846)
   --------------          --------------          --------------       ----------------      --------------      ----------------
                -                       -                       -                   (355)             (1,219)                 (190)
                -                       -                       -                    (80)               (128)                  (13)
                -                       -                       -                      -                   -                     -
                -                       -                       -                    (34)                (98)                  (22)
   --------------          --------------          --------------       ----------------      --------------      ----------------
                -                       -                       -                   (469)             (1,445)                 (225)
   --------------          --------------          --------------       ----------------      --------------      ----------------

           12,761                   7,241                   2,138                 (7,418)                429                (4,469)
            7,492                   3,719                     582                  1,471               8,682                   444
            2,747                   1,598                     353                  1,043                   -                   192
            1,671                     784                     846                   (973)              1,985                  (229)
   --------------          --------------          --------------       ----------------      --------------      ----------------
           24,671                  13,342                   3,919                 (5,877)             11,096                (4,061)
   --------------          --------------          --------------       ----------------      --------------      ----------------
           25,835                  11,770                   3,941                 (9,116)              4,919                (3,506)

                -                       -                       -                 77,527              72,608                24,442
   --------------          --------------          --------------       ----------------      --------------      ----------------
   $       25,835          $       11,770          $        3,941       $         68,411      $       77,527      $         20,936
   ==============          ==============          ==============       ================      ==============      ================

   $          (16)         $          (18)         $           (2)      $            161      $          133      $             39
   ==============          ==============          ==============       ================      ==============      ================

IDEX GREAT COMPANIES   IDEX FEDERATED
    AMERICA(SM)          TAX EXEMPT
      2000 (2)              1999
   $          (16)     $          940
              (10)                219
            1,190              (2,796)
   --------------      --------------
            1,164              (1,637)
   --------------      --------------
                -                (844)
                -                 (34)
                -                   -
                -                 (75)
   --------------      --------------
                -                (953)
   --------------      --------------
                -                (365)
                -                 (15)
                -                   -
                -                 (30)
   --------------      --------------
                -                (410)
   --------------      --------------
           12,761               1,279
            7,492                 736
            2,747                   -
            1,671                 853
   --------------      --------------
           24,671               2,868
   --------------      --------------
           25,835                (132)
                -              24,574
   --------------      --------------
   $       25,835      $       24,442
   ==============      ==============
   $          (16)     $           38
   ==============      ==============

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

For the year ended October 31,


                                                                                 IDEX GE                         IDEX GE U.S.
                  ALL NUMBERS IN THOUSANDS                                 INTERNATIONAL EQUITY                     EQUITY
INCREASE (DECREASE) IN NET ASSETS FROM:                                2000                   1999                 2000 (3)
OPERATIONS:
  Net investment income (loss)..............................     $             (14)     $             (22)     $             (24)
  Net realized gain (loss) on investments, futures/options
    contracts and foreign currency transactions.............                 1,187                    585                    (40)
  Net unrealized appreciation (depreciation) during the
    period..................................................                (1,562)                   669                    208
                                                                 -----------------      -----------------      -----------------
                                                                              (389)                 1,232                    144
                                                                 -----------------      -----------------      -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A.................................................                     -                      -                      -
    Class B.................................................                     -                      -                      -
    Class C.................................................                     -                      -                      -
    Class M.................................................                     -                      -                      -
                                                                 -----------------      -----------------      -----------------
                                                                                 -                      -                      -
                                                                 -----------------      -----------------      -----------------
  From net realized gains:
    Class A.................................................                  (185)                     -                      -
    Class B.................................................                   (62)                     -                      -
    Class C.................................................                     -                      -                      -
    Class M.................................................                   (18)                     -                      -
                                                                 -----------------      -----------------      -----------------
                                                                              (265)                     -                      -
                                                                 -----------------      -----------------      -----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM SHARES OF
  BENEFICIAL INTEREST TRANSACTIONS:
    Class A.................................................                 2,308                 (1,012)                 2,927
    Class B.................................................                 3,205                     99                  3,583
    Class C.................................................                   684                      -                  2,046
    Class M.................................................                   401                     14                    727
                                                                 -----------------      -----------------      -----------------
                                                                             6,598                   (899)                 9,283
                                                                 -----------------      -----------------      -----------------

Net increase (decrease) in net assets.......................                 5,944                    333                  9,427

NET ASSETS:
  Beginning of period.......................................                 6,909                  6,576                      -
                                                                 -----------------      -----------------      -----------------
  End of period.............................................     $          12,853      $           6,909      $           9,427
                                                                 =================      =================      =================

UNDISTRIBUTED NET INVESTMENT (LOSS) OR (DISTRIBUTION IN
  EXCESS OF NET INVESTMENT INCOME):.........................     $              (7)     $               -      $               -
                                                                 =================      =================      =================

(1) From the commencement of investment operations on September 15, 2000 through October 31, 2000.

(2) From the commencement of investment operations on July 14, 2000 through October 31, 2000.

(3) From the commencement of investment operations on March 1, 2000 through October 31, 2000.

(4) From the commencement of investment operations on March 1, 1999 through October 31, 1999.



The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

            IDEX DEAN                              IDEX LKCM                              IDEX NWQ                  IDEX C.A.S.E.
         ASSET ALLOCATION                    STRATEGIC TOTAL RETURN                     VALUE EQUITY                    GROWTH
     2000                1999                2000              1999                2000              1999                2000
 $        496        $       616         $        891      $       546         $          6      $       (15)        $       (127)
        1,374               (309)                 635            1,606                  (84)            (167)                 369
          238             (1,585)              (1,391)           3,627                2,492              357               (1,782)
 ------------        -----------         ------------      -----------         ------------      -----------         ------------
        2,108             (1,278)                 135            5,779                2,414              175               (1,540)
 ------------        -----------         ------------      -----------         ------------      -----------         ------------

         (312)              (278)                (695)            (420)                   -                -                    -
         (236)              (181)                (205)             (71)                   -                -                    -
           (4)                 -                  (17)               -                    -                -                    -
          (82)               (87)                 (93)             (52)                   -                -                    -
 ------------        -----------         ------------      -----------         ------------      -----------         ------------
         (634)              (546)              (1,010)            (543)                   -                -                    -
 ------------        -----------         ------------      -----------         ------------      -----------         ------------
            -               (762)                (903)            (415)                  (1)            (191)                 (82)
            -               (741)                (376)            (133)                  (1)            (123)                 (68)
            -                  -                   (2)               -                    -                -                    -
            -               (354)                (200)             (89)                  (1)             (46)                 (23)
 ------------        -----------         ------------      -----------         ------------      -----------         ------------
            -             (1,857)              (1,481)            (637)                  (3)            (360)                (173)
 ------------        -----------         ------------      -----------         ------------      -----------         ------------

       (3,170)            (1,838)               4,364            2,953                 (548)            (212)                 403
       (3,595)            (1,013)               4,483            4,758                2,100            2,575                  295
          506                  -                2,561                -                  949                -                  323
       (1,976)            (1,999)              (1,478)           1,138                   82              241                 (204)
 ------------        -----------         ------------      -----------         ------------      -----------         ------------
       (8,235)            (4,850)               9,930            8,849                2,583            2,604                  817
 ------------        -----------         ------------      -----------         ------------      -----------         ------------

       (6,761)            (8,531)               7,574           13,448                4,994            2,419                 (896)

       29,237             37,768               62,269           48,821               17,487           15,068                9,743
 ------------        -----------         ------------      -----------         ------------      -----------         ------------
 $     22,476        $    29,237         $     69,843      $    62,269         $     22,481      $    17,487         $      8,847
 ============        ===========         ============      ===========         ============      ===========         ============

 $         43        $       180         $         (5)     $        81         $          2      $        (1)        $         (1)
 ============        ===========         ============      ===========         ============      ===========         ============

      IDEX C.A.S.E.
          GROWTH
           1999
   $      (110)
           281
         1,916
   -----------
         2,087
   -----------
             -
             -
             -
             -
   -----------
             -
   -----------
          (340)
          (205)
             -
           (65)
   -----------
          (610)
   -----------
          (560)
           908
             -
           295
   -----------
           643
   -----------
         2,120
         7,623
   -----------
  $      9,743
   ===========
  $         (1)
   ===========

                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2000

FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

                                               NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                 VALUE,            NET         NET REALIZED
                          PERIOD               BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED                OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX JCC GROWTH
   Class A               10/31/00              $   46.72       $      0.03      $      5.35    $      5.38
                         10/31/99                  29.35              0.06            17.70          17.76
                         10/31/98                  25.04             (0.02)            7.64           7.62
                         10/31/97                  21.97             (0.02)            3.56           3.54
                         10/31/96  (6)             22.21                 -            (0.24)         (0.24)
                         9/30/96                   22.84             (0.11)            4.66           4.55
-----------------------------------------------------------------------------------------------------------
   Class B               10/31/00                  45.38             (0.36)            5.35           4.99
                         10/31/99                  28.63             (0.56)           17.70          17.14
                         10/31/98                  24.55             (0.25)            7.64           7.39
                         10/31/97                  21.60             (0.14)            3.56           3.42
                         10/31/96  (6)             21.85             (0.01)           (0.24)         (0.25)
                         9/30/96                   22.64             (0.27)            4.66           4.39
-----------------------------------------------------------------------------------------------------------
   Class C               10/31/00                  45.38             (0.36)            5.35           4.99
-----------------------------------------------------------------------------------------------------------
   Class M               10/31/00                  45.58             (0.29)            5.35           5.06
                         10/31/99  (5)             28.74             (0.47)           17.70          17.23
                         10/31/98                  24.62             (0.21)            7.64           7.43
                         10/31/97                  21.65             (0.12)            3.56           3.44
                         10/31/96  (6)             21.91             (0.02)           (0.24)         (0.26)
                         9/30/96                   22.64             (0.21)            4.66           4.45
-----------------------------------------------------------------------------------------------------------
   Class T               10/31/00                  47.45              0.25             5.35           5.60
                         10/31/99                  29.74              0.40            17.70          18.10
                         10/31/98  (7)             25.31              0.13             7.64           7.77
                         10/31/97                  22.17              0.05             3.56           3.61
                         10/31/96  (6)             22.41                 -            (0.24)         (0.24)
                         9/30/96   (9)             22.23                 -             0.18           0.18
-----------------------------------------------------------------------------------------------------------
IDEX JCC GLOBAL(15)
   Class A               10/31/00                  33.80                 -             7.53           7.53
                         10/31/99  (16)            24.09              0.22             9.49           9.71
                         10/31/98  (7)             23.74              0.08             2.34           2.42
                         10/31/97                  21.39              0.07             4.38           4.45
                         10/31/96  (6)             21.40             (0.02)            0.01          (0.01)
                         9/30/96                   17.73             (0.09)            4.38           4.29
-----------------------------------------------------------------------------------------------------------
   Class B               10/31/00                  32.98             (0.41)            7.53           7.12
                         10/31/99  (16)            23.62             (0.13)            9.49           9.36
                         10/31/98  (7)             23.38             (0.03)            2.34           2.31
                         10/31/97                  21.13             (0.03)            4.38           4.35
                         10/31/96  (6)             21.14             (0.02)            0.01          (0.01)
                         9/30/96                   17.57             (0.19)            4.38           4.19
-----------------------------------------------------------------------------------------------------------
   Class C               10/31/00                  32.98             (0.40)            7.53           7.13
-----------------------------------------------------------------------------------------------------------
   Class M               10/31/00                  32.91             (0.37)            7.53           7.16
                         10/31/99  (5)(16)         23.56             (0.14)            9.49           9.35
                         10/31/98  (7)             23.30             (0.01)            2.34           2.33
                         10/31/97                  21.03             (0.01)            4.38           4.37
                         10/31/96  (6)             21.04             (0.02)            0.01          (0.01)
                         9/30/96                   17.46             (0.18)            4.38           4.20
-----------------------------------------------------------------------------------------------------------

                                      DISTRIBUTIONS
                         FROM NET       FROM NET
                        INVESTMENT      REALIZED          TOTAL
                          INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX JCC GROWTH
   Class A             $         -     $     (8.29)    $     (8.29)
                                 -           (0.39)          (0.39)
                                 -           (3.31)          (3.31)
                                 -           (0.47)          (0.47)
                                 -               -               -
                                 -           (5.18)          (5.18)
----------------------------------------------------------------------------------
   Class B                       -           (8.29)          (8.29)
                                 -           (0.39)          (0.39)
                                 -           (3.31)          (3.31)
                                 -           (0.47)          (0.47)
                                 -               -               -
                                 -           (5.18)          (5.18)
-------------------------------------------------------------------------------------------------
   Class C                       -           (8.29)          (8.29)
-----------------------------------------------------------------------------------------------------------
   Class M                       -           (8.29)          (8.29)
                                 -           (0.39)          (0.39)
                                 -           (3.31)          (3.31)
                                 -           (0.47)          (0.47)
                                 -               -               -
                                 -           (5.18)          (5.18)
-----------------------------------------------------------------------------------------------------------
   Class T                       -           (8.29)          (8.29)
                                 -           (0.39)          (0.39)
                             (0.03)          (3.31)          (3.34)
                                 -           (0.47)          (0.47)
                                 -               -               -
                                 -               -               -
-----------------------------------------------------------------------------------------------------------
IDEX JCC GLOBAL(15)
   Class A                       -           (1.13)          (1.13)
                                 -               -               -
                                 -           (2.07)          (2.07)
                                 -           (2.10)          (2.10)
                                 -               -               -
                                 -           (0.62)          (0.62)
-----------------------------------------------------------------------------------------------------------
   Class B                       -           (1.13)          (1.13)
                                 -               -               -
                                 -           (2.07)          (2.07)
                                 -           (2.10)          (2.10)
                                 -               -               -
                                 -           (0.62)          (0.62)
-----------------------------------------------------------------------------------------------------------
   Class C                       -           (1.13)          (1.13)
-----------------------------------------------------------------------------------------------------------
   Class M                       -           (1.13)          (1.13)
                                 -               -               -
                                 -           (2.07)          (2.07)
                                 -           (2.10)          (2.10)
                                 -               -               -
                                 -           (0.62)          (0.62)
-----------------------------------------------------------------------------------------------------------

See notes to the Financial Highlights at pages 140 and 141.

The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                                                               RATIOS/SUPPLEMENTAL DATA
  NET ASSET                        NET ASSETS,
    VALUE,                            END OF       RATIO OF EXPENSES TO AVERAGE NET ASSETS (12)(13)
     END             TOTAL            PERIOD         EXCLUDING                         INCLUDING
  OF PERIOD       RETURN (11)        (000'S)          CREDITS           GROSS           CREDITS
$       43.81            10.82%   $   1,727,573             1.39%            1.42%            1.39%
        46.72            61.00        1,467,595             1.40             1.43             1.40
        29.35            35.21          817,749             1.51                -             1.51
        25.04            16.40          614,544             1.61                -             1.61
        21.97            (1.09)         565,032             1.68                -             1.68
        22.21            22.41          567,564             1.83                -             1.82
---------------------------------------------------------------------------------------------------
        42.08            10.11          775,252             2.04             2.07             2.04
        45.38            60.36          327,926             2.05             2.08             2.05
        28.63            34.96           40,809             2.16                -             2.16
        24.55            16.11           13,046             2.26                -             2.26
        21.60            (1.14)           5,242             2.32                -             2.32
        21.85            21.87            4,536             2.46                -             2.45
---------------------------------------------------------------------------------------------------
        42.08            10.11          121,633             2.04             2.07             2.04
---------------------------------------------------------------------------------------------------
        42.35            10.22          287,530             1.94             1.97             1.94
        45.58            60.45          141,586             1.95             1.98             1.95
        28.74            35.00           58,265             2.06                -             2.06
        24.62            16.19           14,295             2.16                -             2.16
        21.65            (1.19)          11,016             2.23                -             2.23
        21.91            22.15           11,167             2.34                -             2.33
---------------------------------------------------------------------------------------------------
        44.76            11.20        1,232,295             1.04             1.07             1.04
        47.45            61.34        1,166,965             1.05             1.08             1.05
        29.74            35.53          755,770             1.16                -             1.16
        25.31            16.54          603,129             1.26                -             1.26
        22.17            (1.03)         573,884             1.33                -             1.33
        22.41             0.81          585,505             1.18                -             1.17
---------------------------------------------------------------------------------------------------
        40.20            22.26          749,671             1.64                -             1.64
        33.80            40.31          487,787             1.73                -             1.73
        24.09            11.30          296,450             1.82                -             1.82
        23.74            22.72          218,681             1.91                -             1.91
        21.39            (0.05)         135,837             2.08                -             2.07
        21.40            25.04          131,347             2.09                -             2.06
---------------------------------------------------------------------------------------------------
        38.97            21.62          614,789             2.29                -             2.29
        32.98            39.62          283,847             2.38                -             2.38
        23.62            10.93          110,630             2.47                -             2.47
        23.38            22.53           43,951             2.56                -             2.56
        21.13            (0.05)           5,966             2.73                -             2.72
        21.14            24.70            5,000             2.74                -             2.71
---------------------------------------------------------------------------------------------------
        38.98            21.62          116,071             2.29                -             2.29
---------------------------------------------------------------------------------------------------
        38.94            21.72          306,667             2.19                -             2.19
        32.91            39.73          155,147             2.28                -             2.28
        23.56            11.08           63,552             2.37                -             2.37
        23.30            22.72           27,210             2.46                -             2.46
        21.03            (0.05)           8,624             2.63                -             2.62
        21.04            24.91            8,081             2.64                -             2.61
---------------------------------------------------------------------------------------------------

                       RATIOS/SUPPLEMENTAL DATA
      NET INVESTMENT
       INCOME (LOSS)          PORTFOLIO
        TO AVERAGE            TURNOVER
    NET ASSETS (12)(13)       RATE (14)
$                (0.61)%           40.71%
                 (0.60)            70.97
                 (0.55)            27.19
                 (0.10)            91.52
                 (0.13)             9.40
                 (0.22)            57.80
------------------------------------------
                 (1.26)            40.71
                 (1.25)            70.97
                 (1.20)            27.19
                 (0.75)            91.52
                 (0.78)             9.40
                 (0.86)            57.80
------------------------------------------
                 (1.26)            40.71
------------------------------------------
                 (1.16)            40.71
                 (1.15)            70.97
                 (1.10)            27.19
                 (0.65)            91.52
                 (0.68)             9.40
                 (0.77)            57.80
------------------------------------------
                 (0.26)            40.71
                 (0.25)            70.97
                 (0.20)            27.19
                 (0.25)            91.52
                 (0.20)             9.40
                 (0.36)            57.80
------------------------------------------
                 (0.56)            52.51
                 (0.22)           145.40
                 (0.45)            87.68
                 (0.50)            91.02
                 (1.15)             2.59
                 (0.67)            97.94
------------------------------------------
                 (1.21)            52.51
                 (0.87)           145.40
                 (1.10)            87.68
                 (1.15)            91.02
                 (1.80)             2.59
                 (1.32)            97.94
------------------------------------------
                 (1.21)            52.51
------------------------------------------
                 (1.11)            52.51
                 (0.77)           145.40
                 (1.00)            87.68
                 (1.05)            91.02
                 (1.70)             2.59
                 (1.22)            97.94
------------------------------------------

                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2000

For a share of beneficial interest outstanding throughout each period:

                                               NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                 VALUE,            NET         NET REALIZED
                          PERIOD               BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED                OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX JCC BALANCED
   Class A               10/31/00              $   18.96       $      0.25      $      1.03    $      1.28
                         10/31/99                  14.75              0.19             4.27           4.46
                         10/31/98                  14.34              0.15             1.76           1.91
                         10/31/97                  13.58              0.19             2.52           2.71
                         10/31/96  (6)             13.47              0.01             0.10           0.11
                         9/30/96                   11.47              0.24             2.25           2.49
-----------------------------------------------------------------------------------------------------------
   Class B               10/31/00                  18.95              0.21             1.03           1.24
                         10/31/99                  14.74              0.08             4.27           4.35
                         10/31/98                  14.33              0.06             1.76           1.82
                         10/31/97                  13.56              0.12             2.52           2.64
                         10/31/96  (6)             13.46                 -             0.10           0.10
                         9/30/96                   11.47              0.15             2.25           2.40
-----------------------------------------------------------------------------------------------------------
   Class C               10/31/00                  18.95              0.21             1.03           1.24
-----------------------------------------------------------------------------------------------------------
   Class M               10/31/00                  18.95              0.23             1.03           1.26
                         10/31/99  (5)             14.74              0.10             4.27           4.37
                         10/31/98                  14.33              0.07             1.76           1.83
                         10/31/97                  13.57              0.12             2.52           2.64
                         10/31/96  (6)             13.46              0.01             0.10           0.11
                         9/30/96                   11.47              0.16             2.25           2.41
-----------------------------------------------------------------------------------------------------------
IDEX JCC CAPITAL APPRECIATION
   Class A               10/31/00                  31.09             (0.13)            3.19           3.06
                         10/31/99                  16.97              0.05            15.88          15.93
                         10/31/98                  15.90              0.01             1.51           1.52
                         10/31/97                  15.49              0.04             0.58           0.62
                         10/31/96  (6)             15.75             (0.02)           (0.24)         (0.26)
                         9/30/96   (7)             13.54             (0.02)            3.12           3.10
-----------------------------------------------------------------------------------------------------------
   Class B               10/31/00                  30.51             (0.38)            3.19           2.81
                         10/31/99                  16.72             (0.28)           15.88          15.60
                         10/31/98                  15.74             (0.08)            1.51           1.43
                         10/31/97                  15.42             (0.05)            0.58           0.53
                         10/31/96  (6)             15.69             (0.03)           (0.24)         (0.27)
                         9/30/96                   13.49             (0.10)            3.12           3.02
-----------------------------------------------------------------------------------------------------------
   Class C               10/31/00                  30.51             (0.38)            3.19           2.81
-----------------------------------------------------------------------------------------------------------
   Class M               10/31/00                  30.60             (0.34)            3.19           2.85
                         10/31/99  (5)             16.76             (0.23)           15.88          15.65
                         10/31/98                  15.77             (0.07)            1.51           1.44
                         10/31/97                  15.43             (0.03)            0.58           0.55
                         10/31/96  (6)             15.70             (0.03)           (0.24)         (0.27)
                         9/30/96   (7)             13.49             (0.08)            3.12           3.04
-----------------------------------------------------------------------------------------------------------

                                      DISTRIBUTIONS
                         FROM NET       FROM NET
                        INVESTMENT      REALIZED          TOTAL
                          INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX JCC BALANCED
   Class A             $     (0.24)    $     (0.25)    $     (0.49)
                             (0.17)          (0.08)          (0.25)
                             (0.15)          (1.35)          (1.50)
                             (0.20)          (1.75)          (1.95)
                                 -               -               -
                             (0.21)          (0.28)          (0.49)
-----------------------------------------------------------------------------------------------------------
   Class B                   (0.21)          (0.25)          (0.46)
                             (0.06)          (0.08)          (0.14)
                             (0.06)          (1.35)          (1.41)
                             (0.12)          (1.75)          (1.87)
                                 -               -               -
                             (0.13)          (0.28)          (0.41)
-----------------------------------------------------------------------------------------------------------
   Class C                   (0.21)          (0.25)          (0.46)
-----------------------------------------------------------------------------------------------------------
   Class M                   (0.23)          (0.25)          (0.48)
                             (0.08)          (0.08)          (0.16)
                             (0.07)          (1.35)          (1.42)
                             (0.13)          (1.75)          (1.88)
                                 -               -               -
                             (0.14)          (0.28)          (0.42)
-----------------------------------------------------------------------------------------------------------
IDEX JCC CAPITAL APPRECIATION
   Class A                       -           (2.07)          (2.07)
                                 -           (1.81)          (1.81)
                                 -           (0.45)          (0.45)
                                 -           (0.21)          (0.21)
                                 -               -               -
                             (0.07)          (0.82)          (0.89)
-----------------------------------------------------------------------------------------------------------
   Class B                       -           (2.07)          (2.07)
                                 -           (1.81)          (1.81)
                                 -           (0.45)          (0.45)
                                 -           (0.21)          (0.21)
                                 -               -               -
                                 -           (0.82)          (0.82)
-----------------------------------------------------------------------------------------------------------
   Class C                       -           (2.07)          (2.07)
-----------------------------------------------------------------------------------------------------------
   Class M                       -           (2.07)          (2.07)
                                 -           (1.81)          (1.81)
                                 -           (0.45)          (0.45)
                                 -           (0.21)          (0.21)
                                 -               -               -
                             (0.01)          (0.82)          (0.83)
-----------------------------------------------------------------------------------------------------------

See notes to the Financial Highlights at pages 140 and 141.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                                                               RATIOS/SUPPLEMENTAL DATA
  NET ASSET                        NET ASSETS,
    VALUE,                            END OF       RATIO OF EXPENSES TO AVERAGE NET ASSETS (12)(13)
     END             TOTAL            PERIOD         EXCLUDING                         INCLUDING
  OF PERIOD       RETURN (11)        (000'S)          CREDITS           GROSS           CREDITS
$       19.75             7.23%   $     133,445             1.67%            1.69%            1.67%
        18.96            30.43           67,749             1.81             1.82             1.81
        14.75            14.69           22,995             1.85             2.04             1.85
        14.34            22.96           13,414             1.85             2.88             1.85
        13.58             0.81            8,402             1.85             3.44             1.85
        13.47            22.12            8,056             1.85             3.11             1.85
---------------------------------------------------------------------------------------------------
        19.73             6.58          229,160             2.32             2.34             2.32
        18.95            29.64           92,833             2.46             2.47             2.46
        14.74            13.97           11,916             2.50             2.69             2.50
        14.33            22.19            2,583             2.50             3.53             2.50
        13.56             0.74              878             2.50             4.09             2.50
        13.46            21.38              687             2.50             3.76             2.50
---------------------------------------------------------------------------------------------------
        19.73             6.58           42,447             2.32             2.34             2.32
---------------------------------------------------------------------------------------------------
        19.73             6.68           66,249             2.22             2.24             2.22
        18.95            29.76           34,122             2.36             2.37             2.36
        14.74            14.08            4,897             2.40             2.59             2.40
        14.33            22.31            1,561             2.40             3.43             2.40
        13.57             0.81              967             2.40             3.99             2.40
        13.46            21.49              943             2.40             3.66             2.40
---------------------------------------------------------------------------------------------------
        32.08             9.14          176,996             1.85             1.89             1.85
        31.09           102.19           74,614             1.84             2.02             1.84
        16.97             9.87           23,798             1.85             2.24             1.85
        15.90             4.09           20,605             1.85             2.66             1.85
        15.49            (1.59)          19,350             1.85             2.48             1.85
        15.75            24.35           18,713             1.85             2.72             1.85
---------------------------------------------------------------------------------------------------
        31.25             8.45          187,067             2.50             2.54             2.50
        30.51           101.72           36,467             2.49             2.67             2.49
        16.72             9.35            3,734             2.50             2.89             2.50
        15.74             3.56            2,866             2.50             3.31             2.50
        15.42            (1.66)           2,132             2.50             3.13             2.50
        15.69            23.63            2,022             2.50             3.37             2.50
---------------------------------------------------------------------------------------------------
        31.25             8.45           43,065             2.50             2.54             2.50
---------------------------------------------------------------------------------------------------
        31.38             8.55           51,450             2.40             2.44             2.40
        30.60           101.79           10,062             2.39             2.57             2.39
        16.76             9.43            1,382             2.40             2.79             2.40
        15.77             3.64            1,751             2.40             3.21             2.40
        15.43            (1.66)           2,243             2.40             3.03             2.40
        15.70            23.81            2,369             2.40             3.27             2.40
---------------------------------------------------------------------------------------------------

              RATIOS/SUPPLEMENTAL DATA
                  NET INVESTMENT
         INCOME (LOSS)          PORTFOLIO
          TO AVERAGE            TURNOVER
        NET ASSETS (12)(13)       RATE (14)
$                     1.73%            70.87%
                      1.28             59.57
                      1.12             61.50
                      1.29            127.08
                      1.84              9.08
                      1.87            175.78
-----------------------------------------------
                      1.08             70.87
                      0.63             59.57
                      0.47             61.50
                      0.64            127.08
                      1.18              9.08
                      1.22            175.78
-----------------------------------------------
                      1.08             70.87
-----------------------------------------------
                      1.18             70.87
                      0.73             59.57
                      0.57             61.50
                      0.74            127.08
                      1.28              9.08
                      1.32            175.78
-----------------------------------------------
                     (1.53)           103.64
                     (1.55)            93.54
                     (1.37)           136.59
                     (1.27)           130.48
                     (1.41)            10.11
                     (0.35)           160.72
-----------------------------------------------
                     (2.18)           103.64
                     (2.20)            93.54
                     (2.02)           136.59
                     (1.92)           130.48
                     (2.06)            10.11
                     (1.00)           160.72
-----------------------------------------------
                     (2.18)           103.64
-----------------------------------------------
                     (2.08)           103.64
                     (2.10)            93.54
                     (1.92)           136.59
                     (1.82)           130.48
                     (1.96)            10.11
                     (0.90)           160.72
-----------------------------------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

For a share of beneficial interest outstanding throughout each period:

                                               NET ASSET                  INVESTMENT OPERATIONS
                         YEAR OR                 VALUE,            NET         NET REALIZED
                          PERIOD               BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED                OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX JCC FLEXIBLE INCOME
   Class A               10/31/00              $    9.46       $      0.57      $     (0.19)   $      0.38
                         10/31/99                   9.84              0.54            (0.38)          0.16
                         10/31/98                   9.75              0.61             0.10           0.71
                         10/31/97                   9.33              0.61             0.42           1.03
                         10/31/96  (6)              9.19              0.05             0.14           0.19
                         9/30/96                    9.17              0.60                -           0.60
-----------------------------------------------------------------------------------------------------------
   Class B               10/31/00                   9.46              0.51            (0.19)          0.32
                         10/31/99                   9.83              0.49            (0.38)          0.11
                         10/31/98                   9.75              0.54             0.10           0.64
                         10/31/97                   9.32              0.56             0.42           0.98
                         10/31/96  (6)              9.18              0.05             0.14           0.19
                         9/30/96                    9.17              0.53                -           0.53
-----------------------------------------------------------------------------------------------------------
   Class C               10/31/00                   9.46              0.51            (0.19)          0.32
-----------------------------------------------------------------------------------------------------------
   Class M               10/31/00                   9.46              0.52            (0.19)          0.33
                         10/31/99  (5)              9.84              0.49            (0.38)          0.11
                         10/31/98                   9.75              0.56             0.10           0.66
                         10/31/97                   9.32              0.57             0.42           0.99
                         10/31/96  (6)              9.18              0.05             0.14           0.19
                         9/30/96                    9.17              0.54                -           0.54
-----------------------------------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE GROWTH
   Class A               10/31/00                  33.05             (0.13)            2.15           2.02
                         10/31/99                  22.24              0.17            11.82          11.99
                         10/31/98                  18.77              0.03             4.02           4.05
                         10/31/97                  15.70              0.05             3.69           3.74
                         10/31/96  (6)             15.75             (0.01)           (0.04)         (0.05)
                         9/30/96   (7)             17.68             (0.15)           (0.76)         (0.91)
-----------------------------------------------------------------------------------------------------------
   Class B               10/31/00                  32.44             (0.36)            2.15           1.79
                         10/31/99                  21.93             (0.13)           11.82          11.69
                         10/31/98                  18.58             (0.09)            4.02           3.93
                         10/31/97                  15.58             (0.02)            3.69           3.67
                         10/31/96  (6)             15.63             (0.01)           (0.04)         (0.05)
                         9/30/96   (7)             17.64             (0.23)           (0.76)         (0.99)
-----------------------------------------------------------------------------------------------------------
   Class C               10/31/00                  32.44             (0.36)            2.15           1.79
-----------------------------------------------------------------------------------------------------------
   Class M               10/31/00                  32.53             (0.32)            2.15           1.83
                         10/31/99  (5)             21.98             (0.09)           11.82          11.73
                         10/31/98                  18.61             (0.07)            4.02           3.95
                         10/31/97                  15.60             (0.01)            3.69           3.68
                         10/31/96  (6)             15.65             (0.01)           (0.04)         (0.05)
                         9/30/96   (7)             17.64             (0.21)           (0.76)         (0.97)
-----------------------------------------------------------------------------------------------------------

                                      DISTRIBUTIONS
                         FROM NET       FROM NET
                        INVESTMENT      REALIZED          TOTAL
                          INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX JCC FLEXIBLE INCOME
   Class A             $     (0.58)    $         -     $     (0.58)
                             (0.54)              -           (0.54)
                             (0.62)              -           (0.62)
                             (0.61)              -           (0.61)
                             (0.05)              -           (0.05)
                             (0.58)              -           (0.58)
-----------------------------------------------------------------------------------------------------------
   Class B                   (0.52)              -           (0.52)
                             (0.48)              -           (0.48)
                             (0.56)              -           (0.56)
                             (0.55)              -           (0.55)
                             (0.05)              -           (0.05)
                             (0.52)              -           (0.52)
-----------------------------------------------------------------------------------------------------------
   Class C                   (0.52)              -           (0.52)
-----------------------------------------------------------------------------------------------------------
   Class M                   (0.53)              -           (0.53)
                             (0.49)              -           (0.49)
                             (0.57)              -           (0.57)
                             (0.56)              -           (0.56)
                             (0.05)              -           (0.05)
                             (0.53)              -           (0.53)
-----------------------------------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE GROWTH
   Class A                       -           (3.00)          (3.00)
                                 -           (1.18)          (1.18)
                                 -           (0.58)          (0.58)
                                 -           (0.67)          (0.67)
                                 -               -               -
                                 -           (1.02)          (1.02)
-----------------------------------------------------------------------------------------------------------
   Class B                       -           (3.00)          (3.00)
                                 -           (1.18)          (1.18)
                                 -           (0.58)          (0.58)
                                 -           (0.67)          (0.67)
                                 -               -               -
                                 -           (1.02)          (1.02)
-----------------------------------------------------------------------------------------------------------
   Class C                       -           (3.00)          (3.00)
-----------------------------------------------------------------------------------------------------------
   Class M                       -           (3.00)          (3.00)
                                 -           (1.18)          (1.18)
                                 -           (0.58)          (0.58)
                                 -           (0.67)          (0.67)
                                 -               -               -
                                 -           (1.02)          (1.02)
-----------------------------------------------------------------------------------------------------------

See notes to the Financial Highlights at pages 140 and 141.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                                                               RATIOS/SUPPLEMENTAL DATA
  NET ASSET                        NET ASSETS,
    VALUE,                            END OF       RATIO OF EXPENSES TO AVERAGE NET ASSETS (12)(13)
     END             TOTAL            PERIOD         EXCLUDING                         INCLUDING
  OF PERIOD       RETURN (11)        (000'S)          CREDITS           GROSS           CREDITS
$        9.26             4.10%   $      16,530             1.84%            1.87%            1.84%
         9.46             1.70           14,963             1.85             2.00             1.85
         9.84             7.43           14,970             1.83                -             1.83
         9.75            11.53           15,532             1.85             2.40             1.85
         9.33             2.08           17,001             1.85             2.98             1.85
         9.19             6.73           17,065             1.85             2.07             1.85
---------------------------------------------------------------------------------------------------
         9.26             3.46           14,008             2.49             2.51             2.49
         9.46             1.01            9,006             2.50             2.65             2.50
         9.83             6.74            2,387             2.48                -             2.48
         9.75            10.79              746             2.50             3.05             2.50
         9.32             2.04              522             2.50             3.63             2.50
         9.18             5.94              494             2.50             2.72             2.50
---------------------------------------------------------------------------------------------------
         9.26             3.46            8,169             2.49             2.51             2.49
---------------------------------------------------------------------------------------------------
         9.26             3.56            6,220             2.39             2.41             2.39
         9.46             1.11            3,778             2.40             2.55             2.40
         9.84             6.84            2,207             2.38                -             2.38
         9.75            10.91              928             2.40             2.95             2.40
         9.32             2.04              846             2.40             3.53             2.40
         9.18             6.03              883             2.40             2.62             2.40
---------------------------------------------------------------------------------------------------
        32.07             4.81          164,730             1.55             1.77             1.55
        33.05            55.49          100,078             1.61             1.90             1.61
        22.24            22.48           46,413             1.85             2.18             1.85
        18.77            24.71           31,260             1.85             2.44             1.85
        15.70            (0.32)          21,938             1.85             2.62             1.85
        15.75            (4.91)          22,078             1.85             2.60             1.85
---------------------------------------------------------------------------------------------------
        31.23             4.13          115,689             2.20             2.42             2.20
        32.44            54.88           47,399             2.26             2.55             2.26
        21.93            22.04           10,564             2.50             2.83             2.50
        18.58            24.47            4,880             2.50             3.09             2.50
        15.58            (0.32)           1,992             2.50             3.27             2.50
        15.63            (5.33)           1,800             2.50             3.25             2.50
---------------------------------------------------------------------------------------------------
        31.23             4.13           16,586             2.20             2.42             2.20
---------------------------------------------------------------------------------------------------
        31.36             4.24           33,223             2.10             2.32             2.10
        32.53            54.97           18,538             2.16             2.45             2.16
        21.98            22.11            5,573             2.40             2.73             2.40
        18.61            24.50            3,468             2.40             2.99             2.40
        15.60            (0.32)           2,129             2.40             3.17             2.40
        15.65            (5.22)           2,250             2.40             3.15             2.40
---------------------------------------------------------------------------------------------------

                       RATIOS/SUPPLEMENTAL DATA
      NET INVESTMENT
       INCOME (LOSS)          PORTFOLIO
        TO AVERAGE            TURNOVER
    NET ASSETS (12)(13)       RATE (14)
$    6.17%           165.55%
     5.72            100.22
     6.22             90.63
     6.41            135.53
     6.15             16.16
     6.46            135.38
--------------------------------------------------
     5.52            165.55
     5.07            100.22
     5.57             90.63
     5.76            135.53
     5.50             16.16
     5.81            135.38
--------------------------------------------------
     5.52            165.55
--------------------------------------------------
     5.62            165.55
     5.17            100.22
     5.67             90.63
     5.86            135.53
     5.60             16.16
     5.91            135.38
--------------------------------------------------
    (0.94)           107.81
    (1.15)            96.25
    (1.11)           142.08
    (1.07)           120.96
    (1.06)             9.40
    (1.15)           127.49
---------------------------------------------------
    (1.59)           107.81
    (1.80)            96.25
    (1.76)           142.08
    (1.71)           120.96
    (1.71)             9.40
    (1.80)           127.49
---------------------------------------------------
    (1.59)           107.81
---------------------------------------------------
    (1.49)           107.81
    (1.70)            96.25
    (1.66)           142.08
    (1.62)           120.96
    (1.62)             9.40
    (1.70)           127.49
---------------------------------------------------

                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2000

For a share of beneficial interest outstanding throughout each period:

                                               NET ASSET          INVESTMENT OPERATIONS
                         YEAR OR                 VALUE,            NET         NET REALIZED
                          PERIOD               BEGINNING       INVESTMENT     AND UNREALIZED
                          ENDED                OF PERIOD      INCOME (LOSS)    GAIN (LOSS)
IDEX T. ROWE PRICE DIVIDEND GROWTH
   Class A               10/31/00              $   10.20       $      0.08      $      0.44
                         10/31/99  (4)             10.00              0.06             0.18
--------------------------------------------------------------------------------------------
   Class B               10/31/00                  10.19              0.02             0.44
                         10/31/99  (4)             10.00              0.01             0.18
--------------------------------------------------------------------------------------------
   Class C               10/31/00                  10.19              0.02             0.44
--------------------------------------------------------------------------------------------
   Class M               10/31/00                  10.19              0.03             0.44
                         10/31/99  (4)             10.00              0.02             0.18
--------------------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP
   Class A               10/31/00  (7)             11.01             (0.07)            2.51
                         10/31/99  (4)             10.00              0.02             0.99
--------------------------------------------------------------------------------------------
   Class B               10/31/00  (7)             10.97             (0.15)            2.51
                         10/31/99  (4)             10.00             (0.02)            0.99
--------------------------------------------------------------------------------------------
   Class C               10/31/00  (7)             10.97             (0.15)            2.51
--------------------------------------------------------------------------------------------
   Class M               10/31/00  (7)             10.98             (0.14)            2.51
                         10/31/99  (4)             10.00             (0.01)            0.99
--------------------------------------------------------------------------------------------
IDEX PILGRIM BAXTER MID CAP GROWTH
   Class A               10/31/00                  14.80             (0.02)            6.47
                         10/31/99  (4)             10.00              0.02             4.78
--------------------------------------------------------------------------------------------
   Class B               10/31/00                  14.76             (0.16)            6.47
                         10/31/99  (4)             10.00             (0.02)            4.78
--------------------------------------------------------------------------------------------
   Class C               10/31/00                  14.76             (0.16)            6.47
--------------------------------------------------------------------------------------------
   Class M               10/31/00                  14.77             (0.14)            6.47
                         10/31/99  (4)             10.00             (0.01)            4.78
--------------------------------------------------------------------------------------------
IDEX PILGRIM BAXTER TECHNOLOGY
   Class A               10/31/00  (3)             10.00             (0.02)           (3.20)
--------------------------------------------------------------------------------------------
   Class B               10/31/00  (3)             10.00             (0.07)           (3.20)
--------------------------------------------------------------------------------------------
   Class C               10/31/00  (3)             10.00             (0.07)           (3.20)
--------------------------------------------------------------------------------------------
   Class M               10/31/00  (3)             10.00             (0.06)           (3.20)
--------------------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH
   Class A               10/31/00  (1)             10.00              0.03             0.03
--------------------------------------------------------------------------------------------
   Class B               10/31/00  (1)             10.00              0.02             0.03
--------------------------------------------------------------------------------------------
   Class C               10/31/00  (1)             10.00              0.02             0.03
--------------------------------------------------------------------------------------------
   Class M               10/31/00  (1)             10.00              0.02             0.03
--------------------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH
   Class A               10/31/00                  11.40              0.02             1.15
                         10/31/99  (4)             10.00              0.03             1.37
--------------------------------------------------------------------------------------------
   Class B               10/31/00                  11.35             (0.06)            1.15
                         10/31/99  (4)             10.00             (0.02)            1.37
--------------------------------------------------------------------------------------------
   Class C               10/31/00                  11.35             (0.06)            1.15
--------------------------------------------------------------------------------------------
   Class M               10/31/00                  11.36             (0.05)            1.15
                         10/31/99  (4)             10.00             (0.01)            1.37
--------------------------------------------------------------------------------------------
IDEX TRANSAMERICA EQUITY
   Class A               10/31/00  (3)             10.00             (0.02)            0.18
--------------------------------------------------------------------------------------------
   Class B               10/31/00  (3)             10.00             (0.06)            0.18
--------------------------------------------------------------------------------------------
   Class C               10/31/00  (3)             10.00             (0.06)            0.18
--------------------------------------------------------------------------------------------
   Class M               10/31/00  (3)             10.00             (0.06)            0.18
--------------------------------------------------------------------------------------------

                     INVESTMENT OPERATIONS                    DISTRIBUTIONS
                                                FROM NET        FROM NET
                          TOTAL                INVESTMENT       REALIZED          TOTAL
                        OPERATIONS                INCOME      CAPITAL GAINS   DISTRIBUTIONS
IDEX T. ROWE PRICE DIVIDEND GROWTH
   Class A             $      0.52             $     (0.08)   $          -    $      (0.08)
                              0.24                   (0.04)              -           (0.04)
--------------------------------------------------------------------------------------------
   Class B                    0.46                   (0.02)              -           (0.02)
                              0.19                       -               -               -
--------------------------------------------------------------------------------------------
   Class C                    0.46                   (0.02)              -           (0.02)
--------------------------------------------------------------------------------------------
   Class M                    0.47                   (0.03)              -           (0.03)
                              0.20                   (0.01)              -           (0.01)
--------------------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP
   Class A                    2.44                       -           (0.28)          (0.28)
                              1.01                       -               -               -
--------------------------------------------------------------------------------------------
   Class B                    2.36                       -           (0.28)          (0.28)
                              0.97                       -               -               -
--------------------------------------------------------------------------------------------
   Class C                    2.36                       -           (0.28)          (0.28)
--------------------------------------------------------------------------------------------
   Class M                    2.37                       -           (0.28)          (0.28)
                              0.98                       -               -               -
--------------------------------------------------------------------------------------------
IDEX PILGRIM BAXTER MID CAP GROWTH
   Class A                    6.45                       -           (0.31)          (0.31)
                              4.80                       -               -               -
--------------------------------------------------------------------------------------------
   Class B                    6.31                       -           (0.31)          (0.31)
                              4.76                       -               -               -
--------------------------------------------------------------------------------------------
   Class C                    6.31                       -           (0.31)          (0.31)
--------------------------------------------------------------------------------------------
   Class M                    6.33                       -           (0.31)          (0.31)
                              4.77                       -               -               -
--------------------------------------------------------------------------------------------
IDEX PILGRIM BAXTER TECHNOLOGY
   Class A                   (3.22)                      -               -               -
--------------------------------------------------------------------------------------------
   Class B                   (3.27)                      -               -               -
--------------------------------------------------------------------------------------------
   Class C                   (3.27)                      -               -               -
--------------------------------------------------------------------------------------------
   Class M                   (3.26)                      -               -               -
--------------------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH
   Class A                    0.06                       -               -               -
--------------------------------------------------------------------------------------------
   Class B                    0.05                       -               -               -
--------------------------------------------------------------------------------------------
   Class C                    0.05                       -               -               -
--------------------------------------------------------------------------------------------
   Class M                    0.05                       -               -               -
--------------------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH
   Class A                    1.17                      -           (0.03)           (0.03)
                              1.40                      -               -                -
--------------------------------------------------------------------------------------------
   Class B                    1.09                       -           (0.03)          (0.03)
                              1.35                       -               -               -
--------------------------------------------------------------------------------------------
   Class C                    1.09                       -           (0.03)          (0.03)
--------------------------------------------------------------------------------------------
   Class M                    1.10                       -           (0.03)          (0.03)
                              1.36                       -               -               -
--------------------------------------------------------------------------------------------
IDEX TRANSAMERICA EQUITY
   Class A                    0.16                       -               -               -
--------------------------------------------------------------------------------------------
   Class B                    0.12                       -               -               -
--------------------------------------------------------------------------------------------
   Class C                    0.12                       -               -               -
--------------------------------------------------------------------------------------------
   Class M                    0.12                       -               -               -
--------------------------------------------------------------------------------------------

See notes to the Financial Highlights at pages 140 and 141.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                                                               RATIOS/SUPPLEMENTAL DATA
  NET ASSET                        NET ASSETS,
    VALUE,                            END OF       RATIO OF EXPENSES TO AVERAGE NET ASSETS (12)(13)
     END             TOTAL            PERIOD         EXCLUDING                         INCLUDING
  OF PERIOD       RETURN (11)        (000'S)          CREDITS           GROSS           CREDITS
$       10.64             5.14%   $       5,452             1.55%            2.68%            1.55%
        10.20             2.40            1,840             1.55             7.57             1.55
---------------------------------------------------------------------------------------------------
        10.63             4.49            7,597             2.20             3.33             2.20
        10.19             1.96            2,134             2.20             8.22             2.20
---------------------------------------------------------------------------------------------------
        10.63             4.49            1,935             2.20             3.33             2.20
---------------------------------------------------------------------------------------------------
        10.63             4.59            1,916             2.10             3.23             2.10
        10.19             2.03            1,058             2.10             8.12             2.10
---------------------------------------------------------------------------------------------------
        13.17            22.31            8,262             1.55             2.83             1.55
        11.01            10.13            1,272             1.55             7.93             1.55
---------------------------------------------------------------------------------------------------
        13.05            21.63            8,119             2.20             3.48             2.20
        10.97             9.70            1,135             2.20             8.58             2.20
---------------------------------------------------------------------------------------------------
        13.05            21.63            1,626             2.20             3.48             2.20
---------------------------------------------------------------------------------------------------
        13.07            21.73            2,489             2.10             3.38             2.10
        10.98             9.77              685             2.10             8.48             2.10
---------------------------------------------------------------------------------------------------
        20.94            43.78           48,842             1.55             2.06             1.55
        14.80            48.06            2,571             1.55             6.95             1.55
---------------------------------------------------------------------------------------------------
        20.76            43.07           68,184             2.20             2.71             2.20
        14.76            47.63            2,875             2.20             7.60             2.20
---------------------------------------------------------------------------------------------------
        20.76            43.07           16,972             2.20             2.71             2.20
---------------------------------------------------------------------------------------------------
        20.79            43.17           14,734             2.10             2.61             2.10
        14.77            47.70            1,016             2.10             7.50             2.10
---------------------------------------------------------------------------------------------------
         6.78           (32.21)          26,933             1.75             2.27             1.75
---------------------------------------------------------------------------------------------------
         6.73           (32.65)          40,165             2.40             2.92             2.40
---------------------------------------------------------------------------------------------------
         6.73           (32.65)          11,750             2.40             2.92             2.40
---------------------------------------------------------------------------------------------------
         6.74           (32.58)           9,361             2.30             2.82             2.30
---------------------------------------------------------------------------------------------------
        10.06             0.61            4,488             1.75             7.22             1.75
---------------------------------------------------------------------------------------------------
        10.05             0.52            6,558             2.40             7.87             2.40
---------------------------------------------------------------------------------------------------
        10.05             0.52            7,468             2.40             7.87             2.40
---------------------------------------------------------------------------------------------------
        10.05             0.54            2,240             2.30             7.77             2.30
---------------------------------------------------------------------------------------------------
        12.54            10.29            6,587             1.55             2.53             1.55
        11.40            13.97            1,978             1.55             7.65             1.54
---------------------------------------------------------------------------------------------------
        12.41             9.54            7,908             2.20             3.18             2.20
        11.35            13.54            2,261             2.20             8.30             2.19
---------------------------------------------------------------------------------------------------
        12.41             9.54            6,484             2.20             3.18             2.20
---------------------------------------------------------------------------------------------------
        12.43             9.65            2,976             2.10             3.08             2.10
        11.36            13.61              748             2.10             8.20             2.09
---------------------------------------------------------------------------------------------------
        10.16             1.60            3,053             1.55             6.10             1.55
---------------------------------------------------------------------------------------------------
        10.12             1.17            2,840             2.20             6.75             2.20
---------------------------------------------------------------------------------------------------
        10.12             1.17            1,118             2.20             6.75             2.20
---------------------------------------------------------------------------------------------------
        10.12             1.24              969             2.10             6.65             2.10
---------------------------------------------------------------------------------------------------

       RATIOS/SUPPLEMENTAL DATA
  NET INVESTMENT
   INCOME (LOSS)          PORTFOLIO
    TO AVERAGE            TURNOVER
NET ASSETS (12)(13)       RATE (14)
             0.66%            58.32%
             1.09             20.48
----------------------------------------------------------------------------------
             0.01             58.32
             0.44             20.48
----------------------------------------------------------------------------------
             0.01             58.32
----------------------------------------------------------------------------------
             0.11             58.32
             0.54             20.48
----------------------------------------------------------------------------------
            (1.14)            52.97
            (1.15)            42.52
----------------------------------------------------------------------------------
            (1.79)            52.97
            (1.80)            42.52
----------------------------------------------------------------------------------
            (1.79)            52.97
----------------------------------------------------------------------------------
            (1.69)            52.97
            (1.70)            42.52
----------------------------------------------------------------------------------
            (0.80)           129.20
            (0.88)           150.78
----------------------------------------------------------------------------------
            (1.45)           129.20
            (1.53)           150.78
----------------------------------------------------------------------------------
            (1.45)           129.20
----------------------------------------------------------------------------------
            (1.35)           129.20
            (1.43)           150.78
----------------------------------------------------------------------------------
            (1.19)           142.19
----------------------------------------------------------------------------------
            (1.84)           142.19
----------------------------------------------------------------------------------
            (1.84)           142.19
----------------------------------------------------------------------------------
            (1.74)           142.19
----------------------------------------------------------------------------------
             3.22                 -
----------------------------------------------------------------------------------
             2.57                 -
----------------------------------------------------------------------------------
             2.57                 -
----------------------------------------------------------------------------------
             2.67                 -
----------------------------------------------------------------------------------
            (0.47)            25.10
            (0.55)            21.91
----------------------------------------------------------------------------------
            (1.12)            25.10
            (1.20)            21.91
----------------------------------------------------------------------------------
            (1.12)            25.10
----------------------------------------------------------------------------------
            (1.02)            25.10
            (1.10)            21.91
----------------------------------------------------------------------------------
            (1.18)            12.86
----------------------------------------------------------------------------------
            (1.83)            12.86
----------------------------------------------------------------------------------
            (1.83)            12.86
----------------------------------------------------------------------------------
            (1.73)            12.86
----------------------------------------------------------------------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

For a share of beneficial interest outstanding throughout each period:

                                               NET ASSET                  INVESTMENT OPERATIONS               DISTRIBUTIONS
                         YEAR OR                 VALUE,            NET         NET REALIZED                     FROM NET
                          PERIOD               BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL        INVESTMENT
                          ENDED                OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS       INCOME
IDEX TRANSAMERICA SMALL COMPANY
   Class A               10/31/00  (3)         $   10.00       $     (0.02)     $     (1.28)   $     (1.30)   $         -
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00  (3)             10.00             (0.06)           (1.28)         (1.34)             -
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00  (3)             10.00             (0.06)           (1.28)         (1.34)             -
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00  (4)             10.00             (0.05)           (1.28)         (1.33)             -
--------------------------------------------------------------------------------------------------------------------------
IDEX SALOMON ALL CAP
   Class A               10/31/00                  11.70              0.08             3.92           4.00              -
                         10/31/99  (4)             10.00              0.02             1.68           1.70              -
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00                  11.66             (0.03)            3.92           3.89              -
                         10/31/99  (4)             10.00             (0.02)            1.68           1.66              -
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00                  11.66             (0.03)            3.92           3.89              -
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00                  11.67             (0.02)            3.92           3.90              -
                         10/31/99  (4)             10.00             (0.01)            1.68           1.67              -
--------------------------------------------------------------------------------------------------------------------------
IDEX GREAT COMPANIES-AMERICA(SM)
   Class A               10/31/00  (2)             10.00                 -             0.58           0.58              -
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00  (2)             10.00             (0.02)            0.58           0.56              -
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00  (2)             10.00             (0.02)            0.58           0.56              -
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00  (2)             10.00             (0.02)            0.58           0.56              -
--------------------------------------------------------------------------------------------------------------------------
IDEX GREAT COMPANIES-TECHNOLOGY(SM)
   Class A               10/31/00  (2)             10.00                 -            (2.07)         (2.07)             -
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00  (2)             10.00             (0.02)           (2.07)         (2.09)             -
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00  (2)             10.00             (0.02)           (2.07)         (2.09)             -
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00  (2)             10.00             (0.01)           (2.07)         (2.08)             -
--------------------------------------------------------------------------------------------------------------------------
IDEX GREAT COMPANIES-GLOBAL(2)
   Class A               10/31/00  (1)             10.00                 -            (0.19)         (0.19)             -
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00  (1)             10.00             (0.01)           (0.19)         (0.20)             -
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00  (1)             10.00             (0.01)           (0.19)         (0.20)             -
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00  (1)             10.00             (0.01)           (0.19)         (0.20)             -
--------------------------------------------------------------------------------------------------------------------------
IDEX AEGON INCOME PLUS
   Class A               10/31/00  (7)              9.67              0.69            (0.37)          0.32          (0.69)
                         10/31/99                  10.43              0.65            (0.54)          0.11          (0.67)
                         10/31/98                  10.96              0.69            (0.30)          0.39          (0.70)
                         10/31/97                  10.61              0.76             0.44           1.20          (0.75)
                         10/31/96  (6)             10.41              0.04             0.22           0.26          (0.06)
                         9/30/96                   10.36              0.72             0.04           0.76          (0.71)
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00  (7)              9.67              0.63            (0.37)          0.26          (0.63)
                         10/31/99                  10.42              0.59            (0.54)          0.05          (0.60)
                         10/31/98                  10.96              0.61            (0.30)          0.31          (0.63)
                         10/31/97                  10.61              0.69             0.44           1.13          (0.68)
                         10/31/96  (6)             10.40              0.05             0.22           0.27          (0.06)
                         9/30/96                   10.35              0.65             0.04           0.69          (0.64)
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00  (7)              9.67              0.63            (0.37)          0.26          (0.63)
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00  (7)              9.67              0.64            (0.37)          0.27          (0.64)
                         10/31/99  (5)             10.42              0.60            (0.54)          0.06          (0.61)
                         10/31/98                  10.96              0.62            (0.30)          0.32          (0.64)
                         10/31/97                  10.61              0.70             0.44           1.14          (0.69)
                         10/31/96  (6)             10.40              0.05             0.22           0.27          (0.06)
                         9/30/96                   10.35              0.66             0.04           0.70          (0.65)
--------------------------------------------------------------------------------------------------------------------------

                             DISTRIBUTIONS
                         FROM NET
                         REALIZED          TOTAL
                       CAPITAL GAINS   DISTRIBUTIONS
IDEX TRANSAMERICA SMALL COMPANY
   Class A              $         -     $         -
--------------------------------------------------------------------------------------------------------------------------
   Class B                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class C                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class M                        -               -
--------------------------------------------------------------------------------------------------------------------------
IDEX SALOMON ALL CAP
   Class A                    (0.19)          (0.19)
                                  -               -
--------------------------------------------------------------------------------------------------------------------------
   Class B                    (0.19)          (0.19)
                                  -               -
--------------------------------------------------------------------------------------------------------------------------
   Class C                    (0.19)          (0.19)
--------------------------------------------------------------------------------------------------------------------------
   Class M                    (0.19)          (0.19)
                                  -               -
--------------------------------------------------------------------------------------------------------------------------
IDEX GREAT COMPANIES-AMERICA(SM)
   Class A                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class B                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class C                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class M                        -               -
--------------------------------------------------------------------------------------------------------------------------
IDEX GREAT COMPANIES-TECHNOLOGY(SM)
   Class A                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class B                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class C                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class M                        -               -
--------------------------------------------------------------------------------------------------------------------------
IDEX GREAT COMPANIES-GLOBAL(2)
   Class A                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class B                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class C                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class M                        -               -
--------------------------------------------------------------------------------------------------------------------------
IDEX AEGON INCOME PLUS
   Class A                    (0.06)          (0.75)
                              (0.20)          (0.87)
                              (0.22)          (0.92)
                              (0.10)          (0.85)
                                  -           (0.06)
                                  -           (0.71)
--------------------------------------------------------------------------------------------------------------------------
   Class B                    (0.06)          (0.69)
                              (0.20)          (0.80)
                              (0.22)          (0.85)
                              (0.10)          (0.78)
                                  -           (0.06)
                                  -           (0.64)
--------------------------------------------------------------------------------------------------------------------------
   Class C                    (0.06)          (0.69)
--------------------------------------------------------------------------------------------------------------------------
   Class M                    (0.06)          (0.70)
                              (0.20)          (0.81)
                              (0.22)          (0.86)
                              (0.10)          (0.79)
                                  -           (0.06)
                                  -           (0.65)
--------------------------------------------------------------------------------------------------------------------------

See notes to the Financial Highlights at pages 140 and 141.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                                                               RATIOS/SUPPLEMENTAL DATA
  NET ASSET                        NET ASSETS,
    VALUE,                            END OF       RATIO OF EXPENSES TO AVERAGE NET ASSETS (12)(13)
     END             TOTAL            PERIOD         EXCLUDING                         INCLUDING
  OF PERIOD       RETURN (11)        (000'S)          CREDITS           GROSS           CREDITS
$        8.70           (12.96)%  $       3,726             1.55%            4.54%            1.55%
---------------------------------------------------------------------------------------------------
         8.66           (13.39)           4,366             2.20             5.19             2.20
---------------------------------------------------------------------------------------------------
         8.66           (13.39)           1,704             2.20             5.19             2.20
---------------------------------------------------------------------------------------------------
         8.67           (13.33)           2,090             2.10             5.09             2.10
---------------------------------------------------------------------------------------------------
        15.51            34.50           25,575             1.55             2.41             1.55
        11.70            17.03            1,880             1.55             8.85             1.54
---------------------------------------------------------------------------------------------------
        15.36            33.72           38,203             2.20             3.06             2.20
        11.66            16.60            1,571             2.20             9.50             2.19
---------------------------------------------------------------------------------------------------
        15.36            33.72           10,675             2.20             3.06             2.20
---------------------------------------------------------------------------------------------------
        15.38            33.84           10,785             2.10             2.96             2.10
        11.67            16.67              728             2.10             9.40             2.09
---------------------------------------------------------------------------------------------------
        10.58             5.81           13,377             1.55             3.38             1.55
---------------------------------------------------------------------------------------------------
        10.56             5.62            7,839             2.20             4.03             2.20
---------------------------------------------------------------------------------------------------
        10.56             5.62            2,875             2.20             4.03             2.20
---------------------------------------------------------------------------------------------------
        10.56             5.65            1,744             2.10             3.93             2.10
---------------------------------------------------------------------------------------------------
         7.93           (20.66)           6,322             1.55             5.55             1.55
---------------------------------------------------------------------------------------------------
         7.91           (20.86)           3,295             2.20             6.20             2.20
---------------------------------------------------------------------------------------------------
         7.91           (20.86)           1,443             2.20             6.20             2.20
---------------------------------------------------------------------------------------------------
         7.92           (20.83)             710             2.10             6.10             2.10
---------------------------------------------------------------------------------------------------
         9.81            (1.92)           2,173             1.55            25.34             1.55
---------------------------------------------------------------------------------------------------
         9.80            (2.01)             582             2.20            25.99             2.20
---------------------------------------------------------------------------------------------------
         9.80            (2.01)             353             2.20            25.99             2.20
---------------------------------------------------------------------------------------------------
         9.80            (1.99)             833             2.10            25.89             2.10
---------------------------------------------------------------------------------------------------
         9.24             3.37           49,259             1.36                -             1.36
         9.67             1.09           59,082             1.38                -             1.38
        10.43             3.54           63,494             1.24                -             1.24
        10.96            11.86           65,612             1.27                -             1.27
        10.61             2.53           66,285             1.33                -             1.32
        10.41             7.64           65,252             1.33                -             1.31
---------------------------------------------------------------------------------------------------
         9.24             2.74           13,808             2.01                -             2.01
         9.67             0.38           12,930             2.03                -             2.03
        10.42             2.87            5,041             1.89                -             1.89
        10.96            11.10            1,761             1.92                -             1.92
        10.61             2.59              804             1.98                -             1.97
        10.40             6.95              774             1.98                -             1.96
---------------------------------------------------------------------------------------------------
         9.24             2.74            1,025             2.01                -             2.01
---------------------------------------------------------------------------------------------------
         9.24             2.84            4,319             1.91                -             1.91
         9.67             0.54            5,515             1.93                -             1.93
        10.42             2.97            4,073             1.79                -             1.79
        10.96            11.22            3,480             1.82                -             1.82
        10.61             2.59            2,781             1.88                -             1.87
        10.40             7.05            2,684             1.88                -             1.86
---------------------------------------------------------------------------------------------------

        RATIOS/SUPPLEMENTAL DATA
   NET INVESTMENT
    INCOME (LOSS)          PORTFOLIO
     TO AVERAGE            TURNOVER
 NET ASSETS (12)(13)       RATE (14)
 (1.23)%                   18.58%
---------------------------------------------------------------------------------------------------
 (1.88)                    18.58
---------------------------------------------------------------------------------------------------
 (1.88)                    18.58
---------------------------------------------------------------------------------------------------
 (1.78)                    18.58
---------------------------------------------------------------------------------------------------
  0.45                     91.39
  0.35                     82.70
---------------------------------------------------------------------------------------------------
 (0.20)                    91.39
 (0.30)                    82.70
---------------------------------------------------------------------------------------------------
 (0.20)                    91.39
---------------------------------------------------------------------------------------------------
 (0.10)                    91.39
 (0.20)                    82.70
---------------------------------------------------------------------------------------------------
 (0.08)                     2.11
---------------------------------------------------------------------------------------------------
 (0.73)                     2.11
---------------------------------------------------------------------------------------------------
 (0.73)                     2.11
---------------------------------------------------------------------------------------------------
 (0.63)                     2.11
---------------------------------------------------------------------------------------------------
 (0.64)                    11.25
---------------------------------------------------------------------------------------------------
 (1.29)                    11.25
---------------------------------------------------------------------------------------------------
 (1.29)                    11.25
---------------------------------------------------------------------------------------------------
 (1.19)                    11.25
---------------------------------------------------------------------------------------------------
 (0.52)                    15.15
---------------------------------------------------------------------------------------------------
 (1.17)                    15.15
---------------------------------------------------------------------------------------------------
 (1.17)                    15.15
---------------------------------------------------------------------------------------------------
 (1.07)                    15.15
---------------------------------------------------------------------------------------------------
  7.34                     11.37
  6.41                     26.95
  6.38                     53.09
  7.14                     62.28
  5.60                      1.58
  6.89                     65.96
---------------------------------------------------------------------------------------------------
  6.69                     11.37
  5.76                     26.95
  5.73                     53.09
  6.49                     62.28
  4.95                      1.58
  6.24                     65.96
---------------------------------------------------------------------------------------------------
  6.69                     11.37
---------------------------------------------------------------------------------------------------
  6.79                     11.37
  5.86                     26.95
  5.83                     53.09
  6.59                     62.28
  5.05                      1.58
  6.34                     65.96
---------------------------------------------------------------------------------------------------

                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2000
                                      135

For a share of beneficial interest outstanding throughout each period:

                                               NET ASSET                  INVESTMENT OPERATIONS               DISTRIBUTIONS
                         YEAR OR                 VALUE,            NET         NET REALIZED                     FROM NET
                          PERIOD               BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL        INVESTMENT
                          ENDED                OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS       INCOME
IDEX FEDERATED TAX EXEMPT
   Class A               10/31/00  (7)         $   10.60       $      0.44      $      0.42    $      0.86    $     (0.44)
                         10/31/99                  11.94              0.44            (1.14)         (0.70)         (0.44)
                         10/31/98                  11.75              0.48             0.34           0.82          (0.48)
                         10/31/97                  11.40              0.53             0.43           0.96          (0.53)
                         10/31/96  (6)             11.36              0.05             0.04           0.09          (0.05)
                         9/30/96                   11.34              0.55             0.10           0.65          (0.56)
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00  (7)             10.59              0.37             0.42           0.79          (0.37)
                         10/31/99                  11.94              0.35            (1.14)         (0.79)         (0.36)
                         10/31/98                  11.74              0.41             0.34           0.75          (0.40)
                         10/31/97                  11.40              0.44             0.43           0.87          (0.45)
                         10/31/96  (6)             11.36              0.04             0.04           0.08          (0.04)
                         9/30/96                   11.34              0.48             0.10           0.58          (0.49)
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00  (7)             10.59              0.37             0.42           0.79          (0.37)
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00  (7)             10.59              0.42             0.42           0.84          (0.41)
                         10/31/99  (5)             11.94              0.39            (1.14)         (0.75)         (0.40)
                         10/31/98                  11.75              0.45             0.34           0.79          (0.45)
                         10/31/97                  11.40              0.50             0.43           0.93          (0.50)
                         10/31/96  (6)             11.36              0.04             0.04           0.08          (0.04)
                         9/30/96                   11.34              0.52             0.10           0.62          (0.53)
--------------------------------------------------------------------------------------------------------------------------
IDEX GE INTERNATIONAL EQUITY
   Class A               10/31/00                  12.85              0.05             0.35           0.40              -
                         10/31/99                  10.77              0.03             2.05           2.08              -
                         10/31/98  (7)             10.57              0.07             0.20           0.27          (0.07)
                         10/31/97  (8)             10.00              0.07             0.50           0.57              -
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00                  12.70             (0.03)            0.35           0.32              -
                         10/31/99                  10.71             (0.06)            2.05           1.99              -
                         10/31/98  (7)             10.52                 -             0.20           0.20          (0.01)
                         10/31/97  (8)             10.00              0.02             0.50           0.52              -
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00                  12.70             (0.03)            0.35           0.32              -
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00                  12.73             (0.02)            0.35           0.33              -
                         10/31/99  (5)             10.72             (0.04)            2.05           2.01              -
                         10/31/98  (7)             10.53              0.01             0.20           0.21          (0.02)
                         10/31/97  (8)             10.00              0.03             0.50           0.53              -
--------------------------------------------------------------------------------------------------------------------------
IDEX GE U.S. EQUITY
   Class A               10/31/00  (3)             10.00                 -             0.83           0.83              -
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00  (3)             10.00             (0.04)            0.83           0.79              -
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00  (3)             10.00             (0.04)            0.83           0.79              -
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00  (3)             10.00             (0.04)            0.83           0.79              -
--------------------------------------------------------------------------------------------------------------------------

                             DISTRIBUTIONS
                         FROM NET
                         REALIZED          TOTAL
                       CAPITAL GAINS   DISTRIBUTIONS
IDEX FEDERATED TAX EXEMPT
   Class A              $     (0.11)    $     (0.55)
                              (0.20)          (0.64)
                              (0.15)          (0.63)
                              (0.08)          (0.61)
                                  -           (0.05)
                              (0.07)          (0.63)
--------------------------------------------------------------------------------------------------------------------------
   Class B                    (0.11)          (0.48)
                              (0.20)          (0.56)
                              (0.15)          (0.55)
                              (0.08)          (0.53)
                                  -           (0.04)
                              (0.07)          (0.56)
--------------------------------------------------------------------------------------------------------------------------
   Class C                    (0.11)          (0.48)
--------------------------------------------------------------------------------------------------------------------------
   Class M                    (0.11)          (0.52)
                              (0.20)          (0.60)
                              (0.15)          (0.60)
                              (0.08)          (0.58)
                                  -           (0.04)
                              (0.07)          (0.60)
--------------------------------------------------------------------------------------------------------------------------
IDEX GE INTERNATIONAL EQUITY
   Class A                    (0.49)          (0.49)
                                  -               -
                                  -           (0.07)
                                  -               -
--------------------------------------------------------------------------------------------------------------------------
   Class B                    (0.49)          (0.49)
                                  -               -
                                  -           (0.01)
                                  -               -
--------------------------------------------------------------------------------------------------------------------------
   Class C                    (0.49)          (0.49)
--------------------------------------------------------------------------------------------------------------------------
   Class M                    (0.49)          (0.49)
                                  -               -
                                  -           (0.02)
                                  -               -
--------------------------------------------------------------------------------------------------------------------------
IDEX GE U.S. EQUITY
   Class A                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class B                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class C                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class M                        -               -
--------------------------------------------------------------------------------------------------------------------------

See notes to the Financial Highlights at pages 140 and 141.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                                                               RATIOS/SUPPLEMENTAL DATA
  NET ASSET                        NET ASSETS,
    VALUE,                            END OF       RATIO OF EXPENSES TO AVERAGE NET ASSETS (12)(13)
     END             TOTAL            PERIOD         EXCLUDING                         INCLUDING
  OF PERIOD       RETURN (11)        (000'S)          CREDITS           GROSS           CREDITS
     $10.91               8.38%   $      16,999             1.35%            1.68%            1.35%
      10.60              (6.23)          20,996             1.35             1.50             1.31
      11.94               7.19           22,313             1.23             1.27             1.23
      11.75               8.68           23,320             1.00             1.63             1.00
      11.40               0.76           24,439             1.00             1.89             1.00
      11.36               5.89           24,708             1.00             1.46             1.00
---------------------------------------------------------------------------------------------------
      10.90               7.72            1,728             2.00             2.33             2.00
      10.59              (6.89)           1,253             2.00             2.15             1.96
      11.94               6.50              654             1.88             1.92             1.88
      11.74               7.93              377             1.65             2.28             1.65
      11.40               0.71              198             1.65             2.54             1.65
      11.36               5.21              189             1.65             2.11             1.65
---------------------------------------------------------------------------------------------------
      10.90               7.72              195             2.00             2.33             2.00
---------------------------------------------------------------------------------------------------
      10.91               8.13            2,014             1.60             1.93             1.60
      10.59              (6.56)           2,193             1.60             1.75             1.56
      11.94               6.92            1,607             1.48             1.52             1.48
      11.75               8.39              921             1.25             1.88             1.25
      11.40               0.74              939             1.25             2.14             1.25
      11.36               5.63              907             1.25             1.71             1.25
---------------------------------------------------------------------------------------------------
      12.76               2.74            6,977             1.62             3.56             1.62
      12.85              19.12            4,902             1.90             3.53             1.90
      10.77               2.58            4,981             2.03             4.22             2.03
      10.57               5.70            3,076             1.70             8.93             1.70
---------------------------------------------------------------------------------------------------
      12.53               2.09            4,407             2.27             4.21             2.27
      12.70              18.45            1,527             2.55             4.18             2.55
      10.71               1.89            1,198             2.68             4.87             2.68
      10.52               5.20              589             2.35             9.58             2.35
---------------------------------------------------------------------------------------------------
      12.53               2.09              629             2.27             4.21             2.27
---------------------------------------------------------------------------------------------------
      12.57               2.19              840             2.17             4.11             2.17
      12.73              18.55              480             2.45             4.08             2.45
      10.72               1.99              397             2.58             4.77             2.58
      10.53               5.30              399             2.25             9.48             2.25
---------------------------------------------------------------------------------------------------
      10.83               8.30            2,974             1.55             6.85             1.55
---------------------------------------------------------------------------------------------------
      10.79               7.86            3,635             2.20             7.50             2.20
---------------------------------------------------------------------------------------------------
      10.79               7.86            2,077             2.20             7.50             2.20
---------------------------------------------------------------------------------------------------
      10.79               7.93              741             2.10             7.40             2.10
---------------------------------------------------------------------------------------------------

       RATIOS/SUPPLEMENTAL DATA
  NET INVESTMENT
   INCOME (LOSS)          PORTFOLIO
    TO AVERAGE            TURNOVER
NET ASSETS (12)(13)       RATE (14)
              4.14%            67.32%
              3.83             35.97
              4.08             42.42
              4.60             71.29
              4.60              3.79
              4.88             71.05
-----------------------------------------------------------------------------------
              3.49             67.32
              3.18             35.97
              3.43             42.42
              3.95             71.29
              3.94              3.79
              4.23             71.05
-----------------------------------------------------------------------------------
              3.49             67.32
-----------------------------------------------------------------------------------
              3.89             67.32
              3.58             35.97
              3.83             42.42
              4.35             71.29
              4.34              3.79
              4.63             71.05
-----------------------------------------------------------------------------------
              0.09            108.37
             (0.16)            71.70
             (0.21)            50.01
              0.19             21.85
-----------------------------------------------------------------------------------
             (0.56)           108.37
             (0.81)            71.70
             (0.86)            50.01
             (0.45)            21.85
-----------------------------------------------------------------------------------
             (0.56)           108.37
-----------------------------------------------------------------------------------
             (0.46)           108.37
             (0.71)            71.70
             (0.76)            50.01
             (0.35)            21.85
-----------------------------------------------------------------------------------
             (0.42)           110.96
-----------------------------------------------------------------------------------
             (1.07)           110.96
-----------------------------------------------------------------------------------
             (1.07)           110.96
-----------------------------------------------------------------------------------
             (0.97)           110.96
-----------------------------------------------------------------------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

For a share of beneficial interest outstanding throughout each period:

                                               NET ASSET                  INVESTMENT OPERATIONS               DISTRIBUTIONS
                         YEAR OR                 VALUE,            NET         NET REALIZED                     FROM NET
                          PERIOD               BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL        INVESTMENT
                          ENDED                OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS       INCOME
IDEX DEAN ASSET ALLOCATION
   Class A               10/31/00              $   11.79       $      0.30      $      1.01    $      1.31    $     (0.35)
                         10/31/99  (7)             13.14              0.27            (0.73)         (0.46)         (0.24)
                         10/31/98                  13.19              0.22             0.67           0.89          (0.21)
                         10/31/97                  11.19              0.19             2.02           2.21          (0.17)
                         10/31/96  (6)             11.03              0.02             0.14           0.16              -
                         9/30/96                   10.00              0.08             1.03           1.11          (0.08)
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00                  11.78              0.23             1.01           1.24          (0.28)
                         10/31/99  (7)             13.13              0.19            (0.73)         (0.54)         (0.16)
                         10/31/98                  13.18              0.14             0.67           0.81          (0.13)
                         10/31/97                  11.18              0.11             2.02           2.13          (0.09)
                         10/31/96  (6)             11.02              0.02             0.14           0.16              -
                         9/30/96                   10.00                 -             1.03           1.03          (0.01)
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00                  11.78              0.23             1.01           1.24          (0.28)
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00                  11.78              0.24             1.01           1.25          (0.29)
                         10/31/99  (5)(7)          13.13              0.20            (0.73)         (0.53)         (0.17)
                         10/31/98                  13.18              0.15             0.67           0.82          (0.14)
                         10/31/97                  11.18              0.12             2.02           2.14          (0.10)
                         10/31/96  (6)             11.03              0.01             0.14           0.15              -
                         9/30/96                   10.00              0.02             1.03           1.05          (0.02)
--------------------------------------------------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN
   Class A               10/31/00                  17.62              0.27            (0.15)          0.12          (0.30)
                         10/31/99                  16.18              0.20             1.65           1.85          (0.20)
                         10/31/98                  15.91              0.21             0.94           1.15          (0.21)
                         10/31/97                  13.43              0.20             2.79           2.99          (0.19)
                         10/31/96  (6)             13.27              0.01             0.15           0.16              -
                         9/30/96                   11.74              0.20             1.65           1.85          (0.17)
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00                  17.60              0.18            (0.15)          0.03          (0.20)
                         10/31/99                  16.17              0.09             1.65           1.74          (0.10)
                         10/31/98                  15.89              0.11             0.94           1.05          (0.10)
                         10/31/97                  13.42              0.10             2.79           2.89          (0.10)
                         10/31/96  (6)             13.27                 -             0.15           0.15              -
                         9/30/96                   11.73              0.13             1.65           1.78          (0.09)
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00                  17.60              0.18            (0.15)          0.03          (0.20)
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00                  17.61              0.18            (0.15)          0.03          (0.21)
                         10/31/99  (5)             16.17              0.11             1.65           1.76          (0.11)
                         10/31/98                  15.90              0.12             0.94           1.06          (0.12)
                         10/31/97                  13.42              0.12             2.79           2.91          (0.11)
                         10/31/96  (6)             13.27                 -             0.15           0.15              -
                         9/30/96                   11.73              0.15             1.65           1.80          (0.11)
--------------------------------------------------------------------------------------------------------------------------

                             DISTRIBUTIONS
                         FROM NET
                         REALIZED          TOTAL
                       CAPITAL GAINS   DISTRIBUTIONS
IDEX DEAN ASSET ALLOCATION
   Class A              $         -     $     (0.35)
                              (0.65)          (0.89)
                              (0.73)          (0.94)
                              (0.04)          (0.21)
                                  -               -
                                  -           (0.08)
--------------------------------------------------------------------------------------------------------------------------
   Class B                        -           (0.28)
                              (0.65)          (0.81)
                              (0.73)          (0.86)
                              (0.04)          (0.13)
                                  -               -
                                  -           (0.01)
--------------------------------------------------------------------------------------------------------------------------
   Class C                        -           (0.28)
--------------------------------------------------------------------------------------------------------------------------
   Class M                        -           (0.29)
                              (0.65)          (0.82)
                              (0.73)          (0.87)
                              (0.04)          (0.14)
                                  -               -
                                  -           (0.02)
--------------------------------------------------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN
   Class A                    (0.42)          (0.72)
                              (0.21)          (0.41)
                              (0.67)          (0.88)
                              (0.32)          (0.51)
                                  -               -
                              (0.15)          (0.32)
--------------------------------------------------------------------------------------------------------------------------
   Class B                    (0.42)          (0.62)
                              (0.21)          (0.31)
                              (0.67)          (0.77)
                              (0.32)          (0.42)
                                  -               -
                              (0.15)          (0.24)
--------------------------------------------------------------------------------------------------------------------------
   Class C                    (0.42)          (0.62)
--------------------------------------------------------------------------------------------------------------------------
   Class M                    (0.42)          (0.63)
                              (0.21)          (0.32)
                              (0.67)          (0.79)
                              (0.32)          (0.43)
                                  -               -
                              (0.15)          (0.26)
--------------------------------------------------------------------------------------------------------------------------

See notes to the Financial Highlights at pages 140 and 141.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                                                               RATIOS/SUPPLEMENTAL DATA
  NET ASSET                        NET ASSETS,
    VALUE,                            END OF       RATIO OF EXPENSES TO AVERAGE NET ASSETS (12)(13)
     END             TOTAL            PERIOD         EXCLUDING                         INCLUDING
  OF PERIOD       RETURN (11)        (000'S)          CREDITS           GROSS           CREDITS
$       12.75            11.43%   $       9,850             1.55%            2.02%            1.55%
        11.79            (3.74)          12,377             1.66             1.85             1.66
        13.14             7.25           15,747             1.85             1.87             1.85
        13.19            19.84           12,291             1.85             2.30             1.85
        11.19             1.45            8,396             1.85             2.65             1.85
        11.03            11.07            7,401             2.85             3.20             2.85
---------------------------------------------------------------------------------------------------
        12.74            10.76            9,193             2.20             2.67             2.20
        11.78            (4.36)          12,171             2.31             2.50             2.31
        13.13             6.56           14,679             2.50             2.52             2.50
        13.18            19.08            9,747             2.50             2.95             2.50
        11.18             1.45            5,013             2.50             3.30             2.50
        11.02            10.39            4,848             3.50             3.85             3.50
---------------------------------------------------------------------------------------------------
        12.74            10.76              565             2.20             2.67             2.20
---------------------------------------------------------------------------------------------------
        12.74            10.86            2,868             2.10             2.57             2.10
        11.78            (4.26)           4,689             2.21             2.40             2.21
        13.13             6.67            7,342             2.40             2.42             2.40
        13.18            19.20            5,088             2.40             2.85             2.40
        11.18             1.36            4,758             2.40             3.20             2.40
        11.03            10.50            4,641             3.40             3.75             3.40
---------------------------------------------------------------------------------------------------
        17.02             0.64           40,919             1.55             1.69             1.55
        17.62            11.61           37,959             1.64             1.79             1.64
        16.18             7.43           32,055             1.85             1.92             1.85
        15.91            22.80           21,629             1.85             2.28             1.85
        13.43             1.20           11,744             1.85             2.76             1.82
        13.27            16.00           11,314             1.85             2.79             1.79
---------------------------------------------------------------------------------------------------
        17.01             0.03           19,375             2.20             2.34             2.20
        17.60            10.91           15,531             2.29             2.44             2.29
        16.17             6.74            9,789             2.50             2.57             2.50
        15.89            22.03            4,698             2.50             2.93             2.50
        13.42             1.13            1,684             2.50             3.40             2.47
        13.27            15.38            1,537             2.50             3.44             2.44
---------------------------------------------------------------------------------------------------
        17.01             0.03            2,523             2.20             2.34             2.20
---------------------------------------------------------------------------------------------------
        17.01             0.12            7,026             2.10             2.24             2.10
        17.61            11.02            8,779             2.19             2.34             2.19
        16.17             6.85            6,977             2.40             2.47             2.40
        15.90            22.15            4,332             2.40             2.83             2.40
        13.42             1.13            1,792             2.40             3.30             2.37
        13.27            15.49            1,728             2.40             3.34             2.34
---------------------------------------------------------------------------------------------------

        RATIOS/SUPPLEMENTAL DATA
    NET INVESTMENT
     INCOME (LOSS)          PORTFOLIO
      TO AVERAGE            TURNOVER
  NET ASSETS (12)(13)       RATE (14)
         2.50%                28.15%
         2.12                 82.20
         1.82                 55.45
         1.57                 71.63
         1.26                  2.38
         0.72                 56.22
--------------------------------------------------------------------------------
         1.85                 28.15
         1.47                 82.20
         1.17                 55.45
         0.92                 71.63
         0.61                  2.38
         0.07                 56.22
--------------------------------------------------------------------------------
         1.85                 28.15
--------------------------------------------------------------------------------
         1.95                 28.15
         1.57                 82.20
         1.27                 55.45
         1.02                 71.63
         0.71                  2.38
         0.17                 56.22
--------------------------------------------------------------------------------
         1.59                 56.08
         1.20                 60.18
         1.30                 32.12
         1.41                 51.44
         1.47                  5.50
         1.67                 40.58
--------------------------------------------------------------------------------
         0.94                 56.08
         0.55                 60.18
         0.65                 32.12
         0.76                 51.44
         0.82                  5.50
         1.02                 40.58
--------------------------------------------------------------------------------
         0.94                 56.08
--------------------------------------------------------------------------------
         1.04                 56.08
         0.65                 60.18
         0.75                 32.12
         0.86                 51.44
         0.92                  5.50
         1.12                 40.58
--------------------------------------------------------------------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

For a share of beneficial interest outstanding throughout each period:

                                               NET ASSET                  INVESTMENT OPERATIONS               DISTRIBUTIONS
                         YEAR OR                 VALUE,            NET         NET REALIZED                     FROM NET
                          PERIOD               BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL        INVESTMENT
                          ENDED                OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS       INCOME
IDEX NWQ VALUE EQUITY
   Class A               10/31/00              $   11.28       $      0.09      $      1.54    $      1.63    $         -
                         10/31/99  (7)             11.09              0.05             0.41           0.46              -
                         10/31/98                  11.71              0.03            (0.61)         (0.58)             -
                         10/31/97  (8)             10.00              0.02             1.69           1.71              -
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00                  11.09             (0.02)            1.54           1.52              -
                         10/31/99  (7)             10.98             (0.03)            0.41           0.38              -
                         10/31/98                  11.67             (0.04)           (0.61)         (0.65)             -
                         10/31/97  (8)             10.00             (0.02)            1.69           1.67              -
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00                  11.09             (0.02)            1.54           1.52              -
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00                  11.12                 -             1.54           1.54              -
                         10/31/99  (5)(7)          11.00             (0.02)            0.41           0.39              -
                         10/31/98                  11.67             (0.02)           (0.61)         (0.63)             -
                         10/31/97  (8)             10.00             (0.02)            1.69           1.67              -
--------------------------------------------------------------------------------------------------------------------------
IDEX C.A.S.E. GROWTH
   Class A               10/31/00                  12.14             (0.13)           (1.54)         (1.67)             -
                         10/31/99                  10.14              0.06             2.78           2.84              -
                         10/31/98                  12.90              0.03            (1.84)         (1.81)             -
                         10/31/97  (7)             10.56             (0.01)            2.86           2.85          (0.51)
                         10/31/96  (6)             10.46             (0.07)            0.17           0.10              -
                         9/30/96   (10)            10.00              0.61            (0.15)          0.46              -
--------------------------------------------------------------------------------------------------------------------------
   Class B               10/31/00                  11.93             (0.17)           (1.54)         (1.71)             -
                         10/31/99                  10.02             (0.03)            2.78           2.75              -
                         10/31/98                  12.85             (0.04)           (1.84)         (1.88)             -
                         10/31/97  (7)             10.51             (0.07)            2.86           2.79          (0.45)
                         10/31/96  (6)             10.41             (0.07)            0.17           0.10              -
                         9/30/96   (10)            10.00              0.56            (0.15)          0.41              -
--------------------------------------------------------------------------------------------------------------------------
   Class C               10/31/00                  11.93             (0.17)           (1.54)         (1.71)             -
--------------------------------------------------------------------------------------------------------------------------
   Class M               10/31/00                  11.96             (0.16)           (1.54)         (1.70)             -
                         10/31/99  (5)             10.04             (0.02)            2.78           2.76              -
                         10/31/98                  12.86             (0.03)           (1.84)         (1.87)             -
                         10/31/97  (7)             10.52             (0.06)            2.86           2.80          (0.46)
                         10/31/96  (6)             10.42             (0.07)            0.17           0.10              -
                         9/30/96   (10)            10.00              0.57            (0.15)          0.42              -
--------------------------------------------------------------------------------------------------------------------------

                             DISTRIBUTIONS
                         FROM NET
                         REALIZED          TOTAL
                       CAPITAL GAINS   DISTRIBUTIONS
IDEX NWQ VALUE EQUITY
   Class A              $         -     $         -
                              (0.27)          (0.27)
                              (0.04)          (0.04)
                                  -               -
--------------------------------------------------------------------------------------------------------------------------
   Class B                        -               -
                              (0.27)          (0.27)
                              (0.04)          (0.04)
                                  -               -
--------------------------------------------------------------------------------------------------------------------------
   Class C                        -               -
--------------------------------------------------------------------------------------------------------------------------
   Class M                        -               -
                              (0.27)          (0.27)
                              (0.04)          (0.04)
                                  -               -
--------------------------------------------------------------------------------------------------------------------------
IDEX C.A.S.E. GROWTH
   Class A                    (0.21)          (0.21)
                              (0.84)          (0.84)
                              (0.95)          (0.95)
                                  -           (0.51)
                                  -               -
                                  -               -
--------------------------------------------------------------------------------------------------------------------------
   Class B                    (0.21)          (0.21)
                              (0.84)          (0.84)
                              (0.95)          (0.95)
                                  -           (0.45)
                                  -               -
                                  -               -
--------------------------------------------------------------------------------------------------------------------------
   Class C                    (0.21)          (0.21)
--------------------------------------------------------------------------------------------------------------------------
   Class M                    (0.21)          (0.21)
                              (0.84)          (0.84)
                              (0.95)          (0.95)
                                  -           (0.46)
                                  -               -
                                  -               -
--------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(1) From commencement of investment operations, September 15, 2000.

(2) From commencement of investment operations, July 14, 2000.

(3) From commencement of investment operations, March 1, 2000.

(4) From commencement of investment operations, March 1, 1999.

(5) On March 1, 1999, the fund changed the load and expense structure of C shares and renamed them M shares. On November 1, 1999, the funds began offering new Class C shares for sale.

(6) For the month ended October 31, 1996. On October 1, 1996, each fund changed its fiscal year end from September 30 to October 31.

(7) Distributions from net realized capital gains include distributions in excess of current net realized capital gains for IDEX Alger Aggressive Growth Classes A, B and M, for the period ended 9/30/96, in the amount of $1.02 and for IDEX JCC Global Classes A, B and M, for the period ended 10/31/98 in the amount of $0.17 and IDEX T. Rowe Price Small Cap Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.16 and for IDEX AEGON Income Plus Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.06 and for IDEX Federated Tax Exempt Classes A, B, C and M, for the period ended 10/31/00 in the amount of $0.11. Dividends from net investment income include distributions in excess of current net investment income for IDEX GE International Equity Classes A, B and M, for the period ended 10/31/98 in the amount of $0.06, $0.01 and $0.02, respectively and for IDEX JCC Capital Appreciation Classes A and M, for the period ended 9/30/96 in the amount of $0.01 and for IDEX JCC Growth Class T for the period ended 10/31/98 in the amount of $0.03 and for IDEX C.A.S.E. Growth Classes A, B and M, for the period ended 10/31/97 in the amount of $0.08 and for IDEX NWQ Value Equity Classes A, B and M for the period ended 10/31/99 in the amount of $0.12 and IDEX Dean Asset Allocation Classes A, B and M for the period ended 10/31/99 in the amount of $0.11.

(8) From commencement of investment operations, February 1, 1997.


The notes to the financial statements are an integral part of these statements. IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                                                               RATIOS/SUPPLEMENTAL DATA
  NET ASSET                        NET ASSETS,
    VALUE,                            END OF       RATIO OF EXPENSES TO AVERAGE NET ASSETS (12)(13)
     END             TOTAL            PERIOD         EXCLUDING                         INCLUDING
  OF PERIOD       RETURN (11)        (000'S)          CREDITS           GROSS           CREDITS
$12.91                  14.38%   $       8,431             1.55%            2.20%            1.55%
 11.28                    4.34            7,972             1.64             2.28             1.64
 11.09                   (4.96)           8,035             1.85             2.51             1.85
 11.71                   17.14            5,305             1.50             4.05             1.50
---------------------------------------------------------------------------------------------------
 12.61                   13.72           10,448             2.20             2.85             2.20
 11.09                    3.68            7,311             2.29             2.93             2.29
 10.98                   (5.55)           5,020             2.50             3.16             2.50
 11.67                   16.65            2,850             2.15             4.70             2.15
---------------------------------------------------------------------------------------------------
 12.61                   13.72            1,094             2.20             2.85             2.20
---------------------------------------------------------------------------------------------------
 12.66                   13.82            2,508             2.10             2.75             2.10
 11.12                    3.79            2,204             2.19             2.83             2.19
 11.00                   (5.46)           2,013             2.40             3.06             2.40
 11.67                   16.73            1,607             2.05             4.60             2.05
---------------------------------------------------------------------------------------------------
 10.26                  (14.06)           4,147             1.55             2.66             1.55
 12.14                   30.07            4,537             1.64             2.87             1.64
 10.14                  (14.83)           4,284             1.85             2.44             1.85
 12.90                   28.31            3,920             1.85             4.62             1.85
 10.56                    0.96            1,675             1.85             6.79             1.84
 10.46                    4.60            1,455             2.85             5.89             2.85
---------------------------------------------------------------------------------------------------
 10.01                  (14.70)           3,483             2.20             3.31             2.20
 11.93                   29.45            3,868             2.29             3.52             2.29
 10.02                  (15.40)           2,460             2.50             3.09             2.50
 12.85                   27.62            2,436             2.50             5.27             2.50
 10.51                    0.96            1,159             2.50             7.44             2.49
 10.41                    4.10            1,100             3.50             6.54             3.50
---------------------------------------------------------------------------------------------------
 10.01                  (14.70)             271             2.20             3.31             2.20
---------------------------------------------------------------------------------------------------
 10.05                  (14.60)             946             2.10             3.21             2.10
 11.96                   29.54            1,338             2.19             3.42             2.19
 10.04                  (15.31)             879             2.40             2.99             2.40
 12.86                   27.73            2,028             2.40             5.17             2.40
 10.52                    0.96              687             2.40             7.34             2.39
 10.42                    4.20              613             3.40             6.44             3.40
---------------------------------------------------------------------------------------------------

       RATIOS/SUPPLEMENTAL DATA
  NET INVESTMENT
   INCOME (LOSS)           PORTFOLIO
    TO AVERAGE            TURNOVER
NET ASSETS (12)(13)       RATE (14)
                0.40%            49.75%
                0.21             26.29
                   -             30.43
                0.38              6.40
-------------------------------------------------------------------------------------
               (0.25)            49.75
               (0.44)            26.29
               (0.65)            30.43
               (0.28)             6.40
-------------------------------------------------------------------------------------
               (0.25)            49.75
-------------------------------------------------------------------------------------
               (0.15)            49.75
               (0.34)            26.29
               (0.55)            30.43
               (0.18)             6.40
-------------------------------------------------------------------------------------
               (0.87)           244.18
               (0.99)           125.60
               (0.73)           147.01
               (0.34)           183.06
                0.27             20.69
               10.00            654.49
-------------------------------------------------------------------------------------
               (1.52)           244.18
               (1.64)           125.60
               (1.38)           147.01
               (0.99)           183.06
                0.38             20.69
                9.35            654.49
-------------------------------------------------------------------------------------
               (1.52)           244.18
-------------------------------------------------------------------------------------
               (1.42)           244.18
               (1.54)           125.60
               (1.28)           147.01
               (0.89)           183.06
                0.28             20.69
                9.45            654.49
-------------------------------------------------------------------------------------

 (9) From commencement of investment operations, September 20, 1996.

(10) From commencement of investment operations, February 1, 1996.

(11) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A, Class M or Class T Shares. Periods of less than one year are not annualized.

(12) Ratio of expenses to average net assets shows:
      Excluding Credits (total expenses less fee waivers and reimbursements by the investment adviser).
      Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any).
      Including Credits (total expenses less fee waivers and reimbursements by the investment adviser and reduced by affiliated brokerage and custody earnings credits, if any).

(13) Periods of less than one year are annualized. The ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income
     (Loss) prior to certain reclassifications as discussed in Note 1 of the Notes to the Financial Statements.

(14) Periods of less than one year are not annualized.

(15) Effective September 1, 2000, IDEX JCC Global is not available to new investors.

(16) Net investment income, the ratio of net investment income to average net assets and the portfolio turnover rate reflect activity relating to a non-recurring initiative to invest in dividend producing securities.
                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 1.         ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

    IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Mutual Funds currently consists of twenty-six series or "funds" (each a "Fund" and collectively the "Funds"). All Funds are diversified except IDEX JCC Capital Appreciation, IDEX Salomon All Cap, IDEX Pilgrim Baxter Technology, IDEX Great Companies - America(SM) and IDEX Great Companies - Technology(SM).

    On November 1, 1999, the Funds began offering new Class C shares for sale. On March 1, 2000, IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Equity and IDEX Transamerica Small Company commenced operations. Also at that time, IDEX GE/Scottish Equitable International Equity changed its name to IDEX GE International Equity. On June 15, 2000, IDEX AEGON Tax Exempt changed its name to IDEX Federated Tax Exempt. On July 14, 2000, IDEX Great Companies - America(SM) and IDEX Great Companies - Technology(SM) commenced operations. Effective September 1, 2000, IDEX JCC Global closed to new investors. On September 15, 2000, IDEX Great Companies
    - Global(2) and IDEX Gabelli Global Growth commenced operations.

    MULTIPLE CLASS OPERATIONS AND EXPENSES: The Funds currently offer for sale four classes of shares (five classes for IDEX JCC Growth), each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon a simultaneous equation methodology as permitted under Rule 18f-3 of the 1940 Act. Each Fund bears its own specific expenses as well as a portion of general common expenses. IDEX JCC Growth Class T and IDEX JCC Global are closed to new shareholders.

    The following policies were consistently followed by the Funds, in accordance with generally accepted accounting principles ("GAAP"). In preparing the Funds' financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

    SECURITY VALUATIONS: Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Trustees and each Fund's Valuation Committee, determine in good faith.

    SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

    FOREIGN CURRENCY DENOMINATED INVESTMENTS: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gains or losses from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and
    3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

    FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

    FUTURES AND OPTIONS CONTRACTS: The Funds may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in market value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. Premiums received on written options are reflected in other liabilities.


IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 1.         ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

    Transactions in written call and put options were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    IDEX Dean Asset
                                                                  IDEX Salomon All Cap                 Allocation
                                                               ----------------------------------------------------------
                                                                 Premium        Contracts        Premium        Contracts
-------------------------------------------------------------------------------------------------------------------------
 Balance at 10/31/99                                           $     2,137            9                  0             0
 Sales                                                              45,357          122        $   399,963         1,548
 Closing Buys                                                      (31,455)         (61)           (34,773)          (40)
 Expirations                                                             0            0                  0             0
 Exercised                                                               0            0                  0             0
                                                               ----------------------------------------------------------
 Balance at 10/31/00                                           $    16,039           70        $   365,190         1,508
-------------------------------------------------------------------------------------------------------------------------

    SHORT SALES: The Funds may enter into short sales of equity securities. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will incur a loss as it repurchases the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

    FEDERAL TAXES: No provisions for Federal income or excise taxes have been made as the Funds intend to distribute substantially all net income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

    DIVIDEND DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

    Reclassifications are made to each Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

NOTE 2.         FEES, EARNINGS CREDITS AND RELATED PARTY TRANSACTIONS:

    IDEX Management, Inc. ("IMI") is the investment adviser for the Funds. InterSecurities, Inc. ("ISI") is the Funds' principal underwriter. IDEX Investor Services, Inc. ("IIS") is the Funds' transfer agent. IMI, ISI and IIS are 100% owned by AUSA Holding Company ("AUSA"). AUSA is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation.

    INVESTMENT ADVISORY AND DISTRIBUTION AND SERVICE FEES: The Funds pay management fees based upon average daily net assets to IMI, who will reimburse the Funds to the extent that certain operating expenses exceed the stated annual limitation, if any. The Funds (except IDEX JCC Growth Class T) have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to ISI for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The 12b-1 fee for all Funds is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. IMI has entered into sub-advisory agreements with various management companies to provide investment services to the Funds. IMI compensates the sub-advisers as described in the Prospectus. AEGON USA Investment Management, Inc., Transamerica Investment Management, LLC and Great Companies, L.L.C. are affiliates of the Funds and are sub-advisers to certain Funds.


                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 2.         FEES, EARNINGS CREDITS AND RELATED PARTY TRANSACTIONS
(CONTINUED):

    Management fees paid to IMI for its services and other information for the year or period ended October 31, 2000 are as follows:

      -----------------------------------------------------------------------------------------------------------
                                                                         Annual Rates
                                             --------------------------------------------------------------------
                                                           Expense Limit    Class A   Class B   Class C   Class M
                                             Management     (excluding       12b-1     12b-1     12b-1     12b-1
                                              Fee (1)     12b-1 fees) (2)     Fee       Fee       Fee       Fee
      -----------------------------------------------------------------------------------------------------------
       IDEX JCC Growth *                       0.825%           1.50%        0.35%     1.00%     1.00%     0.90%
       IDEX JCC Global                         1.000%           -none-       0.35%     1.00%     1.00%     0.90%
       IDEX JCC Balanced *                     0.975%           1.50%        0.35%     1.00%     1.00%     0.90%
       IDEX JCC Capital Appreciation *         0.975%           1.50%        0.35%     1.00%     1.00%     0.90%
       IDEX JCC Flexible Income **             0.875%           1.50%        0.35%     1.00%     1.00%     0.90%
       IDEX Alger Aggressive Growth            0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX T. Rowe Price Dividend Growth      0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX T. Rowe Price Small Cap            0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX Pilgrim Baxter Mid Cap Growth      0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX Pilgrim Baxter Technology          1.000%           1.40%        0.35%     1.00%     1.00%     0.90%
       IDEX Gabelli Global Growth              1.000%           1.40%        0.35%     1.00%     1.00%     0.90%
       IDEX Goldman Sachs Growth               0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX Transamerica Equity                0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX Transamerica Small Company         0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX Salomon All Cap                    0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX Great Companies - America(SM)      0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX Great Companies -
        Technology(SM)                         0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX Great Companies - Global(2)        0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX AEGON Income Plus                  0.600%           1.25%        0.35%     1.00%     1.00%     0.90%
       IDEX Federated Tax Exempt               0.600%           1.00%        0.35%     1.00%     1.00%     0.60%
       IDEX GE International Equity            0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX GE U.S. Equity                     0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX Dean Asset Allocation              0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX LKCM Strategic Total Return        0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX NWQ Value Equity                   0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
       IDEX C.A.S.E. Growth                    0.800%           1.20%        0.35%     1.00%     1.00%     0.90%
      -----------------------------------------------------------------------------------------------------------

      -------------------------------------  --------------------------------------------
                                                   Underwriter Commissions (3)
                                             --------------------------------------------
                                              Received       Retained      Contingent
                                                 by             by           Sales
                                                 ISI            ISI         Charges
      -------------------------------------  --------------------------------------------
       IDEX JCC Growth *                     $16,382,814    $14,469,497    $1,046,028
       IDEX JCC Global                        10,875,249      9,773,728       461,708
       IDEX JCC Balanced *                     3,227,896      2,856,942       249,907
       IDEX JCC Capital Appreciation *         5,588,693      4,924,015       310,402
       IDEX JCC Flexible Income **               194,503        175,265        12,084
       IDEX Alger Aggressive Growth            3,586,962      3,139,748       163,583
       IDEX T. Rowe Price Dividend Growth        157,894        136,415         7,524
       IDEX T. Rowe Price Small Cap              238,585        208,316         5,385
       IDEX Pilgrim Baxter Mid Cap Growth      1,565,934      1,369,847        50,748
       IDEX Pilgrim Baxter Technology          1,198,728      1,054,289        98,516
       IDEX Gabelli Global Growth                163,339        144,103           740
       IDEX Goldman Sachs Growth                 219,731        193,007         7,836
       IDEX Transamerica Equity                   63,833         55,988           695
       IDEX Transamerica Small Company           134,303        120,311         5,652
       IDEX Salomon All Cap                      743,190        652,950        10,147
       IDEX Great Companies - America(SM)        268,035        231,303           149
       IDEX Great Companies -
        Technology(SM)                           119,790        103,700           133
       IDEX Great Companies - Global(2)           34,500         31,541             0
       IDEX AEGON Income Plus                    122,834        109,470        26,897
       IDEX Federated Tax Exempt                  47,089         40,828         1,622
       IDEX GE International Equity              101,257         87,254         2,056
       IDEX GE U.S. Equity                       108,643         92,206           333
       IDEX Dean Asset Allocation                 61,549         52,858         5,340
       IDEX LKCM Strategic Total Return          391,839        332,691        32,823
       IDEX NWQ Value Equity                      97,639         84,923        11,709
       IDEX C.A.S.E. Growth                       69,027         59,539         9,969
      -----------------------------------------------------------------------------------

    The table below illustrates each Fund's management fee structure.

--------------------------------------------------------------------------------------------
                                    First     Next      First     Next      Over      First
                                    $750      $250      $100      $150      $250      $500
                                   million   million   million   million   million   million
--------------------------------------------------------------------------------------------
 IDEX JCC Growth *                  1.00%     0.90%
 IDEX JCC Global                    1.00%     0.90%
 IDEX JCC Balanced *                1.00%     0.90%
 IDEX JCC Capital Appreciation *    1.00%     0.90%
 IDEX JCC Flexible Income **                            0.90%     0.80%     0.70%
 IDEX Alger Aggressive Growth                                                         0.80%
 IDEX T. Rowe Price Dividend
  Growth                                                                              0.80%
 IDEX T. Rowe Price Small Cap                                                         0.80%
 IDEX Pilgrim Baxter Mid Cap
  Growth                                                                              0.80%
 IDEX Pilgrim Baxter Technology                                                       1.00%
 IDEX Gabelli Global Growth                                                           1.00%
 IDEX Goldman Sachs Growth                                                            0.80%
 IDEX Transamerica Equity                                                             0.80%
 IDEX Transamerica Small Company                                                      0.80%
 IDEX Salomon All Cap                                                                 0.80%
 IDEX Great Companies -
  America(SM)                                                                         0.80%
 IDEX Great Companies -
  Technology(SM)                                                                      0.80%
 IDEX Great Companies - Global(2)                                                     0.80%
 IDEX AEGON Income Plus             0.60%     0.60%
 IDEX Federated Tax Exempt          0.60%     0.60%
 IDEX GE International Equity                                                         0.80%
 IDEX GE U.S. Equity                                                                  0.80%
 IDEX Dean Asset Allocation                                                           0.80%
 IDEX LKCM Strategic Total Return                                                     0.80%
 IDEX NWQ Value Equity                                                                0.80%
 IDEX C.A.S.E. Growth                                                                 0.80%
--------------------------------------------------------------------------------------------

---------------------------------  ----------------------------------
                                    Over        $500
                                    $500      million-    Over $1
                                   million   $1 billion   billion
---------------------------------  ----------------------------------
 IDEX JCC Growth *                                         0.85%
 IDEX JCC Global                                           0.85%
 IDEX JCC Balanced *                                       0.85%
 IDEX JCC Capital Appreciation *                           0.85%
 IDEX JCC Flexible Income **
 IDEX Alger Aggressive Growth       0.70%
 IDEX T. Rowe Price Dividend
  Growth                            0.70%
 IDEX T. Rowe Price Small Cap       0.70%
 IDEX Pilgrim Baxter Mid Cap
  Growth                            0.70%
 IDEX Pilgrim Baxter Technology     0.90%
 IDEX Gabelli Global Growth                    0.90%       0.80%
 IDEX Goldman Sachs Growth          0.70%
 IDEX Transamerica Equity           0.70%
 IDEX Transamerica Small Company    0.70%
 IDEX Salomon All Cap               0.70%
 IDEX Great Companies -
  America(SM)                       0.70%
 IDEX Great Companies -
  Technology(SM)                    0.70%
 IDEX Great Companies - Global(2)   0.70%
 IDEX AEGON Income Plus                                    0.60%
 IDEX Federated Tax Exempt                                 0.60%
 IDEX GE International Equity       0.70%
 IDEX GE U.S. Equity                0.70%
 IDEX Dean Asset Allocation         0.70%
 IDEX LKCM Strategic Total Return   0.70%
 IDEX NWQ Value Equity              0.70%
 IDEX C.A.S.E. Growth               0.70%
---------------------------------------------------------------------


IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 2.         FEES, EARNINGS CREDITS AND RELATED PARTY TRANSACTIONS
(CONTINUED):
     * IMI will waive advisory fees as follows: .025% of average daily net assets from $100-$500 million (net .975%); .075% from $500-$750 million (net .925%); .025% from $750 million-$1 billion (net .875%); and .025%
       over $1 billion (net .825%).

    ** IMI will waive advisory fees as follows: .025% of average daily net assets for the first $100 million (net .875%); .025% from $100-$250 million (net .775%); and .025% over $250 million (net .675%).

    (1) Management fee represents each Fund's current breakpoint based on its net assets and fee waiver.

    (2) IDEX GE International Equity's expense limit was 1.45% for the four months ended February 28, 2000, decreasing to 1.20% thereafter.

    (3) Underwriter commissions relate to front-end sales charges imposed for Class A, M and T shares and contingent deferred sales charges result from Class B and Class M share redemptions.

    TRANSFER AGENCY FEES AND EXPENSES: Each Fund incurs IIS annual per-account charges of $15.70 for each open shareholder account, $2.79 for each new account opened, $1.67 for each closed account maintained, and certain out-of-pocket expenses.

    CUSTODY EARNINGS CREDITS: State Street Bank and Trust Company ("State Street") is custodian for the Funds. Custody earnings credits represent reductions in State Street's fees in lieu of interest income earned on incidental uninvested cash balances.

    LINE OF CREDIT: The Funds, except IDEX Great Companies - America(SM), IDEX Great Companies - Technology(SM), IDEX Great Companies - Global(2), and IDEX Gabelli Global Growth, maintain a $45 million unsecured committed redemption liquidity line of credit with the custodian. No borrowings have taken place during the period nor are any amounts outstanding at October 31, 2000.

    BROKERAGE COMMISSIONS: Brokerage commissions incurred on security transactions placed with an affiliate of its sub-adviser for the year or period ended October 31, 2000, by IDEX Alger Aggressive Growth, IDEX Goldman Sachs Growth, IDEX Great Companies - America(SM), IDEX Great Companies - Global(2), IDEX Great Companies - Technology(SM) and IDEX Salomon All Cap totaled $323,971, $1,232, $12,900, $2,026, $7,174, and $30, respectively.

    DEFERRED COMPENSATION PLAN: Each eligible Fund trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such trustees may defer payment of a percentage of their total fees earned as a Fund trustee. These deferred amounts may be invested in any Fund. Contributions made under the Plan and appreciation (depreciation) and income of Plan assets are included in Trustees fees and expenses. At October 31, 2000, invested plan amounts are included in Other Assets, and the total liability for deferred compensation to Trustees is included in Other Liabilities as follows:

IDEX JCC Growth                          $  378,621
IDEX JCC Global                             100,294
IDEX JCC Balanced                            15,017
IDEX JCC Capital Appreciation                14,627
IDEX JCC Flexible Income                      4,362
IDEX Alger Aggressive Growth                 17,839
IDEX T. Rowe Price Dividend Growth              281
IDEX T. Rowe Price Small Cap                    319
IDEX Pilgrim Baxter Mid Cap Growth            1,775
IDEX Pilgrim Baxter Technology                1,024
IDEX Gabelli Global Growth                       34
IDEX Goldman Sachs Growth                       313
IDEX Transamerica Equity                         56
IDEX Transamerica Small Company                  98
IDEX Salomon All Cap                     $      603
IDEX Great Companies - America(SM)               93
IDEX Great Companies - Technology(SM)            42
IDEX Great Companies - Global(2)                  8
IDEX AEGON Income Plus                       14,822
IDEX Federated Tax Exempt                     4,957
IDEX GE International Equity                    818
IDEX GE U.S. Equity                              63
IDEX Dean Asset Allocation                    5,541
IDEX LKCM Strategic Total Return              7,699
IDEX NWQ Value Equity                         1,849
IDEX C.A.S.E. Growth                          1,565
                                         ----------
    Total                                $  572,720
                                         ==========

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 3.         INVESTMENT TRANSACTIONS:

    The cost of securities purchased and proceeds from securities sold (excluding U.S. Government short-term securities and other investments usually held to maturity) for the period ended October 31, 2000 were as follows:

                                                 Non-U.S.              Non-U.S.                U.S.                  U.S.
                                           Government purchases    Government sales    Government purchases    Government sales
                                           --------------------    ----------------    --------------------    ----------------
IDEX JCC Growth                              $  2,214,849,434      $ 1,498,128,551        $            -         $          -
IDEX JCC Global                                 1,463,604,835          739,384,279                     -                    -
IDEX JCC Balanced                                 325,399,150          191,610,517           119,179,915           24,814,970
IDEX JCC Capital Appreciation                     765,305,805          374,687,721                     -                    -
IDEX JCC Flexible Income                           36,468,240           33,897,312            25,597,874           13,408,193
IDEX Alger Aggressive Growth                      425,754,753          291,509,442                     -                    -
IDEX T. Rowe Price Dividend Growth                 15,731,649            5,460,373               454,134               68,645
IDEX T. Rowe Price Small Cap                       23,099,488            6,096,039                     -                    -
IDEX Pilgrim Baxter Mid Cap Growth                219,873,024           83,494,844                     -                    -
IDEX Pilgrim Baxter Technology                    191,173,186           94,289,828                     -                    -
IDEX Gabelli Global Growth                          6,722,321                    -                     -                    -
IDEX Goldman Sachs Growth                          19,816,806            2,782,130               477,644                    -
IDEX Transamerica Equity                            8,153,438              521,127                     -                    -
IDEX Transamerica Small Company                    13,715,113            1,273,443                     -                    -
IDEX Salomon All Cap                               89,962,210           22,009,723                92,631               93,945
IDEX Great Companies - America(SM)                 21,722,617              307,501                     -                    -
IDEX Great Companies - Technology(SM)              11,825,835              750,873                     -                    -
IDEX Great Companies - Global(2)                    3,479,643              376,683                     -                    -
IDEX AEGON Income Plus                              7,795,667           16,499,590                     -              830,000
IDEX Federated Tax Exempt                          13,315,804           16,144,013                     -                    -
IDEX GE International Equity                       15,932,020           10,362,022                     -                    -
IDEX GE U.S. Equity                                13,834,851            5,031,115               145,458                3,339
IDEX Dean Asset Allocation                          5,194,103           13,891,348               834,650            2,114,633
IDEX LKCM Strategic Total Return                   41,885,912           32,745,563             4,361,151            5,671,389
IDEX NWQ Value Equity                              11,182,177            8,568,507                     -                    -
IDEX C.A.S.E. Growth                               25,069,855           24,368,273                     -                    -



IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 4.         SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN
THOUSANDS):

                                                                 IDEX JCC GROWTH
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                        10,038    $    485,874         27,876    $  1,136,277
------------------------------------------------------------------------------------------------------
 Class B                                        11,714         545,441          6,437         255,166
------------------------------------------------------------------------------------------------------
 Class C                                         3,096         143,296              -               -
------------------------------------------------------------------------------------------------------
 Class M                                         4,049         190,524         18,101         628,319
------------------------------------------------------------------------------------------------------
 Class T                                         1,573          77,535          1,824          72,436
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                         5,511    $    251,200            304    $     10,422
------------------------------------------------------------------------------------------------------
 Class B                                         1,452          64,245             21             704
------------------------------------------------------------------------------------------------------
 Class C                                            26           1,144              -               -
------------------------------------------------------------------------------------------------------
 Class M                                           617          27,409             12             418
------------------------------------------------------------------------------------------------------
 Class T                                         4,311         199,627            276           9,606
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                        (7,530)   $   (364,244)       (24,632)   $ (1,005,620)
------------------------------------------------------------------------------------------------------
 Class B                                        (1,971)        (91,284)          (657)        (26,339)
------------------------------------------------------------------------------------------------------
 Class C                                          (232)        (10,864)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                          (983)        (44,840)       (17,035)       (576,096)
------------------------------------------------------------------------------------------------------
 Class T                                        (2,944)       (144,288)        (2,921)       (118,655)
------------------------------------------------------------------------------------------------------

                                                                 IDEX JCC GLOBAL
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                        12,024    $    531,687         27,700    $    820,257
------------------------------------------------------------------------------------------------------
 Class B                                         8,093         351,687          4,663         133,208
------------------------------------------------------------------------------------------------------
 Class C                                         3,248         142,523              -               -
------------------------------------------------------------------------------------------------------
 Class M                                         3,970         172,454          5,826         167,072
------------------------------------------------------------------------------------------------------
 Class T
-----------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                           384    $     15,452              -    $          -
------------------------------------------------------------------------------------------------------
 Class B                                           252           9,869              -               -
------------------------------------------------------------------------------------------------------
 Class C                                             2              79              -               -
------------------------------------------------------------------------------------------------------
 Class M                                           133           5,208              -               -
------------------------------------------------------------------------------------------------------
 Class T
-----------------------------------------
COST OF SHARES REPURCHASED
 Class A                                        (8,192)   $   (356,480)       (25,574)   $   (761,747)
------------------------------------------------------------------------------------------------------
 Class B                                        (1,178)        (50,066)          (739)        (21,243)
------------------------------------------------------------------------------------------------------
 Class C                                          (272)        (11,611)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                          (941)        (38,579)        (3,810)       (109,732)
------------------------------------------------------------------------------------------------------
 Class T
-----------------------------------------

                                                                IDEX JCC BALANCED
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                         4,075    $     82,687          2,382    $     42,864
------------------------------------------------------------------------------------------------------
 Class B                                         7,942         160,458          4,512          80,957
------------------------------------------------------------------------------------------------------
 Class C                                         2,399          48,728              -               -
------------------------------------------------------------------------------------------------------
 Class M                                         2,046          41,406          1,655          29,799
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                           129    $      2,592             34    $        591
------------------------------------------------------------------------------------------------------
 Class B                                           146           2,917             18             305
------------------------------------------------------------------------------------------------------
 Class C                                            10             197              -               -
------------------------------------------------------------------------------------------------------
 Class M                                            51           1,017              8             128
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                        (1,020)   $    (20,680)          (402)   $     (7,174)
------------------------------------------------------------------------------------------------------
 Class B                                        (1,374)        (27,750)          (438)         (7,823)
------------------------------------------------------------------------------------------------------
 Class C                                          (258)         (5,231)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                          (541)        (10,940)          (194)         (3,463)
------------------------------------------------------------------------------------------------------

                                                          IDEX JCC CAPITAL APPRECIATION
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                         4,580    $    186,260          2,997    $     69,975
------------------------------------------------------------------------------------------------------
 Class B                                         5,427         209,993          1,031          25,835
------------------------------------------------------------------------------------------------------
 Class C                                         1,564          61,575              -               -
------------------------------------------------------------------------------------------------------
 Class M                                         1,567          61,044            308           7,654
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                           148    $      5,270            137    $      2,383
------------------------------------------------------------------------------------------------------
 Class B                                            89           3,103             24             415
------------------------------------------------------------------------------------------------------
 Class C                                             6             218              -               -
------------------------------------------------------------------------------------------------------
 Class M                                            26             925              8             138
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                        (1,611)   $    (62,164)        (2,136)   $    (47,461)
------------------------------------------------------------------------------------------------------
 Class B                                          (725)        (26,446)           (83)         (1,988)
------------------------------------------------------------------------------------------------------
 Class C                                          (192)         (7,138)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                          (282)        (10,216)           (69)         (1,563)
------------------------------------------------------------------------------------------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                                            IDEX JCC FLEXIBLE INCOME
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           693    $      6,455            638    $      6,150
------------------------------------------------------------------------------------------------------
 Class B                                         1,379          12,932          1,076          10,476
------------------------------------------------------------------------------------------------------
 Class C                                         1,000           9,315              -               -
------------------------------------------------------------------------------------------------------
 Class M                                           451           4,189            402           3,928
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                            77    $        718             68    $        662
------------------------------------------------------------------------------------------------------
 Class B                                            58             543             28             270
------------------------------------------------------------------------------------------------------
 Class C                                             9              87              -               -
------------------------------------------------------------------------------------------------------
 Class M                                            24             227             15             143
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                          (567)   $     (5,308)          (646)   $     (6,223)
------------------------------------------------------------------------------------------------------
 Class B                                          (876)         (8,197)          (395)         (3,804)
------------------------------------------------------------------------------------------------------
 Class C                                          (127)         (1,203)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                          (202)         (1,873)          (242)         (2,340)
------------------------------------------------------------------------------------------------------

                                                          IDEX ALGER AGGRESSIVE GROWTH
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                         5,978    $    221,875          3,067    $     89,148
------------------------------------------------------------------------------------------------------
 Class B                                         2,489          95,937          1,087          31,340
------------------------------------------------------------------------------------------------------
 Class C                                           595          21,505              -               -
------------------------------------------------------------------------------------------------------
 Class M                                           665          26,078            393          11,279
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                           241    $      9,006             98    $      2,472
------------------------------------------------------------------------------------------------------
 Class B                                           129           4,727             24             610
------------------------------------------------------------------------------------------------------
 Class C                                             1              46              -               -
------------------------------------------------------------------------------------------------------
 Class M                                            47           1,745             13             318
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                        (4,111)   $   (150,321)        (2,224)   $    (64,513)
------------------------------------------------------------------------------------------------------
 Class B                                          (375)        (14,132)          (132)         (3,751)
------------------------------------------------------------------------------------------------------
 Class C                                           (65)         (2,443)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                          (223)         (6,817)           (90)         (2,523)
------------------------------------------------------------------------------------------------------

                                                       IDEX T. ROWE PRICE DIVIDEND GROWTH
                                               Year Ended 10/31/00           Period Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           427    $      4,270            188    $      1,940
------------------------------------------------------------------------------------------------------
 Class B                                           634           6,321            221           2,294
------------------------------------------------------------------------------------------------------
 Class C                                           186           1,831              -               -
------------------------------------------------------------------------------------------------------
 Class M                                           138           1,379            109           1,133
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             2    $         23              -    $          3
------------------------------------------------------------------------------------------------------
 Class B                                             1               5              -               1
------------------------------------------------------------------------------------------------------
 Class C                                             -               -              -               -
------------------------------------------------------------------------------------------------------
 Class M                                             -               3              -               1
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                           (96)   $       (961)            (8)   $        (81)
------------------------------------------------------------------------------------------------------
 Class B                                          (129)         (1,277)           (12)           (124)
------------------------------------------------------------------------------------------------------
 Class C                                            (4)            (38)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                           (62)           (605)            (5)            (53)
------------------------------------------------------------------------------------------------------

                                                          IDEX T. ROWE PRICE SMALL CAP
                                               Year Ended 10/31/00           Period Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           554    $      7,644            126    $      1,321
------------------------------------------------------------------------------------------------------
 Class B                                           559           7,703            105           1,106
------------------------------------------------------------------------------------------------------
 Class C                                           149           2,048              -               -
------------------------------------------------------------------------------------------------------
 Class M                                           139           1,887             65             676
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             3    $         40              -    $          -
------------------------------------------------------------------------------------------------------
 Class B                                             3              33              -               -
------------------------------------------------------------------------------------------------------
 Class C                                             -               1              -               -
------------------------------------------------------------------------------------------------------
 Class M                                             2              20              -               -
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                           (46)   $       (652)           (10)   $       (111)
------------------------------------------------------------------------------------------------------
 Class B                                           (43)           (599)            (2)            (22)
------------------------------------------------------------------------------------------------------
 Class C                                           (24)           (341)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                           (12)           (156)            (3)            (27)
------------------------------------------------------------------------------------------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                                       IDEX PILGRIM BAXTER MID CAP GROWTH
                                               Year Ended 10/31/00           Period Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                         2,788    $     64,239            181    $      2,319
------------------------------------------------------------------------------------------------------
 Class B                                         3,390          76,057            201           2,612
------------------------------------------------------------------------------------------------------
 Class C                                           916          20,681              -               -
------------------------------------------------------------------------------------------------------
 Class M                                           699          15,690             72             888
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             4    $         68              -    $          -
------------------------------------------------------------------------------------------------------
 Class B                                             5              83              -               -
------------------------------------------------------------------------------------------------------
 Class C                                             -               5              -               -
------------------------------------------------------------------------------------------------------
 Class M                                             2              27              -               -
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                          (633)   $    (14,823)            (7)   $        (88)
------------------------------------------------------------------------------------------------------
 Class B                                          (306)         (6,469)            (6)            (85)
------------------------------------------------------------------------------------------------------
 Class C                                           (99)         (2,283)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                           (61)         (1,333)            (3)            (35)
------------------------------------------------------------------------------------------------------

                                                         IDEX PILGRIM BAXTER TECHNOLOGY
                                              Period Ended 10/31/00
                                             Shares          Amount
                                           ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                         4,982    $     41,454
-----------------------------------------------------------------------
 Class B                                         6,474          50,886
-----------------------------------------------------------------------
 Class C                                         2,371          19,032
-----------------------------------------------------------------------
 Class M                                         1,471          12,510
-----------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                                  $          -
-----------------------------------------------------------------------
 Class B                                             -               -
-----------------------------------------------------------------------
 Class C                                             -               -
-----------------------------------------------------------------------
 Class M                                             -               -
-----------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                        (1,008)   $     (9,036)
-----------------------------------------------------------------------
 Class B                                          (509)         (3,979)
-----------------------------------------------------------------------
 Class C                                          (626)         (4,519)
-----------------------------------------------------------------------
 Class M                                           (82)           (607)
-----------------------------------------------------------------------

                                                           IDEX GABELLI GLOBAL GROWTH
                                              Period Ended 10/31/00
                                             Shares          Amount
                                           ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           450    $      4,488
-----------------------------------------------------------------------
 Class B                                           655           6,535
-----------------------------------------------------------------------
 Class C                                           743           7,402
-----------------------------------------------------------------------
 Class M                                           223           2,226
-----------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             -    $          -
-----------------------------------------------------------------------
 Class B                                             -               -
-----------------------------------------------------------------------
 Class C                                             -               -
-----------------------------------------------------------------------
 Class M                                             -               -
-----------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                            (4)   $        (42)
-----------------------------------------------------------------------
 Class B                                            (3)            (34)
-----------------------------------------------------------------------
 Class C                                             -              (1)
-----------------------------------------------------------------------
 Class M                                             -              (5)
-----------------------------------------------------------------------

                                                            IDEX GOLDMAN SACHS GROWTH
                                               Year Ended 10/31/00           Period Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           454    $      5,663            181    $      1,946
------------------------------------------------------------------------------------------------------
 Class B                                           513           6,318            203           2,194
------------------------------------------------------------------------------------------------------
 Class C                                           547           6,647              -               -
------------------------------------------------------------------------------------------------------
 Class M                                           198           2,433             69             732
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             1    $          6              -    $          -
------------------------------------------------------------------------------------------------------
 Class B                                             1               7              -               -
------------------------------------------------------------------------------------------------------
 Class C                                             -               -              -               -
------------------------------------------------------------------------------------------------------
 Class M                                             -               2              -               -
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                          (104)   $     (1,278)            (7)   $        (87)
------------------------------------------------------------------------------------------------------
 Class B                                           (76)           (937)            (4)            (46)
------------------------------------------------------------------------------------------------------
 Class C                                           (24)           (293)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                           (24)           (295)            (3)            (31)
------------------------------------------------------------------------------------------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                                            IDEX TRANSAMERICA EQUITY
                                              Period Ended 10/31/00
                                             Shares          Amount
                                           ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           323    $      3,265
-----------------------------------------------------------------------
 Class B                                           288           2,926
-----------------------------------------------------------------------
 Class C                                           121           1,222
-----------------------------------------------------------------------
 Class M                                           109           1,087
-----------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             -    $          -
-----------------------------------------------------------------------
 Class B                                             -               -
-----------------------------------------------------------------------
 Class C                                             -               -
-----------------------------------------------------------------------
 Class M                                             -               -
-----------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                           (23)   $       (241)
-----------------------------------------------------------------------
 Class B                                            (7)            (75)
-----------------------------------------------------------------------
 Class C                                           (10)           (103)
-----------------------------------------------------------------------
 Class M                                           (13)           (131)
-----------------------------------------------------------------------

                                                         IDEX TRANSAMERICA SMALL COMPANY
                                              Period Ended 10/31/00
                                             Shares          Amount
                                           ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           441    $      4,205
-----------------------------------------------------------------------
 Class B                                           567           5,243
-----------------------------------------------------------------------
 Class C                                           211           2,025
-----------------------------------------------------------------------
 Class M                                           250           2,366
-----------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             -    $          -
-----------------------------------------------------------------------
 Class B                                             -               -
-----------------------------------------------------------------------
 Class C                                             -               -
-----------------------------------------------------------------------
 Class M                                             -               -
-----------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                           (13)   $       (121)
-----------------------------------------------------------------------
 Class B                                           (63)           (597)
-----------------------------------------------------------------------
 Class C                                           (14)           (131)
-----------------------------------------------------------------------
 Class M                                            (9)            (82)
-----------------------------------------------------------------------

                                                              IDEX SALOMON ALL CAP
                                               Year Ended 10/31/00           Period Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                         1,598    $     23,349            164    $      1,895
------------------------------------------------------------------------------------------------------
 Class B                                         2,569          37,304            148           1,707
------------------------------------------------------------------------------------------------------
 Class C                                           709          10,322              -               -
------------------------------------------------------------------------------------------------------
 Class M                                           673           9,835             63             713
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             3    $         33              -    $          -
------------------------------------------------------------------------------------------------------
 Class B                                             2              28              -               -
------------------------------------------------------------------------------------------------------
 Class C                                             -               2              -               -
------------------------------------------------------------------------------------------------------
 Class M                                             1              12              -               -
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                          (113)   $     (1,590)            (3)   $        (43)
------------------------------------------------------------------------------------------------------
 Class B                                          (218)         (3,091)           (13)           (156)
------------------------------------------------------------------------------------------------------
 Class C                                           (14)           (210)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                           (35)           (500)            (1)            (13)
------------------------------------------------------------------------------------------------------

                                                       IDEX GREAT COMPANIES - AMERICA(SM)
                                              Period Ended 10/31/00
                                             Shares          Amount
                                           ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                         1,278    $     12,905
-----------------------------------------------------------------------
 Class B                                           746           7,535
-----------------------------------------------------------------------
 Class C                                           280           2,829
-----------------------------------------------------------------------
 Class M                                           165           1,674
-----------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             -    $          -
-----------------------------------------------------------------------
 Class B                                             -               -
-----------------------------------------------------------------------
 Class C                                             -               -
-----------------------------------------------------------------------
 Class M                                             -               -
-----------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                           (14)   $       (144)
-----------------------------------------------------------------------
 Class B                                            (4)            (43)
-----------------------------------------------------------------------
 Class C                                            (8)            (82)
-----------------------------------------------------------------------
 Class M                                             -              (3)
-----------------------------------------------------------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                                      IDEX GREAT COMPANIES - TECHNOLOGY(SM)
                                              Period Ended 10/31/00
                                             Shares          Amount
                                           ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           811    $      7,364
----------------------------------------------------------------------
 Class B                                           419           3,748
----------------------------------------------------------------------
 Class C                                           195           1,721
----------------------------------------------------------------------
 Class M                                            91             791
----------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             -    $          -
----------------------------------------------------------------------
 Class B                                             -               -
----------------------------------------------------------------------
 Class C                                             -               -
----------------------------------------------------------------------
 Class M                                             -               -
----------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                           (14)   $       (123)
----------------------------------------------------------------------
 Class B                                            (3)            (29)
----------------------------------------------------------------------
 Class C                                           (13)           (123)
----------------------------------------------------------------------
 Class M                                            (1)             (7)
----------------------------------------------------------------------

                                                        IDEX GREAT COMPANIES - GLOBAL(2)
                                              Period Ended 10/31/00
                                             Shares          Amount
                                           ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           222    $      2,139
----------------------------------------------------------------------
 Class B                                            59             582
----------------------------------------------------------------------
 Class C                                            39             383
----------------------------------------------------------------------
 Class M                                            85             846
----------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             -    $          -
----------------------------------------------------------------------
 Class B                                             -               -
----------------------------------------------------------------------
 Class C                                             -               -
----------------------------------------------------------------------
 Class M                                             -               -
----------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                             -    $         (1)
----------------------------------------------------------------------
 Class B                                             -               -
----------------------------------------------------------------------
 Class C                                            (3)            (30)
----------------------------------------------------------------------
 Class M                                             -               -
----------------------------------------------------------------------

                                                             IDEX AEGON INCOME PLUS
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                         1,193    $     11,208          2,123    $     21,588
-----------------------------------------------------------------------------------------------------
 Class B                                           756           7,105          1,194          12,105
-----------------------------------------------------------------------------------------------------
 Class C                                           149           1,396              -               -
-----------------------------------------------------------------------------------------------------
 Class M                                           181           1,714          9,542          95,731
-----------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                           346    $      3,247            425    $      4,292
-----------------------------------------------------------------------------------------------------
 Class B                                            83             780             57             569
-----------------------------------------------------------------------------------------------------
 Class C                                             3              29              -               -
-----------------------------------------------------------------------------------------------------
 Class M                                            29             274             42             420
-----------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                        (2,320)   $    (21,873)        (2,527)   $    (25,451)
-----------------------------------------------------------------------------------------------------
 Class B                                          (682)         (6,414)          (397)         (3,992)
-----------------------------------------------------------------------------------------------------
 Class C                                           (41)           (382)             -               -
-----------------------------------------------------------------------------------------------------
 Class M                                          (314)         (2,961)        (9,404)        (94,166)
-----------------------------------------------------------------------------------------------------

                                                            IDEX FEDERATED TAX EXEMPT
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           382    $      4,102            560    $      6,410
-----------------------------------------------------------------------------------------------------
 Class B                                            95           1,016            102           1,163
-----------------------------------------------------------------------------------------------------
 Class C                                            24             251              -               -
-----------------------------------------------------------------------------------------------------
 Class M                                            56             591            125           1,455
-----------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                            59    $        623             71    $        816
-----------------------------------------------------------------------------------------------------
 Class B                                             4              47              3              38
-----------------------------------------------------------------------------------------------------
 Class C                                             -               4              -               -
-----------------------------------------------------------------------------------------------------
 Class M                                             8              84              8              94
-----------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                          (863)   $     (9,194)          (519)   $     (5,947)
-----------------------------------------------------------------------------------------------------
 Class B                                           (59)           (619)           (41)           (465)
-----------------------------------------------------------------------------------------------------
 Class C                                            (6)            (63)             -               -
-----------------------------------------------------------------------------------------------------
 Class M                                           (86)           (904)           (61)           (696)
-----------------------------------------------------------------------------------------------------



                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                                          IDEX GE INTERNATIONAL EQUITY
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           256    $      3,575            181    $      2,169
------------------------------------------------------------------------------------------------------
 Class B                                           257           3,567             44             530
------------------------------------------------------------------------------------------------------
 Class C                                            79           1,052              -               -
------------------------------------------------------------------------------------------------------
 Class M                                            37             509             19             229
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                            13    $        183              -    $          -
------------------------------------------------------------------------------------------------------
 Class B                                             4              60              -               -
------------------------------------------------------------------------------------------------------
 Class C                                             -               -              -               -
------------------------------------------------------------------------------------------------------
 Class M                                             1              18              -               -
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                          (104)   $     (1,450)          (262)   $     (3,181)
------------------------------------------------------------------------------------------------------
 Class B                                           (30)           (422)           (36)           (431)
------------------------------------------------------------------------------------------------------
 Class C                                           (29)           (368)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                            (9)           (126)           (18)           (215)
------------------------------------------------------------------------------------------------------

                                                               IDEX GE U.S. EQUITY
                                              Period Ended 10/31/00
                                             Shares          Amount
                                           ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           286    $      3,047
------------------------------------------------------------------------------------------------------
 Class B                                           373           3,968
------------------------------------------------------------------------------------------------------
 Class C                                           204           2,163
------------------------------------------------------------------------------------------------------
 Class M                                            76             805
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             -    $          -
------------------------------------------------------------------------------------------------------
 Class B                                             -               -
------------------------------------------------------------------------------------------------------
 Class C                                             -               -
------------------------------------------------------------------------------------------------------
 Class M                                             -               -
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                           (11)   $       (120)
------------------------------------------------------------------------------------------------------
 Class B                                           (36)           (385)
-----------------------------------------         ----------------------------------------------------
 Class C                                           (11)           (117)
-----------------------------------------         ----------------------------------------------------
 Class M                                            (7)            (78)
-----------------------------------------         ----------------------------------------------------

                                                           IDEX DEAN ASSET ALLOCATION
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           200    $      2,389            295    $      3,687
------------------------------------------------------------------------------------------------------
 Class B                                           125           1,480            248           3,138
------------------------------------------------------------------------------------------------------
 Class C                                            50             579              -               -
------------------------------------------------------------------------------------------------------
 Class M                                            42             502            131           1,654
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                            26    $        304             83    $      1,022
------------------------------------------------------------------------------------------------------
 Class B                                            20             234             74             914
------------------------------------------------------------------------------------------------------
 Class C                                             -               4              -               -
------------------------------------------------------------------------------------------------------
 Class M                                             7              81             35             435
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                          (504)   $     (5,863)          (527)   $     (6,547)
------------------------------------------------------------------------------------------------------
 Class B                                          (456)         (5,309)          (407)         (5,065)
------------------------------------------------------------------------------------------------------
 Class C                                            (6)            (77)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                          (222)         (2,559)          (327)         (4,088)
------------------------------------------------------------------------------------------------------

                                                        IDEX LKCM STRATEGIC TOTAL RETURN
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           696    $     12,198            650    $     11,161
------------------------------------------------------------------------------------------------------
 Class B                                           502           8,774            437           7,519
------------------------------------------------------------------------------------------------------
 Class C                                           167           2,897              -               -
------------------------------------------------------------------------------------------------------
 Class M                                            87           1,520            247           4,227
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                            90    $      1,575             50    $        824
------------------------------------------------------------------------------------------------------
 Class B                                            33             575             12             202
------------------------------------------------------------------------------------------------------
 Class C                                             1              19              -               -
------------------------------------------------------------------------------------------------------
 Class M                                            16             290              9             140
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                          (537)   $     (9,409)          (526)   $     (9,032)
------------------------------------------------------------------------------------------------------
 Class B                                          (278)         (4,866)          (173)         (2,963)
------------------------------------------------------------------------------------------------------
 Class C                                           (20)           (355)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                          (189)         (3,288)          (188)         (3,229)
------------------------------------------------------------------------------------------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 4. SHARES OF BENEFICIAL INTEREST TRANSACTIONS (ALL AMOUNTS IN THOUSANDS) (CONTINUED):

                                                              IDEX NWQ VALUE EQUITY
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           260    $      3,103            358    $      4,103
------------------------------------------------------------------------------------------------------
 Class B                                           451           5,319            453           5,390
------------------------------------------------------------------------------------------------------
 Class C                                            92           1,007              -               -
------------------------------------------------------------------------------------------------------
 Class M                                            89           1,047            130           1,535
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             -    $          1             18    $        188
------------------------------------------------------------------------------------------------------
 Class B                                             -               1             12             119
------------------------------------------------------------------------------------------------------
 Class C                                             -               -              -               -
------------------------------------------------------------------------------------------------------
 Class M                                             -               -              4              44
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                          (314)   $     (3,652)          (393)   $     (4,503)
------------------------------------------------------------------------------------------------------
 Class B                                          (282)         (3,220)          (263)         (2,934)
------------------------------------------------------------------------------------------------------
 Class C                                            (5)            (58)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                           (89)           (965)          (119)         (1,338)
------------------------------------------------------------------------------------------------------

                                                              IDEX C.A.S.E. GROWTH
                                               Year Ended 10/31/00            Year Ended 10/31/99
                                             Shares          Amount         Shares          Amount
                                           ----------------------------   ----------------------------
PROCEEDS FROM SHARES SOLD
 Class A                                           173    $      2,133            156    $      1,798
------------------------------------------------------------------------------------------------------
 Class B                                           196           2,349            164           1,916
------------------------------------------------------------------------------------------------------
 Class C                                            37             441              -               -
------------------------------------------------------------------------------------------------------
 Class M                                            25             316             57             673
------------------------------------------------------------------------------------------------------
SHARES ISSUED ON REINVESTMENT OF
 DISTRIBUTIONS
 Class A                                             6    $         81             35    $        340
------------------------------------------------------------------------------------------------------
 Class B                                             5              66             20             200
------------------------------------------------------------------------------------------------------
 Class C                                             -               -              -               -
------------------------------------------------------------------------------------------------------
 Class M                                             2              23              7              63
------------------------------------------------------------------------------------------------------
COST OF SHARES REPURCHASED
 Class A                                          (149)   $     (1,811)          (240)   $     (2,698)
------------------------------------------------------------------------------------------------------
 Class B                                          (177)         (2,120)          (106)         (1,208)
------------------------------------------------------------------------------------------------------
 Class C                                           (10)           (118)             -               -
------------------------------------------------------------------------------------------------------
 Class M                                           (45)           (543)           (40)           (441)
------------------------------------------------------------------------------------------------------

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 4.         SHARES OF BENEFICIAL INTEREST TRANSACTIONS (CONTINUED):

    The following schedule reflects the number of shareholder accounts, each owning 5% or more of a fund class and the total percentage of the class held by such shareholders.

                            Fund                                  Shareholder Accounts      % of Class Held
---------------------------------------------------------------------------------------------------------------
 IDEX JCC Growth Class T                                                   1                     25.0%
 IDEX JCC Flexible Income Class A                                          1                      7.3
 IDEX JCC Flexible Income Class C                                          3                     61.1
 IDEX T. Rowe Price Dividend Growth Class A                                1                      5.9
 IDEX T. Rowe Price Dividend Growth Class C                                2                     11.3
 IDEX T. Rowe Price Dividend Growth Class M                                1                      9.3
 IDEX T. Rowe Price Small Cap Class A                                      1                      5.4
 IDEX T. Rowe Price Small Cap Class B                                      1                      5.5
 IDEX T. Rowe Price Small Cap Class M                                      2                     23.1
 IDEX Pilgrim Baxter Mid Cap Growth Class C                                1                     26.9
 IDEX Goldman Sachs Growth Class C                                         1                     79.1
 IDEX Goldman Sachs Growth Class M                                         1                      7.0
 IDEX Transamerica Equity Class A                                          2                     25.7
 IDEX Transamerica Equity Class B                                          2                     24.5
 IDEX Transamerica Equity Class C                                          4                     28.7
 IDEX Transamerica Equity Class M                                          5                     50.0
 IDEX Transamerica Small Company Class A                                   1                      6.6
 IDEX Transamerica Small Company Class C                                   1                      6.4
 IDEX Transamerica Small Company Class M                                   1                      5.2
 IDEX AEGON Income Plus Class A                                            2                     20.4
 IDEX AEGON Income Plus Class C                                            3                     30.2
 IDEX AEGON Income Plus Class M                                            1                     13.0
 IDEX Federated Tax Exempt Class B                                         4                     26.9
 IDEX Federated Tax Exempt Class C                                         5                     84.7
 IDEX Federated Tax Exempt Class M                                         4                     41.1
 IDEX GE International Equity Class A                                      2                     23.6
 IDEX GE International Equity Class C                                      4                     26.3
 IDEX GE International Equity Class M                                      3                     39.9
 IDEX GE U.S. Equity Class A                                               1                      6.4
 IDEX GE U.S. Equity Class C                                               4                     28.6
 IDEX GE U.S. Equity Class M                                               4                     48.7
 IDEX Dean Asset Allocation Class A                                        1                      7.0
 IDEX Dean Asset Allocation Class C                                        6                     38.6
 IDEX NWQ Value Equity Class A                                             1                      7.2
 IDEX NWQ Value Equity Class C                                             1                     10.4
 IDEX NWQ Value Equity Class M                                             2                     17.5
 IDEX C.A.S.E. Growth Class A                                              1                     12.3
 IDEX C.A.S.E. Growth Class C                                              5                     40.3
 IDEX C.A.S.E. Growth Class M                                              4                     22.4
 IDEX Great Companies - America(SM) Class C                                1                      5.4
 IDEX Great Companies - America(SM) Class M                                1                      7.8
 IDEX Great Companies - Global(2) Class A                                  4                     55.3
 IDEX Great Companies - Global(2) Class B                                  6                     54.9
 IDEX Great Companies - Global(2) Class C                                  4                     84.5
 IDEX Great Companies - Global(2) Class M                                  3                     78.1
 IDEX Great Companies - Technology(SM) Class C                             2                     12.7
 IDEX Great Companies - Technology(SM) Class M                             3                     26.2
 IDEX Gabelli Global Growth Class C                                        1                     68.1
 IDEX Gabelli Global Growth Class M                                        4                     30.3


IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 5.         INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                                                                  October 31, 2000:
                                                    -----------------------------------------------------------------------------
                                                                                Unrealized        Unrealized      Net unrealized
                                                                              appreciation of   depreciation of    appreciation
                                                         Cost of securities     investments       investments     (depreciation)
                                                         ------------------   ---------------   ---------------   ---------------
IDEX JCC Growth                                           $ 2,881,695,382     $ 1,378,324,455    $ 110,439,313    $ 1,267,885,142
IDEX JCC Global                                             1,489,680,012         373,273,235       81,624,965        291,648,270
IDEX JCC Balanced                                             447,872,418          33,575,745       16,376,733         17,199,012
IDEX JCC Capital Appreciation                                 469,175,547          61,995,729       70,082,547         (8,086,818)
IDEX JCC Flexible Income                                       45,442,132             267,398          495,781           (228,383)
IDEX Alger Aggressive Growth                                  317,424,054          33,273,184       22,933,414         10,339,770
IDEX T. Rowe Price Dividend Growth                             15,591,101           1,808,764          557,191          1,251,573
IDEX T. Rowe Price Small Cap                                   20,401,236           3,075,518        2,991,360             84,158
IDEX Pilgrim Baxter Mid Cap Growth                            167,008,820          11,982,109       17,612,245         (5,630,136)
IDEX Pilgrim Baxter Technology                                101,939,805           4,681,370       16,512,993        (11,831,623)
IDEX Gabelli Global Growth                                     25,029,896             210,609           62,090            148,519
IDEX Goldman Sachs Growth                                      28,259,868           1,855,809        1,169,667            686,142
IDEX Transamerica Equity                                        7,978,347             637,319          497,713            139,606
IDEX Transamerica Small Company                                12,403,939             969,859        1,717,288           (747,429)
IDEX Salomon All Cap                                           79,727,523           6,876,920        4,409,940          2,466,980
IDEX Great Companies - America(SM)                             23,907,447           1,455,223          284,881          1,170,342
IDEX Great Companies - Technology(SM)                          12,651,125              32,321        1,595,698         (1,563,377)
IDEX Great Companies - Global(2)                                3,720,237             124,915          118,009              6,906
IDEX AEGON Income Plus                                         73,340,538             346,230        6,546,905         (6,200,675)
IDEX Federated Tax Exempt                                      20,387,599             394,627           87,772            306,855
IDEX GE International Equity                                   13,490,112             664,342        1,396,508           (732,166)
IDEX GE U.S. Equity                                             9,262,260             696,426          549,675            146,751
IDEX Dean Asset Allocation                                     21,960,505           2,024,344        1,279,855            744,489
IDEX LKCM Strategic Total Return                               64,522,645           9,551,169        1,976,117          7,575,052
IDEX NWQ Value Equity                                          20,443,179           3,496,144        1,472,655          2,023,489
IDEX C.A.S.E. Growth                                           11,154,003             502,964        2,484,351         (1,981,387)

    Realized net capital gains available for distribution were paid to shareholders in December 2000.

    As of October 31, 2000, the following Funds have capital loss carryforwards available through the date specified to offset future realized net capital gains.

IDEX Capital Appreciation                $   26,385,453   October 31, 2008
IDEX JCC Flexible Income                        188,609   October 31, 2002
                                                288,062   October 31, 2007
                                                530,936   October 31, 2008
IDEX T. Rowe Price Dividend Growth               32,171   October 31, 2007
                                                377,509   October 31, 2008
IDEX Pilgrim Baxter Mid Cap Growth            2,310,608   October 31, 2008
IDEX Pilgrim Baxter Technology                4,981,994   October 31, 2008
IDEX Transamerica Equity                         71,461   October 31, 2008
IDEX Transamerica Small Company                 203,423   October 31, 2008
IDEX AEGON Income Plus                        1,984,432   October 31, 2008
IDEX Federated Tax Exempt                     1,153,418   October 31, 2008
IDEX Dean Asset Allocation                      308,887   October 31, 2007
IDEX NWQ Value Equity                           166,812   October 31, 2007
                                                 84,001   October 31, 2008

    These Funds will make net capital gain distributions in future years only to the extent that net capital gains are realized in excess of available loss carryforwards.



                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 6.         SUBSEQUENT EVENT:

    Effective December 1, 2000, Jennison & Associates, L.L.C. assumed the sub-advisory responsibilities for IDEX C.A.S.E. Growth. The Fund's investment objective, management style and name changed as described in the Prospectus. Jennison & Associates, L.L.C. disposed of a substantial portion of Fund securities that were owned prior to their sub-advisory role and reinvested the proceeds in securities congruent with its new objective. The Fund incurred total short-term losses of $1,838,300 and total long-term losses of $101,745 as a result of disposition. With the exception of commissions incurred, the net assets of the Fund were not impacted by these transactions.


IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Trustees and Shareholders of
IDEX Mutual Funds

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series constituting IDEX Mutual Funds (hereafter referred to as the "Fund") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Tampa, FL
December 15, 2000


                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

              TO THE SHAREHOLDERS OF IDEX GE INTERNATIONAL EQUITY

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Report to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, IDEX Management, Inc. solicited a vote by the shareholders for:

PROPOSAL 1:              Approval of a new Investment Advisory
                         Agreement between IDEX Management, Inc. and
                         IDEX Mutual Funds on behalf of IDEX GE
                         International Equity.

PROPOSAL 2:              Approval of a new Sub-Advisory Agreement
                         between IDEX Management, Inc. and GE Asset
                         Management Incorporated on behalf of IDEX GE
                         International Equity.

At a special meeting of shareholders held on February 8, 2000, the results of the proposals were as follows:

                                              FOR                 AGAINST                ABSTAIN
                                              ----                -------                -------
PROPOSAL 1                                    96.5%                 1.3%                   2.2%

PROPOSAL 2                                    97.1%                 0.7%                   2.2%

            TO THE SHAREHOLDERS OF IDEX JENNISON EQUITY OPPORTUNITY
                        (FORMERLY IDEX C.A.S.E. GROWTH)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, IDEX Management, Inc. solicited a vote by the shareholders for:

PROPOSAL 1:              Approval of a new Sub-Advisory Agreement
                         between IDEX Management, Inc. and Jennison &
                         Associates, L.L.C. on behalf of IDEX
                         Jennison Equity Opportunity.

At a special meeting of shareholders held on November 29, 2000, the results of the proposals were as follows:

                                              FOR                 AGAINST                ABSTAIN
                                              ----                -------                -------
PROPOSAL 1                                    94.0%                 1.6%                   4.4%


IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                TO THE SHAREHOLDERS OF IDEX FEDERATED TAX EXEMPT
                        (FORMERLY IDEX AEGON TAX EXEMPT)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, IDEX Management, Inc. solicited a vote by the shareholders for:

PROPOSAL 1:         Approval of a new Investment Advisory Agreement between IDEX
                    Mutual Funds and IDEX Management, Inc.

PROPOSAL 2:         Approval of a new Sub-Advisory Agreement between IDEX
                    Management, Inc. and Federated Investment Management
                    Company.

PROPOSAL 3(A):      Approval to add a fundamental investment restriction with
                    respect to diversification;

PROPOSAL 3(B):      Approval to amend the current fundamental investment
                    restriction regarding concentration;

PROPOSAL 3(C):      Approval to delete the current fundamental investment
                    restriction regarding investments in oil, gas and minerals;

PROPOSAL 3(D):      Approval to delete the current fundamental investment
                    restriction regarding beneficial ownership of fund
                    securities;

PROPOSAL 3(E):      Approval to delete the current fundamental investment
                    restriction with respect to put, call, straddle or spread
                    options;

PROPOSAL 3(F):      Approval to delete the current fundamental investment
                    restriction with respect to investing in securities of other investment companies; and

PROPOSAL 3(G):      Approval to amend the current fundamental investment
                    restriction regarding commodities.

At a special meeting of shareholders held on June 5, 2000, the results of the proposals were as follows:

                     FOR    AGAINST   ABSTAIN
                     ----   -------   -------
PROPOSAL 1           91.4%    1.4%      7.2%
PROPOSAL 2           91.5%    1.3%      7.2%
PROPOSAL 3(A)        87.0%    3.8%      9.2%
PROPOSAL 3(B)        86.3%    4.0%      9.6%
PROPOSAL 3(C)        87.0%    3.9%      9.1%
PROPOSAL 3(D)        86.4%    4.3%      9.3%
PROPOSAL 3(E)        86.0%    4.6%      9.4%
PROPOSAL 3(F)        86.7%    4.2%      9.1%
PROPOSAL 3(G)        86.7%    4.4%      8.9%



                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                      This Page for Notes and Computations
--------------------------------------------------------------------------------


IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                  SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION

                                OCTOBER 31, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

    The following dividend information for the year or period ended October 31, 2000, is being provided according to notice requirements under Internal Revenue Code section 852; however, refer to form 1099-DIV information to prepare income tax returns.

                             FOR INDIVIDUALS/OTHERS

    ANNUAL FUNDS                            CLASS A SHARES                        CLASS B SHARES
---------------------             -----------------------------------   -----------------------------------
                        Record                Ordinary    Long-term                 Ordinary    Long-term
                         Date       Total      Income    Capital Gain     Total      Income    Capital Gain
                       --------   -----------------------------------   -----------------------------------
ALGER AGGRESSIVE GROWTH
                       12/07/99     2.99700   1.40200      1.59500        2.99700   1.40200      1.59500
                                  ===================================   ===================================
JCC CAPITAL APPRECIATION
                       12/07/99     2.06600   1.50300      0.56300        2.06600   1.50300      0.56300
                                  ===================================   ===================================
JCC GROWTH
                       12/07/99     8.28900   0.48200      7.80700        8.28900   0.48200      7.80700
                                  ===================================   ===================================
JCC GROWTH - CLASS T
                       12/07/99     8.28900   0.48200      7.80700
                                  ===================================
C.A.S.E. GROWTH
                       12/07/99     0.20900   0.20900            -        0.20900   0.20900            -
                                  ===================================   ===================================
NWQ VALUE EQUITY
                       12/07/99     0.00200   0.00200            -        0.00200   0.00200            -
                                  ===================================   ===================================
T. ROWE PRICE SMALL CAP
                       12/07/99     0.28300   0.28300            -        0.28300   0.28300            -
                                  ===================================   ===================================
PILGRIM BAXTER MID CAP GROWTH
                       12/07/99     0.30500   0.30500            -        0.30500   0.30500            -
                                  ===================================   ===================================
GE INTERNATIONAL EQUITY
                       12/07/99     0.48500         -      0.48500        0.48500         -      0.48500
                                  ===================================   ===================================
JCC GLOBAL
                       12/07/99     1.13400         -      1.13400        1.13400         -      1.13400
                                  ===================================   ===================================
SALOMON ALL CAP
                       12/07/99     0.18500   0.18500            -        0.18500   0.18500            -
                                  ===================================   ===================================
GOLDMAN SACHS GROWTH
                       12/07/99     0.03000   0.03000            -        0.03000   0.03000            -
                                  ===================================   ===================================

    ANNUAL FUNDS                         CLASS C SHARES                        CLASS M SHARES
---------------------          -----------------------------------   -----------------------------------
                                           Ordinary    Long-term                 Ordinary    Long-term
                                 Total      Income    Capital Gain     Total      Income    Capital Gain
                               -----------------------------------   -----------------------------------
ALGER AGGRESSIVE GROWTH
                                 2.99700   1.40200      1.59500        2.99700   1.40200      1.59500
                               ===================================   ===================================
JCC CAPITAL APPRECIATION
                                 2.06600   1.50300      0.56300        2.06600   1.50300      0.56300
                               ===================================   ===================================
JCC GROWTH
                                 8.28900   0.48200      7.80700        8.28900   0.48200      7.80700
                               ===================================   ===================================
JCC GROWTH - CLASS T

C.A.S.E. GROWTH
                                 0.20900   0.20900            -        0.20900   0.20900            -
                               ===================================   ===================================
NWQ VALUE EQUITY
                                 0.00200   0.00200            -        0.00200   0.00200            -
                               ===================================   ===================================
T. ROWE PRICE SMALL CAP
                                 0.28300   0.28300            -        0.28300   0.28300            -
                               ===================================   ===================================
PILGRIM BAXTER MID CAP GROWTH
                                 0.30500   0.30500            -        0.30500   0.30500            -
                               ===================================   ===================================
GE INTERNATIONAL EQUITY
                                 0.48500         -      0.48500        0.48500         -      0.48500
                               ===================================   ===================================
JCC GLOBAL
                                 1.13400         -      1.13400        1.13400         -      1.13400
                               ===================================   ===================================
SALOMON ALL CAP
                                 0.18500   0.18500            -        0.18500   0.18500            -
                               ===================================   ===================================
GOLDMAN SACHS GROWTH
                                 0.03000   0.03000            -        0.03000   0.03000            -
                               ===================================   ===================================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                                OCTOBER 31, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                             FOR INDIVIDUALS/OTHERS

    MONTHLY FUNDS                              CLASS A SHARES                          CLASS B SHARES
---------------------             ----------------------------------------   -----------------------------------
                        Record                  Ordinary       Long-term                 Ordinary    Long-term
                         Date       Total        Income       Capital Gain     Total      Income    Capital Gain
                       --------   ----------------------------------------   -----------------------------------
JCC FLEXIBLE INCOME
                       11/12/99     0.04898      0.04898              -        0.04379   0.04379            -
                       12/07/99     0.05094      0.05094              -        0.04705   0.04705            -
                        1/13/00     0.04126      0.04126              -        0.03889   0.03889            -
                        2/14/00     0.05106      0.05106              -        0.04572   0.04572            -
                        3/14/00     0.04493      0.04493              -        0.04007   0.04007            -
                        4/13/00     0.05271      0.05271              -        0.04768   0.04768            -
                        5/12/00     0.05458      0.05458              -        0.04941   0.04941            -
                        6/14/00     0.04499      0.04499              -        0.03996   0.03996            -
                        7/13/00     0.04388      0.04388              -        0.03912   0.03912            -
                        8/14/00     0.04935      0.04935              -        0.04408   0.04408            -
                        9/14/00     0.04572      0.04572              -        0.04062   0.04062            -
                       10/13/00     0.04709      0.04709              -        0.04196   0.04196            -
                                  ----------------------------------------   -----------------------------------
                                    0.57549      0.57549              -        0.51835   0.51835            -
                                  ========================================   ===================================
AEGON INCOME PLUS
                       11/12/99     0.05302      0.05302              -        0.04769   0.04769            -
                       12/07/99     0.13147      0.07247        0.05900        0.12749   0.06849      0.05900
                        1/13/00     0.04126      0.04126              -        0.03886   0.03886            -
                        2/14/00     0.05167      0.05167              -        0.04629   0.04629            -
                        3/14/00     0.06184      0.06184              -        0.05697   0.05697            -
                        4/13/00     0.05705      0.05705              -        0.05204   0.05204            -
                        5/12/00     0.06238      0.06238              -        0.05723   0.05723            -
                        6/14/00     0.06052      0.06052              -        0.05553   0.05553            -
                        7/13/00     0.05662      0.05662              -        0.05187   0.05187            -
                        8/14/00     0.05970      0.05970              -        0.05442   0.05442            -
                        9/14/00     0.05838      0.05838              -        0.05326   0.05326            -
                       10/13/00     0.05313      0.05313              -        0.04794   0.04794            -
                                  ----------------------------------------   -----------------------------------
                                    0.74704      0.68804        0.05900        0.68959   0.63059      0.05900
                                  ========================================   ===================================

    MONTHLY FUNDS                CLASS C SHARES                        CLASS M SHARES
---------------------  -----------------------------------   -----------------------------------
                                   Ordinary    Long-term                 Ordinary    Long-term
                         Total      Income    Capital Gain     Total      Income    Capital Gain
                       -----------------------------------   -----------------------------------
JCC FLEXIBLE INCOME
                         0.04379   0.04379            -        0.04459   0.04459            -
                         0.04705   0.04705            -        0.04765   0.04765            -
                         0.03889   0.03889            -        0.03925   0.03925            -
                         0.04572   0.04572            -        0.04654   0.04654            -
                         0.04007   0.04007            -        0.04082   0.04082            -
                         0.04768   0.04768            -        0.04845   0.04845            -
                         0.04941   0.04941            -        0.05020   0.05020            -
                         0.03996   0.03996            -        0.04073   0.04073            -
                         0.03912   0.03912            -        0.03985   0.03985            -
                         0.04408   0.04408            -        0.04489   0.04489            -
                         0.04062   0.04062            -        0.04140   0.04140            -
                         0.04196   0.04196            -        0.04275   0.04275            -
                       -----------------------------------   -----------------------------------
                         0.51835   0.51835            -        0.52712   0.52712            -
                       ===================================   ===================================
AEGON INCOME PLUS
                         0.04769   0.04769            -        0.04851   0.04851            -
                         0.12749   0.06849      0.05900        0.12810   0.06910      0.05900
                         0.03886   0.03886            -        0.03923   0.03923            -
                         0.04629   0.04629            -        0.04712   0.04712            -
                         0.05697   0.05697            -        0.05772   0.05772            -
                         0.05204   0.05204            -        0.05281   0.05281            -
                         0.05723   0.05723            -        0.05802   0.05802            -
                         0.05553   0.05553            -        0.05629   0.05629            -
                         0.03912   0.03912            -        0.05260   0.05260            -
                         0.05442   0.05442            -        0.05524   0.05524            -
                         0.05326   0.05326            -        0.05405   0.05405            -
                         0.04874   0.04874            -        0.04874   0.04874            -
                       -----------------------------------   -----------------------------------
                         0.67764   0.61864      0.05900        0.69843   0.63943      0.05900
                       ===================================   ===================================

                                              CLASS A SHARES                           CLASS B SHARES
                                  ---------------------------------------   ------------------------------------
                                                Exempt-
                                                Interest                                 Exempt-
                        Record                 Dividends      Long-term                 Interest     Long-term
                         Date       Total         (1)        Capital Gain     Total     Dividends   Capital Gain
                       --------   ---------------------------------------   ------------------------------------
FEDERATED TAX EXEMPT
                       11/12/99     0.03738     0.03738              -        0.03153    0.03153            -
                       12/07/99     0.16836     0.06036        0.10800        0.16394    0.05594      0.10800
                        1/13/00     0.01477     0.01477              -        0.01215    0.01215            -
                        2/14/00     0.03303     0.03303              -        0.02717    0.02717            -
                        3/14/00     0.04094     0.04094              -        0.03560    0.03560            -
                        4/13/00     0.03810     0.03810              -        0.03248    0.03248            -
                        5/12/00     0.03738     0.03738              -        0.03150    0.03150            -
                        6/14/00     0.03326     0.03326              -        0.02760    0.02760            -
                        7/13/00     0.03361     0.03361              -        0.02813    0.02813            -
                        8/14/00     0.03592     0.03592              -        0.02983    0.02983            -
                        9/14/00     0.03672     0.03672              -        0.03075    0.03075            -
                       10/13/00     0.03767     0.03767              -        0.03164    0.03164            -
                                  ---------------------------------------   ------------------------------------
                                    0.54714     0.43914        0.10800        0.48232    0.37432      0.10800
                                  =======================================   ====================================

                                  CLASS C SHARES                         CLASS M SHARES
                       ------------------------------------   ------------------------------------

                                    Exempt-                                Exempt-
                                   Interest     Long-term                 Interest     Long-term
                         Total     Dividends   Capital Gain     Total     Dividends   Capital Gain
                       ------------------------------------   ------------------------------------
FEDERATED TAX EXEMPT
                         0.03153    0.03153            -        0.03513    0.03513            -
                         0.16394    0.05594      0.10800        0.16666    0.05866      0.10800
                         0.01215    0.01215            -        0.01376    0.01376            -
                         0.02717    0.02717            -        0.03078    0.03078            -
                         0.03560    0.03560            -        0.03889    0.03889            -
                         0.03248    0.03248            -        0.03594    0.03594            -
                         0.03150    0.03150            -        0.03512    0.03512            -
                         0.02813    0.02813            -        0.03108    0.03108            -
                         0.03150    0.03150            -        0.03150    0.03150            -
                         0.02983    0.02983            -        0.03358    0.03358            -
                         0.03075    0.03075            -        0.03442    0.03442            -
                         0.03164    0.03164            -        0.03535    0.03535            -
                       ------------------------------------   ------------------------------------
                         0.48622    0.37822      0.10800        0.52221    0.41421      0.10800
                       ====================================   ====================================

                (1) Federated Tax Exempt is a municipal bond fund, therefore, for tax purposes, the dividends declared are considered exempt-interest dividends, exempt from Federal income tax.

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

                               IDEX MUTUAL FUNDS

                                OCTOBER 31, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                             FOR INDIVIDUALS/OTHERS

   QUARTERLY FUNDS                            CLASS A SHARES                          CLASS B SHARES
---------------------             ---------------------------------------   -----------------------------------
                        Record                  Ordinary      Long-term                 Ordinary    Long-term
                         Date       Total        Income      Capital Gain     Total      Income    Capital Gain
                       --------   ---------------------------------------   -----------------------------------
DEAN ASSET ALLOCATION
                       12/07/99     0.12641     0.12641              -        0.10865   0.10865            -
                        3/14/00     0.06044     0.06044              -        0.04508   0.04508            -
                        6/14/00     0.07585     0.07585              -        0.05778   0.05778            -
                        9/14/00     0.08995     0.08995              -        0.07038   0.07038            -
                                  ---------------------------------------   -----------------------------------
                                    0.35265     0.35265              -        0.28189   0.28189            -
                                  =======================================   ===================================
LKCM STRATEGIC TOTAL RETURN
                       12/07/99     0.49056     0.06956        0.42100        0.46505   0.04405      0.42100
                        3/14/00     0.05721     0.05721              -        0.03368   0.03368            -
                        6/14/00     0.07077     0.07077              -        0.04256   0.04256            -
                        9/14/00     0.10696     0.10696              -        0.07817   0.07817            -
                                  ---------------------------------------   -----------------------------------
                                    0.72550     0.30450        0.42100        0.61946   0.19846      0.42100
                                  =======================================   ===================================
JCC BALANCED
                       12/07/99     0.34193     0.09093        0.25100        0.31494   0.06394      0.25100
                        3/14/00     0.08800     0.08800              -        0.06186   0.06186            -
                        6/14/00     0.07120     0.07120              -        0.03768   0.03768            -
                        9/14/00     0.08442     0.08442              -        0.05078   0.05078            -
                                  ---------------------------------------   -----------------------------------
                                    0.58555     0.33455        0.25100        0.46526   0.21426      0.25100
                                  =======================================   ===================================
T. ROWE PRICE DIVIDEND GROWTH
                       12/07/99     0.02874     0.02874              -        0.01363   0.01363            -
                        3/14/00     0.01793     0.01793              -        0.00475   0.00475            -
                        6/14/00     0.01497     0.01497              -        0.00008   0.00008            -
                        9/14/00     0.01708     0.01708              -        0.00013   0.00013            -
                                  ---------------------------------------   -----------------------------------
                                    0.07872     0.07872              -        0.01859   0.01859            -
                                  =======================================   ===================================

   QUARTERLY FUNDS               CLASS C SHARES                        CLASS M SHARES
---------------------  -----------------------------------   -----------------------------------
                                   Ordinary    Long-term                 Ordinary    Long-term
                         Total      Income    Capital Gain     Total      Income    Capital Gain
                       -----------------------------------   -----------------------------------
DEAN ASSET ALLOCATION
                         0.11139   0.11139            -        0.10866   0.10866            -
                         0.04508   0.04508            -        0.04744   0.04744            -
                         0.05778   0.05778            -        0.06056   0.06056            -
                         0.07038   0.07038            -        0.07339   0.07339            -
                       -----------------------------------   -----------------------------------
                         0.28463   0.28463            -        0.29005   0.29005            -
                       ===================================   ===================================
LKCM STRATEGIC TOTAL
                         0.46504   0.04404      0.42100        0.46897   0.04797      0.42100
                         0.03368   0.03368            -        0.03730   0.03730            -
                         0.04256   0.04256            -        0.04690   0.04690            -
                         0.07817   0.07817            -        0.08260   0.08260            -
                       -----------------------------------   -----------------------------------
                         0.61945   0.19845      0.42100        0.63577   0.21477      0.42100
                       ===================================   ===================================
JCC BALANCED
                         0.31495   0.06395      0.25100        0.31909   0.06809      0.25100
                         0.06186   0.06186            -        0.06588   0.06588            -
                         0.03768   0.03768            -        0.04284   0.04284            -
                         0.05078   0.05078            -        0.05596   0.05596            -
                       -----------------------------------   -----------------------------------
                         0.46527   0.21427      0.25100        0.48377   0.23277      0.25100
                       ===================================   ===================================
T. ROWE PRICE DIVIDEND
                         0.01363   0.01363            -        0.01595   0.01595            -
                         0.00475   0.00475            -        0.00678   0.00678            -
                         0.00008   0.00008            -        0.00237   0.00237            -
                         0.00013   0.00013            -        0.00274   0.00274            -
                       -----------------------------------   -----------------------------------
                         0.01859   0.01859            -        0.02784   0.02784            -
                       ===================================   ===================================

                                                   IDEX MUTUAL FUNDS
                                                  ANNUAL REPORT 2000

                      This Page for Notes and Computations
--------------------------------------------------------------------------------

IDEX MUTUAL FUNDS
ANNUAL REPORT 2000

IDEX MUTUAL FUNDS

                                    TRUSTEES

PETER R. BROWN
Treasure Island, Florida
Retired; former Chairman of the Board,
Peter Brown Construction Company

DANIEL CALABRIA
South Pasadena, Florida
Retired; former President and Chief
Executive Officer, Templeton Funds
Management, Inc.

JAMES L. CHURCHILL
Hilton Head, South Carolina
Retired; former President of the Avionics
Group of Rockwell International Corporation

CHARLES C. HARRIS
Belleair, Florida
Retired; former Senior Vice President,
Western Reserve Life Assurance Co. of Ohio

PATRICK S. BAIRD
Cedar Rapids, Iowa
President of the Fund;
Senior Vice President, Chief Financial Officer of AEGON USA

JOHN R. KENNEY
St. Petersburg, Florida
Chairman of the Board and Chief Executive
Officer of the Fund;
Chairman of the Board of
Western Reserve Life Assurance Co. of Ohio

JULIAN A. LERNER, TRUSTEE EMERITUS
Dallas, Texas
Retired; former Investment Consultant
and Senior Vice President,
AIM Capital Management

WILLIAM W. SHORT, JR.
Largo, Florida
President, Shorts, Inc.;
Chairman, Southern Apparel Corporation
and S.A.C. Distributors

JACK E. ZIMMERMAN
Dayton, Ohio
Retired; former Director, Regional
Marketing,
Martin Marietta Corporation

                                CORPORATE ADDRESS

570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

                                    OFFICERS

JOHN R. KENNEY
Chairman of the Board and Chief Executive
Officer

JEROME C. VAHL
Executive Vice President

PATRICK S. BAIRD
President

DAVID J. BULLOCK
Executive Vice President

THOMAS R. MORIARTY
Executive Vice President, Treasurer and
Principal Financial Officer

JOHN K. CARTER
Vice President,
Counsel and Secretary

CHRISTOPHER G. ROETZER
Vice President, Assistant Treasurer and
Principal Accounting Officer

                               INVESTMENT ADVISER

IDEX MANAGEMENT, INC.
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

                                  SUB-ADVISERS

AEGON USA INVESTMENT
MANAGEMENT, INC.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499-0002

C.A.S.E. MANAGEMENT, INC.
5355 Town Center Road, Suite 701
Boca Raton, Florida 33486-1081

DEAN INVESTMENT ASSOCIATES
2480 Kettering Tower
Dayton, Ohio  45423-2480

FRED ALGER MANAGEMENT, INC.
1 World Trade Center, Suite 9333
New York, New York 10048-9301

GE ASSET MANAGEMENT INCORPORATED
3003 Summer Street
Stamford, Connecticut 06905-4316

GOLDMAN SACHS ASSET MANAGEMENT
One New York Plaza
New York, New York 10004-1950

JANUS CAPITAL CORPORATION
100 Fillmore Street, Suite 300
Denver, Colorado 80206-4928

LUTHER KING CAPITAL MANAGEMENT
CORPORATION
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4190

NWQ INVESTMENT MANAGEMENT
COMPANY, INC.
2049 Century Park East, 4th Floor
Los Angeles, California 90067-3214

PILGRIM BAXTER & ASSOCIATES, LTD.
825 Duportail Road
Wayne, Pennsylvania 19087-5593

SALOMON BROTHERS ASSET
MANAGEMENT INC
7 World Trade Center
New York, New York 10048-4600

TRANSAMERICA INVESTMENT
MANAGEMENT, LLC
1150 South Olive Street, Suite 2700
Los Angeles, CA 90015

T. ROWE PRICE ASSOCIATES, INC.
100 East Pratt Street
Baltimore, Maryland 21202-1090

FEDERATED INVESTMENT MANAGEMENT
COMPANY
Federated Investment Tower
Pittsburgh, Pennsylvania 15222-3779

GREAT COMPANIES, L.L.C.
8550 Ulmerton Road
Largo, Florida 33771

GABELLI ASSET MANAGEMENT COMPANY
One Corporated Center
Rye, New York 10580-1434

                                    SEND YOUR
                               CORRESPONDENCE TO:

IDEX INVESTOR SERVICES, INC.
P.O. Box 9015
Clearwater, Florida  33758-9015

                                CUSTOMER SERVICE
(888) 233-IDEX (4339)
   toll free call
Hours: 8 a.m. to 7 p.m. Monday - Friday,
       Eastern Standard Time

                                  IDEX WEBSITE
                                www.idexfunds.com

                                   DISTRIBUTOR

INTERSECURITIES, INC.
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

                                    CUSTODIAN

STATE STREET BANK AND TRUST COMPANY

                             INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
400 N. Ashley Drive, Suite 2800
Tampa, Florida 33602-4319

                  P.O. Box 9015 - Clearwater, FL - 33758-9015        [IDEX LOGO]
                     Customer Service 1-888-233-IDEX (4339)
                                www.idexfunds.com
                       Distributor: InterSecurities, Inc.